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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                        Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2011 through June 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                             Pioneer Bond VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2011


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Bond VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        7
  Financial Statements                          23
  Notes to Financial Statements                 28
  Trustees, Officers and Service Providers      33

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------


[The following data was represented as a pie chart in the printed material]

Portfolio Diversification
(As a percentage of total investment in securities)

U.S. Corporate Bonds                                     32.8%
Collateralized Mortgage Obligations                      21.8%
U.S. Government Securities                               16.6%
Senior Secured Loans                                     14.0%
Asset Backed Securities                                   7.3%
Municipal Bonds                                           5.1%
U.S. Preferred Stocks                                     1.7%
Convertible Corporate Bonds                               0.5%
Temporary Cash Investments                                0.2%


[The following data was represented as a pie chart in the printed material]

Quality Distribution
(As a percentage of total investment in securities)

AAA                                                       2.4%
AA                                                        2.7%
A                                                        11.8%
BBB                                                      26.7%
BB                                                        12.0%
B & Lower                                                 6.4%
Commercial Paper                                          1.3%
Treasury/Agency                                          36.7%


Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.


Five Largest Holdings
(As a percentage of total long-term holdings)*

1.       State Street Capital, 8.25%,
           3/15/42                             1.32%
2.       Wachovia Bank Commercial
           Mortgage Trust, 4.803%,
           10/15/41                            1.15
3.       SLM Corp., Floating Rate Note,
           7/25/14                             1.10
4.       Hanover Insurance Group,
           7.625%, 10/15/25                    1.02
5.       Wells Fargo & Co., 7.5%, 12/31/49     1.01

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     6/30/11       12/31/10
  Class I                     $ 11.92       $ 11.84
  Class II                    $ 11.93       $ 11.84


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/11 - 6/30/11            Income         Capital Gains     Capital Gains
  Class I                   $ 0.2958       $  -              $  -
  Class II                  $ 0.2838       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

            Pioneer       Pioneer        Barclays
            Bond VCT      Bond VCT       Capital
           Portfolio,    Portfolio,     Aggregate
             Class I     Class II       Bond Index
6/01         10,000        10,000        10,000
             10,638        10,611        10,863
6/03         11,607        11,550        11,992
             11,572        11,486        12,031
6/05         12,308        12,186        12,849
             12,220        12,069        12,746
6/07         12,976        12,783        13,526
             13,931        13,691        14,489
6/09         14,724        14,434        15,365
             16,924        16,550        16,825
6/11         18,056        17,631        17,481


The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of June 30, 2011)

----------------------------------
             Class I     Class II*
----------------------------------
10 Years     6.09%       5.83%
5 Years      8.12%       7.88%
1 Year       6.69%       6.54%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------


As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

    Share Class                                 I              II
    ------------------------------------------------------------------
    Beginning Account Value on 1/1/11       $ 1,000.00      $ 1,000.00
    Ending Account Value on 6/30/11         $ 1,032.00      $ 1,031.80
    Expenses Paid During Period*            $     3.12      $     4.38

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

    Share Class                                 I              II
    ------------------------------------------------------------------
    Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
    Ending Account Value on 6/30/11         $ 1,021.72       $ 1,020.48
    Expenses Paid During Period*            $     3.11       $     4.36

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------


Against a backdrop of a slowly growing economy, the fixed-income markets produced generally solid, positive returns during the first half of 2011. The notable exception was in the Treasury and government securities area, where prices declined as interest rates rose amid growing inflation concerns. In contrast, the credit sectors, led by high-yield corporate bonds, generated healthy returns as corporations delivered healthy profits and default levels remained low. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Bond VCT Portfolio during the six months ended June 30, 2011. Mr. Taubes, Chief Investment Officer for the U.S. and portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2011?

A: Pioneer Bond VCT Portfolio Class I shares returned 3.20% at net asset value over the six months ended June 30, 2011, and Class II shares returned 3.18%. During the same period, the Portfolio's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 2.72%, while the average return of the 45 variable portfolios in Lipper's Corporate Debt, A-Rated Underlying Funds category was 2.97%. On June 30, 2011, the Portfolio's 30-day standardized SEC yield was 4.57%.

Q: What were the principal factors that affected the Portfolio's performance over the six months ended June 30, 2011?

A: It was a generally good market for fixed-income investments, especially for credit-sensitive securities such as corporate bonds, which performed well as the economy continued to grow and profits improved. Longer-term Treasuries significantly lagged behind the rest of the field as market interest rates rose amid rising inflation expectations. The yield curve, which reflects the differences in yields between longer-maturity and shorter-maturity securities, steepened significantly during the six months ended June 30, 2011, and longer-term, high-grade debt underperformed, with the 30-year Treasury declining in price by almost 1%.

     The Portfolio performed well over the six-month period, outdistancing both the benchmark Barclays Index as well as the average return of its Lipper peers. The outperformance was principally the result of the higher yield produced by the Portfolio's investments, particularly from holdings in corporate debt, non-agency mortgage-backed securities and bank loans. The Portfolio placed heavy emphasis on the higher-yielding credit sectors throughout the six-month period. In contrast, Treasuries and government securities were substantially underweighted in the Portfolio.

     Corporate bonds and other credit-sensitive investments delivered good returns during the period, as both the domestic and the global economies were growing and corporate profits were increasing, even though the domestic expansion appeared to slow over the six months ended June 30, 2011. Contributing to the slowdown over the six-month period were some specific factors affecting the economy that we believe were transitory. The factors included the effects of the March earthquake and tsunami in Japan, which have hindered industrial production in the United States as well as in Japan, particularly by automotive manufacturers, and the impacts of tornadoes and flooding in parts of the United States. Higher energy costs, which have started to recede somewhat, also have taken their toll. We think those influences should have only a temporary impact on economic growth, however, and that the pace of the economic expansion should improve. While the jobs market


A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     has shown disappointing growth, mainly because of cutbacks by state and local governments, private job creation actually improved somewhat.

     Overall, we think the fundamentals of the economy are stronger and the growth outlook is more favorable than the sluggishness of the past six months has indicated.

Q: How was the Portfolio positioned during the six months ended June 30, 2011, and how did the positioning influence performance?

A: We continued to overweight the Portfolio to corporate bonds, both high-yield and investment-grade, during the six-month period, and also maintained good exposures to non-agency mortgage-backed securities and bank loans. The concentration on the credit sectors helped the Portfolio's performance substantially during the period, principally because of the yield generated by the investments. While yield was the biggest factor in the Portfolio's outperformance of the Barclays Index, sector allocations also helped, as overweight positions in investment-grade and high-yield debt helped, particularly in the overweighted financials and industrials sectors. Non-benchmark exposures to bank loans and non-agency mortgage-backed securities also had a positive influence on the Portfolio's performance results.

     Overall credit selection was positive for the Portfolio's performance. Individual securities that were notably strong performers included Portfolio positions in commercial mortgage-backed-securities from issuers such as GMAC, Wachovia and Bank of America. An investment in the preferred shares of Wells Fargo also helped performance. On the negative side, the most noteworthy detractor from Portfolio performance was debt issued by investment bank Goldman Sachs, which fell as earnings declined and worries grew about the effects of new financial regulations on the company.

     The Portfolio was positioned fairly consistently throughout the six months ended June 30, 2011. At the end of the period, 42.7% of Portfolio assets were invested in pass-through securities, predominately non-agency mortgage-backed debt. Investments in bank loans accounted for 13.6% of assets. By quality, 43.6% of Portfolio assets were invested in investment-grade securities with credit ratings ranging from BBB to AAA; another 18.4% of assets were allocated to below-investment grade, high-yielding corporate bonds, while Treasury/Agency securities (36.7%) and commercial paper (1.3%) rounded out the Portfolio's quality distribution at period end.

Q:   What is your investment outlook?

A: We think many market-watchers are a bit too negative and that there is good potential for improving growth trends. Much of the sluggishness of recent months can be attributed, we think, to temporary factors such as weather and the Japanese earthquake/tsunami.

     We anticipate continuing to emphasize the credit sectors in the Portfolio, rather than government bonds. Treasuries, with their very low yields, appear richly priced, and we are much more positive about corporate bonds and other credit-sensitive securities. Corporations have been generating healthy earnings and their profit margins and cash balances continue to be solid. We think the credit profiles of non-agency mortgage-backed securities are getting better as well.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11                            (continued)
--------------------------------------------------------------------------------


     Overall, we expect to maintain the Portfolio's present positioning, while remaining alert for any potential changes in economic or inflationary trends or the investment environment.








Please refer to the Schedule of Investments on pages 7 to 22 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


 Principal  Floating   S&P/Moody's
Amount ($)  Rate (d)   Ratings                                                                                    Value
                                        CONVERTIBLE CORPORATE BONDS - 0.5%
                                        Semiconductors - 0.5%
  175,000              A-/NR            Intel Corp., 2.95%, 12/15/35                                         $   180,906
                                                                                                             -----------
                                        Total Semiconductors                                                 $   180,906
                                                                                                             -----------
                                        TOTAL CONVERTIBLE CORPORATE BONDS                                    $   180,906
                                                                                                             -----------
                                        (Cost $175,388)
   Shares
                                        PREFERRED STOCKS - 1.7%
                                        Banks - 1.0%
                                        Diversified Banks - 1.0%
      355                               Wells Fargo & Co., 7.5%, 12/31/49                                    $   376,123
                                                                                                             -----------
                                        Total Banks                                                          $   376,123
                                                                                                             -----------
                                        Insurance - 0.3%
                                        Life & Health Insurance - 0.3%
    4,800                               Delphi Financial Group, 7.376%, 5/15/37                              $   117,696
                                                                                                             -----------
                                        Total Insurance                                                      $   117,696
                                                                                                             -----------
                                        Real Estate - 0.4%
                                        Real Estate Operating Companies - 0.4%
    2,070                               Forest City Enterprises, Inc., 7.0%, 12/31/49                        $   140,752
                                                                                                             -----------
                                        Total Real Estate                                                    $   140,752
                                                                                                             -----------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $597,276)                                                      $   634,571
                                                                                                             -----------
 Principal
Amount ($)
                                        ASSET BACKED SECURITIES - 7.0%
                                        Materials - 0.5%
                                        Diversified Metals & Mining - 0.2%
   56,140              NR/A1            Bombardier Capital Mortgage Securitization Corp., 6.65%, 4/15/28     $    59,103
                                                                                                             -----------
                                        Precious Metals & Minerals - 0.1%
   40,085              BBB+/A2          Lehman ABS Manufactured Housing Contract Trust, 5.873%,
                                        5/15/22                                                              $    42,357
                                                                                                             -----------
                                        Steel - 0.2%
   65,000              AAA/Aaa          HSBC Home Equity Loan, 5.63%, 3/20/36                                $    67,726
                                                                                                             -----------
                                        Total Materials                                                      $   169,186
                                                                                                             -----------
                                        Automobiles & Components - 0.3%
                                        Automobile Manufacturers - 0.3%
   35,000              NR/Aa1           Santander Drive Auto Receivables Trust, 2.44%, 1/15/16               $    34,967
  100,000              BBB/NR           Santander Drive Auto Receivables Trust, 3.35%, 6/15/17                    99,910
                                                                                                             -----------
                                                                                                             $   134,877
                                                                                                             -----------
                                        Total Automobiles & Components                                       $   134,877
                                                                                                             -----------
                                        Banks - 4.0%
                                        Diversified Banks - 0.2%
  73,760    0.28       AAA/Aa1          Wells Fargo Home Equity, Floating Rate Note, 4/25/37                 $    71,396
                                                                                                             -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                      Value
                                       Thrifts & Mortgage Finance - 3.8%
      72,175             AAA/Aaa       321 Henderson Receivables I, 3.82%, 12/15/48                             $    71,343
      73,620             AAA/Aa1       Ameriquest Mortgage Securities, Inc., 0.5625%, 11/25/34                       67,364
      28,740  0.59       AAA/Baa3      Carrington Mortgage Loan Trust, Floating Rate Note, 9/25/35                   25,615
      35,242             BBB/Baa3      Citigroup Mortgage Loan Trust, 0.34606%, 1/25/37                              34,247
      60,777  0.60       AA+/Aa1       Citigroup Mortgage Loan Trust, Floating Rate Note, 7/25/35                    58,409
      65,000  0.65       AA+/Aa2       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35            59,954
      60,003  0.61       AA+/Aa1       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35            59,023
     158,160  5.07       AAA/Ba2       Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35          148,244
      96,353  0.89       AA+/Aa2       Credit-Based Asset Servicing, Floating Rate Note, 5/25/50                     92,344
      46,010  5.56       AAA/A2        CRMSI 2006-2 A3, Floating Rate Note, 9/25/36                                  46,131
      32,177  0.73       AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificates, Floating Rate
                                       Note, 9/24/34                                                                 30,449
       5,041  0.30       A/A2          Fremont Home Loan Trust, Floating Rate Note, 2/25/36                           4,999
     100,000  0.72       AA+/A1        GSAA Trust, Floating Rate Note, 6/25/35                                       95,880
      37,322  0.62       A/A2          GSAMP Trust, Floating Rate Note, 3/25/35                                      35,562
      19,176  0.56       AAA/Aaa       GSAMP Trust, Floating Rate Note, 8/25/36                                      18,819
     100,000             AA/NR         LEAF II Receivables, 4.9%, 3/20/13                                            99,160
     129,431             CCC+/Caa3     Local Insight Media Finance LLC, 5.88%, 10/23/37                              56,950
      32,340  0.25       B/Ba3         Morgan Stanley ABS Capital I, Floating Rate Note, 12/25/36                    30,768
      52,999             BB-/B1        Morgan Stanley Home Equity, 0.28125%, 12/25/36                                51,881
       2,160             A-/Caa2       Morgan Stanley Ixis Real Estate, 1.445%, 11/25/36                                742
     207,218  0.45       AAA/Aa3       Option One Mortgage Loan Trust, Floating Rate Note, 11/25/35                 195,559
      26,403  0.31       A/Aa3         Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                   25,794
     100,000  0.67       AA+/A3        RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                 95,497
     100,000  0.59       AA+/Aa1       Structured Asset Investment Loan, Floating Rate Note, 5/25/35                 96,758
                                                                                                                -----------
                                                                                                                $ 1,501,492
                                                                                                                -----------
                                       Total Banks                                                              $ 1,572,888
                                                                                                                -----------
                                       Diversified Financials - 1.7%
                                       Diversified Financial Services - 0.9%
      17,461  0.63       AA/Aa2        Asset Backed Securities Corp., Floating Rate Note, 4/25/35               $    16,941
     100,000             A/NR          DT Auto Owner Trust, 3.46%, 1/15/14                                          100,846
      47,435             AA/NR         DT Auto Owner Trust, 5.92%, 10/15/15                                          48,954
      24,570  0.43       AAA/A1        JPMorgan Mortgage Acquisition, Floating Rate Note, 12/25/35                   22,207
     200,000  0.68       AA-/A3        Long Beach Mortgage Loan Trust, Floating Rate Note, 4/25/35                  175,489
                                                                                                                -----------
                                                                                                                $   364,437
                                                                                                                -----------
                                       Specialized Finance - 0.8%
     100,000             BBB-/Baa3     Dominos Pizza Master Issuer, 5.261%, 4/25/37                             $   101,250
      50,000  5.32       A/A2          Irwin Home Equity Co., Floating Rate Note, 4/25/30                            39,314
      20,841             AA+/Aa1       Master Asset Backed Securities Trust, 0.67375%, 5/25/35                       20,313
      63,724  0.54       AAA/Aaa       New Century Home Equity Loan, Floating Rate Note, 3/25/35                     56,223
      70,000  0.63       AAA/Aaa       SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                                 69,979
                                                                                                                -----------
                                                                                                                $   287,079
                                                                                                                -----------
                                       Total Diversified Financials                                             $   651,516
                                                                                                                -----------
                                       Real Estate - 0.4%
                                       Mortgage Real Estate Investment Trusts - 0.4%
      50,000             NR/A3         FREMF Mortgage Trust, 4.77055%, 4/25/44                                  $    48,297
      99,706             NR/NR         Real Estate Asset Trust, 5.44%, 6/25/31                                       99,706
                                                                                                                -----------
                                                                                                                $   148,003
                                                                                                                -----------
                                       Total Real Estate                                                        $   148,003
                                                                                                                -----------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                   Value
                                       Government - 0.1%
      40,652             AAA/Aaa       Freddie Mac, 5.0%, 8/15/35                                             $    42,614
       1,358             AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                                   1,406
                                                                                                              -----------
                                                                                                              $    44,020
                                                                                                              -----------
                                       Total Government                                                       $    44,020
                                                                                                              -----------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $2,735,358)                                                      $ 2,720,490
                                                                                                              -----------
                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 20.9%
                                       Materials - 0.1%
                                       Forest Products - 0.1%
      40,000             AA/Aa3        TSRAR 2006-1 B, 5.7467%, 10/15/36                                      $    42,573
                                                                                                              -----------
                                       Total Materials                                                        $    42,573
                                                                                                              -----------
                                       Banks - 14.2%
                                       Thrifts & Mortgage Finance - 14.2%
     108,443             NR/B2         Banc of America Alternative Loan Trust, 5.25%, 5/25/19                 $   109,671
     148,744             NR/Baa2       Banc of America Alternative Loan Trust, 5.5%, 9/25/33                      153,500
      78,182             AAA/Aa3       Banc of America Alternative Loan Trust, 5.75%, 4/25/33                      81,779
      40,680             NR/Baa3       Banc of America Alternative Loan Trust, 6.0%, 3/25/34                       41,697
     918,594             AAA/A1        Bayview Commercial Asset Trust, 2.65868%, 7/25/37                           78,356
     607,084             AA/A3         Bayview Commercial Asset Trust, 2.83149%, 9/25/37                           54,638
      60,000             AAA/A2        BCAP LLC Trust, 5.0%, 11/25/36                                              61,177
      53,364  2.45       AAA/Baa2      Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/33          50,807
     171,615             NR/Ba3        Chase Mortgage Finance Corp., 5.5%, 5/25/35                                165,994
      61,851  3.11       AAA/A1        Chase Mortgage Finance Corp., Floating Rate Note, 2/25/37                   62,217
      96,444  2.87       A-/NR         Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/35                  90,361
      51,878             AAA/Aaa       Commercial Mortgage Pass Through Certificates, 0.538%, 11/15/17             48,955
      51,001             AAA/Ba1       Countrywide Alternative Loan Trust, 4.25%, 4/25/34                          51,270
      64,976             AAA/B2        Countrywide Alternative Loan Trust, 4.75%, 10/25/33                         65,187
      79,976             AAA/B2        Countrywide Alternative Loan Trust, 5.5%, 1/25/35                           81,020
      98,049             AAA/Ba2       Countrywide Alternative Loan Trust, 5.5%, 4/25/34                           99,011
      90,904             AAA/NR        Countrywide Alternative Loan Trust, 5.5%, 8/25/34                           84,618
     122,909             AAA/NR        Countrywide Alternative Loan Trust, 5.75%, 12/25/33                        126,572
     130,250             AAA/Baa3      Countrywide Home Loan Mortgage Pass Through Trust, 4.867257%,
                                       12/25/33                                                                   120,507
     107,884             B-/Ba1        Countrywide Home Loan, 4.5%, 9/25/35                                       100,587
     194,430  1.44       AAA/NR        Deutsche Mortgage Securities, Inc., Floating Rate Note, 10/25/47           194,430
   6,500,000             BBB/Baa2      Extended Stay America Trust, 1.165%, 1/5/16                                113,235
      60,390             A-/NR         First Horizon Asset Securities, Inc., 6.0%, 5/25/36                         60,115
      50,000             A/A2          GMAC Commercial Mortgage Securities, Inc., 5.307%, 4/10/40                  49,905
     100,000             NR/NR         GS Mortgage Securities Corp. II, 4.209%, 2/10/21                           100,900
     112,470             AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%, 11/18/29                           118,199
      40,462  0.91       AAA/A1        Impac CMB Trust, Floating Rate Note, 10/25/34                               37,327
      63,898  0.59       NR/Aaa        Impac CMB Trust, Floating Rate Note, 11/25/35                               51,691
      21,576  0.99       AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34                 20,095
      95,331  0.54       AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36                  88,344
     100,000             AAA/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                                           103,466
      65,898  5.50       AAA/A2        JPMMT 2004-A1 3A1, Floating Rate Note, 2/25/34                              67,052
      57,109             AAA/A2        JPMorgan Mortgage Trust, 2.657%, 2/25/34                                    56,767
      66,861             AAA/NR        JPMorgan Mortgage Trust, 2.675589%, 7/25/34                                 63,609

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                   Value
                                       Thrifts & Mortgage Finance - (continued)
     96,816              AAA/Aa3       JPMorgan Mortgage Trust, 4.498731%, 10/25/33                          $    98,513
    193,443              AAA/Ba2       JPMorgan Mortgage Trust, 6.0%, 8/25/34                                    180,368
     64,697              AAA/A3        Lehman Brothers Small Balance Commercial, 5.41%, 12/25/36                  63,650
     48,831              AAA/A1        Master Adjustable Rate Mortgages Trust, 2.86771%, 4/21/34                  47,552
     74,914              AA/NR         Master Alternative Loans Trust, 5.5%, 10/25/19                             76,446
    169,202              AAA/NR        Master Alternative Loans Trust, 5.5%, 2/25/35                             174,155
    228,315              AAA/AAA       Master Alternative Loans Trust, 6.0%, 7/25/34                             230,656
    113,513   6.75       BBB/NR        Master Seasoned Securities Trust, Floating Rate Note, 9/25/32             119,083
     34,708              AAA/Aaa       Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                              35,078
     24,918   5.44       AAA/Aaa       Merrill Lynch/Countrywide Commercial, Floating Rate Note, 2/12/39          24,906
     92,162              NR/Aa3        PHH Mortgage Capital, 6.6%, 12/25/27                                       91,036
     89,310              AAA/NR        Residential Asset Securities, 5.5%, 7/25/35                                83,688
     63,925              AAA/Baa3      Residential Funding Mortgage Securities I, 5.0%, 5/25/18                   66,395
    250,000   5.54       CCC+/Caa3     SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49                            82,050
     96,272   0.81       AAA/Baa2      Sequoia Mortgage Trust, Floating Rate Note, 3/20/35                        78,727
    400,000              AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41                 428,458
 49,042,470   0.01       AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, Floating Rate Note,
                                       6/15/45                                                                    63,230
     75,000              BBB/NR        WaMu Commercial Mortgage Securities Trust, 5.3%, 5/25/36                   77,801
     75,000   2.78       BB-/NR        WaMu Mortgage Pass Through Certificates, Floating Rate Note,
                                       8/25/35                                                                    68,641
    100,000              AAA/Aaa       WBCMT 2003-C9 B, 5.109%, 12/15/35                                         102,244
     94,281              AAA/A1        Wells Fargo Mortgage Backed Securities Trust, 5.0%, 11/25/36               95,166
     67,227              AAA/Baa1      Wells Fargo Mortgage Backed Securities Trust, 5.5%, 5/25/35                67,067
    164,872              NR/B1         Wells Fargo Mortgage Backed Securities Trust, 5.75%, 3/25/36              159,102
     44,576   2.78       AAA/Aa1       Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                       10/25/34                                                                   44,135
     43,974   2.78       AAA/Aa1       Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                       10/25/35                                                                   42,513
     57,060   5.62       A-/NR         Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                       4/25/36                                                                    56,299
                                                                                                             -----------
                                                                                                             $ 5,510,018
                                                                                                             -----------
                                       Total Banks                                                           $ 5,510,018
                                                                                                             -----------
                                       Diversified Financials - 6.1%
                                       Asset Management & Custody Banks - 0.1%
     63,987   4.94       NR/NR         Jefferies & Co., Inc., Floating Rate Note, 5/26/37                    $    62,441
                                                                                                             -----------
                                       Consumer Finance - 0.2%
     70,137              AAA/Aaa       GMAC Mortgage Corp. Loan Trust, 5.5%, 11/25/33                        $    70,837
                                                                                                             -----------
                                       Diversified Financial Services - 4.9%
    119,166              AAA/Ba1       Banc of America Mortgage Securities, Inc., 4.75%, 10/25/20            $   115,340
     29,898              AAA/NR        Banc of America Mortgage Securities, Inc., 5.0%, 8/25/33                   29,828
    107,894              AA-/NR        Banc of America Mortgage Securities, Inc., 5.5%, 11/25/34                 112,706
     52,108              AAA/NR        Banc of America Mortgage Securities, Inc., 5.75%, 1/25/35                  53,305
    114,620   2.75       AAA/Aaa       Banc of America Mortgage Securities, Inc., Floating Rate Note,
                                       6/25/34                                                                   104,824
    112,178   2.92       AAA/Aaa       Banc of America Mortgage Securities, Inc., Floating Rate Note,
                                       7/25/33                                                                   106,716
     47,605              NR/A2         CitiCorp Mortgage Securities, Inc., 5.5%, 3/25/35                          47,875
     78,506              NR/B1         CMSI 2006-1 3A1, 5.0%, 2/25/36                                             78,330

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                              Value
                                       Diversified Financial Services - (continued)
 100,000                 BBB+/A2       Credit Suisse Mortgage Capital Certificates, 0.318%, 2/15/22     $    91,614
 123,716                 CCC/NR        JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                        97,335
  97,371      4.13       NR/NR         La Hipotecaria SA, Floating Rate Note, 9/8/39                         97,402
  12,408                 AAA/Aaa       Morgan Stanley Capital, Inc., 7.0%, 7/25/33                           12,632
  87,271                 A/NR          Nomura Resecuritization Trust, 5.235%, 3/26/36                        86,617
 250,000                 AAA/Baa3      Residential Accredit Loans, Inc., 4.0%, 7/25/33                      246,706
  97,205                 AAA/Baa2      Residential Accredit Loans, Inc., 4.5%, 4/25/34                       97,571
 308,501                 NR/Ba1        Residential Accredit Loans, Inc., 5.0%, 5/25/19                      308,742
 138,417                 NR/Ba3        Residential Accredit Loans, Inc., 5.0%, 8/25/18                      139,654
  62,851                 AAA/NR        Residential Accredit Loans, Inc., 6.0%, 10/25/34                      63,780
                                                                                                        -----------
                                                                                                        $ 1,890,977
                                                                                                        -----------
                                       Investment Banking & Brokerage - 0.8%
 160,000                 AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42       $   170,247
  49,117                 NR/Aaa        Banc of America Commercial Mortgage, Inc., 5.381%, 1/15/49            49,488
 105,291                 AA/NR         Bear Stearns Commercial Mortgage Securities, 6.63%, 2/15/35          105,022
                                                                                                        -----------
                                                                                                        $   324,757
                                                                                                        -----------
                                       Specialized Finance - 0.1%
  44,715                 AAA/NR        CW Capital Cobalt, Ltd., 5.174%, 8/15/48                         $    45,719
                                                                                                        -----------
                                       Total Diversified Financials                                     $ 2,394,731
                                                                                                        -----------
                                       Real Estate - 0.5%
                                       Mortgage Real Estate Investment Trusts - 0.5%
 200,000                 BBB/A3        Credit Suisse First Boston Mortgage Securities Corp., 6.448%,
                                       9/15/34                                                          $   199,726
                                                                                                        -----------
                                       Total Real Estate                                                $   199,726
                                                                                                        -----------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $8,326,924)                                                $ 8,147,048
                                                                                                        -----------
                                       CORPORATE BONDS - 31.5%
                                       Energy - 4.0%
                                       Oil & Gas Drilling - 0.1%
  50,000                 BBB+/Baa1     Pride International, 6.875%, 8/15/20                             $    58,149
                                                                                                        -----------
                                       Oil & Gas Equipment & Services - 0.2%
  91,000      3.42       NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)             $    72,800
                                                                                                        -----------
                                       Oil & Gas Exploration & Production - 0.7%
  95,741                 BBB+/NR       Gazprom International SA, 7.201%, 2/1/20 RegS                    $   106,272
 100,000                 BBB-/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                            108,360
  65,000                 BBB-/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                               73,938
                                                                                                        -----------
                                                                                                        $   288,570
                                                                                                        -----------
                                       Oil & Gas Refining & Marketing - 0.6%
 200,000                 BBB/Baa2      Spectra Energy Capital, 6.2%, 4/15/18                            $   226,786
                                                                                                        -----------
                                       Oil & Gas Storage & Transportation - 2.4%
  50,000                 BBB-/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17                            $    55,107
  90,000                 BBB/Baa3      Buckeye Partners LP, 6.05%, 1/15/18                                  101,208
 250,000                 BBB-/Baa3     Plains All America Pipeline, 6.125%, 1/15/17                         279,753
 265,000                 A/A3          Questar Pipeline Co., 5.83%, 2/1/18                                  301,991

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                     Value
                                       Oil & Gas Storage & Transporation - (continued)
    50,000               BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18              $    56,685
   110,000               BB+/Baa3      Williams Co., Inc., 7.75%, 6/15/31                          128,391
                                                                                               -----------
                                                                                               $   923,135
                                                                                               -----------
                                       Total Energy                                            $ 1,569,440
                                                                                               -----------
                                       Materials - 2.2%
                                       Aluminum - 0.4%
   150,000               BBB-/Baa3     Alcoa , Inc., 6.15%, 8/15/20                            $   158,908
                                                                                               -----------
                                       Construction Materials - 0.4%
   220,000    6.72       B-/BBB-       C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49     $   162,800
                                                                                               -----------
                                       Diversified Metals & Mining - 0.7%
   185,000               BBB-/Baa3     AngloGold Ashanti Holdings, 5.375%, 4/15/20             $   182,153
    69,000               BBB/Baa2      Teck Resources, Ltd., 10.25%, 5/15/16                        82,455
                                                                                               -----------
                                                                                               $   264,608
                                                                                               -----------
                                       Paper Products - 0.2%
    80,000               BBB/Ba1       Georgia-Pacific LLC, 5.4%, 11/1/20                      $    81,531
                                                                                               -----------
                                       Specialty Chemicals - 0.5%
   155,000               BBB/Baa2      Cytec Industries, Inc., 8.95%, 7/1/17                   $   193,258
                                                                                               -----------
                                       Total Materials                                         $   861,105
                                                                                               -----------
                                       Capital Goods - 0.9%
                                       Construction & Farm Machinery & Heavy Trucks - 0.2%
    65,000               BBB+/Baa2     Cummins, Inc., 6.75%, 2/15/27                           $    70,126
                                                                                               -----------
                                       Industrial Conglomerates - 0.1%
    40,000               A-/A3         Tyco International Finance SA, 8.5%, 1/15/19            $    50,708
                                                                                               -----------
                                       Trading Companies & Distributors - 0.6%
    50,000               BB-/Ba2       Ace Hardware Corp., 9.125%, 6/1/16 (144A)               $    53,125
   170,000               BBB-/BBB-     Aviation Capital Group Corp., 6.75%, 4/6/21                 167,714
                                                                                               -----------
                                                                                               $   220,839
                                                                                               -----------
                                       Total Capital Goods                                     $   341,673
                                                                                               -----------
                                       Automobiles & Components - 0.1%
                                       Automobile Manufacturers - 0.1%
    50,000               BBB+/Baa2     Nissan Motor Acceptance Corp., 4.5%, 1/30/15 (144A)     $    52,871
                                                                                               -----------
                                       Total Automobiles & Components                          $    52,871
                                                                                               -----------
                                       Consumer Services - 0.4%
                                       Education Services - 0.4%
    25,000               AAA/NR        Massachusetts Institute of Technology, 5.6%, 7/1/11     $    25,545
   105,000               AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37               114,879
                                                                                               -----------
                                                                                               $   140,424
                                                                                               -----------
                                       Total Consumer Services                                 $   140,424
                                                                                               -----------
                                       Media - 0.3%
                                       Cable & Satellite - 0.3%
   100,000               BBB+/Baa1     British Sky Broadcasting, 6.1%, 2/15/18 (144A)          $   111,851
                                                                                               -----------
                                       Total Media                                             $   111,851
                                                                                               -----------

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                           Value
                                       Food & Drug Retailing - 0.4%
                                       Drug Retail - 0.4%
    49,952               BBB+/Baa2     CVS Pass-Through Trust, 5.298%, 1/11/27                       $    49,967
    89,144               BBB+/Baa2     CVS Pass-Through Trust, 5.773%, 1/10/33                            92,297
                                                                                                     -----------
                                                                                                     $   142,264
                                                                                                     -----------
                                       Total Food & Drug Retailing                                   $   142,264
                                                                                                     -----------
                                       Food, Beverage & Tobacco - 0.6%
                                       Packaged Foods & Meats - 0.3%
   120,000               BBB-/Baa2     Kraft Foods, Inc., 6.5%, 2/9/40 (b)                           $   133,293
                                                                                                     -----------
                                       Tobacco - 0.3%
   100,000               BBB/WR        UST, Inc., 5.75%, 3/1/18                                      $   107,643
                                                                                                     -----------
                                       Total Food, Beverage & Tobacco                                $   240,936
                                                                                                     -----------
                                       Pharmaceuticals & Biotechnology - 0.4%
                                       Life Sciences Tools & Services - 0.4%
   135,000               BBB-/Baa2     Agilent Technologies, Inc., 6.5%, 11/1/17                     $   155,486
                                                                                                     -----------
                                       Total Pharmaceuticals & Biotechnology                         $   155,486
                                                                                                     -----------
                                       Banks - 4.0%
                                       Diversified Banks - 0.6%
   220,000               A/Baa1        Barclays Plc, 6.05%, 12/4/17                                  $   232,934
                                                                                                     -----------
                                       Regional Banks - 3.4%
   160,000               BB/Baa3       Capital One Capital VI, 8.875%, 5/15/40                       $   165,025
   145,000               A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                              161,814
   250,000    8.25       BBB/Baa3      PNC Financial Services Group, Floating Rate Note, 5/29/49         264,435
   490,000               BBB+/Baa1     State Street Capital, 8.25%, 3/15/42                              490,216
   210,000               AA-/Aa3       Wachovia Bank NA, 6.0%, 11/15/17                                  234,264
                                                                                                     -----------
                                                                                                     $ 1,315,754
                                                                                                     -----------
                                       Total Banks                                                   $ 1,548,688
                                                                                                     -----------
                                       Diversified Financials - 6.6%
                                       Asset Management & Custody Banks - 0.6%
   205,000               A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                              $   236,716
                                                                                                     -----------
                                       Consumer Finance - 1.1%
   415,000    4.00       BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                        $   408,601
                                                                                                     -----------
                                       Diversified Financial Services - 1.5%
   225,000               BBB/Baa2      Alterra Finance LLC, 6.25%, 9/30/20                           $   231,314
   315,000               BBB+/Baa1     JPMorgan Chase & Co., 7.9%, 4/29/49                               338,338
    12,363               BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)                12,381
                                                                                                     -----------
                                                                                                     $   582,033
                                                                                                     -----------
                                       Investment Banking & Brokerage - 2.9%
    96,298               BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                  $   102,185
   300,000    5.79       BBB-/Baa2     Goldman Sachs Capital, Floating Rate Note, 12/29/49               240,000
   200,000               BBB/Baa2      Jefferies Group, Inc., 6.875%, 4/15/21                            214,951
   190,000               A-/A2         Macquarie Group, Ltd., 6.0%, 1/14/20                              190,524
   185,000               A/A2          Morgan Stanley, 5.5%, 1/26/20                                     187,411
   190,000               A/A2          Morgan Stanley Dean Witter, 6.625%, 4/1/18                        209,303
                                                                                                     -----------
                                                                                                     $ 1,144,374
                                                                                                     -----------
                                       Specialized Finance - 0.5%
   180,000               A+/A1         National Rural Utilities Corp., 5.45%, 2/1/18                 $   201,467
                                                                                                     -----------
                                       Total Diversified Financials                                  $ 2,573,191
                                                                                                     -----------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                     Value
                                       Insurance - 3.8%
                                       Life & Health Insurance - 2.1%
    75,000               BBB/Baa3      Delphi Financial Group, Inc., 7.875%, 1/31/20           $    83,469
   210,000               BBB/Ba1       Lincoln National Corp., 6.05%, 4/20/67                      202,125
   160,000               BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                               225,200
   270,000               A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                     306,972
                                                                                               -----------
                                                                                               $   817,766
                                                                                               -----------
                                       Multi-Line Insurance - 0.3%
   100,000               BBB-/Baa2     Liberty Mutual Group, 7.3%, 6/15/14 (144A)              $   108,863
                                                                                               -----------
                                       Property & Casualty Insurance - 1.3%
   365,000               BBB-/Baa3     Hanover Insurance Group, 7.625%, 10/15/25               $   380,359
    50,000               BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20              53,922
   100,000               BB/Ba2        White Mountains Re Group, Ltd., 7.506%, 5/29/49              95,409
                                                                                               -----------
                                                                                               $   529,690
                                                                                               -----------
                                       Reinsurance - 0.1%
    30,000               BBB-/Baa3     Reinsurance Group of America, Inc., 6.75%, 12/15/65     $    28,660
                                                                                               -----------
                                       Total Insurance                                         $ 1,484,979
                                                                                               -----------
                                       Real Estate - 2.8%
                                       Diversified Real Estate Activities - 0.8%
   270,000               A-/A2         WEA Finance LLC, 7.125%, 4/15/18                        $   315,121
                                                                                               -----------
                                       Diversified Real Estate Investment Trusts - 0.9%
   205,000               BBB+/Baa1     Dexus Finance Property, Ltd., 7.125%, 10/15/14          $   231,246
    60,000               BBB/Baa2      Digital Realty Trust LP, 4.5%, 7/15/15                       62,447
    45,000               BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                      47,178
                                                                                               -----------
                                                                                               $   340,871
                                                                                               -----------
                                       Specialized Real Estate Investment Trusts - 1.1%
   260,000               BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                       $   281,982
   150,000               BBB-/Baa3     Healthcare Realty Trust, Inc., 6.5%, 1/17/17                166,968
                                                                                               -----------
                                                                                               $   448,950
                                                                                               -----------
                                       Total Real Estate                                       $ 1,104,942
                                                                                               -----------
                                       Software & Services - 0.1%
                                       Data Processing & Outsourced Services - 0.1%
    22,000               B-/Caa1       First Data Corp., 8.25%, 1/15/21                        $    21,560
                                                                                               -----------
                                       Total Software & Services                               $    21,560
                                                                                               -----------
                                       Telecommunication Services - 0.9%
                                       Wireless Telecommunication Services - 0.9%
   180,000               NR/A2         Crown Castle Towers LLC, 4.883%, 8/15/20                $   180,995
   100,000               NR/NR         GTP Acquisition Partners I LLC, 4.347%, 6/15/16             100,457
    75,000               NR/NR         WCP Wireless Site Funding LLC, 6.829%, 11/15/15              76,180
                                                                                               -----------
                                                                                               $   357,632
                                                                                               -----------
                                       Total Telecommunication Services                        $   357,632
                                                                                               -----------
                                       Utilities - 4.0%
                                       Electric Utilities - 2.0%
    30,000               A-/Baa1       Commonwealth Edison, 6.15%, 9/15/17                     $    34,720
    83,144               BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                 83,728
    71,996               B+/Ba2        FPL Energy National Wind, 6.125%, 3/25/19 (144A)             70,137
   200,000               BB+/Baa2      Israel Electric Corp., 7.25%, 1/15/19 (144A)                219,620
    60,000               BBB/Baa2      Nevada Power Co., 6.5%, 8/1/18                               70,169

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                              Value
                                       Electric Utilities - (continued)
    36,724               NR/WR         Orcal Geothermal, 6.21%, 12/30/20 (144A)                          $    35,418
   225,000               BBB+/A3       West Penn Power Co., 5.95%, 12/15/17                                  256,304
                                                                                                         -----------
                                                                                                         $   770,096
                                                                                                         -----------
                                       Gas Utilities - 0.6%
   250,017               A+/A1         Nakilat, Inc., 6.267%, 12/31/33 (144A)                            $   232,296
                                                                                                         -----------
                                       Independent Power Producer & Energy Traders - 0.8%
   140,000               BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/20/21 (144A)                  $   140,984
   155,358               BBB-/Baa3     Panoche Energy Center LLC, 6.88%, 7/31/29 (144A)                      158,565
                                                                                                         -----------
                                                                                                         $   299,549
                                                                                                         -----------
                                       Multi-Utilities - 0.6%
   215,000               BBB+/Baa2     New York State Gas and Electric, 6.15%, 12/15/17 (144A)           $   238,225
                                                                                                         -----------
                                       Total Utilities                                                   $ 1,540,166
                                                                                                         -----------
                                       TOTAL CORPORATE BONDS
                                       (Cost $10,947,323)                                                $12,247,208
                                                                                                         -----------
                                       U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.9%
    41,916               AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                   $    45,178
    88,668               AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                         96,513
   223,873               AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 12/1/36             248,317
   156,732               AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 1/1/29 - 7/1/32               177,615
    86,915               AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22 - 10/1/46               98,323
     9,668               AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                         11,307
    74,262               AAA/Aaa       Federal National Mortgage Association, 5.0%, 7/1/19                    80,294
   339,372               AAA/Aaa       Federal National Mortgage Association, 5.5%, 3/1/18 - 12/1/34         370,916
   113,114               AAA/Aaa       Federal National Mortgage Association, 5.9%, 7/1/28                   125,785
   407,879               AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/11 - 7/1/38         451,097
   304,282               AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34          346,126
    58,141               AAA/Aaa       Federal National Mortgage Association, 7.0%, 3/1/12 - 1/1/32           66,829
     5,393               AAA/Aaa       Federal National Mortgage Association, 7.5%, 2/1/31                     6,331
   116,549               AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29 - 5/1/31          136,437
     9,594               AAA/Aaa       Federal National Mortgage Association, 9.5%, 2/1/21                    11,130
    43,692               AAA/Aaa       Government National Mortgage Association I, 6.0%, 2/15/29              49,047
   138,073               AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28            153,305
   127,705               AAA/Aaa       Government National Mortgage Association II, 6.0%,
                                       12/20/18 - 11/20/33                                                   140,886
     9,807               AAA/Aaa       Government National Mortgage Association II, 6.5%, 8/20/28             11,112
    41,947               AAA/Aaa       Government National Mortgage Association II, 7.0%,
                                       5/20/26 - 1/20/31                                                      48,818
   273,614               AAA/Aaa       Government National Mortgage Association, 4.5%,
                                       12/15/18 - 4/15/20                                                    295,052
   349,191               AAA/Aaa       Government National Mortgage Association, 5.0%,
                                       7/15/17 - 9/15/33                                                     377,694
   417,743               AAA/Aaa       Government National Mortgage Association, 5.5%,
                                       3/15/33 - 10/15/34                                                    462,464
    86,704               AAA/Aaa       Government National Mortgage Association, 5.72%, 10/15/29              96,690
   738,758               AAA/Aaa       Government National Mortgage Association, 6.0%,
                                       8/15/13 - 8/15/34                                                     824,752
   486,058               AAA/Aaa       Government National Mortgage Association, 6.5%,
                                       4/15/17 - 12/15/32                                                    552,605

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                Value
                                       U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
   214,514               AAA/Aaa       Government National Mortgage Association, 7.0%,
                                       1/15/26 - 5/15/32                                                   $   249,973
    25,923               AAA/Aaa       Government National Mortgage Association, 7.5%,
                                       10/15/22 - 1/15/32                                                       30,464
       948               AAA/Aaa       Government National Mortgage Association, 8.0%, 8/20/25                   1,121
 2,936,204    0.70       NR/NR         Government National Mortgage Association, Floating Rate Note,
                                       11/16/51                                                                135,673
   160,546               AAA/Aaa       New Valley Generation I, 7.299%, 3/15/19                                193,257
   300,000               NR/Aaa        U.S. Treasury Notes, 4.375%, 5/15/41                                    299,532
                                                                                                           -----------
                                                                                                           $ 6,194,643
                                                                                                           -----------
                                       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                       (Cost $5,696,237)                                                   $ 6,194,643
                                                                                                           -----------
                                       MUNICIPAL BONDS - 4.9%
                                       Municipal Airport - 0.2%
    75,000               BBB/Baa2      Indianapolis Airport Authority, 5.1%, 1/15/17                       $    82,103
                                                                                                           -----------
                                       Municipal Development - 0.6%
   150,000               CCC+/NR       Alliance Airport Authority, 5.75%, 12/1/29                          $   105,282
   135,000               BBB/Baa3      Selma Industrial Development Board, 5.8%, 5/1/34                        135,358
                                                                                                           -----------
                                                                                                           $   240,640
                                                                                                           -----------
                                       Municipal General - 0.6%
    75,000               A+/A1         New Jersey Transport Trust Fund Authority, 5.5%, 6/15/41            $    77,377
    25,000               AAA/Aa1       New York City Transitional Finance Authority, 5.0%, 11/1/33              26,215
   100,000               AA+/Aa1       State of Washington, 5.0%, 7/1/18                                       118,123
                                                                                                           -----------
                                                                                                           $   221,715
                                                                                                           -----------
                                       Municipal Higher Education - 2.6%
   150,000               AAA/Aaa       Connecticut State Health & Educational Facility Authority, 5.0%,
                                       7/1/40                                                              $   156,015
    75,000               AAA/Aaa       Houston Higher Education Finance Corp., 5.0%, 5/15/40                    77,715
    70,000               AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                 73,552
    75,000               AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 5.5%,
                                       7/1/32                                                                   89,927
    60,000               AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 6.0%,
                                       7/1/36                                                                   67,227
   170,000               AAA/Aaa       Missouri State Health & Educational Facilities, 5.0%, 11/15/39          177,436
    65,000               AAA/Aaa       New York State Dormitory Authority, 5.0%, 10/1/41                        68,272
    25,000               AA/Aa1        New York State Dormitory Authority, 5.0%, 7/1/35                         26,067
   200,000               AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                        208,266
    50,000               AAA/Aaa       Texas A&M University, 5.0%, 7/1/30                                       54,758
                                                                                                           -----------
                                                                                                           $   999,235
                                                                                                           -----------
                                       Municipal Medical - 0.1%
    50,000               AA-/A1        Massachusetts Development Finance Agency, 5.25%, 4/1/37             $    50,490
                                                                                                           -----------
                                       Municipal Pollution - 0.3%
    60,000               BBB+/Baa1     County of Sweetwater Wyoming, 5.6%, 12/1/35                         $    58,601
    60,000               BBB/Baa3      Courtland Industrial Development Board, 5.0%, 8/1/27                     54,378
                                                                                                           -----------
                                                                                                           $   112,979
                                                                                                           -----------

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                              Value
                                       Municipal Water - 0.5%
    25,000               AAA/Aa1       City of Charleston South Carolina, 5.0%, 1/1/35                   $    26,433
   125,000               AAA/Aa1       City of Charleston South Carolina, 5.0%, 1/1/41                       131,170
    50,000               AAA/Aa2       Hampton Roads Sanitation District, 5.0%, 4/1/38                        51,527
                                                                                                         -----------
                                                                                                         $   209,130
                                                                                                         -----------
                                       TOTAL MUNICIPAL BONDS
                                       (Cost $1,847,104)                                                 $ 1,916,292
                                                                                                         -----------
                                       SENIOR FLOATING RATE LOAN INTERESTS - 13.5%**
                                       Energy - 0.3%
                                       Oil & Gas Refining & Marketing - 0.3%
   110,000    4.25       NR/Ba2        Pilot Travel Centers LLC, Initial Tranche B Term Loan, 3/7/18     $   110,516
                                                                                                         -----------
                                       Total Energy                                                      $   110,516
                                                                                                         -----------
                                       Materials - 1.6%
                                       Diversified Chemical - 0.3%
    53,714    7.50       NR/NR         Ineos U.S. Finance Corp., Senior Credit Term Loan, 12/16/13       $    55,644
    52,865    8.00       NR/NR         Ineos U.S. Finance Corp., Senior Credit Term Loan, 12/16/14            54,764
                                                                                                         -----------
                                                                                                         $   110,408
                                                                                                         -----------
                                       Metal & Glass Containers - 0.4%
   151,843    6.75       B+/B2         Graham Packaging Co., Term C Loan, 4/5/14                         $   152,485
                                                                                                         -----------
                                       Paper Packaging - 0.5%
    29,775    6.00       B+/B2         Graham Packaging Co., Term D Loan, 9/9/16                         $    29,878
   151,450    3.04       BB/Ba2        Graphic Packaging International, Inc., Incremental Term Loan,
                                       5/16/14                                                               151,346
                                                                                                         -----------
                                                                                                         $   181,224
                                                                                                         -----------
                                       Precious Metals & Minerals - 0.4%
   139,500    5.25       NR/NR         Fairmount Minerals, Ltd., Tranche B Term Loan, 3/1/17             $   139,907
                                                                                                         -----------
                                       Total Materials                                                   $   584,024
                                                                                                         -----------
                                       Commercial Services & Supplies - 0.4%
                                       Environmental & Facilities Services - 0.4%
   173,608    2.19       D/B2          Synagro Technologies, Inc., 1st Lien Term Loan, 4/2/14            $   161,455
                                                                                                         -----------
                                       Total Commercial Services & Supplies                              $   161,455
                                                                                                         -----------
                                       Transportation - 0.2%
                                       Air Freight & Couriers - 0.2%
    19,383    5.31       NR/NR         Ceva Group Plc, Dollar Tranche B Term Loan, 8/31/16               $    19,032
    25,103    5.27       NR/NR         Ceva Group Plc, EGL Tranche B Term Loan, 8/31/16                       24,643
    31,645    5.27       NR/B1         Ceva Group Plc, U.S. Tranche B Term Loan, 8/31/16                 $    31,072
                                                                                                         -----------
                                                                                                         $    74,747
                                                                                                         -----------
                                       Total Transportation                                              $    74,747
                                                                                                         -----------
                                       Automobiles & Components - 1.8%
                                       Auto Parts & Equipment - 1.3%
   139,961    2.94       B+/B2         Allison Transmission, Term Loan, 8/7/14                           $   137,457
    36,602    2.13       NR/NR         Federal Mogul Corp., Tranche C Term Loan, 12/28/15                     34,720
    71,740    2.13       NR/NR         Federal Mogul Corp., Tranche B Term Loan, 12/29/14                     68,050
   245,422    4.25       NR/NR         Pinafore LLC, Term B1 Loan, 9/21/16                                   245,750
                                                                                                         -----------
                                                                                                         $   485,977
                                                                                                         -----------

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                               Value
                                       Tires & Rubber - 0.5%
   205,000    1.94       BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14            $   197,898
                                                                                                          -----------
                                       Total Automobiles & Components                                     $   683,875
                                                                                                          -----------
                                       Consumer Services - 0.6%
                                       Restaurants - 0.6%
   248,750    4.50       BB+/Ba2       Burger King Holdings, Inc., Tranche B Term Loan, 10/30/16          $   248,460
                                                                                                          -----------
                                       Total Consumer Services                                            $   248,460
                                                                                                          -----------
                                       Media - 1.6%
                                       Broadcasting - 0.4%
   174,829    4.44       B/Baa2        Univision Communications, Inc., Extended Term Loan, 3/29/17        $   166,425
                                                                                                          -----------
                                       Movies & Entertainment - 0.8%
   204,836    5.25       NR/NR         Christie/AIX, Inc., Term Loan, 4/29/16                             $   203,684
    98,750    4.50       B+/NR         Live Nation Entertainment, Term B Loan, 10/20/16                        98,842
                                                                                                          -----------
                                                                                                          $   302,526
                                                                                                          -----------
                                       Publishing - 0.4%
   148,877    4.75       NR/NR         Interactive Data Corp., Term B Loan, 1/31/18                       $   149,191
                                                                                                          -----------
                                       Total Media                                                        $   618,142
                                                                                                          -----------
                                       Household & Personal Products - 0.6%
                                       Personal Products - 0.6%
   248,750    4.25       BB-/Ba1       NBTY, Inc., Term B1 Loan, 10/1/17                                  $   248,957
                                                                                                          -----------
                                       Total Household & Personal Products                                $   248,957
                                                                                                          -----------
                                       Health Care Equipment & Services - 2.4%
                                       Health Care Facilities - 0.8%
    30,953    3.50       BB+/Ba2       HCA Holdings, Inc., Tranche B3 Term Loan, 5/31/18                  $    30,525
    74,231    3.50       BB+/Ba2       HCA, Inc., Tranche B2 Term Loan, 3/17/17                                73,326
   229,219    4.00       NR/NR         Universal Health Services, Inc., Tranche B Term Loan, 11/30/16         230,110
                                                                                                          -----------
                                                                                                          $   333,961
                                                                                                          -----------
                                       Health Care Services - 0.5%
   190,182    2.44       NR/NR         Catalent Pharma Solutions, Inc., Dollar Term Loan, 4/10/14         $   182,337
                                                                                                          -----------
                                       Health Care Supplies - 0.5%
    37,088    3.44       BB-/B1        Bausch & Lomb, Inc., Delayed Draw Term Loan, 4/24/15               $    36,912
   152,366    3.48       BB-/B1        Bausch & Lomb, Inc., Parent Term Loan, 4/24/15                         151,643
                                                                                                          -----------
                                                                                                          $   188,555
                                                                                                          -----------
                                       Health Care Technology - 0.6%
   246,878    4.50       NR/NR         IMS Health, Inc., Tranche B Dollar Term Loan, 8/31/17              $   247,495
                                                                                                          -----------
                                       Total Health Care Equipment & Services                             $   952,348
                                                                                                          -----------
                                       Diversified Financials - 0.8%
                                       Investment Banking & Brokerage - 0.2%
    95,887    5.25       B+/Ba3        LPL Holdings, Inc., 2017 Term Loan, 6/28/17                        $    96,546
                                                                                                          -----------
                                       Specialized Finance - 0.6%
   222,016    3.75       BBB-/Ba2      MSCI, Inc., Term B1 Loan, 3/14/17                                  $   223,497
                                                                                                          -----------
                                       Total Diversified Financials                                       $   320,043
                                                                                                          -----------

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                 Value
                                       Insurance - 0.7%
                                       Insurance Brokers - 0.7%
    49,695    2.75       B/NR          HUB International Holdings, Delayed Draw Term Loan, 6/13/14           $    48,411
   221,077    2.75       B/NR          HUB International Holdings, Initial Term Loan, 6/13/14                    215,366
                                                                                                             -----------
                                                                                                             $   263,777
                                                                                                             -----------
                                       Total Insurance                                                       $   263,777
                                                                                                             -----------
                                       Software & Services - 1.2%
                                       Data Processing & Outsourced Services - 0.8%
   248,125    5.25       BBB-/Ba1      Fidelity National, Inc., Term B Loan, 7/18/16                         $   249,276
     4,745    2.94       BB-/B1        First Data Corp., Non-Extending Term Loan, 9/24/14                          4,404
    44,590    4.19       B-/Caa1       First Data Corp., 2018 Dollar Term Loan, 3/24/18                           41,190
                                                                                                             -----------
                                                                                                             $   294,870
                                                                                                             -----------
                                       IT Consulting & Other Services - 0.3%
   142,625    1.94       BB/Ba3        Sungard Data Systems, Inc., Tranche A U.S. Term Loan, 2/28/14         $   139,356
                                                                                                             -----------
                                       Systems Software - 0.1%
    30,000    3.75       BB-/Ba2       Reynolds & Reynolds Co., Tranche B Term Loan, 3/9/18                  $    30,042
                                                                                                             -----------
                                       Total Software & Services                                             $   464,268
                                                                                                             -----------
                                       Semiconductors - 0.2%
    92,732    4.75       BB/Ba2        Intersil Corp., Term Loan, 4/27/16                                    $    93,195
                                                                                                             -----------
                                       Total Semiconductors                                                  $    93,195
                                                                                                             -----------
                                       Telecommunication Services - 0.6%
                                       Integrated Telecommunication Services - 0.4%
   130,029    3.19       NR/NR         Telesat Canada, Inc., U.S. Term I Loan, 10/31/14                      $   128,485
    11,169    3.19       NR/NR         Telesat Canada, Inc., U.S. Term II Loan, 10/31/14                          11,037
                                                                                                             -----------
                                                                                                             $   139,522
                                                                                                             -----------
                                       Wireless Telecommunication Services - 0.2%
    90,000    3.29       B/B3          Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                    $    86,906
                                                                                                             -----------
                                       Total Telecommunication Services                                      $   226,428
                                                                                                             -----------
                                       Utilities - 0.5%
                                       Electric Utilities - 0.5%
   234,193    4.73       BBB-/Ba1      Texas Competitive Electric Holdings Co., 2017 Term Loan, 10/10/17     $   183,130
                                                                                                             -----------
                                       Total Utilities                                                       $   183,130
                                                                                                             -----------
                                       TOTAL SENIOR FLOATING RATE LOAN OBLIGATIONS
                                       (Cost $5,157,145)                                                     $ 5,233,365
                                                                                                             -----------
                                       TEMPORARY CASH INVESTMENTS - 0.1%
                                       Securities Lending Collateral - 0.1% (c)
                                       Certificates of Deposit:
     1,735                             Bank of America NA, 0.19%, 9/2/11                                     $     1,735
     1,735                             Bank of Montreal Chicago, 0.12%, 7/8/11                                     1,735
     1,388                             Bank of Nova Scotia, 0.30%, 6/11/12                                         1,388
       347                             Bank of Nova Scotia, 0.25%, 9/29/12                                           347
       807                             BBVA Group NY, 0.47%, 8/10/11                                                 807
       972                             BBVA Group NY, 0.36%, 7/7/11                                                  972
     1,218                             BBVA Group NY, 1.19%, 7/26/11                                               1,218
       243                             BNP Paribas Bank NY, 0.27%, 8/5/11                                            243
     1,735                             Canadian Imperial Bank of Commerce NY, 0.20%, 10/3/11                       1,735

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                     Value
                                       Certificates of Deposit - (continued)
    1,388                              DnB NOR Bank ASA NY, 0.18%, 8/10/11                      $     1,388
      868                              National Australia Bank NY, 0.29%, 10/19/11                      868
    1,909                              RaboBank Netherland NV NY, 0.29%, 4/2/12                       1,909
    1,041                              Royal Bank of Canada NY, 0.32%, 12/2/11                        1,041
      694                              SOCGEN NY, 0.28%, 7/11/11                                        694
      347                              SOCGEN NY, 0.26%, 7/14/11                                        347
      521                              SOCGEN NY, 0.16%, 7/7/11                                         521
    1,735                              Westpac Banking Corp. NY, 0.32%, 12/6/11                       1,735
                                                                                                -----------
                                                                                                $    18,683
                                                                                                -----------
                                       Commercial Paper:
      694                              American Honda Finance, 0.34%, 1/11/12                   $       694
    1,041                              Australia & New Zealand Banking Group, 0.34%, 9/6/11           1,041
      636                              Australia & New Zealand Banking Group, 0.87%, 8/4/11             636
      260                              BCSFUN, 0.22%, 7/29/11                                           260
    1,735                              CBAPP, 0.20%, 8/3/11                                           1,735
      191                              General Electric Capital Corp., 0.44%, 11/21/11                  191
    1,579                              HSBC, 0.17%, 8/9/11                                            1,579
    1,562                              JPMorgan Chase & Co., 0.30%, 7/17/12                           1,562
    1,560                              NESCAP, 0.25%, 12/20/11                                        1,560
    1,388                              NORDNA, 0.27%, 7/18/11                                         1,388
    1,388                              PARFIN, 0.25%, 7/11/11                                         1,388
      868                              Royal Bank of Canada NY, 0.30%, 6/29/12                          868
      868                              SANCPU, 0.39%, 7/11/11                                           868
      867                              SANCPU, 0.73%, 9/1/11                                            867
    1,041                              Sanofi Aventis, 0.68%, 10/20/11                                1,041
    1,214                              SEB, 0.30%, 9/12/11                                            1,214
      694                              SOCNAM, 0.22%, 9/1/11                                            694
    1,735                              Svenska Handelsbanken, 0.29%, 6/29/12                          1,735
    1,735                              Toyota Motor Credit Corp., 0.32%, 9/8/11                       1,735
      738                              UXTPP, 0.32%, 7/1/11                                             738
      868                              VARFUN, 0.32%, 8/4/11                                            868
      201                              VARFUN, 0.32%, 8/8/11                                            201
      486                              VARFUN, 0.32%, 8/9/11                                            486
      694                              Wachovia, 0.41%, 10/15/11                                        694
      521                              Wachovia, 0.40%, 3/1/12                                          521
      347                              Wells Fargo & Co., 0.36%, 1/24/12                                347
                                                                                                -----------
                                                                                                $    24,911
                                                                                                -----------
                                       Tri-party Repurchase Agreements:
      176                              Barclays Capital Plc, 0.01%, 7/1/11                      $       176
    1,735                              Deutsche Bank AG, 0.01%, 7/1/11                                1,735
    1,735                              HSBC Bank USA NA, 0.01%, 7/1/11                                1,735
    5,206                              RBS Securities, Inc., 0.02%, 7/1/11                            5,206
                                                                                                -----------
                                                                                                $     8,852
                                                                                                -----------


20    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            Floating   S&P/Moody's
   Shares   Rate (d)   Ratings                                                       Value

                                     Money Market Mutual Funds:
  2,777                              Dreyfus Preferred Money Market Fund        $     2,777
  2,777                              Fidelity Prime Money Market Fund                 2,777
                                                                                -----------
                                                                                $     5,554
                                                                                -----------
                                     Total Securities Lending Collateral        $    58,000
                                                                                -----------
                                     TOTAL TEMPORARY CASH INVESTMENTS
                                     (Cost $58,000)                             $    58,000
                                                                                -----------
                                     TOTAL INVESTMENT IN SECURITIES - 96.0%
                                     (Cost $35,541,451) (a)                     $37,332,523
                                                                                -----------
                                     OTHER ASSETS AND LIABILITIES - 4.0%        $ 1,557,233
                                                                                -----------
                                     TOTAL NET ASSETS - 100.0%                  $38,889,756
                                                                                ===========

NR       Not rated by either S&P or Moody's.

WR       Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2011, the value of these securities amounted to $1,875,347 or 4.8% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $35,631,181 was as follows:


           Aggregate gross unrealized gain for all investments in which there is an excess of
             value over tax cost                                                                   $2,368,878
           Aggregate gross unrealized loss for all investments in which there is an excess of
             tax cost over value                                                                     (667,536)
                                                                                                   ----------
           Net unrealized gain                                                                     $1,701,342
                                                                                                   ==========


(b)      At June 30, 2011, the following security was out on loan:


Principal
  Amount ($)   Security                               Value
  50,000       Kraft Foods, Inc., 6.5%, 2/9/40      $55,540

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

         Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 were as follows:


                                    Purchases         Sales
   Long-Term U.S. Government       $5,560,604     $13,987,075
   Other Long-Term Securities      $9,700,475     $52,249,265

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 - quoted prices in active markets for identical securities
     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.    21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:



                                               Level 1          Level 2        Level 3         Total
   Convertible Corporate Bonds               $       --      $    180,906        $--       $    180,906
   Preferred Stocks                             493,819           140,752         --            634,571
   Asset Backed Securities                           --         2,720,490         --          2,720,490
   Collateralized Mortgage Obligations               --         8,147,048         --          8,147,048
   Corporate Bonds                                   --        12,247,208         --         12,247,208
   U.S. Government Agency Obligations                --         6,194,643         --          6,194,643
   Municipal Bonds                                   --         1,916,292         --          1,916,292
   Senior Floating Rate Loan Interests               --         5,233,365         --          5,233,365
   Temporary Cash Investments                        --            52,446         --             52,446
   Money Market Mutual Funds                      5,554                --         --              5,554
                                             ----------      ------------        ---       ------------
   Total                                     $  499,373      $ 36,833,150        $--       $ 37,332,523
                                             ==========      ============        ===       ============
   Other Financial Instruments*              $  (36,757)     $         --        $--       $    (36,757)
                                             ==========      ============        ===       ============

*    Other financial instruments include futures contracts.

22    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                            Six Months
                                                              Ended
                                                             6/30/11     Year Ended
                                                           (unaudited)    12/31/10
Class I
Net asset value, beginning of period                        $  11.84      $  11.39
                                                            --------      --------
Net increase (decrease) from investment operations:
 Net investment income                                      $   0.30      $   0.57
 Net realized and unrealized gain (loss) on investments         0.08          0.46
                                                            --------      --------
    Net increase (decrease) from investment operations      $   0.38      $   1.03
Distributions to shareowners:
 Net investment income                                         (0.30)        (0.58)
                                                            --------      --------
Net increase (decrease) in net asset value                  $   0.08      $   0.45
                                                            --------      --------
Net asset value, end of period                              $  11.92      $  11.84
                                                            ========      ========
Total return*                                                   3.20%         9.21%
Ratio of net expenses to average net assets+                    0.62%**       0.62%
Ratio of net investment income to average net assets+           5.10%**       4.83%
Portfolio turnover rate                                           52%**         51%
Net assets, end of period (in thousands)                    $ 33,889      $ 39,247
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                   0.84%**       0.74%
 Net investment income                                          4.89%**       4.71%


                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/09     12/31/08     12/31/07     12/31/06
Class I
Net asset value, beginning of period                        $  10.24     $  10.87     $  10.72     $  10.79
                                                            --------     --------     --------     --------
Net increase (decrease) from investment operations:
 Net investment income                                      $   0.60     $   0.56     $   0.54     $   0.50
 Net realized and unrealized gain (loss) on investments         1.15        (0.62)        0.14        (0.01)
                                                            --------     --------     --------     --------
    Net increase (decrease) from investment operations      $   1.75     $  (0.06)    $   0.68     $   0.49
Distributions to shareowners:
 Net investment income                                         (0.60)       (0.57)       (0.53)       (0.56)
                                                            --------     --------     --------     --------
Net increase (decrease) in net asset value                  $   1.15     $  (0.63)    $   0.15     $  (0.07)
                                                            --------     --------     --------     --------
Net asset value, end of period                              $  11.39     $  10.24     $  10.87     $  10.72
                                                            ========     ========     ========     ========
Total return*                                                  17.58%       (0.64)%       6.55%        4.68%
Ratio of net expenses to average net assets+                    0.62%        0.62%        0.62%        0.62%
Ratio of net investment income to average net assets+           5.53%        5.24%        4.82%        4.71%
Portfolio turnover rate                                           42%          54%          53%          18%
Net assets, end of period (in thousands)                    $ 40,031     $ 38,770     $ 45,563     $ 30,569
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                   0.76%        0.76%        0.78%        0.80%
 Net investment income                                          5.39%        5.09%        4.66%        4.52%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**       Annualized.
+        Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                          Six Months
                                                             Ended                                               11/9/07 (a)
                                                            6/30/11     Year Ended   Year Ended   Year Ended        to
                                                          (unaudited)    12/31/10     12/31/09     12/31/08      12/31/07
Class II
Net asset value, beginning of period                        $ 11.84      $  11.39     $  10.24     $  10.87      $  10.79
                                                            -------      --------     --------     --------      --------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.28      $   0.54     $   0.57     $   0.54      $   0.06
 Net realized and unrealized gain (loss) on investments        0.09          0.46         1.16        (0.63)         0.09
                                                            -------      --------     --------     --------      --------
    Net increase (decrease) from investment operations      $  0.37      $   1.00     $   1.73     $  (0.09)     $   0.15
Distributions to shareowners:
 Net investment income                                        (0.28)        (0.55)       (0.58)       (0.54)        (0.07)
                                                            -------      --------     --------     --------      --------
Net increase (decrease) in net asset value                  $  0.09      $   0.45     $   1.15     $  (0.63)     $   0.08
                                                            -------      --------     --------     --------      --------
Net asset value, end of period                              $ 11.93      $  11.84     $  11.39     $  10.24      $  10.87
                                                            =======      ========     ========     ========      ========
Total return*                                                  3.18%         8.94%       17.29%       (0.88)%        1.39%(b)
Ratio of net expenses to average net assets                    0.87%**       0.87%        0.87%        0.87%         0.86%**
Ratio of net investment income to average net assets           4.59%**       4.57%        5.27%        5.00%         4.07%**
Portfolio turnover rate                                          52%**         51%          42%          54%           53%(b)
Net assets, end of period (in thousands)                    $ 5,001      $ 35,854     $ 32,021     $ 24,093      $ 21,412
Ratios with no waiver of fees by the Adviser:
 Net expenses                                                  1.01%**       0.99%        1.01%        1.02%         0.98%**
 Net investment income                                         4.45%**       4.45%        5.13%        4.85%         3.95%**

(a)      Class II shares commenced operations on November 9, 2007.
(b)      Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**       Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $55,540)(cost $35,541,451)      $37,332,523
 Cash                                                                                         686,626
 Futures collateral                                                                            44,815
 Receivables --
  Investment securities sold                                                                  626,623
  Portfolio shares sold                                                                       196,032
  Dividends and interest                                                                      292,890
  Due from Pioneer Investment Management, Inc.                                                  9,335
 Other                                                                                            744
                                                                                          -----------
    Total assets                                                                          $39,189,588
                                                                                          -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                         $   153,728
  Portfolio shares repurchased                                                                 31,345
  Upon return of securities loaned                                                             58,000
  Variation margin                                                                              6,688
 Due to affiliates                                                                                848
 Accrued expenses                                                                              49,223
                                                                                          -----------
    Total liabilities                                                                     $   299,832
                                                                                          -----------
NET ASSETS:
 Paid-in capital                                                                          $34,519,922
 Undistributed net investment income                                                           18,965
 Accumulated net realized gain on investments and futures contracts                         2,596,554
 Net unrealized gain on investments                                                         1,791,072
 Net unrealized gain on futures contracts                                                     (36,757)
                                                                                          -----------
    Total net assets                                                                      $38,889,756
                                                                                          ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $33,888,792/2,843,814 shares)                                          $     11.92
                                                                                          ===========
 Class II (based on $5,000,964/419,164 shares)                                            $     11.93
                                                                                          ===========


The accompanying notes are an integral part of these financial statements.    25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11


INVESTMENT INCOME:
 Dividends                                                                              $      8,048
 Interest                                                                                  1,697,329
 Income from securities loaned, net                                                               15
                                                                                        ------------
  Total investment income                                                                                  $  1,705,392
                                                                                                           ------------
EXPENSES:
 Management fees                                                                        $    151,925
 Transfer agent fees
  Class I                                                                                        744
  Class II                                                                                       759
 Distribution fees
  Class II                                                                                    32,293
 Administrative reimbursement                                                                  8,949
 Custodian fees                                                                               10,949
 Professional fees                                                                            27,264
 Printing expense                                                                             15,219
 Fees and expenses of nonaffiliated trustees                                                   3,606
 Miscellaneous                                                                                25,257
                                                                                        ------------
  Total expenses                                                                                           $    276,965
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                               (56,285)
                                                                                                           ------------
  Net expenses                                                                                             $    220,680
                                                                                                           ------------
   Net investment income                                                                                   $  1,484,712
                                                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
 Net realized gain on:
  Investments                                                                           $  2,709,767
  Futures contracts                                                                          146,850
  Class action                                                                                 1,291       $  2,857,908
                                                                                        ------------       ------------
 Change in net unrealized gain (loss) on:
  Investments                                                                           $ (2,142,498)
  Futures contracts                                                                          (96,694)      $ (2,239,192)
                                                                                        ------------       ------------
 Net gain on investments and futures contracts                                                             $    618,716
                                                                                                           ------------
 Net increase in net assets resulting from operations                                                      $  2,103,428
                                                                                                           ============


26    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and Year Ended 12/31/10, respectively


                                                                                  Six Months
                                                                                    Ended
                                                                                   6/30/11           Year Ended
                                                                                 (unaudited)          12/31/10
FROM OPERATIONS:
Net investment income                                                           $   1,484,712      $   3,600,781
Net realized gain on investments, futures contracts and class action                2,857,908          1,149,183
Change in net unrealized gain (loss) on investments and futures contracts          (2,239,192)         1,866,431
                                                                                -------------      -------------
  Net increase in net assets resulting from operations                          $   2,103,428      $   6,616,395
                                                                                -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.30 and $0.58 per share, respectively)                             $    (872,722)     $  (1,934,621)
  Class II ($0.28 and $0.55 per share, respectively)                                 (593,637)        (1,763,594)
                                                                                -------------      -------------
    Total distributions to shareowners                                          $  (1,466,359)     $  (3,698,215)
                                                                                -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $   7,919,207      $  37,719,351
Reinvestment of distributions                                                       1,466,359          3,698,215
Cost of shares repurchased                                                        (43,233,872)       (44,286,926)
                                                                                -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                $ (33,848,306)     $  (2,869,360)
                                                                                -------------      -------------
  Net increase (decrease) in net assets                                         $ (33,211,237)     $      48,820
NET ASSETS:
Beginning of period                                                                72,100,993         72,052,173
                                                                                -------------      -------------
End of period                                                                   $  38,889,756      $  72,100,993
                                                                                =============      =============
Undistributed net investment income                                             $      18,965      $         612
                                                                                =============      =============


                                     '11 Shares         '11 Amount         '10 Shares        '10 Amount
                                    (unaudited)        (unaudited)
CLASS I
Shares sold                             131,089       $   1,563,290           264,831      $   3,105,500
Reinvestment of distributions            73,168             872,722           164,145          1,934,621
Less shares repurchased                (421,770)         (5,027,919)         (881,407)       (10,364,204)
                                     ----------       -------------        ----------      -------------
  Net decrease                         (217,513)      $  (2,591,907)         (452,431)     $  (5,324,083)
                                     ==========       =============        ==========      =============
CLASS II
Shares sold                             535,904       $   6,355,917         2,965,141      $  34,613,851
Reinvestment of distributions            49,848             593,637           149,605          1,763,594
Less shares repurchased              (3,194,686)        (38,205,953)       (2,897,484)       (33,922,722)
                                     ----------       -------------        ----------      -------------
  Net increase (decrease)            (2,608,934)      $ (31,256,399)          217,262      $   2,454,723
                                     ==========       =============        ==========      =============

The accompanying notes are an integral part of these financial statements.    27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Bond VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:


--------------------------------------------------
                                       2010
--------------------------------------------------
  Distributions paid from:
  Ordinary income                  $3,698,215
                                   ----------
    Total distributions            $3,698,215
                                   ==========
  Distributable Earnings:
  Undistributed ordinary income    $   90,342
  Capital loss carryforward          (201,416)
  Unrealized appreciation           3,843,839
                                   ----------
    Total                          $3,732,765
                                   ==========

--------------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the treatment of premium and amortization and the mark to market of futures contracts.

C. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
   Note 4). Class I shares do not pay distribution fees.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the period, the Portfolio recognized gains of $1,291 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended June 30, 2011 was $36.

   At June 30, 2011, open futures contracts were as follows:

------------------------------------------------------------------------------------
                            Number of
                            Contracts   Settlement                      Unrealized
Type                       Long/(Short)   Month            Value        Gain/(Loss)
------------------------------------------------------------------------------------
 U.S. 10 Year Note              3          9/11          $  366,984    $   (117)
 U.S. 2 Year Note (CBT)       (11)         9/11           2,412,782       4,641
 U.S. 5 Year Note               6          9/11             715,593          --
 U.S. Treasury Bond             7          9/11             861,219     (16,969)
 U.S. Ultra Bond (CBT)          8          9/11           1,010,000     (24,312)
------------------------------------------------------------------------------------
                                                                       $(36,757)
------------------------------------------------------------------------------------


E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Expenses waived during the six months ended June 30, 2011, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $562 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $252 in transfer agent fees payable to PIMSS at June 30, 2011.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34 in distribution fees payable to PFD at June 30, 2011.

5. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2011 were as follows:

---------------------------------------------------------------------------------
Derivatives Not
Accounted for as Hedging                                         Liabilities
Instruments Under             Asset Derivatives 2011         Derivatives 2011
Accounting Standards         ------------------------  -------------------------
Codification (ASC) 815              Balance                   Balance
(formerly FASB Statement 133)   Sheet Location   Value    Sheet Location    Value
----------------------------------------------------------------------------------
 Interest Rate Futures         Receivables      $--      Payables *       $6,688
---------------------------------------------------------------------------------
 Total
---------------------------------------------------------------------------------

* Represents the unrealized depreciation on futures. Payable for variation margin on open futures contracts reflects unsettled variation margin.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2011 was as follows:

-----------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as Hedging                                                                    Change in Unrealized
Instruments Under                                                                              Gain or (Loss)
Accounting Standards              Location of Gain or (Loss)         Realized Gain or          on Derivatives
Codification (ASC) 815                  on Derivatives            (Loss) on Derivatives        Recognized in
(formerly FASB Statement 133)        Recognized in Income          Recognized in Income            Income
-----------------------------------------------------------------------------------------------------------------
 Interest Rate Futures          Net realized gain on futures     $146,850
                                contracts
 Interest Rate Futures          Change in unrealized loss on                                     $ (96,694)
                                futures contracts
-----------------------------------------------------------------------------------------------------------------

6. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust


Officers                                                Trustees
John F. Cogan, Jr., President                           John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President           David R. Bock
Mark E. Bradley, Treasurer                              Mary K. Bush
Christopher J. Kelley, Secretary                        Benjamin M. Friedman
                                                        Margaret B.W. Graham
                                                        Daniel K. Kingsbury
                                                        Thomas J. Perna
                                                        Marguerite A. Piret
                                                        Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19617-05-0811

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST


                           Pioneer Cullen Value VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       10

  Notes to Financial Statements                                              14

  Trustees, Officers and Service Providers                                   17



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                          71.8%
Depositary Receipts for International Stocks                                27.1%
Temporary Cash Investments                                                   1.1%


Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                                                20.4%
Health Care                                                                17.5%
Consumer Staples                                                           15.6%
Information Technology                                                     11.4%
Energy                                                                     10.7%
Financials                                                                  9.5%
Telecommunication Services                                                  8.5%
Consumer Discretionary                                                      4.5%
Materials                                                                   1.9%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
  1. ConocoPhillips, Inc.                                                   3.60%
--------------------------------------------------------------------------------
  2. ITT Corp.                                                              3.50
--------------------------------------------------------------------------------
  3. United Technologies Corp.                                              3.48
--------------------------------------------------------------------------------
  4. Kraft Foods, Inc.                                                      3.39
--------------------------------------------------------------------------------
  5. Chubb Corp.                                                            3.35
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------
Prices and Distributions

                                           6/30/11           12/31/10
Net Asset Value per Share                  $11.67            $11.26


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
                            $0.0815        $   -             $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Cullen Value
         VCT Portfolio, Class II         S&P 500 Index
3/05             10,000                      10,000
6/05             10,131                      10,137
6/06             11,702                      11,011
6/07             13,740                      13,276
6/08             12,395                      11,535
6/09              9,047                       8,514
6/10              9,865                       9,742
6/11             12,270                      12,731

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                                  3.21%
5 Years                                                                    0.95%
1 Year                                                                    24.38%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/11                               $1,000.00
       Ending Account Value on 6/30/11                                 $1,043.90
       Expenses Paid During Period*                                    $    5.07

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/11                               $1,000.00
       Ending Account Value on 6/30/11                                 $1,019.84
       Expenses Paid During Period*                                    $    5.01

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------

Stocks continued to rally throughout the first six months of 2011. While market trends favoring more speculative stocks remained dominant early in the period, signs began to appear later on that more conservative, dividend-paying value stocks were gaining in relative momentum. In the following discussion, James P. Cullen, President of Cullen Capital Management LLC, the subadviser for the Pioneer Cullen Value VCT Portfolio, reviews the factors that affected the performance of the Portfolio during the six months ended June 30, 2011. Mr. Cullen oversees the team responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the six months ended June 30, 2011?

A: Pioneer Cullen Value VCT Portfolio Class II shares returned 4.39% at net asset value during the six months ended June 30, 2011, while the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 6.01%. Over the same period, the 232 variable portfolios in Lipper's Large Cap Core Underlying Funds category produced an average return of 4.93%.

Q: What were the principal factors that affected the Portfolio's performance during the six months ended June 30, 2011?

A: While the recovery phase of the stock market, from the severe downturn of 2008 and early 2009, continued, we believe we saw a change in the environment over the six months ended June 30, 2011. Earlier, the dominant trend was for more speculative stocks to produce the best returns in a climate heavily influenced by high-frequency traders and investors who were shorting -- or betting against -- individual stocks. Fundamental investing strategies and value disciplines had underperformed in the earlier stages of the recovery. We saw signs, however, that more conservative strategies, especially those that favored higher-dividend and value stocks, began to demonstrate improved performance relative to the overall market as the six-month period progressed. This trend was typical of the longer-term historical record, as value stocks have tended to do better in the latter periods of recoveries as well as throughout the full recovery cycle.

   Over the six-month period, even though the economic recovery appeared to be proceeding slowly, corporate earnings rose briskly, with many corporations able to strengthen their balance sheets and increase their cash reserves. While economic fundamentals appeared encouraging, often the day-to-day headline news inspired less confidence. For example, unemployment remained at high levels, which also is typical when economies first begin recovering from severe recessions. Many companies have been slow to build up their staffing levels, instead waiting until they have been persuaded that the recovery has taken hold and that their earnings have increased significantly.

   While the Portfolio's performance lagged that of the S&P 500 over the six-month period, virtually all of the Portfolio's stock holdings produced positive returns. High-dividend stocks in which we invested the Portfolio performed particularly well. Throughout the six-month period, we held to our long-term investment discipline for the Portfolio, emphasizing fundamental analysis of individual stocks and focusing on higher-quality companies that were selling at relatively low valuations, including many with good dividends. The Portfolio maintained overweighted positions in the industrials, health care and consumer staples sectors during the six-month period, with healthy positions in companies exposed to international markets - especially fast-growing emerging economies -- and in stocks with higher dividend yields.

A Word About Risk:

Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What types of investments most influenced the Portfolio's performance over the six months ended June 30, 2011?

A: The Portfolio's industrials stock investments, especially those that have been benefiting from growing global markets, fared very well during the period; and so did the higher-dividend stocks in which the Portfolio was invested.

   Even though we underweighted the Portfolio both to the financials and information technology sectors, poor returns from Portfolio investments in those areas were the primary causes of benchmark-relative underperformance over the full six-month period. In the case of financials, we focused on big U.S. money center banks such as Citigroup and JPMorgan Chase. Those institutions were less exposed to European sovereign debt problems than many other global financial institutions, but the companies' performance nevertheless was hurt by concerns about what exposure they did have to sovereign debt. The Portfolio held a major position in Citigroup because it was the most heavily exposed to international markets, while we invested in JPMorgan Chase because we believed it was the best-managed company in the group.

   Information technology stocks were out of favor during the period, especially the larger companies in the sector that the Portfolio tended to own. For example, the share price of Microsoft, a Portfolio holding, actually declined during the period.

   Investments in globally oriented energy stocks performed very well for the Portfolio over the six months ended June 30, 2011, with several holdings doubling in price as global oil prices rose sharply. Stocks that performed well included: integrated oil company Conoco Phillips; Gazprom, the Russian natural gas producer; PetroChina; and Petrobras, the Brazilian oil development giant that we added to the Portfolio in March 2011.

   Overweighted positions in industrials, health care and consumer staples all helped support the Portfolio's results over the six-month period. Top performers among the Portfolio's industrials holdings included globally oriented corporations such as Boeing, ITT, United Technology and 3M, as well as two European corporations that are major players in infrastructure development in emerging markets: ABB of Germany and Alstom of France.

   We maintained a heavy Portfolio weighting in pharmaceuticals, and the positioning helped performance, with major companies such as Abbott Laboratories, Bristol-Myers Squibb, Johnson & Johnson and A.G. Bayer of Germany all producing good results. In consumer staples, growing global demand for basic consumer goods, especially in emerging economies, helped propel Portfolio returns from investments such as Unilever, Kimberly-Clark, Nestle and Kraft Foods. In the consumer discretionary group, Walt Disney's stock did very well over the six-month period.

   While the Portfolio's overall information technology positioning detracted from performance, an investment in Hewlett Packard performed well as the company's new chief executive outlined a plan to raise earnings over the next two years. As noted previously, however, the Portfolio's information technology holdings in general were disappointing.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11                            (continued)
--------------------------------------------------------------------------------

Q: What is your investment outlook?

A: Although though many of the headline news stories about the economy over the last few months may not be encouraging, as investors, we remain focused on the corporate earnings stories, which have been much more positive. We invest the Portfolio in companies that we think should produce healthy streams of growing earnings in the future relative to their stock prices. We maintain a five-year outlook, and focus on the economic fundamentals, not the emotional issues that drive market movements each day. Paying close attention to the historical trends that have emerged as the economy has pulled out of past recessions, and examining the emerging economic fundamentals, we think that we are well into a corporate earnings recovery cycle that should bring about a strengthened, growing economy in the years ahead. That would reward investors who focus on underlying economic fundamentals rather than the daily headline news. As the cycles play out, we should remember that disciplined value strategies such as the one applied to Pioneer Cullen Value VCT Portfolio have tended to outperform over longer periods of the recovery cycle.

   We believe the outlook for the market is good, especially for the value-oriented investment discipline.



   Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                             Value
                 COMMON STOCKS - 90.4%
                 Energy - 9.7%
                 Integrated Oil & Gas - 9.7%
     59,500      ConocoPhillips, Inc.                   $  4,473,805
    187,400      Gazprom OAO (A.D.R.)*                     2,726,670
     22,500      Gazprom OAO (A.D.R.)*                       327,375
     28,400      PetroChina Co., Ltd. (A.D.R.)*            4,147,252
     48,300      Petroleo Brasileiro SA*                   1,635,438
                                                        ------------
                                                        $ 13,310,540
                                                        ------------
                 Total Energy                           $ 13,310,540
                                                        ------------
                 Materials - 1.7%
                 Diversified Metals & Mining - 1.7%
     95,600      Anglo American Plc*                    $  2,375,660
                                                        ------------
                 Total Materials                        $  2,375,660
                                                        ------------
                 Capital Goods - 15.6%
                 Aerospace & Defense - 8.0%
     34,100      Boeing Co.                             $  2,521,013
     73,900      ITT Corp.                                 4,354,927
     48,850      United Technologies Corp.                 4,323,714
                                                        ------------
                                                        $ 11,199,654
                                                        ------------
                 Heavy Electrical Equipment - 4.7%
    142,200      ABB, Ltd.                              $  3,690,090
    443,100      Alstom SA                                 2,747,220
                                                        ------------
                                                        $  6,437,310
                                                        ------------
                 Industrial Conglomerates - 2.9%
     41,300      3M Co.                                 $  3,917,305
                                                        ------------
                 Total Capital Goods                    $ 21,554,269
                                                        ------------
                 Transportation - 2.7%
                 Railroads - 2.7%
     22,950      Canadian National Railway Co.          $  1,833,705
     31,300      Canadian Pacific Railway, Ltd.            1,950,616
                                                        ------------
                                                        $  3,784,321
                                                        ------------
                 Total Transportation                   $  3,784,321
                                                        ------------
                 Automobiles & Components - 1.0%
                 Auto Parts & Equipment - 1.0%
     18,000      BorgWarner, Inc.*                      $  1,454,220
                                                        ------------
                 Total Automobiles & Components         $  1,454,220
                                                        ------------
                 Media - 3.0%
                 Movies & Entertainment - 3.0%
    104,200      The Walt Disney Co.                    $  4,067,968
                                                        ------------
                 Total Media                            $  4,067,968
                                                        ------------
                 Food, Beverage & Tobacco - 11.2%
                 Agricultural Products - 2.6%
     56,600      Archer Daniels Midland Co.             $  1,706,490
     26,800      Bunge, Ltd. (b)                           1,847,860
                                                        ------------
                                                        $  3,554,350
                                                        ------------

      Shares                                            Value
                 Packaged Foods & Meats - 8.6%
    119,500      Kraft Foods, Inc.                      $  4,209,985
     58,400      Nestle SA (A.D.R.)*                       3,642,992
    120,500      Unilever N.V.                             3,958,425
                                                        ------------
                                                        $ 11,811,402
                                                        ------------
                 Total Food, Beverage & Tobacco         $ 15,365,752
                                                        ------------
                 Household & Personal Products - 3.0%
                 Household Products - 3.0%
     61,150      Kimberly-Clark Corp.                   $  4,070,144
                                                        ------------
                 Total Household &
                 Personal Products                      $  4,070,144
                                                        ------------
                 Health Care Equipment & Services - 3.0%
                 Health Care Equipment - 3.0%
     76,700      Covidien, Ltd.                         $  4,082,741
                                                        ------------
                 Total Health Care Equipment &
                 Services                               $  4,082,741
                                                        ------------
                 Pharmaceuticals & Biotechnology - 12.9%
                 Pharmaceuticals - 12.9%
     77,050      Abbott Laboratories Co.                $  4,054,371
     51,550      Bayer AG (A.D.R.)                         4,152,868
    139,100      Bristol-Myers Squibb Co.                  4,028,336
     57,850      Johnson & Johnson Co.                     3,848,182
     33,300      Teva Pharmaceutical Industries, Ltd.      1,605,726
                                                        ------------
                                                        $ 17,689,483
                                                        ------------
                 Total Pharmaceuticals &
                 Biotechnology                          $ 17,689,483
                                                        ------------
                 Diversified Financials - 5.6%
                 Diversified Financial Services - 4.9%
     96,200      Bank of America Corp.                  $  1,054,352
     55,020      Citigroup, Inc.                           2,291,033
     81,800      JPMorgan Chase & Co.                      3,348,892
                                                        ------------
                                                        $  6,694,277
                                                        ------------
                 Investment Banking & Brokerage - 0.7%
      7,350      Goldman Sachs Group, Inc.              $    978,212
                                                        ------------
                 Total Diversified Financials           $  7,672,489
                                                        ------------
                 Insurance - 3.0%
                 Property & Casualty Insurance - 3.0%
     66,500      Chubb Corp.                            $  4,163,565
                                                        ------------
                 Total Insurance                        $  4,163,565
                                                        ------------
                 Software & Services - 4.7%
                 Data Processing & Outsourced Services - 1.9%
     69,700      Computer Sciences Corp.*               $  2,645,812
                                                        ------------
                 Systems Software - 2.8%
    144,850      Microsoft Corp.                        $  3,766,100
                                                        ------------
                 Total Software & Services              $  6,411,912
                                                        ------------


    The accompanying notes are an integral part of these financial statements. 7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

 Shares                                              Value
             Technology Hardware & Equipment - 5.6%
             Computer Hardware - 1.9%
 71,150      Hewlett-Packard Co.                     $  2,589,860
                                                     ------------
             Technology Distributors - 3.7%
 68,250      Arrow Electronics, Inc.*                $  2,832,375
 72,700      Avnet, Inc.*                               2,317,676
                                                     ------------
                                                     $  5,150,051
                                                     ------------
             Total Technology Hardware &
             Equipment                               $  7,739,911
                                                     ------------
             Telecommunication Services - 7.7%
             Integrated Telecommunication Services - 5.4%
109,300      AT&T Corp.                              $  3,433,112
107,200      Verizon Communications, Inc.               3,991,056
                                                     ------------
                                                     $  7,424,168
                                                     ------------
             Wireless Telecommunication Services - 2.3%
117,750      Vodafone Group Plc (A.D.R.)             $  3,146,280
                                                     ------------
             Total Telecommunication Services        $ 10,570,448
                                                     ------------
             TOTAL COMMON STOCKS
             (Cost $107,959,320)                     $124,313,423
                                                     ------------

 Principal
Amount ($)
               TEMPORARY CASH INVESTMENTS - 1.0%
               Securities Lending Collateral - 1.0% (c)
               Certificates of Deposit:
    42,518     Bank of America NA, 0.19%, 9/2/11     $     42,518
    42,518     Bank of Montreal Chicago,
               0.12%, 7/8/11                               42,518
    34,014     Bank of Nova Scotia, 0.30%, 6/11/12         34,014
     8,504     Bank of Nova Scotia, 0.25%, 9/29/12          8,504
    19,771     BBVA Group NY, 0.47%, 8/10/11               19,771
    23,810     BBVA Group NY, 0.36%, 7/7/11                23,810
    29,763     BBVA Group NY, 1.19%, 7/26/11               29,763
     5,953     BNP Paribas Bank NY, 0.27%, 8/5/11           5,953
    42,518     Canadian Imperial Bank of Commerce
               NY, 0.20%, 10/3/11                          42,518
    34,014     DnB NOR Bank ASA NY,
               0.18%, 8/10/11                              34,014
    21,258     National Australia Bank NY,
               0.29%, 10/19/11                             21,258
    46,777     RaboBank Netherland NV NY,
               0.29%, 4/2/12                               46,777
    25,511     Royal Bank of Canada NY, 0.32%,
               12/2/11                                     25,511
    17,007     SOCGEN NY, 0.28%, 7/11/11                   17,007
     8,504     SOCGEN NY, 0.26%, 7/14/11                    8,504
    12,755     SOCGEN NY, 0.16%, 7/7/11                    12,755
    42,518     Westpac Banking Corp. NY, 0.32%,
               12/6/11                                     42,518
                                                     ------------
                                                     $    457,713
                                                     ------------

 Principal
Amount ($)                                                 Value
               Commercial Paper:
    17,007     American Honda Finance,
               0.34%, 1/11/12                          $   17,007
    25,504     Australia & New Zealand Banking Group,
               0.34%, 9/6/11                               25,504
    15,571     Australia & New Zealand Banking Group,
               0.87%, 8/4/11                               15,571
     6,377     BCSFUN, 0.22%, 7/29/11                       6,377
    42,510     CBAPP, 0.20%, 8/3/11                        42,510
     4,681     General Electric Capital Corp., 0.44%,
               11/21/11                                     4,681
    38,684     HSBC, 0.17%, 8/9/11                         38,684
    38,266     JPMorgan Chase & Co.,
               0.30%, 7/17/12                              38,266
    38,231     NESCAP, 0.25%, 12/20/11                     38,231
    34,010     NORDNA, 0.27%, 7/18/11                      34,010
    34,012     PARFIN, 0.25%, 7/11/11                      34,012
    21,259     Royal Bank of Canada NY,
               0.30%, 6/29/12                              21,259
    21,257     SANCPU, 0.39%, 7/11/11                      21,257
    21,236     SANCPU, 0.73%, 9/1/11                       21,236
    25,497     Sanofi Aventis, 0.68%, 10/20/11             25,497
    29,744     SEB, 0.30%, 9/12/11                         29,744
    17,001     SOCNAM, 0.22%, 9/1/11                       17,001
    42,518     Svenska Handelsbanken,
               0.29%, 6/29/12                              42,518
    42,518     Toyota Motor Credit Corp.,
               0.32%, 9/8/11                               42,518
    18,070     UXTPP, 0.32%, 7/1/11                        18,070
    21,256     VARFUN, 0.32%, 8/4/11                       21,256
     4,931     VARFUN, 0.32%, 8/8/11                        4,931
    11,903     VARFUN, 0.32%, 8/9/11                       11,903
    17,011     Wachovia, 0.41%, 10/15/11                   17,011
    12,765     Wachovia, 0.40%, 3/1/12                     12,765
     8,508     Wells Fargo & Co.,
               0.36%, 1/24/12                               8,508
                                                       ----------
                                                       $  610,327
                                                       ----------
               Tri-party Repurchase Agreements:
     4,314     Barclays Capital Plc,
               0.01%, 7/1/11                           $    4,314
    42,518     Deutsche Bank AG, 0.01%, 7/1/11             42,518
    42,518     HSBC Bank USA NA,
               0.01%, 7/1/11                               42,518
   127,554     RBS Securities, Inc.,
               0.02%, 7/1/11                              127,554
                                                       ----------
                                                       $  216,904
                                                       ----------


8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                             Value
              Money Market Mutual Funds:
68,028        Dreyfus Preferred Money Market Fund                  $     68,028
68,028        Fidelity Prime Money Market Fund                           68,028
                                                                   ------------
                                                                   $    136,056
                                                                   ------------
              Total Securities Lending Collateral                  $  1,421,000
                                                                   ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $1,421,000)                                    $  1,421,000
                                                                   ------------
              TOTAL INVESTMENT IN SECURITIES - 91.4%
              (Cost $109,380,320) (a)                              $125,734,423
                                                                   ------------
              OTHER ASSETS AND
              LIABILITIES - 8.6%                                   $ 11,827,250
                                                                   ------------
              TOTAL NET ASSETS - 100.0%                            $137,561,673
                                                                   ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $109,410,185 was as follows:

          Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost          $18,682,024
          Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value           (2,357,786)
                                                                    -----------
          Net unrealized gain                                       $16,324,238
                                                                    ============

(b)      At June 30, 2011, the following security was out on loan:

         Shares        Description                                      Value
         20,300        Bunge, Ltd.                                   $1,399,685
                                                                     ----------
                       Total                                         $1,399,685
                                                                     ==========

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $23,940,627 and $7,492,073, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:

                                Level 1        Level 2     Level 3     Total
Common Stocks                $124,313,423    $        -       $-    $124,313,423
Temporary Cash Investments              -     1,284,944        -       1,284,944
Money Market Mutual Funds         136,056             -        -         136,056
                             ------------    ----------       --    ------------
Total                        $124,449,479    $1,284,944       $-    $125,734,423
                             ============    ==========       ==    ============


   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                        Ended          Year         Year         Year          Year       Year
                                                       6/30/11         Ended       Ended         Ended        Ended      Ended
                                                     (unaudited)     12/30/10     12/31/09     12/31/08      12/31/07   12/31/06
Class II
Net asset value, beginning of period                  $  11.26       $  10.37     $  9.03      $   13.56     $ 12.85    $ 10.99
                                                      --------       --------     -------      ---------     -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                         $   0.07       $   0.08     $ (0.03)(b)  $    0.17     $  0.14    $  0.12
 Net realized and unrealized gain (loss) on
  investments                                             0.42           0.87        1.44          (4.54)       0.68       1.76
                                                      --------       --------     -------      ---------     -------    -------
  Net increase (decrease) from investment
    operations                                        $   0.49       $   0.95     $  1.41      $   (4.37)    $  0.82    $  1.88
Distributions to shareowners:
 Net investment income                                   (0.08)         (0.06)      (0.07)         (0.16)      (0.11)     (0.02)
 Net realized gain                                          --             --          --           0.00(a)       --         --
                                                      --------       --------     -------      ---------     -------    -------
Net increase (decrease) in net asset value            $   0.41       $   0.89     $  1.34      $   (4.53)    $  0.71    $  1.86
                                                      --------       --------     -------      ---------     -------    -------
Net asset value, end of period                        $  11.67       $  11.26     $ 10.37      $    9.03     $ 13.56    $ 12.85
                                                      ========       ========     =======      =========     =======    =======
Total return*                                             4.39%          9.26%      15.73%        (32.54)%      6.40%     17.14%
Ratio of net expenses to average net assets+              1.00%**        1.00%       1.00%          1.00%       1.00%      1.00%
Ratio of net investment income to average
 net assets+                                              1.55%**        1.10%       1.36%          1.52%       1.43%      1.70%
Portfolio turnover rate                                     42%**          21%         21%            31%         17%        19%
Net assets, end of period (in thousands)              $137,562       $113,821     $68,132      $  14,708     $20,560    $14,290
Ratios assuming no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             1.06%**        1.09%       1.20%          1.55%       1.32%      1.68%
 Net investment income                                    1.49%**        1.01%       1.16%          0.97%       1.11%      1.02%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
(a)   Amount rounds to less than one cent per share.
(b) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.
+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $1,399,685)
 (cost $109,380,320)                                                       $ 125,734,423
 Cash                                                                         12,566,285
 Receivables --
  Portfolio shares sold                                                          292,050
  Dividends and interest                                                         428,838
 Other                                                                               578
                                                                           -------------
    Total assets                                                           $ 139,022,174
                                                                           -------------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                                             $          92
  Upon return of securities loaned                                             1,421,000
 Due to affiliates                                                                 3,561
 Accrued expenses                                                                 35,848
                                                                           -------------
    Total liabilities                                                      $   1,460,501
                                                                           -------------
NET ASSETS:
 Paid-in capital                                                           $ 119,792,600
 Undistributed net investment income                                             969,767
 Accumulated net realized gain on investments                                    445,203
 Net unrealized gain on investments                                           16,354,103
                                                                           -------------
  Total net assets                                                         $ 137,561,673
                                                                           =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $137,561,673/11,782,675 shares)                        $       11.67
                                                                           =============



  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $5,428)                                   $1,592,914
 Interest                                                                                   3,320
 Income from securities loaned, net                                                         2,096
                                                                                       ----------
  Total investment income                                                                              $1,598,330
                                                                                                       ----------
EXPENSES:
 Management fees                                                                       $  439,314
 Transfer agent fees                                                                          744
 Distribution fees                                                                        156,898
 Administrative reimbursements                                                             18,445
 Custodian fees                                                                             8,014
 Professional fees                                                                         23,251
 Printing expense                                                                          11,117
 Fees and expenses of nonaffiliated trustees                                                3,564
 Miscellaneous                                                                              1,114
                                                                                       ----------
  Total expenses                                                                                       $  662,461
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (34,870)
                                                                                                       ----------
  Net expenses                                                                                         $  627,591
                                                                                                       ----------
   Net investment income                                                                               $  970,739
                                                                                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on Investments                                                                      $2,342,918
                                                                                                       ----------
 Change in net unrealized gain on Investments                                                          $1,852,377
                                                                                                       ----------
 Net gain on investments                                                                               $4,195,295
                                                                                                       ----------
 Net increase in net assets resulting from operations                                                  $5,166,034
                                                                                                       ==========


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively

                                                                                Six Months
                                                                                  Ended
                                                                                 6/30/11         Year Ended
                                                                               (unaudited)        12/31/10
FROM OPERATIONS:
Net investment income                                                         $    970,739      $    947,494
Net realized gain on investments                                                 2,342,918           764,256
Change in net unrealized gain (loss) on investments                              1,852,377         7,744,958
                                                                              ------------      ------------
  Net increase in net assets resulting from operations                        $  5,166,034      $  9,456,708
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.08 and $0.06 per share, respectively)                          $   (947,729)     $   (502,774)
                                                                              ------------      ------------
    Total distributions to shareowners                                        $   (947,729)     $   (502,774)
                                                                              ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 22,764,444      $ 39,273,488
Reinvestment of distributions                                                      947,729           502,774
Cost of shares repurchased                                                      (4,189,418)       (3,041,511)
                                                                              ------------      ------------
  Net increase in net assets resulting from Portfolio share transactions      $ 19,522,755      $ 36,734,751
                                                                              ------------      ------------
  Net increase in net assets                                                  $ 23,741,060      $ 45,688,685
NET ASSETS:
Beginning of period                                                            113,820,613        68,131,928
                                                                              ------------      ------------
End of period                                                                 $137,561,673      $113,820,613
                                                                              ============      ============
Undistributed net investment income                                           $    969,767      $    946,757
                                                                              ============      ============


                                               '11 Shares       '11 Amount      '10 Shares      '10 Amount
                                               (unaudited)      (unaudited)
CLASS II
Shares sold                                     1,949,971      $ 22,764,444      3,779,816      $ 39,273,488
Reinvestment of distributions                      83,500           947,729         51,461           502,774
Less shares repurchased                          (358,866)       (4,189,418)      (295,946)       (3,041,511)
                                                ---------      ------------      ---------      ------------
  Net increase                                  1,674,605      $ 19,522,755      3,535,331      $ 36,734,751
                                                =========      ============      =========      ============


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

--------------------------------------------------------------------------------
                                                                         2010
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                     $   502,774
                                                                     -----------
   Total distributions                                               $   502,774
                                                                     ===========
 Distributable Earnings
 (Accumulated Losses):
 Undistributed ordinary income                                       $   946,757
 Capital loss carryforward     )                                      (1,867,850)
 Unrealized appreciation                                              14,471,861
                                                                     -----------
   Total                                                             $13,550,768
                                                                     ===========
--------------------------------------------------------------------------------

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2012, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Expenses waived during the six months ended June 30, 2011, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,509 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $123 in transfer agent fees payable to PIMSS at June 30, 2011.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $929 in distribution fees payable to PFD at June 30, 2011.

5. Subsequent Events

On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust

Officers                                          Trustees
John F. Cogan, Jr., President                     John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President     David R. Bock
Mark E. Bradley, Treasurer                        Mary K. Bush
Christopher J. Kelley, Secretary                  Benjamin M. Friedman
                                                  Margaret B.W. Graham
                                                  Daniel K. Kingsbury
                                                  Thomas J. Perna
                                                  Marguerite A. Piret
                                                  Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Investment Subadviser
Cullen Capital Management LLC

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19637-05-0811

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2011



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------


Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Trustees, Officers and Service Providers                                    20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                 73.0%
Depositary Receipts for International Stocks                                15.1%
Temporary Cash Investments                                                   5.0%
International Preferred Stocks                                               4.9%
U.S. Common Stocks                                                           2.0%

Geographical Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Brazil                                                                      16.5%
Hong Kong                                                                   11.9%
South Korea                                                                 11.1%
India                                                                        9.6%
Taiwan                                                                       9.6%
South Africa                                                                 6.2%
Indonesia                                                                    5.8%
Russia                                                                       5.8%
People's Republic of China                                                   4.9%
Malaysia                                                                     3.3%
Poland                                                                       2.7%
Thailand                                                                     2.7%
Canada                                                                       1.7%
Turkey                                                                       1.7%
Macau                                                                        1.5%
Chile                                                                        1.5%
United States                                                                1.2%
Colombia                                                                     1.0%
Other (individually less than 1.0%)                                          1.3%

Five Largest Holdings
(As a percentage of equity holdings)*

  1. Tencent Holdings, Ltd.                                                 2.91%
  2. Celltrion, Inc.                                                        2.64
  3. Tim Participacoes SA                                                   2.32
  4. Novatek OAO (G.D.R.)                                                   2.31
  5. Gazprom OAO (A.D.R.)                                                   2.23

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------
Prices and Distributions


Net Asset Value per Share                  6/30/11          12/31/10
  Class I                                  $30.65            $31.52
  Class II                                 $30.21            $31.04

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.0798       $  --              $  --
  Class II                  $     --       $  --              $  --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Emerging Markets    Pioneer Emerging Markets    MSCI Emerging
                   VCT Portfolio, Class I      VCT Portfolio, Class II     Markets Index
6/01                      10,000                       10,000                 10,000
                          10,355                       10,325                 10,108
6/03                      11,091                       11,037                 10,783
                          14,452                       14,355                 14,357
6/05                      19,064                       18,885                 19,293
                          27,221                       26,910                 26,136
6/07                      40,931                       40,365                 37,894
                          42,556                       41,859                 39,650
6/09                      27,264                       26,758                 28,521
                          32,549                       31,831                 35,125
6/11                      39,901                       38,901                 44,888

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

--------------------------------------------------------------------------------
                                                          Class I       Class II
--------------------------------------------------------------------------------
10 Years                                                  14.84%        14.55%
5 Years                                                    7.95%         7.65%
1 Year                                                    22.58%        22.21%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

       Share Class                                       I               II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/11             $1,000.00         $1,000.00
       Ending Account Value on 6/30/11               $  975.00         $  973.20
       Expenses Paid During Period*                  $    7.20         $    8.42

* Expenses are equal to the Portfolio's annualized expense ratio of 1.47% and 1.72% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

Share Class                                              I               II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/11             $1,000.00         $1,000.00
       Ending Account Value on 6/30/11               $1,017.50         $1,016.27
       Expenses Paid During Period*                  $    7.35         $    8.60

* Expenses are equal to the Portfolio's annualized expense ratio of 1.47% and 1.72% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------

In the following interview, John Pollen, lead portfolio manager of the Pioneer Emerging Markets VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the six months ended June 30, 2011.

Q: How did emerging market stocks perform over the six months ended June 30, 2011?

A: Emerging market equities returned 1.03% during the semiannual period ended
   June 30, 2011, as measured by the Morgan Stanley Capital International
   (MSCI) Emerging Markets Index (the MSCI Index), the Fund's benchmark. The year started off on a positive note for the emerging markets, as strength in the economic growth of developing countries combined with a surge in commodity prices provided the fuel to continue the rally of late 2010. The backdrop for emerging markets became less favorable in May and June, however, as concerns about the European debt crisis and signs of slowing global growth led to a sell-off in higher-risk assets.

Q: How did the Portfolio perform in that environment over the six months ended
   June 30, 2011?

A: Pioneer Emerging Markets VCT Portfolio Class I shares returned -2.50% at net asset value over the six months ended June 30, 2011, and Class II shares returned -2.68%. The Portfolio's benchmark, the MSCI Emerging Markets Index, returned 1.03% over the same period, as noted above, and the average return of the 70 variable portfolios in Lipper's Emerging Markets Underlying Funds category was -0.35%.

Q: What elements of your positioning helped and hurt the Portfolio's performance over the six months ended June 30, 2011?

A: The largest source of Portfolio underperformance during the six-month period was our position in the auto sector. Robust worldwide auto sales fueled strong returns for such holdings in 2010, but the demand for new cars has slackened more recently. The result was a downturn in the share prices of stocks such as Tata Motors (India), Hyundai Mobis (Korea), and Hyundai Motor (Korea). We continue to like the auto sector, however, based on the outlook for growth in the next decade. On a country basis, the Portfolio's stock selection fell short in China, where the largest individual performance detractor was China Wireless; and in Colombia, where a Portfolio position in Pacific Rubiales Energy fell sharply after the company reported disappointing 2010 profit results.

   On the positive side, the Portfolio outperformed by a wide margin in Taiwan, thanks to the strength of holdings in the information technology sector, including Radiant Opto-Electronic Technology, Catcher Technology, and HTC Corporation. The Portfolio's performance also was strong in Indonesia, where the top contributors to performance were Bank Mandiri and cement-producer Indocement Tunggal. Over the six-month period, the largest individual contributor holding in the Portfolio overall was Celltrion, which is growing strongly on soaring demand for its antibody drugs.

Q: How is the Portfolio positioned in terms of countries and sectors?

A: On a country basis, the Portfolio's largest overweight is in Indonesia, but there also are small overweights in India, Colombia, Thailand, Poland, and Turkey. The Portfolio's key underweights are Korea, Mexico, Taiwan, and South Africa. The Portfolio has smaller underweights to the four BRIC countries (Brazil, Russia, India, and China), although we are actively looking for opportunities to increase Portfolio exposure to China.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   On a sector basis, the Portfolio's main overweight positions are in consumer discretionary and health care, followed by energy and materials. Financials is by far the Portfolio's largest underweight, followed by industrials and utilities. Recently, our largest moves have been to decrease the Portfolio's weightings in materials, energy, and industrials, and to redeploy the proceeds into consumer discretionary and health care stocks.

Q: What is your broader view on the emerging markets?

A: While we remain positive on the medium- and long-term outlook for the emerging markets, we think near-term volatility could remain high. We are closely monitoring potential pitfalls such as U.S. dollar strength, inflation, protectionist policies, and the pace of monetary tightening. There are also external risks, mainly in the developed countries, such as the debt problems in Europe and high unemployment in the United States. The situation in China is also crucial for sentiment, as tightening measures there have spooked investors--although there are good signs that Chinese authorities have cooled property speculation without dampening growth by too much. It is likely that China will enact limited rate hikes and increase reserve ratios in the coming months, but at this point we believe the country is probably drawing close to the end of its tightening cycle.

   On a longer-term basis, we think there are still many powerful reasons why emerging equity markets can move higher, such as stronger liquidity, faster economic growth, better government finances, higher reserves, and continued earnings upgrades. Robust earnings growth, in turn, translates into valuations that are only slightly higher than last year's trough. As a result, valuations in the emerging markets are starting to look increasingly attractive relative to both their own historical trends and current valuations in the developed markets. Emerging markets also have much lower government debt levels than most developed markets, which is an issue currently in the spotlight and likely to remain so for several years. Taken together, we believe all of the factors noted here indicate a continued longer-term opportunity for investing in emerging equity markets, even if shorter-term developments continue to fuel volatility in the months ahead.



   Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                        Value
             PREFERRED STOCKS - 4.5%
             Energy - 2.1%
             Integrated Oil & Gas - 0.8%
    72,492   Petrobras Brasileiro SA                       $  1,095,691
                                                           ------------
             Oil & Gas Storage & Transportation - 1.3%
   101,349   Ultrapar Participacoes SA                     $  1,800,577
                                                           ------------
             Total Energy                                  $  2,896,268
                                                           ------------
             Food, Beverage & Tobacco - 1.4%
             Brewers - 1.4%
    56,708   Companhia de Bebidas Das                      $  1,857,701
                                                           ------------
             Total Food, Beverage & Tobacco                $  1,857,701
                                                           ------------
             Utilities - 1.0%
             Electric Utilities - 1.0%
    49,816   Cia Paranaense de Energia SA de CV            $  1,331,702
                                                           ------------
             Total Utilities                               $  1,331,702
                                                           ------------
             TOTAL PREFERRED STOCKS
             (Cost $5,290,824)                             $  6,085,671
                                                           ------------
             COMMON STOCKS - 82.4%
             Energy - 13.2%
             Coal & Consumable Fuels - 2.2%
 4,550,500   Adaro Energy PT                               $  1,303,232
   404,000   Yanzhou Coal Mining, Ltd.*                       1,549,791
                                                           ------------
                                                           $  2,853,023
                                                           ------------
             Integrated Oil & Gas - 4.0%
   179,356   Gazprom OAO (A.D.R.)*                         $  2,609,630
    61,207   Petroleo Brasileiro SA                           1,023,906
    91,394   Rosneft Oil Co. (G.D.R.)*                          769,607
    19,760   Sasol, Ltd.*                                     1,041,573
                                                           ------------
                                                           $  5,444,716
                                                           ------------
             Oil & Gas Exploration & Production - 4.6%
   575,100   CNOOC, Ltd.                                   $  1,351,023
    19,554   Novatek OAO (G.D.R.)*                            2,700,599
    38,485   Pacific Rubiales Energy Corp.                    1,032,763
    38,439   Petrominerales, Ltd. (b)                         1,122,874
                                                           ------------
                                                           $  6,207,259
                                                           ------------
             Oil & Gas Refining & Marketing - 1.8%
    77,907   Polski Koncern Naftowy Orlen SA*              $  1,472,170
    40,919   Tupras-Turkiye Petrol Rafinerileri A.S.          1,003,152
                                                           ------------
                                                           $  2,475,322
                                                           ------------
             Oil & Gas Storage & Transportation - 0.6%
   265,063   Petronet LNG, Ltd.                            $    805,662
                                                           ------------
             Total Energy                                  $ 17,785,982
                                                           ------------

    Shares                                                        Value
             Materials - 15.6%
             Commodity Chemicals - 4.2%
   182,000   Formosa Chemical & Fibre Corp.*               $    678,359
     3,798   Honam Petrochemical Corp.*                       1,415,267
   917,600   Petronas Chemicals Group, Ltd.*                  2,156,910
   302,600   PTT Chemical PCL*                                1,447,046
                                                           ------------
                                                           $  5,697,582
                                                           ------------
             Construction Materials - 3.5%
   878,000   China National Building Material Co., Ltd.    $  1,735,377
   894,300   PT Indocement Tunggal Prakarsa Tbk               1,782,166
 3,152,000   West China Cement, Ltd.                          1,140,508
                                                           ------------
                                                           $  4,658,051
                                                           ------------
             Diversified Metals & Mining - 2.9%
    84,790   Exxaro Resources, Ltd.                        $  2,241,894
    23,123   KGHM Polska Miedz SA*                            1,662,228
                                                           ------------
                                                           $  3,904,122
                                                           ------------
             Fertilizers & Agricultural Chemicals - 1.3%
    27,550   Sociedad Quimica y Minerals de Chile
             SA*(b)                                        $  1,783,036
                                                           ------------
             Gold - 0.7%
    51,476   IAMGOLD Corp.                                 $    965,690
                                                           ------------
             Precious Metals & Minerals - 0.4%
    29,440   Polymetal, Ltd.*                              $    569,818
                                                           ------------
             Steel - 2.6%
    14,386   Hyundai Steel Co.*                            $  1,754,944
    13,052   Kumba Iron Ore, Ltd.                               935,780
    25,966   Vale SA (A.D.R.)                                   751,975
                                                           ------------
                                                           $  3,442,699
                                                           ------------
             Total Materials                               $ 21,020,998
                                                           ------------
             Capital Goods - 3.0%
             Construction & Farm Machinery &
             Heavy Trucks - 1.6%
     2,668   Hyundai Heavy Industries, Ltd.*               $  1,114,535
    47,592   Tata Motors, Ltd.*                               1,067,145
                                                           ------------
                                                           $  2,181,680
                                                           ------------
             Industrial Conglomerates - 1.4%
   111,059   KOC Holding AS                                $    477,345
     7,950   SK Corp.*                                        1,388,429
                                                           ------------
                                                           $  1,865,774
                                                           ------------
             Total Capital Goods                           $  4,047,454
                                                           ------------
             Transportation - 0.6%
             Marine Ports & Services - 0.6%
    40,447   Global Ports Investments, Ltd. (G.D.R.)*      $    705,800
                                                           ------------
             Total Transportation                          $    705,800
                                                           ------------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                    Value
             Automobiles & Components - 4.6%
             Auto Parts & Equipment - 1.2%
     7,847   Mando Corp.*                              $  1,634,896
                                                       ------------
             Automobile Manufacturers - 3.4%
   585,500   Great Wall Holdings Co., Ltd. (b)         $    969,905
    24,917   Kia Motors, Ltd*                             1,697,920
   251,100   PT Astra International, Ltd.                 1,862,877
                                                       ------------
                                                       $  4,530,702
                                                       ------------
             Total Automobiles & Components            $  6,165,598
                                                       ------------
             Consumer Durables & Apparel - 1.6%
             Apparel, Accessories & Luxury Goods - 0.9%
   264,700   Titan Industries, Ltd.*                   $  1,278,739
                                                       ------------
             Homebuilding - 0.7%
   111,551   MRV Engenharia SA                         $    934,474
                                                       ------------
             Total Consumer Durables & Apparel         $  2,213,213
                                                       ------------
             Consumer Services - 5.4%
             Casinos & Gaming - 4.0%
   675,176   Sands China, Ltd.*                        $  1,839,566
   741,000   SJM Holdings, Ltd.*                          1,765,126
   543,325   Wynn Macau, Ltd.*                            1,789,986
                                                       ------------
                                                       $  5,394,678
                                                       ------------
             Restaurants - 1.4%
    91,336   Jubilant Foodworks, Ltd.*                 $  1,945,080
                                                       ------------
             Total Consumer Services                   $  7,339,758
                                                       ------------
             Retailing - 1.9%
             Apparel Retail - 1.9%
   403,000   Belle International Holdings, Ltd.*       $    855,146
    77,624   Cia Hering SA De CV                          1,764,860
                                                       ------------
                                                       $  2,620,006
                                                       ------------
             Total Retailing                           $  2,620,006
                                                       ------------
             Food, Beverage & Tobacco - 3.5%
             Packaged Foods & Meats - 1.3%
 1,831,300   Charoen Pokphand Foods PCL                $  1,757,428
                                                       ------------
             Tobacco - 2.2%
   434,118   ITC, Ltd.                                 $  1,971,433
    77,729   Souza Cruz SA                                  980,698
                                                       ------------
                                                       $  2,952,131
                                                       ------------
             Total Food, Beverage & Tobacco            $  4,709,559
                                                       ------------
             Household & Personal Products - 0.8%
             Household Products - 0.7%
     2,166   LG Household & Health Care, Ltd.*         $    932,388
                                                       ------------
             Personal Products - 0.1%
       136   Hypermaracas SA Sao Paulo*                $     89,216
       136   Hypermarcas SA*                                 95,527
                                                       ------------
                                                       $    184,743
                                                       ------------
             Total Household & Personal
             Products                                  $  1,117,131
                                                       ------------


    Shares                                                    Value
             Health Care Equipment & Services - 2.4%
             Health Care Facilities - 1.4%
   709,429   Life Healthcare Group Holdings, Ltd.*     $  1,836,604
                                                       ------------
             Health Care Services - 1.0%
   103,965   Diagnosticos da America SA*               $  1,408,262
                                                       ------------
             Total Health Care Equipment &
             Services                                  $  3,244,866
                                                       ------------
             Pharmaceuticals & Biotechnology - 3.0%
             Pharmaceuticals - 3.0%
    74,628   Celltrion, Inc.*                          $  3,095,360
   361,392   Genomma Lab Internacional SA de CV*            919,616
                                                       ------------
                                                       $  4,014,976
                                                       ------------
             Total Pharmaceuticals &
             Biotechnology                             $  4,014,976
                                                       ------------
             Banks - 6.0%
             Diversified Banks - 6.0%
    52,277   Banco Bradesco SA (A.D.R.)*               $  1,071,156
 2,242,000   Bank Mandiri Tbk                             1,889,718
 1,866,500   China Minsheng Banking Corp., Ltd.*(b)       1,728,757
   568,700   CIMB Group Holdings Bhd                      1,684,323
    32,148   State Bank of India, Ltd.                    1,734,392
                                                       ------------
                                                       $  8,108,346
                                                       ------------
             Total Banks                               $  8,108,346
                                                       ------------
             Insurance - 0.2%
             Property & Casualty Insurance - 0.2%
   158,000   PICC Property and Casualty Co., Ltd.*     $    270,249
                                                       ------------
             Total Insurance                           $    270,249
                                                       ------------
             Real Estate - 1.5%
             Real Estate Development - 1.1%
   714,000   China Overseas Land & Investment, Ltd.    $  1,544,794
                                                       ------------
             Residential Real Estate Investment Trust - 0.4%
   277,405   Emlak Konut Gayrimenkul Yatirim
             Ortakligi, AS                             $    468,030
                                                       ------------
             Total Real Estate                         $  2,012,824
                                                       ------------
             Software & Services - 4.3%
             Internet Software & Services - 2.5%
   124,300   Tencent Holdings, Ltd.                    $  3,408,895
                                                       ------------
             IT Consulting & Other Services - 1.8%
    90,562   Tata Consultancy Services, Ltd.           $  2,404,555
                                                       ------------
             Total Software & Services                 $  5,813,450
                                                       ------------
             Technology Hardware & Equipment - 4.7%
             Communications Equipment - 2.4%
    47,000   HTC Corp.*                                $  1,601,360
   455,240   ZTE Corp.*                                   1,656,770
                                                       ------------
                                                       $  3,258,130
                                                       ------------
             Computer Storage & Peripherals - 1.2%
   246,000   Catcher Technology Co., Ltd.*             $  1,557,226
                                                       ------------


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

   Shares                                                     Value
            Electronic Components - 1.1%
   48,000   Largan Precision Co., Ltd.*                $  1,548,867
                                                       ------------
            Total Technology Hardware &
            Equipment                                  $  6,364,223
                                                       ------------
            Semiconductors - 3.4%
  624,180   Radiant Opto-Electronics Corp.*            $  2,030,125
  191,230   Taiwan Semiconductor Manufacturing Co.
            (A.D.R.)                                      2,411,410
                                                       ------------
                                                       $  4,441,535
                                                       ------------
            Total Semiconductors                       $  4,441,535
                                                       ------------
            Telecommunication Services - 6.7%
            Integrated Telecommunication Services - 2.9%
  425,000   Chunghwa Telecom Co., Ltd.                 $  1,458,457
   82,696   Telesp Participacoes SA (A.D.R.)*             2,456,071
                                                       ------------
                                                       $  3,914,528
                                                       ------------
            Wireless Telecommunication Services - 3.8%
   13,639   Millicom International Cellular SA (b)     $  1,415,046
   55,157   Tim Participacoes SA*(b)                      2,714,276
   78,275   Vodacom Group, Ltd.                             971,495
                                                       ------------
                                                       $  5,100,817
                                                       ------------
            Total Telecommunication Services           $  9,015,345
                                                       ------------
            TOTAL COMMON STOCKS
            (Cost $93,590,564)                         $111,011,313
                                                       ------------
            RIGHTS/WARRANTS - 0.0%
            Household & Personal Products - 0.0%
            Personal Products - 0.0%
      136   Hypermarca SA Warrants*                    $         --
                                                       ------------
            TOTAL RIGHTS/WARRANTS
            (Cost $0)                                  $         --
                                                       ------------

Principal
Amount($)
             TEMPORARY CASH INVESTMENTS - 4.6%
             Securities Lending Collateral - 4.6% (c)
             Certificates of Deposit:
  184,779    Bank of America NA, 0.19%, 9/2/11         $    184,779
  184,779    Bank of Montreal Chicago, 0.12%,
             7/8/11                                         184,779
  147,823    Bank of Nova Scotia, 0.30%, 6/11/12            147,823
   36,956    Bank of Nova Scotia, 0.25%, 9/29/12             36,956
   85,922    BBVA Group NY, 0.47%, 8/10/11                   85,922
  103,476    BBVA Group NY, 0.36%, 7/7/11                   103,476
  129,345    BBVA Group NY, 1.19%, 7/26/11                  129,345
   25,869    BNP Paribas Bank NY, 0.27%, 8/5/11              25,869
  184,779    Canadian Imperial Bank of Commerce NY,
             0.20%, 10/3/11                                 184,779
  147,823    DnB NOR Bank ASA NY, 0.18%, 8/10/11            147,823
   92,387    National Australia Bank NY, 0.29%,
             10/19/11                                        92,387

Principal
Amount($)                                                     Value
             Certificates of Deposit (continued):
   203,289   RaboBank Netherland NV NY, 0.29%,
             4/2/12                                    $    203,289
   110,867   Royal Bank of Canada NY, 0.32%,
             12/2/11                                        110,867
    73,911   SOCGEN NY, 0.28%, 7/11/11                       73,911
    36,956   SOCGEN NY, 0.26%, 7/14/11                       36,956
    55,434   SOCGEN NY, 0.16%, 7/7/11                        55,434
   184,779   Westpac Banking Corp. NY, 0.32%,
             12/6/11                                        184,779
                                                       ------------
                                                       $  1,989,174
                                                       ------------
             Commercial Paper:
    73,911   American Honda Finance, 0.34%,
             1/11/12                                   $     73,911
   110,836   Australia & New Zealand Banking Group,
             0.34%, 9/6/11                                  110,836
    67,668   Australia & New Zealand Banking Group,
             0.87%, 8/4/11                                   67,668
    27,712   BCSFUN, 0.22%, 7/29/11                          27,712
   184,746   CBAPP, 0.20%, 8/3/11                           184,746
    20,341   General Electric Capital Corp., 0.44%,
             11/21/11                                        20,341
   168,118   HSBC, 0.17%, 8/9/11                            168,118
   166,301   JPMorgan Chase & Co., 0.30%, 7/17/12           166,301
   166,150   NESCAP, 0.25%, 12/20/11                        166,150
   147,804   NORDNA, 0.27%, 7/18/11                         147,804
   147,813   PARFIN, 0.25%, 7/11/11                         147,813
    92,389   Royal Bank of Canada NY, 0.30%,
             6/29/12                                         92,389
    92,379   SANCPU, 0.39%, 7/11/11                          92,379
    92,287   SANCPU, 0.73%, 9/1/11                           92,287
   110,809   Sanofi Aventis, 0.68%, 10/20/11                110,809
   129,266   SEB, 0.30%, 9/12/11                            129,266
    73,883   SOCNAM, 0.22%, 9/1/11                           73,883
   184,779   Svenska Handelsbanken, 0.29%,
             6/29/12                                        184,779
   184,779   Toyota Motor Credit Corp., 0.32%,
             9/8/11                                         184,779
    78,531   UXTPP, 0.32%, 7/1/11                            78,531
    92,376   VARFUN, 0.32%, 8/4/11                           92,376
    21,431   VARFUN, 0.32%, 8/8/11                           21,431
    51,730   VARFUN, 0.32%, 8/9/11                           51,730
    73,929   Wachovia, 0.41%, 10/15/11                       73,929
    55,476   Wachovia, 0.40%, 3/1/12                         55,476
    36,976   Wells Fargo & Co., 0.36%, 1/24/12               36,976
                                                       ------------
                                                       $  2,652,420
                                                       ------------
             Tri-party Repurchase Agreements:
    18,748   Barclays Capital Plc, 0.01%, 7/1/11       $     18,748
   184,778   Deutsche Bank AG, 0.01%, 7/1/11                184,778
   184,778   HSBC Bank USA NA, 0.01%, 7/1/11                184,778


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount($)                                                        Value
            Tri-party Repurchase Agreements (continued):
  554,335   RBS Securities, Inc., 0.02%, 7/1/11                 $    554,335
                                                                ------------
                                                                $    942,639
                                                                ------------

   Shares
            Money Market Mutual Funds:
  295,646   Dreyfus Preferred Money Market Fund                 $    295,646
  295,646   Fidelity Prime Money Market Fund                         295,646
                                                                ------------
                                                                $    591,292
                                                                ------------
            Total Securities Lending Collateral                 $  6,175,525
                                                                ------------
            TOTAL TEMPORARY CASH
            INVESTMENTS
            (Cost $6,175,525)                                   $  6,175,525
                                                                ------------
            TOTAL INVESTMENT IN
            SECURITIES - 91.5%
            (Cost $105,056,913) (a)(d)                          $123,272,509
                                                                ------------
            OTHER ASSETS AND
            LIABILITIES - 9.5%                                  $ 11,475,036
                                                                ------------
            TOTAL NET ASSETS - 100.0%                           $134,747,545
                                                                ============

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

*        Non-income producing security.

(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $107,268,293 was as follows:

         Aggregate gross unrealized gain for all investments
           in which there is an excess of value over tax cost    $17,240,084
         Aggregate gross unrealized loss for all investments
           in which there is an excess of tax cost over value     (1,235,868)
                                                                 -----------
         Net unrealized gain                                     $16,004,216
                                                                 ===========

(b)      At June 30, 2011, the following securities were out on loan:



          Shares      Security                                        Value
         933,000      China Minsheng Banking Corp., Ltd.*         $  859,543
         292,000      Great Wall Holdings Co., Ltd.                  480,242
          10,900      Millicom International Cellular SA           1,130,875
          35,000      Petrominerales, Ltd.                         1,020,390
          27,200      Sociedad Quimica y Minerals de Chile SA*     1,760,384
          14,000      Tim Participacoes SA*                          688,940
                                                                  ----------
                      Total                                       $5,940,374
                                                                  ==========

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

         Brazil                                                         16.5%
         Hong Kong                                                      11.9
         South Korea                                                    11.1
         Taiwan                                                          9.6
         India                                                           9.6
         South Africa                                                    6.2
         Indonesia                                                       5.8
         Russia                                                          5.8
         People's Republic of China                                      4.9
         Malaysia                                                        3.3
         Thailand                                                        2.7
         Poland                                                          2.7
         Canada                                                          1.7
         Turkey                                                          1.7
         Macau                                                           1.5
         Chile                                                           1.5
         United States                                                   1.2
         Colombia                                                        1.0
         Other (individually less than 1.0%)                             1.3
                                                                       =====
                                                                       100.0%
                                                                       =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $118,612,388 and $143,444,964, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:

                                  Level 1      Level 2      Level 3    Total
Preferred Stocks               $ 6,085,671   $       --      $ --   $ 6,085,671
Common Stocks                   25,550,485           --        --    25,550,485
Common Stocks (foreign)                 --   85,460,828        --    85,460,828
Rights/Warrants                         --           --        --            --
Temporary Cash Investments              --    5,584,233        --     5,584,233
Money Market Mutual Funds          591,292           --        --       591,292
                               -----------   -----------     ----   ------------
  Total                        $32,227,448   $91,045,061     $ --   $123,272,509
                               ===========   ===========     ====   ============
Other Financial Instruments*   $        --   $     (342)     $ --   $      (342)
                               ===========   ===========     ====   ============

*        Other financial instruments include foreign exchange contracts.


  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended          Year        Year       Year        Year        Year
                                                          6/30/11        Ended       Ended       Ended       Ended       Ended
                                                        (unaudited)     12/31/10    12/31/09    12/31/08    12/31/07    12/31/06
Class I
Net asset value, beginning of period                      $ 31.52       $ 27.34     $ 15.84     $ 43.86     $ 34.26     $ 28.09
                                                          -------       -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.13       $  0.17     $  0.10     $  0.39     $  0.11     $  0.27
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                         (0.92)         4.15       11.65      (23.10)      13.83        8.83
                                                          -------       -------     -------     -------     -------     -------
  Net increase (decrease) from investment
    operations                                            $ (0.79)      $  4.32     $ 11.75     $(22.71)    $ 13.94     $  9.10
Distributions to shareowners:
 Net investment income                                      (0.08)        (0.14)      (0.25)      (0.13)      (0.20)      (0.16)
 Net realized gain                                             --            --          --       (5.18)      (4.14)      (2.77)
                                                          -------       -------     -------     -------     -------     -------
Total distributions                                       $ (0.08)      $ (0.14)    $ (0.25)    $ (5.31)    $ (4.34)    $ (2.93)
                                                          -------       -------     -------     -------     -------     -------
Redemption fee                                            $    --       $    --     $    --     $    --     $    --     $  0.00(a)
                                                          -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                $ (0.87)      $  4.18     $ 11.50     $(28.02)    $  9.60     $  6.17
                                                          -------       -------     -------     -------     -------     -------
Net asset value, end of period                            $ 30.65       $ 31.52     $ 27.34     $ 15.84     $ 43.86     $ 34.26
                                                          =======       =======     =======     =======     =======     =======
Total return*                                               (2.50)%       15.89%      74.64%     (58.20)%     42.86%      35.77%
Ratio of net expenses to average net assets+                 1.47%**       1.45%       1.45%       1.52%       1.40%       1.51%
Ratio of net investment income to average net assets+        0.84%**       0.66%       0.72%       1.44%       0.41%       0.84%
Portfolio turnover rate                                       180%**         97%         60%         65%         54%         49%
Net assets, end of period (in thousands)                  $61,271       $65,958     $54,690     $24,424     $47,612     $12,919
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                1.47%**       1.45%       1.45%       1.52%       1.40%       1.51%
 Net investment income                                       0.84%**       0.66%       0.72%       1.44%       0.41%       0.84%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized
+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10   The accompanying notes are an integral part of thesefinancial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended          Year        Year       Year        Year        Year
                                                          6/30/11        Ended       Ended       Ended       Ended       Ended
                                                        (unaudited)     12/31/10    12/31/09    12/31/08    12/31/07    12/31/06
Class II
Net asset value, beginning of period                      $ 31.04       $ 26.94     $ 15.62     $ 43.32     $ 33.92     $ 27.84
                                                          -------       -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.09       $  0.13     $  0.07     $  0.31     $  0.10     $  0.17
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                         (0.92)         4.06       11.44      (22.80)      13.58        8.79
                                                          -------       -------     -------     -------     -------     -------
  Net increase (decrease) from investment
    operations                                            $ (0.83)      $  4.19     $ 11.51     $(22.49)    $ 13.68     $  8.96
Distributions to shareowners:
 Net investment income                                         --         (0.09)      (0.19)      (0.03)      (0.14)      (0.11)
 Net realized gain                                             --            --          --       (5.18)      (4.14)      (2.77)
                                                          -------       -------     -------     -------     -------     -------
Total distributions                                       $    --       $ (0.09)    $ (0.19)    $ (5.21)    $ (4.28)    $ (2.88)
                                                          -------       -------     -------     -------     -------     -------
Redemption fee                                            $    --       $    --     $    --     $    --     $    --     $  0.00(a)
                                                          -------       -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                $ (0.83)      $  4.10     $ 11.32     $(27.70)    $  9.40     $  6.08
                                                          -------       -------     -------     -------     -------     -------
Net asset value, end of period                            $ 30.21       $ 31.04     $ 26.94     $ 15.62     $ 43.32     $ 33.92
                                                          =======       =======     =======     =======     =======     =======
Total return*                                               (2.68)%       15.61%      74.02%     (58.30)%     42.45%      35.51%
Ratio of net expenses to average net assets+                 1.72%**       1.70%       1.69%       1.76%       1.64%       1.75%
Ratio of net investment income to average net assets+        0.58%**       0.40%       0.45%       1.24%       0.31%       0.57%
Portfolio turnover rate                                       180%**         97%         60%         65%         54%         49%
Net assets, end of period (in thousands)                  $73,476       $83,293     $82,930     $38,143     $85,981     $58,130
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                1.72%**       1.70%       1.69%       1.76%       1.64%       1.75%
 Net investment income                                       0.58%**       0.40%       0.45%       1.24%       0.31%       0.57%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized
+     Ratios with no reduction for fees paid indirectly.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $5,940,374) (cost $105,056,913)      $123,272,509
 Cash                                                                                            14,087,234
 Foreign currencies, at value (cost $681,005)                                                       700,298
 Receivables --
   Investment securities sold                                                                     3,531,696
   Portfolio shares sold                                                                            158,065
   Dividends, interest and foreign taxes withheld                                                   367,142
 Other                                                                                                7,854
                                                                                               ------------
  Total assets                                                                                 $142,124,798
                                                                                               ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                             $  1,070,195
   Portfolio shares repurchased                                                                      13,736
   Forward foreign currency settlements contracts, net                                                  342
   Upon return of securities loaned                                                               6,175,525
 Due to affiliates                                                                                    4,859
 Accrued expenses                                                                                   112,596
                                                                                               ------------
  Total liabilities                                                                            $  7,377,253
                                                                                               ------------
NET ASSETS:
 Paid-in capital                                                                               $105,039,140
 Undistributed net investment income                                                                480,200
 Accumulated net realized gain on investments and foreign currency transactions                  10,987,852
 Net unrealized gain on investments                                                              18,215,596
 Net unrealized gain on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                     24,757
                                                                                               ------------
     Total net assets                                                                          $134,747,545
                                                                                               ============
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
 Class I (based on $61,271,115/1,999,384 shares)                                               $      30.65
                                                                                               ============
 Class II (based on $73,476,430/2,432,592 shares)                                              $      30.21
                                                                                               ============


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $118,206)                                   $  1,576,523
 Income from securities loaned, net                                                             5,755
                                                                                         ------------
  Total investment income                                                                                   $  1,582,278
                                                                                                            ------------
EXPENSES:
 Management fees                                                                         $    789,327
 Transfer agent fees
   Class I                                                                                        652
   Class II                                                                                       652
 Distribution fees
   Class II                                                                                    95,042
 Administrative reimbursements                                                                 20,158
 Custodian fees                                                                               134,182
 Professional fees                                                                             34,066
 Printing expense                                                                              24,578
 Fees and expenses of nonaffiliated trustees                                                    3,986
 Miscellaneous                                                                                  3,606
                                                                                         ------------
  Total expenses                                                                                            $  1,106,249
                                                                                                            ------------
   Net investment income                                                                                    $    476,029
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
 Investments                                                                             $ 18,656,778
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                         (147,924)      $ 18,508,854
                                                                                         ------------       ------------
 Change in net unrealized gain (loss) on:
 Investments                                                                             $(23,213,406)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                            2,395       $(23,211,011)
                                                                                         ------------       ------------
 Net loss on investments and foreign currency transactions                                                  $ (4,702,157)
                                                                                                            ------------
 Net decrease in net assets resulting from operations                                                       $ (4,226,128)
                                                                                                            ============


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively

                                                                                            Six Months
                                                                                               Ended
                                                                                              6/30/11          Year Ended
                                                                                            (unaudited)         12/31/10
FROM OPERATIONS:
Net investment income                                                                      $     476,029      $     708,576
Net realized gain on investments and foreign currency transactions                            18,508,854         14,309,006
Change in net unrealized gain (loss) on investments and foreign currency transactions        (23,211,011)         5,796,289
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations                          $  (4,226,128)     $  20,813,871
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.08 and $0.14 per share, respectively)                                        $    (159,040)     $    (290,578)
  Class II ($0.00 and $0.09 per share, respectively)                                                  --           (249,145)
                                                                                           -------------      -------------
    Total distributions to shareowners                                                     $    (159,040)     $    (539,723)
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  15,201,589      $  50,430,392
Reinvestment of distributions                                                                    159,040            539,723
Cost of shares repurchased                                                                   (25,479,370)       (59,612,738)
                                                                                           -------------      -------------
  Net decrease in net assets resulting from Portfolio share transactions                   $ (10,118,741)     $  (8,642,623)
                                                                                           -------------      -------------
  Net increase (decrease) in net assets                                                    $ (14,503,909)     $  11,631,525
NET ASSETS:
Beginning of period                                                                          149,251,454        137,619,929
                                                                                           -------------      -------------
End of period                                                                              $ 134,747,545      $ 149,251,454
                                                                                           =============      =============
Undistributed net investment income                                                        $     480,200      $     163,211
                                                                                           =============      =============

                                                           '11 Shares       '11 Amount        '10 Shares       '10 Amount
                                                           (unaudited)      (unaudited)
CLASS I
Shares sold                                                  220,924       $  6,962,893          694,644       $ 19,381,506
Reinvestment of distributions                                  5,359            159,040           11,163            290,578
Less shares repurchased                                     (319,151)        (9,728,152)        (614,197)       (16,801,151)
                                                            --------       ------------       ----------       ------------
  Net increase (decrease)                                    (92,868)      $ (2,606,219)          91,610       $  2,870,933
                                                            ========       ============       ==========       ============
CLASS II
Shares sold                                                  271,306       $  8,238,696        1,120,237       $ 31,048,886
Reinvestment of distributions                                     --                 --            9,706            249,145
Less shares repurchased                                     (522,561)       (15,751,218)      (1,524,653)       (42,811,587)
                                                            --------       ------------       ----------       ------------
  Net decrease                                              (251,255)      $ (7,512,522)        (394,710)      $(11,513,556)
                                                            ========       ============       ==========       ============


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.


The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

   methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2010, the Portfolio paid no such taxes.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of June 30, 2011, the Portfolio had no reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2010
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                                   $   539,723
                                                                    -----------
    Total distributions                                             $   539,723
                                                                    ===========
  Distributable Earnings:
  Undistributed ordinary income                                     $   158,843
  Capital loss carryforward                                          (5,309,622)
  Unrealized appreciation                                            39,244,352
                                                                    -----------
    Total                                                           $34,093,573
                                                                    ===========
--------------------------------------------------------------------------------

E. Portfolio Shares and Class Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (See
   Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,307 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54 in transfer agent fees payable to PIMSS at June 30, 2011.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $498 in distribution fees payable to PFD at June 30, 2011.

5. Forward Foreign Currency Contracts

During the six months ended June 30, 2011, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At June 30, 2011, the Portfolio had no outstanding portfolio hedges. At June 30, 2011, the Portfolio's gross forward currency settlement contracts receivable and payable were $1,443,638 and $1,443,980, respectively, resulting in a net payable of $342. The average value of contracts open during the six months ended June 30, 2011 was $1,219,986.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2011 were as follows:
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                              Asset Derivatives 2011           Liabilities Derivatives 2011
                                        ----------------------------------------------------------------------
             Derivatives                 Balance Sheet Location     Value     Balance Sheet Location     Value
--------------------------------------------------------------------------------------------------------------
 Forward foreign currency contracts          Receivables*             $--             Payables            $342
                                                                      ---                                 ----
  Total                                                               $--                                 $342
                                                                      ---                                 ----
--------------------------------------------------------------------------------------------------------------

* Forward foreign currency contracts are shown as a net payable on the Statement of Assets and Liabilities

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2011 was as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Change in
                                                                                                           Unrealized Gain
                                                                                                            or (Loss) on
                                                                                    Realized Gain or         Derivatives
                                      Location of Gain or (Loss)                 (Loss) on Derivatives      Recognized in
        Derivatives               On Derivatives Recognized in Income             Recognized in Income         Income
---------------------------------------------------------------------------------------------------------------------------
 Forward foreign currency     Net realized loss on forward foreign currency          $(147,924)
 contracts                    contracts and other assets and liabilities
                              denominated in foreign currencies
 Forward foreign currency     Change in unrealized gain on forward foreign                                     $2,395
 contracts                    currency contracts and other assets and liabilities
                              denominated in foreign currencies
---------------------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Subsequent Events

On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)


Pioneer Emerging Markets VCT Portfolio


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19618-05-0811

                                                            [LOGO]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2011


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        7

  Financial Statements                          11

  Notes to Financial Statements                 16

  Trustees, Officers and Service Providers      19


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                94.5%
Temporary Cash Investments                         3.9%
Depositary Receipts for International Stocks       1.6%

Sector Distribution
(As a percentage of equity holdings)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                        14.5%
Energy                                            12.6%
Consumer Staples                                  11.8%
Utilities                                         11.6%
Industrials                                       11.2%
Health Care                                        9.6%
Consumer Discretionary                             9.3%
Materials                                          8.2%
Information Technology                             7.6%
Telecommunication Services                         3.6%

Five Largest Holdings
(As a percentage of equity holdings)*

------------------------------------------
  1.   Johnson Controls, Inc.      3.28%
------------------------------------------
  2.   Valspar Corp.               2.94
------------------------------------------
  3.   H.J. Heinz Co., Inc.        2.83
------------------------------------------
  4.   Emerson Electric Co.        2.82
------------------------------------------
  5.   Marathon Oil Corp.          2.59
------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions


Net Asset Value per Share    6/30/11      12/31/10
  Class I                     $21.05       $19.57
  Class II                    $21.18       $19.68

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class I                   $0.2100        $   -             $   -
  Class II                  $0.1700        $   -             $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

       Pioneer Equity          Pioneer Equity
       Income VCT Portfolio,   Income VCT Portfolio,   Russell 1000
       Class I                 Class II                Value Index
6/01   10,000                  10,000                  10,000
        9,160                   9,132                   9,105
6/03    8,822                   8,774                   9,012
       10,395                  10,314                  10,916
6/05   11,867                  11,748                  12,451
       13,365                  13,196                  13,957
6/07   16,282                  16,030                  17,009
       14,066                  13,813                  13,815
6/09   10,022                   9,818                   9,805
       11,847                  11,575                  11,463
6/11   15,701                  15,301                  14,781

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

------------------------------------
             Class I     Class II
------------------------------------
10 Years      4.61%       4.34%
5 Years       3.27%       3.01%
1 Year       32.54%      32.19%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2011, through June 30, 2011.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/11       $1,000.00       $1,000.00
       Ending Account Value on 6/30/11         $1,086.70       $1,085.10
       Expenses Paid During Period*            $    3.83       $    5.12

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2011, through June 30, 2011.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/11       $1,000.00       $1,000.00
       Ending Account Value on 6/30/11         $1,021.12       $1,019.89
       Expenses Paid During Period*            $    3.71       $    4.96

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2011, and Pioneer Equity Income VCT Portfolio's performance. Mr. Carey is responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform over the six months ended June 30, 2011?

A: Over the six months ended June 30, 2011, Pioneer Equity Income VCT Portfolio
   Class I shares returned 8.67% at net asset value, and Class II shares returned 8.51%. Over the same period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 5.92%, while the average return of the 65 variable portfolios in Lipper's Equity Income Underlying Funds category was 5.85%.

Q: How would you describe the markets for equities over the six months ended
   June 30, 2011, particularly for the types of equities deemed appropriate for the Portfolio?

A: While stock prices were up and down during the six months ended June 30, 2011, they closed the period with gains. Earnings increases and improved economic conditions supported the gains. There were setbacks--from an earthquake and tsunami in Japan, leading to parts shortages in the technology and automotive industries, and political upheaval in the Middle East, contributing to a spike in oil prices; but on the whole investors managed to look through the near-term difficulties and focus on a longer-term picture of encouraging business conditions. Though the economic expansion continued to be slow and unemployment remained high during the period, the direction of most economic indicators was positive and business as well as consumer sentiment improved. As capacity utilization in particular increased, businesses undertook more capital spending and also looked to make acquisitions. Strong cash flows led to higher dividend payments, and we also saw larger share-repurchase activity.

   One concern must certainly be cost increases, both of raw materials and labor. Opinion on whether there is inflation risk continues to be mixed, but unquestionably there are beginning to be pressures on corporate profit margins from the higher costs. There also persist some bigger issues about which investors are understandably concerned, principally the instability of the European monetary system and the high federal budget deficit in the United States. Truly, in investing, the coast is never clear, the sailing is never smooth, the stage is never shadowless.

Q: The Portfolio's Class I and Class II shares showed strong returns over the six months ended June 30, 2011, outpacing the return for the Portfolio's benchmark, the Russell Index. What were the main reasons for that?

A: Both stock selection and sector allocations contributed to the Portfolio's positive relative performance. The Portfolio was significantly underweight the below-average-performing financials sector, and overweight the above-average-performing industrials sector. Except in health care and telecommunication services, where the Portfolio's stock holdings performed more poorly than average for the sector, our stock selections for the most part were also positive contributors to relative performance. Among the Portfolio's notably successful stocks during the period were: Marathon Oil, which announced a major restructuring; Gorman-Rupp, which has seen a good uptick in its waste-water pump business with all of the floods and heavy rains of these past

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


4
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Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   months; and Helmerich & Payne, whose land drilling rigs have been much in demand by oil and gas exploration and development firms during this period of high energy prices.

   As noted above, the Portfolio's holdings in health care underperformed the overall sector during the six-month period. Within health care, the Portfolio's underweight in the managed care and biotech industries was the main reason for the underperformance, though the underweight was due to the much lower-than-average dividend yields available in those industries.

Q: Could you please discuss any changes you have made to the Portfolio during the six months ended June 30, 2011.

A: We added eight positions to the Portfolio and liquidated five during the six-month period. Campbell Soup, the food-processing company, is under way with another strategic review. The company has always been quite profitable; what has been needed is a sound plan for growth. Discover Financial is benefiting in its credit-card business from improved consumer credit in the U.S. and growth opportunities outside the U.S. Smith & Nephew is prominent as a producer of orthopedic implants and surgical supplies. Linear Technology, which makes integrated circuits, is yet another example of the dividend-paying stocks now available in the information technology sector. Finally, we added to the Portfolio's investments in utilities, buying American Electric Power, Ameren, Consolidated Edison, and American Water Works.

   We sold, generally at meaningful profits, Illinois Toolworks, PACCAR, Walgreen, Lockheed Martin, and Frontier Communications. In most cases, the stocks had reached our target prices and we thought there were more reasonable values elsewhere.

Q: The Portfolio typically places an important emphasis on dividend-paying stocks. Would you say that dividends have returned to their pre-financial crisis levels, or is there still room for improvement in dividend payments?

A: While there has been a sharp increase in the number of companies raising their dividends over the past two years, we believe that we shall see many more dividend increases over the next couple of years as the economy continues to grow. In the financials sector, where the dividend cuts were among the most significant during the time of crisis, we are starting to see more generous payments; and particularly in that sector we believe that there is much potential for further dividend enhancement. In fact, in a recent press release, Standard & Poor's said that there could even be a second round of dividend increases by the financials later this year or early next year. The extension of the favorable federal tax treatment for qualified dividends through this year and next may also tend to incline companies towards raising dividends.

Q: What is your outlook for the remainder of 2011?

A: Though we remain constructive on the economy, some investors have become more cautious in recent months and have adopted a more "defensive" posture. That repositioning is apparent in the better relative performance of late of some of the sectors traditionally regarded as more conservative from the point of view of valuation, and more resilient in regard to earnings and cash-flow stability, including health care, utilities, and consumer staples. At the same time, there has been some "correction" in the prices of stocks judged to be more economically sensitive or cyclically exposed. Fortunately, the Pioneer


                                                                               5
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--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11                              (continued)
--------------------------------------------------------------------------------

   Equity Income VCT Portfolio is always diversified, and so we have a mix of companies, including some with more "steady Eddie" characteristics and others with businesses that do rise and fall to an extent with the general level of industrial activity and consumer spending. What unites all of the Portfolio's holdings, however, is the emphasis on dividend payments, and that usually means that the companies, even if cyclical, have enough predictability in their operations that their managements can plan ahead financially and pay attention to the needs of their shareholders for long-term returns. In the months ahead, we shall most likely make occasional changes in the Portfolio, but rather than introducing the changes because of some overarching, macroeconomic view, we shall instead be buying or selling stocks on the basis of our individual-company analysis. That has been our long-standing practice.

   Thank you as always for your support.

















   Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These opinions should not be relied upon for any other purposes.


6
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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                       Value
                   COMMON STOCKS - 99.6%
                   Energy - 12.5%
                   Integrated Oil & Gas - 7.5%
      25,683       Chevron Corp.                            $  2,641,240
      29,894       ConocoPhillips, Inc.                        2,247,730
      77,125       Marathon Oil Corp.                          4,062,945
      68,374       QEP Resources, Inc.                         2,860,084
                                                            ------------
                                                            $ 11,811,999
                                                            ------------
                   Oil & Gas Drilling - 1.5%
      36,105       Helmerich & Payne, Inc.                  $  2,387,263
                                                            ------------
                   Oil & Gas Exploration & Production - 2.2%
      65,939       EQT Corp.                                $  3,463,116
                                                            ------------
                   Oil & Gas Storage & Transportation - 1.3%
      74,179       Spectra Energy Corp.                     $  2,033,246
                                                            ------------
                   Total Energy                             $ 19,695,624
                                                            ------------
                   Materials - 8.2%
                   Diversified Chemical - 1.7%
      48,891       E.I. du Pont de Nemours and Co.          $  2,642,559
                                                            ------------
                   Diversified Metals & Mining - 2.1%
      38,735       Compass Minerals International, Inc.     $  3,333,921
                                                            ------------
                   Paper Packaging - 0.7%
      28,839       Sonoco Products Co.                      $  1,024,938
                                                            ------------
                   Specialty Chemicals - 3.7%
      21,868       Ecolab, Inc.                             $  1,232,918
     127,827       Valspar Corp.                               4,609,442
                                                            ------------
                                                            $  5,842,360
                                                            ------------
                   Total Materials                          $ 12,843,778
                                                            ------------
                   Capital Goods - 8.9%
                   Aerospace & Defense - 2.2%
      15,473       Northrop Grumman Corp.*                  $  1,073,053
      26,858       United Technologies Corp.                   2,377,202
                                                            ------------
                                                            $  3,450,255
                                                            ------------
                   Construction & Farm Machinery &
                   Heavy Trucks - 1.0%
      43,552       Trinity Industries, Inc.                 $  1,519,094
                                                            ------------
                   Electrical Component & Equipment - 2.8%
      78,621       Emerson Electric Co.                     $  4,422,431
                                                            ------------
                   Industrial Machinery - 2.9%
      33,728       Gorman-Rupp Co.                          $  1,111,000
      27,419       Snap-On, Inc.                               1,713,139
      35,426       The Timken Co.                              1,785,470
                                                            ------------
                                                            $  4,609,609
                                                            ------------
                   Total Capital Goods                      $ 14,001,389
                                                            ------------
                   Commercial Services & Supplies - 1.1%
                   Office Services & Supplies - 1.1%
      45,949       Mine Safety Appliances Co.               $  1,715,736
                                                            ------------
                   Total Commercial Services &
                   Supplies                                 $  1,715,736
                                                            ------------
                   Transportation - 1.2%
                   Railroads - 1.2%
      36,084       CSX Corp.                                $    946,122
      11,564       Norfolk Southern Corp.                        866,491
                                                            ------------
                                                            $  1,812,613
                                                            ------------
                   Total Transportation                     $  1,812,613
                                                            ------------
                   Automobiles & Components - 3.3%
                   Auto Parts & Equipment - 3.3%
     123,500       Johnson Controls, Inc.                   $  5,145,010
                                                            ------------
                   Total Automobiles & Components           $  5,145,010
                                                            ------------
                   Consumer Durables & Apparel - 1.7%
                   Apparel, Accessories & Luxury Goods - 1.7%
      24,511       VF Corp. (b)                             $  2,660,914
                                                            ------------
                   Total Consumer Durables &
                   Apparel                                  $  2,660,914
                                                            ------------
                   Consumer Services - 1.4%
                   Leisure Facilities - 1.4%
     106,813       Cedar Fair, L.P.                         $  2,151,214
                                                            ------------
                   Total Consumer Services                  $  2,151,214
                                                            ------------
                   Media - 0.7%
                   Publishing - 0.7%
      28,797       Reed Elsevier Plc                        $  1,050,515
                                                            ------------
                   Total Media                              $  1,050,515
                                                            ------------
                   Retailing - 2.2%
                   Distributors - 1.4%
      39,997       Genuine Parts Co.                        $  2,175,837
                                                            ------------
                   Home Improvement Retail - 0.8%
      58,025       Lowe's Companies, Inc.                   $  1,352,563
                                                            ------------
                   Total Retailing                          $  3,528,400
                                                            ------------
                   Food & Drug Retailing - 0.8%
                   Food Distributors - 0.8%
      42,658       Sysco Corp.                              $  1,330,076
                                                            ------------
                   Total Food & Drug Retailing              $  1,330,076
                                                            ------------
                   Food, Beverage & Tobacco - 8.4%
                   Packaged Foods & Meats - 8.4%
      22,577       Campbell Soup Co. (b)                    $    780,035
      45,814       General Mills, Inc.                         1,705,197
      83,312       H.J. Heinz Co., Inc.                        4,438,863
      51,085       Hershey Foods Corp.                         2,904,182
     125,475       Sara Lee Corp.                              2,382,770
      11,984       The J.M. Smucker Co.                          916,057
                                                            ------------
                                                            $ 13,127,104
                                                            ------------
                   Total Food, Beverage & Tobacco           $ 13,127,104
                                                            ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------




      Shares                                                       Value
                   Household & Personal Products - 2.5%
                   Household Products - 2.5%
      26,313       Clorox Co.                                $  1,774,549
      24,194       Colgate-Palmolive Co.                        2,114,798
                                                             ------------
                                                             $  3,889,347
                                                             ------------
                   Total Household & Personal
                   Products                                  $  3,889,347
                                                             ------------
                   Health Care Equipment & Services - 3.6%
                   Health Care Equipment - 3.6%
      35,984       Baxter International, Inc.                $  2,147,885
      22,052       Becton, Dickinson & Co.                      1,900,221
     147,419       Smith & Nephew Plc                           1,576,293
                                                             ------------
                                                             $  5,624,399
                                                             ------------
                   Total Health Care Equipment &
                   Services                                  $  5,624,399
                                                             ------------
                   Pharmaceuticals & Biotechnology - 6.0%
                   Pharmaceuticals - 6.0%
      43,768       Abbott Laboratories Co.                   $  2,303,072
      77,396       Bristol-Myers Squibb Co.                     2,241,388
      37,089       Eli Lilly & Co.                              1,391,950
      54,387       Merck & Co., Inc.                            1,919,317
      72,863       Pfizer, Inc.                                 1,500,978
                                                             ------------
                                                             $  9,356,705
                                                             ------------
                   Total Pharmaceuticals &
                   Biotechnology                             $  9,356,705
                                                             ------------
                   Banks - 4.9%
                   Diversified Banks - 2.6%
     106,284       U.S. Bancorp                              $  2,711,305
      46,166       Wells Fargo & Co.                            1,295,418
                                                             ------------
                                                             $  4,006,723
                                                             ------------
                   Regional Banks - 2.0%
      26,239       PNC Bank Corp.                            $  1,564,107
      62,527       SunTrust Banks, Inc.                         1,613,197
                                                             ------------
                                                             $  3,177,304
                                                             ------------
                   Thrifts & Mortgage Finance - 0.3%
      36,178       New York Community Bancorp, Inc. (b)      $    542,308
                                                             ------------
                   Total Banks                               $  7,726,335
                                                             ------------
                   Diversified Financials - 2.8%
                   Asset Management & Custody Banks - 1.5%
      24,628       Northern Trust Corp.                      $  1,131,903
      48,703       The Bank of New York Mellon Corp.            1,247,771
                                                             ------------
                                                             $  2,379,674
                                                             ------------
                   Consumer Finance - 1.3%
      28,067       American Express Co.                      $  1,451,064
      21,517       Discover Financial Services, Inc.*             575,580
                                                             ------------
                                                             $  2,026,644
                                                             ------------
                   Total Diversified Financials              $  4,406,318
                                                             ------------
                   Insurance - 5.1%
                   Life & Health Insurance - 1.0%
      32,907       Aflac, Inc.                               $  1,536,099
                                                             ------------
                   Property & Casualty Insurance - 4.1%
      58,533       Chubb Corp.                               $  3,664,751
      36,807       Cincinnati Financial Corp. (b)               1,074,028
      30,289       The Travelers Companies, Inc.                1,768,272
                                                             ------------
                                                             $  6,507,051
                                                             ------------
                   Total Insurance                           $  8,043,150
                                                             ------------
                   Real Estate - 1.6%
                   Office Real Estate Investment Trust - 0.7%
      13,524       Alexandria Real Estate Equities, Inc.     $  1,047,026
                                                             ------------
                   Specialized Real Estate Investment Trust - 0.9%
      35,825       Nationwide Health Properties, Inc.        $  1,483,513
                                                             ------------
                   Total Real Estate                         $  2,530,539
                                                             ------------
                   Software & Services - 0.5%
                   Data Processing & Outsourced Services - 0.5%
      14,413       Automatic Data Processing, Inc.           $    759,277
                                                             ------------
                   Total Software & Services                 $    759,277
                                                             ------------
                   Technology Hardware & Equipment - 0.8%
                   Computer Hardware - 0.8%
      34,754       Hewlett-Packard Co.                       $  1,265,046
                                                             ------------
                   Total Technology Hardware &
                   Equipment                                 $  1,265,046
                                                             ------------
                   Semiconductors - 6.3%
                   Semiconductor Equipment - 0.4%
      42,977       Applied Materials, Inc.                   $    559,131
                                                             ------------
                   Semiconductors - 5.9%
      57,387       Analog Devices, Inc.                      $  2,246,127
      63,208       Intel Corp.                                  1,400,689
      30,920       Linear Technology Corp.                      1,020,978
      71,292       Microchip Technology, Inc. (b)               2,702,680
      53,877       Xilinx, Inc.                                 1,964,894
                                                             ------------
                                                             $  9,335,368
                                                             ------------
                   Total Semiconductors                      $  9,894,499
                                                             ------------
                   Telecommunication Services - 3.6%
                   Integrated Telecommunication Services - 3.6%
      43,317       AT&T Corp.                                $  1,360,587
      62,579       CenturyLink, Inc.                            2,530,069
      48,461       Verizon Communications, Inc.                 1,804,203
                                                             ------------
                                                             $  5,694,859
                                                             ------------
                   Total Telecommunication Services          $  5,694,859
                                                             ------------
                   Utilities - 11.5%
                   Electric Utilities - 3.4%
      55,878       American Electric Power Co., Inc.*        $  2,105,483
      43,620       DPL, Inc.                                    1,315,579
      48,666       Southern Co.                                 1,965,133
                                                             ------------
                                                             $  5,386,195
                                                             ------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                      Value
               Gas Utilities - 3.5%
  56,591       AGL Resources, Inc.                     $  2,303,820
  18,526       National Fuel Gas Co.                      1,348,693
  99,455       Questar Corp.                              1,761,348
                                                       ------------
                                                       $  5,413,861
                                                       ------------
               Multi-Utilities - 4.1%
  29,617       Ameren Corp.                            $    854,154
  40,076       Consolidated Edison, Inc.                  2,133,646
  75,768       NSTAR, Inc.                                3,483,813
                                                       ------------
                                                       $  6,471,613
                                                       ------------
               Water Utilities - 0.5%
  26,087       American Water Works Co., Inc.          $    768,262
                                                       ------------
               Total Utilities                         $ 18,039,931
                                                       ------------
               TOTAL COMMON STOCKS
               (Cost $105,159,786)                     $156,292,778
                                                       ------------

Principal
Amount ($)
               TEMPORARY CASH INVESTMENTS - 4.0%
               Securities Lending Collateral - 4.0% (c)
               Certificates of Deposit:
 190,064       Bank of America NA, 0.19%, 9/2/11       $    190,064
 190,064       Bank of Montreal Chicago, 0.12%,
               7/8/11                                       190,064
 152,051       Bank of Nova Scotia, 0.30%,
               6/11/12                                      152,051
  38,013       Bank of Nova Scotia, 0.25%,
               9/29/12                                       38,013
  88,380       BBVA Group NY, 0.47%, 8/10/11                 88,380
 106,436       BBVA Group NY, 0.36%, 7/7/11                 106,436
 133,045       BBVA Group NY, 1.19%, 7/26/11                133,045
  26,609       BNP Paribas Bank NY, 0.27%, 8/5/11            26,609
 190,064       Canadian Imperial Bank of Commerce
               NY, 0.20%, 10/3/11                           190,064
 152,051       DnB NOR Bank ASA NY, 0.18%,
               8/10/11                                      152,051
  95,030       National Australia Bank NY, 0.29%,
               10/19/11                                      95,030
 209,104       RaboBank Netherland NV NY, 0.29%,
               4/2/12                                       209,104
 114,038       Royal Bank of Canada NY, 0.32%,
               12/2/11                                      114,038
  76,026       SOCGEN NY, 0.28%, 7/11/11                     76,026
  38,013       SOCGEN NY, 0.26%, 7/14/11                     38,013
  57,019       SOCGEN NY, 0.16%, 7/7/11                      57,019
 190,064       Westpac Banking Corp. NY, 0.32%,
               12/6/11                                      190,064
                                                       ------------
                                                       $  2,046,071
                                                       ------------
               Commercial Paper:
  76,026       American Honda Finance, 0.34%,
               1/11/12                                 $     76,026
 114,007       Australia & New Zealand Banking
               Group, 0.34%, 9/6/11                         114,007
  69,604       Australia & New Zealand Banking
               Group, 0.87%, 8/4/11                          69,604
  28,505       BCSFUN, 0.22%, 7/29/11                        28,505
 190,030       CBAPP, 0.20%, 8/3/11                         190,030
  20,923       General Electric Capital Corp., 0.44%,
               11/21/11                                      20,923
 172,927       HSBC, 0.17%, 8/9/11                          172,927
 171,058       JPMorgan Chase & Co., 0.30%,
               7/17/12                                      171,058
 170,902       NESCAP, 0.25%, 12/20/11                      170,902
 152,032       NORDNA, 0.27%, 7/18/11                       152,032
 152,041       PARFIN, 0.25%, 7/11/11                       152,041
  95,032       Royal Bank of Canada NY, 0.30%,
               6/29/12                                       95,032
  95,022       SANCPU, 0.39%, 7/11/11                        95,022
  94,927       SANCPU, 0.73%, 9/1/11                         94,927
 113,979       Sanofi Aventis, 0.68%, 10/20/11              113,979
 132,964       SEB, 0.30%, 9/12/11                          132,964
  75,997       SOCNAM, 0.22%, 9/1/11                         75,997
 190,064       Svenska Handelsbanken, 0.29%,
               6/29/12                                      190,064
 190,064       Toyota Motor Credit Corp., 0.32%,
               9/8/11                                       190,064
  80,777       UXTPP, 0.32%, 7/1/11                          80,777
  95,019       VARFUN, 0.32%, 8/4/11                         95,019
  22,044       VARFUN, 0.32%, 8/8/11                         22,044
  53,209       VARFUN, 0.32%, 8/9/11                         53,209
  76,044       Wachovia, 0.41%, 10/15/11                     76,044
  57,063       Wachovia, 0.40%, 3/1/12                       57,063
  38,034       Wells Fargo & Co., 0.36%, 1/24/12             38,034
                                                       ------------
                                                       $  2,728,294
                                                       ------------
               Tri-party Repurchase Agreements:
  19,284       Barclays Capital Plc, 0.01%, 7/1/11     $     19,284
 190,064       Deutsche Bank AG, 0.01%, 7/1/11              190,064
 190,064       HSBC Bank USA NA, 0.01%, 7/1/11              190,064
 570,192       RBS Securities, Inc., 0.02%, 7/1/11          570,192
                                                       ------------
                                                       $    969,604
                                                       ------------


The accompanying notes are an integral part of these financial statements.     9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

    Shares                                                     Value
                 Money Market Mutual Funds:
   304,103       Dreyfus Preferred Money Market Fund    $    304,103
   304,103       Fidelity Prime Money Market Fund            304,103
                                                        ------------
                                                        $    608,206
                                                        ------------
                 Total Securities Lending
                 Collateral                             $  6,352,175
                                                        ------------
                 TOTAL TEMPORARY CASH
                 INVESTMENTS
                 (Cost $6,352,175)                      $  6,352,175
                                                        ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 103.6%
                 (Cost $111,511,961) (a)                $162,644,953
                                                        ------------
                 OTHER ASSETS AND
                 LIABILITIES - (3.6)%                   $ (5,623,117)
                                                        ------------
                 TOTAL NET ASSETS - 100.0%              $157,021,836
                                                        ============

*   Non-income producing security.
(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $111,275,133 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost            $52,270,269
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value               (900,449)
                                                                    -----------
         Net unrealized gain                                        $51,369,820
                                                                    ===========

(b) At June 30, 2011, the following securities were out on loan:

     Shares       Description                              Value
       22,000     Campbell Soup Co.                    $  760,100
        1,700     Cincinnati Financial Corp.               49,606
       70,200     Microchip Technology, Inc.            2,661,682
       11,900     New York Community Bancorp, Inc.        178,381
       24,100     VF Corp.                              2,616,296
                                                       ----------
                  Total                                $6,266,065
                                                       ==========

(c) Securities lending collateral is managed by Credit Suisse AG, New York
    Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $15,613,265 and $21,587,955, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:

                        Level 1          Level 2        Level 3       Total
Common Stocks        $156,292,778      $       --        $  -     $156,292,778
Temporary Cash
Investments                     -       5,743,969           -        5,743,969
Money Market Mutual
Funds                     608,206               -           -          608,206
                     ------------      ----------        ----     ------------
Total                $156,900,984      $5,743,969        $  -     $162,644,953
                     ============      ==========        ====     ============


10    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended
                                                         6/30/11       Year Ended
                                                       (unaudited)      12/30/10
Class I
Net asset value, beginning of period                     $ 19.57        $ 16.75
                                                         -------        -------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.23        $  0.44
 Net realized and unrealized gain (loss) on
  investments                                               1.46           2.79
                                                         -------        -------
    Net increase from investment operations              $  1.69        $  3.23
Distributions to shareowners:
 Net investment income                                     (0.21)         (0.41)
 Net realized gain                                            --             --
                                                         -------        -------
  Net increase (decrease) in net asset value             $  1.48        $  2.82
                                                         -------        -------
Net asset value, end of period                           $ 21.05        $ 19.57
                                                         =======        =======
Total return*                                               8.67%         19.56%
Ratio of net expenses to average net assets+                0.74%**        0.76%
Ratio of net investment income to average net assets+       2.16%**        2.29%
Portfolio turnover rate                                       20%**          18%
Net assets, end of period (in thousands)                 $99,528        $95,224
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
  Net expenses                                              0.74%**        0.76%
  Net investment income                                     2.16%**        2.29%

                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                         12/31/09     12/31/08     12/31/07     12/31/06
Class I
Net asset value, beginning of period                      $ 15.18     $ 23.76      $  24.93     $  21.25
                                                          -------     ---------    -------      --------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.47     $  0.68      $   0.82     $   0.60
 Net realized and unrealized gain (loss) on
  investments                                                1.60       (7.42)        (0.53)        4.05
                                                          -------     ---------    --------     --------
    Net increase from investment operations               $  2.07     $ (6.74)     $   0.29     $   4.65
Distributions to shareowners:
 Net investment income                                      (0.50)      (0.57)        (0.65)       (0.60)
 Net realized gain                                             --       (1.27)        (0.81)       (0.37)
                                                          -------     ---------    --------     --------
  Net increase (decrease) in net asset value              $  1.57     $ (8.58)     $  (1.17)    $   3.68
                                                          -------     ---------    --------     --------
Net asset value, end of period                            $ 16.75     $ 15.18      $  23.76     $  24.93
                                                          =======     =======      ========     ========
Total return*                                               14.14%     (30.29)%        0.81%       22.45%
Ratio of net expenses to average net assets+                 0.77%       0.75%         0.70%        0.69%
Ratio of net investment income to average net assets+        3.02%       3.17%         2.59%        2.70%
Portfolio turnover rate                                        33%         17%           31%          23%
Net assets, end of period (in thousands)                  $92,714     $93,110      $166,323     $310,682
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
  Net expenses                                               0.77%       0.75%         0.70%        0.69%
  Net investment income                                      3.02%       3.17%         2.59%        2.70%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended
                                                         6/30/11      Year Ended
                                                       (unaudited)     12/31/10
Class II
Net asset value, beginning of period                     $ 19.68        $ 16.85
                                                         -------        -------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.22        $  0.37
 Net realized and unrealized gain (loss) on
  investments                                               1.45           2.83
                                                         -------        -------
    Net increase from investment operations              $  1.67        $  3.20
Distributions to shareowners:
 Net investment income                                     (0.17)         (0.37)
 Net realized gain                                            --             --
                                                         -------        -------
  Net increase (decrease) in net asset value             $  1.50        $  2.83
                                                         -------        -------
Net asset value, end of period                           $ 21.18        $ 19.68
                                                         =======        =======
Total return*                                               8.51%         19.23%
Ratio of net expenses to average net assets+                0.99%**        1.01%
Ratio of net investment income to average net assets+       1.91%**        2.04%
Portfolio turnover rate                                       20%**          18%
Net assets, end of period (in thousands)                 $57,494        $56,670
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
  Net expenses                                              0.99%**        1.01%
  Net investment income                                     1.91%**        2.04%

                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                         12/31/09     12/31/08     12/31/07     12/31/06
Class II
Net asset value, beginning of period                      $ 15.26      $ 23.89     $  25.07      $  21.37
                                                          -------      -------     --------      --------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.69      $  0.62     $   0.62      $   0.56
 Net realized and unrealized gain (loss) on
  investments                                               1.36         (7.45)       (0.40)         4.06
                                                          -------      -------     --------      --------
    Net increase from investment operations               $  2.05      $ (6.83)    $   0.22      $   4.62
Distributions to shareowners:
 Net investment income                                      (0.46)       (0.53)       (0.59)        (0.55)
 Net realized gain                                             --        (1.27)       (0.81)        (0.37)
                                                          -------      -------     --------      --------
  Net increase (decrease) in net asset value              $  1.59      $ (8.63)    $  (1.18)     $   3.70
                                                          -------      -------     --------      --------
Net asset value, end of period                            $ 16.85      $ 15.26     $  23.89      $  25.07
                                                          =======      =======     ========      ========
Total return*                                               13.89%      (30.48)%       0.54%        22.12%
Ratio of net expenses to average net assets+                 1.01%        1.00%        0.95%         0.94%
Ratio of net investment income to average net assets+        2.75%        2.92%        2.41%         2.45%
Portfolio turnover rate                                        33%          17%          31%           23%
Net assets, end of period (in thousands)                  $50,249      $90,372     $153,810      $156,004
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
  Net expenses                                               1.01%        1.00%        0.95%         0.94%
  Net investment income                                      2.75%        2.92%        2.41%         2.45%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $6,266,065) (cost $111,511,961)  $ 162,644,953
 Cash                                                                                            573,566
  Portfolio shares sold                                                                          175,617
  Dividends                                                                                      273,553
 Other                                                                                               861
                                                                                           -------------
    Total assets                                                                           $ 163,668,550
                                                                                           -------------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                                                             $     254,027
  Upon return of securities loaned                                                             6,352,175
 Due to affiliates                                                                                 3,661
 Accrued expenses                                                                                 36,851
                                                                                           -------------
    Total liabilities                                                                      $   6,646,714
                                                                                           -------------
NET ASSETS:
 Paid-in capital                                                                           $ 148,869,215
 Undistributed net investment income                                                           2,174,363
 Accumulated net realized loss on investments                                                (45,154,734)
 Net unrealized gain on investments                                                           51,132,992
                                                                                           -------------
  Total net assets                                                                         $ 157,021,836
                                                                                           =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $99,527,874/4,729,012 shares)                                           $       21.05
                                                                                           =============
 Class II (based on $57,493,962/2,714,988 shares)                                          $       21.18
                                                                                           =============

The accompanying notes are an integral part of these financial statements.    13

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11

INVESTMENT INCOME:
 Dividends                                                      $2,259,009
 Income from securities loaned, net                                 10,417
                                                                ----------
  Total investment income                                                       $ 2,269,426
                                                                                -----------
EXPENSES:
 Management fees                                                $  507,589
 Transfer agent fees
  Class I                                                              713
  Class II                                                             825
 Distribution fees
  Class II                                                          72,668
 Administrative reimbursement                                       22,953
 Custodian fees                                                      7,500
 Professional fees                                                  21,652
 Printing expense                                                   13,273
 Fees and expenses of nonaffiliated trustees                         3,920
 Miscellaneous                                                       1,876
                                                                ----------
  Total expenses                                                                $   652,969
                                                                                -----------
  Net expenses                                                                  $   652,969
                                                                                -----------
   Net investment income                                                        $ 1,616,457
                                                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND CLASS ACTIONS:
 Net realized gain on:
 Investments                                                    $8,027,323
 Class actions                                                          30      $ 8,027,353
                                                                ----------      -----------
 Change in net unrealized gain on investments                                   $ 3,272,437
                                                                                -----------
 Net gain on investments and foreign currency transactions                      $11,299,790
                                                                                -----------
 Net increase in net assets resulting from operations                           $12,916,247
                                                                                ===========


14    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively

                                                                               Six Months
                                                                                  Ended           Year
                                                                                 6/30/11          Ended
                                                                               (unaudited)       12/31/10
FROM OPERATIONS:
Net investment income                                                         $  1,616,457     $  3,111,270
Net realized gain on investments                                                 8,027,353        4,222,952
Change in net unrealized gain (loss) on investments                              3,272,437       18,007,817
                                                                              ------------     ------------
  Net increase in net assets resulting from operations                        $ 12,916,247     $ 25,342,039
                                                                              ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.21 and $0.41 per share, respectively)                           $   (998,465)    $ (2,077,764)
  Class II ($0.17 and $0.37 per share, respectively)                              (469,941)      (1,045,560)
                                                                              ------------     ------------
    Total distributions to shareowners                                        $ (1,468,406)    $ (3,123,324)
                                                                              ------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 10,624,525     $ 12,037,747
Reinvestment of distributions                                                    1,468,406        3,123,324
Cost of shares repurchased                                                     (18,442,566)     (28,418,816)
                                                                              ------------     ------------
  Net decrease in net assets resulting from Portfolio share transactions      $ (6,349,635)    $(13,257,745)
                                                                              ------------     ------------
  Net increase in net assets                                                  $  5,098,206     $  8,960,970

NET ASSETS:
Beginning of period                                                            151,923,630      142,962,660
                                                                              ------------     ------------
End of period                                                                 $157,021,836     $151,923,630
                                                                              ============     ============
Undistributed net investment income                                           $  2,174,363     $  2,026,312
                                                                              ============     ============

                                    '11 Shares      '11 Amount        '10 Shares       '10 Amount
                                   (unaudited)      (unaudited)
CLASS I
Shares sold                           191,497      $  3,908,223          262,274      $  4,688,564
Reinvestment of distributions          48,641           998,465          117,361         2,077,764
Less shares repurchased              (377,332)       (7,777,870)      (1,047,281)      (18,348,363)
                                     --------      ------------       ----------      ------------
  Net decrease                       (137,194)     $ (2,871,182)        (667,646)     $(11,582,035)
                                     ========      ============       ==========      ============
CLASS II
Shares sold                           325,872      $  6,716,302          413,305      $  7,349,183
Reinvestment of distributions          22,759           469,941           58,659         1,045,560
Less shares repurchased              (515,428)      (10,664,696)        (572,935)      (10,070,453)
                                     --------      ------------       ----------      ------------
  Net decrease                       (166,796)     $ (3,478,453)        (100,971)     $ (1,675,710)
                                     ========      ============       ==========      ============


The accompanying notes are an integral part of these financial statements.    15

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

---------------------------------------------------------
                                                 2010
---------------------------------------------------------
  Distributions paid from:
  Ordinary income                             $ 3,123,324
                                              -----------
    Total distributions                       $ 3,123,324
                                              ===========
  Distributable Earnings
  (Accumulated Losses):
  Undistributed ordinary income               $   111,981
  Capital loss carryforward                   (51,504,584)
  Unrealized appreciation                      48,097,383
                                              -----------
    Total                                     $(3,295,220)
                                              ===========

C. Portfolio Shares and Class Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
   Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended June 30, 2011 the Portfolio recognized gains of $1,294 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion; and 0.60% of the Portfolio's average daily assets over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,898 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $372 in transfer agent fees payable to PIMSS at June 30, 2011.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $391 in distribution fees payable to PFD at June 30, 2011.

5. Subsequent Events
On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust


Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Christopher J. Kelley, Secretary                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19610-05-0811


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2011



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e  o f  C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        7
  Financial Statements                          12
  Notes to Financial Statements                 17
  Trustees, Officers and Service Providers      22


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------


Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       90.8%
Depositary Receipts for International Stocks              3.5%
International Common Stocks                               3.4%
Temporary Cash Investments                                2.3%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Industrials                                              15.5%
Financials                                               13.4%
Information Technology                                   13.3%
Consumer Discretionary                                   13.1%
Energy                                                   12.8%
Health Care                                              12.8%
Consumer Staples                                         10.0%
Materials                                                 6.4%
Telecommunication Services                                1.5%
Utilities                                                 1.2%


Five Largest Holdings
(As a percentage of equity holdings)*

  1.       Chevron Corp.                3.07%
  2.       Norfolk Southern Corp.       2.98
  3.       Rio Tinto Plc.               2.42
  4.       Johnson Controls, Inc.       2.19
  5.       John Wiley & Sons, Inc.      2.07

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      6/30/11       12/31/10
  Class I                     $ 22.06       $ 22.43
  Class II                    $ 22.06       $ 22.42


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.1400       $  -              $ 1.2370
  Class II                  $ 0.1000       $  -              $ 1.2370

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[The following data was represented as a line chart in the printed material]


           Pioneer       Pioneer
           Fund VCT      Fund VCT
          Portfolio,    Portfolio,
           Class I       Class II     S&P 500
6/01        10,000       10,000       10,000
             8,596        8,570        8,202
6/03         8,175        8,129        8,223
             9,634        9,556        9,793
6/05        10,433       10,318       10,412
            11,722       11,570       11,310
6/07        14,037       13,820       13,637
            12,310       12,105       11,849
6/09         9,167        8,997        8,745
            10,338       10,119       10,006
6/11        13,650       13,322       13,076


The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

-----------------------------------
             Class I     Class II
-----------------------------------
10 Years      3.16%       2.91%
5 Years       3.09%       2.86%
1 Year       32.04%      31.66%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

Share Class                                    I               II
-----------------------------------------------------------------------
  Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
  Ending Account Value on 6/30/11         $ 1,046.80       $ 1,045.40
  Expenses Paid During Period*            $     3.70       $     4.97

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

Share Class                                    I               II
-----------------------------------------------------------------------
  Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
  Ending Account Value on 6/30/11         $ 1,021.17       $ 1,019.93
  Expenses Paid During Period*            $     3.66       $     4.91

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------

In the following interview, John Carey, Executive Vice President and Head of the U.S. Core Value Department at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2011, and the Portfolio's performance. Mr. Carey is responsible for the day-to-day management of Pioneer Fund VCT Portfolio.

Q: How would you describe the market environment for equities over the six months ended June 30, 2011?

A: While stock prices were up and down during the six-month period, they closed the period with gains. Earnings increases and improved economic conditions supported the gains. There were setbacks, from an earthquake and tsunami in Japan, leading to parts shortages in the technology and automotive industries, and political upheaval in the Middle East, contributing to a spike in oil prices; and there were anxieties over the unresolved national debt problems in Europe and the debate over raising the Federal debt ceiling in the United States. On the whole, however, investors managed to look through the near-term difficulties and focus on a longer-term picture of encouraging business conditions. Though the economic expansion continued to be slow and unemployment remained high, the direction of most economic indicators was positive over the six months ended June 30, 2011, and business as well as consumer sentiment improved. As capacity utilization in particular increased, businesses undertook more capital spending and also looked to make acquisitions. Strong cash flows led to higher dividend payments, and we also saw share repurchases by companies.

Q:   How did the Portfolio perform in the six months ended June 30, 2011?

A: Pioneer Fund VCT Portfolio Class I shares returned 4.68% at net asset value over the six months ended June 30, 2011, and Class II shares returned 4.54%. Over the same period, the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 6.01%, and the average return of the 232 variable portfolios in Lipper's Large Cap Core Underlying Funds category was 4.93%.

Q: What were the reasons for the underperformance of the Portfolio versus the S&P 500 over the six months ended June 30, 2011?

A: The Portfolio's underperformance of its benchmark was attributable to stock selection in three sectors: consumer discretionary, health care, and information technology. In consumer discretionary, Target, the discount retailer, and Ford Motor, the automobile and truck manufacturer, were the culprits. Target had disappointing sales results, and investors raised questions about corporate strategy. Ford was hit by some new quality-related issues, and the overall auto industry did not grow as much as anticipated. In both cases, we retained the holdings in the Portfolio, believing that the companies would get past the current problems.

     In health care, our focus on pharmaceuticals and equipment and supplies companies detracted from Portfolio results as investors favored biotechnology and providers and services. Finally, in information technology, Nokia struggled with loss of market share in "smart phones," and the Japanese-based Canon suffered in the aftermath of the earthquake and tsunami.

     On the positive side, several of the Portfolio's holdings fared quite well, including Norfolk Southern, the railroad, John Wiley & Sons, the book and scientific-journal publisher, and Marathon Oil, which announced a restructuring.


A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What changes did you make to the Portfolio over the six months ended June 30, 2011, and how is the Portfolio positioned going into the second half of its fiscal year?

A: We were quite active over the six-month period, adding 17 holdings to the Portfolio and liquidating seven. We made an especially large number of entries in health care. Smith & Nephew specializes in orthopedic implants and wound-care supplies. Medco Health Solutions is a pharmacy benefits manager, and Cardinal Health is a pharmaceutical distributor. UnitedHealth Group is a private health insurer. Amgen develops biotech drugs, and the expertise of Hospira is in the delivery of medications to patients.

     In financial services, we added Discover Financial Services, which has been benefiting in its credit-card business from improved consumer credit in the United States and growth opportunities outside the U. S. Intercontinental Exchange, another addition, is a major operator of energy-trading marketplaces, and Comerica is an important regional bank. In energy, we added Cameron International, manufacturer of oil-and-gas pressure-control equipment, to the Portfolio. In materials, Mosaic is a supplier of fertilizers, primarily phosphates and potash. In consumer discretionary, we added Yum! Brands to the Portfolio; the company has experienced good growth in Asia with its Kentucky Fried Chicken franchise. Also added to the Portfolio in consumer discretionary was Kohl's, which operates a chain of popular department stores.

     Our final additions to the Portfolio during the period were in information technology and included: eBay, which has been prospering from its PayPal service; Symantec, a provider of computer security products; Juniper Networks, a prominent name in internet and telecommunications infrastructure; and NetApp, a leader in information-storage and data-management solutions.

     Sold from the Portfolio during the six-month period were Monsanto, McDonald's, CVS/Caremark, PepsiCo, Kellogg, Citrix Systems, and Frontier Communications. The stocks had either reached what we considered to be full values or appeared less attractive than stocks we wished to purchase for the Portfolio.

Q: With some slowness in the economy over the past few months and the ending of the Federal Reserve Board's program of "quantitative easing," what is your outlook for equities as we move into the second half of the year?

A: We remain constructive on the economy. We do not think that the economic recovery has run its course and that we are sinking back into recession. We acknowledge the concerns that many investors have as they contemplate some of the "macro" issues, including budget deficits, high unemployment, price increases for energy and other raw materials, and international uncertainties, especially in the "Euro Zone." At the same time, we note that corporate earnings remain strong and that companies continue to discuss and plan for growth, both in the U.S. and overseas. That in fact is a point to emphasize: in investing in the U.S. stock market today, one is investing not only in the U.S. economy, but also in economies around the world, as so many American companies, especially in the large-market-capitalization sector, are multinationals, doing business everywhere.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11                            (continued)
--------------------------------------------------------------------------------

     With our relatively positive view of business prospects, we find many stocks today potentially quite attractively priced for long-term investment. We are also heartened by the dividend increases we are seeing from so many companies. Over the years, dividends have normally provided an important part of the total return on stocks, and dividend increases can only bolster overall return prospects.

     Lastly, we see still many investors who are underweighted in equities, who are "sitting on the sidelines," waiting for what, we are not quite sure. If and when investors have more confidence in the outlook for equities, there is thus a lot of buying power that can be brought to bear on the stock market.

     Thank you for your support.


Please refer to the Schedule of Investments on pages 7 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


Shares                                                                    Value
                    COMMON STOCKS - 99.7%
                    Energy - 12.8%
                    Coal & Consumable Fuels - 0.3%
       17,008       Consol Energy, Inc.                            $    824,548
                                                                   ------------
                    Integrated Oil & Gas - 7.4%
       81,550       Chevron Corp.                                  $  8,386,602
       47,064       ConocoPhillips                                    3,538,742
       38,772       Exxon Mobil Corp.                                 3,155,265
       32,232       Hess Corp.                                        2,409,664
       53,380       Marathon Oil Corp.                                2,812,058
                                                                   ------------
                                                                   $ 20,302,331
                                                                   ------------
                    Oil & Gas Drilling - 1.0%
       31,527       Ensco Plc (A.D.R.)                             $  1,680,389
       13,768       Helmerich & Payne, Inc.                             910,340
                                                                   ------------
                                                                   $  2,590,729
                                                                   ------------
                    Oil & Gas Equipment & Services - 1.7%
       18,600       Cameron International Corp.*                   $    935,394
       41,399       McDermott International, Inc.*                      820,114
       33,824       Schlumberger, Ltd.                                2,922,394
                                                                   ------------
                                                                   $  4,677,902
                                                                   ------------
                    Oil & Gas Exploration & Production - 2.4%
       41,308       Apache Corp.                                   $  5,096,994
       18,870       Devon Energy Corp.                                1,487,145
                                                                   ------------
                                                                   $  6,584,139
                                                                   ------------
                    Total Energy                                   $ 34,979,649
                                                                   ------------
                    Materials - 6.3%
                    Aluminum - 0.6%
      111,539       Alcoa, Inc. (b)                                $  1,769,009
                                                                   ------------
                    Diversified Chemical - 0.8%
       39,430       E.I. du Pont de Nemours and Co.                $  2,131,192
                                                                   ------------
                    Diversified Metals & Mining - 3.4%
       48,931       Freeport-McMoRan Copper & Gold,
                    Inc. (Class B)                                 $  2,588,450
       91,914       Rio Tinto Plc                                     6,613,039
                                                                   ------------
                                                                   $  9,201,489
                                                                   ------------
                    Fertilizers & Agricultural Chemicals - 0.3%
       10,916       The Mosaic Co.*                                $    739,341
                                                                   ------------
                    Industrial Gases - 0.7%
       28,838       Airgas, Inc.                                   $  2,019,814
                                                                   ------------
                    Specialty Chemicals - 0.5%
       27,033       Ecolab, Inc.                                   $  1,524,121
                                                                   ------------
                    Total Materials                                $ 17,384,966
                                                                   ------------
                    Capital Goods - 10.6%
                    Aerospace & Defense - 2.7%
       34,820       General Dynamics Corp.                         $  2,594,786
       18,519       Lockheed Martin Corp.                             1,499,483
       37,852       United Technologies Corp.                         3,350,281
                                                                   ------------
                                                                   $  7,444,550
                                                                   ------------
                    Construction & Farm Machinery &
                    Heavy Trucks - 4.0%
       22,970       Caterpillar, Inc.                              $  2,445,386
       34,650       Deere & Co.                                       2,856,893
      110,153       PACCAR, Inc.                                      5,627,717
                                                                   ------------
                                                                   $ 10,929,996
                                                                   ------------
                    Electrical Components & Equipment - 1.6%
       41,825       Emerson Electric Co.                           $  2,352,656
       21,250       Rockwell International Corp.                      1,843,650
                                                                   ------------
                                                                   $  4,196,306
                                                                   ------------
                    Industrial Conglomerates - 1.5%
       25,069       3M Co.                                         $  2,377,795
       95,706       General Electric Co.                              1,805,015
                                                                   ------------
                                                                   $  4,182,810
                                                                   ------------
                    Industrial Machinery - 0.8%
       17,730       Illinois Tool Works, Inc.                      $  1,001,568
       13,406       Parker Hannifin Corp.                             1,203,054
                                                                   ------------
                                                                   $  2,204,622
                                                                   ------------
                    Total Capital Goods                            $ 28,958,284
                                                                   ------------
                    Transportation - 4.9%
                    Railroads - 4.9%
       48,937       Canadian National Railway Co.                  $  3,910,066
       47,274       CSX Corp.                                         1,239,524
      108,595       Norfolk Southern Corp.                            8,137,023
                                                                   ------------
                                                                   $ 13,286,613
                                                                   ------------
                    Total Transportation                           $ 13,286,613
                                                                   ------------
                    Automobiles & Components - 4.3%
                    Auto Parts & Equipment - 3.0%
       29,060       BorgWarner, Inc.*                              $  2,347,757
      143,698       Johnson Controls, Inc.                            5,986,459
                                                                   ------------
                                                                   $  8,334,216
                                                                   ------------
                    Automobile Manufacturers - 1.3%
      192,723       Ford Motor Corp.*                              $  2,657,650
       25,801       General Motors Co.*                                 783,318
                                                                   ------------
                                                                   $  3,440,968
                                                                   ------------
                    Total Automobiles &
                    Components                                     $ 11,775,184
                                                                   ------------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


Shares                                                        Value
                    Consumer Durables & Apparel - 1.3%
                    Apparel, Accessories & Luxury Goods - 1.3%
       54,172       Coach, Inc.                               $  3,463,216
                                                              ------------
                    Total Consumer Durables &
                    Apparel                                   $  3,463,216
                                                              ------------
                    Consumer Services - 0.2%
                    Restaurants - 0.2%
       10,588       Yum! Brands, Inc.                         $    584,881
                                                              ------------
                    Total Consumer Services                   $    584,881
                                                              ------------
                    Media - 3.7%
                    Publishing - 3.7%
       81,423       Elsevier NV                               $  1,094,184
      108,688       John Wiley & Sons, Inc.                      5,652,863
       81,968       McGraw-Hill Co., Inc.                        3,435,279
                                                              ------------
                                                              $ 10,182,326
                                                              ------------
                    Total Media                               $ 10,182,326
                                                              ------------
                    Retailing - 3.6%
                    Department Stores - 1.2%
       15,552       Kohl's Corp.                              $    777,756
       50,497       Nordstrom, Inc.                              2,370,329
                                                              ------------
                                                              $  3,148,085
                                                              ------------
                    General Merchandise Stores - 1.5%
       85,749       Target Corp.                              $  4,022,486
                                                              ------------
                    Home Improvement Retail - 0.7%
       87,542       Lowe's Companies, Inc.                    $  2,040,604
                                                              ------------
                    Specialty Stores - 0.2%
       42,904       Staples, Inc.                             $    677,883
                                                              ------------
                    Total Retailing                           $  9,889,058
                                                              ------------
                    Food & Drug Retailing - 3.0%
                    Drug Retail - 1.7%
      108,913       Walgreen Co.                              $  4,624,446
                                                              ------------
                    Food Distributors - 0.7%
       64,515       Sysco Corp.                               $  2,011,578
                                                              ------------
                    Hypermarkets & Supercenters - 0.6%
       30,612       Wal-Mart Stores, Inc.                     $  1,626,722
                                                              ------------
                    Total Food & Drug Retailing               $  8,262,746
                                                              ------------
                    Food, Beverage & Tobacco - 4.3%
                    Packaged Foods & Meats - 4.3%
       70,078       General Mills, Inc.                       $  2,608,303
       57,941       H.J. Heinz Co., Inc.                         3,087,096
       73,687       Hershey Foods Corp.                          4,189,106
       50,125       Kraft Foods, Inc.                            1,765,904
                                                              ------------
                                                              $ 11,650,409
                                                              ------------
                    Total Food, Beverage &
                    Tobacco                                   $ 11,650,409
                                                              ------------
                    Household & Personal Products - 2.7%
                    Household Products - 1.8%
        9,836       Clorox Co.                                $    663,340
       51,041       Colgate-Palmolive Co.                        4,461,494
                                                              ------------
                                                              $  5,124,834
                                                              ------------
                    Personal Products - 0.9%
       22,704       Estee Lauder Co.                          $  2,388,234
                                                              ------------
                    Total Household & Personal
                    Products                                  $  7,513,068
                                                              ------------
                    Health Care Equipment & Services - 8.2%
                    Health Care Distributors - 0.3%
       21,420       Cardinal Health, Inc.                     $    972,896
                                                              ------------
                    Health Care Equipment - 7.3%
       35,310       Baxter International, Inc.                $  2,107,654
       59,599       Becton, Dickinson & Co.                      5,135,646
       37,420       C. R. Bard, Inc. (b)                         4,110,961
       22,080       Covidien, Ltd.                               1,175,318
       31,654       Medtronic, Inc.*                             1,219,629
      172,496       Smith & Nephew Plc                           1,844,431
       57,243       St. Jude Medical, Inc.                       2,729,346
       27,236       Stryker Corp.                                1,598,481
                                                              ------------
                                                              $ 19,921,466
                                                              ------------
                    Health Care Services - 0.3%
       14,631       Medco Health Solutions, Inc.*             $    826,944
                                                              ------------
                    Managed Health Care - 0.3%
       14,825       United Healthcare Group, Inc.             $    764,674
                                                              ------------
                    Total Health Care Equipment &
                    Services                                  $ 22,485,980
                                                              ------------
                    Pharmaceuticals & Biotechnology - 4.5%
                    Biotechnology - 0.6%
       27,367       Amgen, Inc.*                              $  1,596,864
                                                              ------------
                    Pharmaceuticals - 3.9%
       61,481       Abbott Laboratories, Inc.                 $  3,235,130
       28,605       Eli Lilly & Co.                              1,073,546
       12,107       Hospira, Inc.*                                 685,983
       26,731       Merck & Co., Inc.                              943,337
      113,388       Pfizer, Inc.                                 2,335,793
       53,586       Teva Pharmaceutical Industries, Ltd.
                    (A.D.R.)                                     2,583,917
                                                              ------------
                                                              $ 10,857,706
                                                              ------------
                    Total Pharmaceuticals &
                    Biotechnology                             $ 12,454,570
                                                              ------------
                    Banks - 2.6%
                    Diversified Banks - 1.7%
       36,161       Comerica, Inc.                            $  1,250,086
       76,019       U.S. Bancorp                                 1,939,245
       52,432       Wells Fargo & Co.                            1,471,242
                                                              ------------
                                                              $  4,660,573
                                                              ------------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                                     Value
                    Regional Banks - 0.9%
      122,395       KeyCorp                                         $  1,019,550
       23,280       PNC Bank Corp.                                     1,387,721
                                                                    ------------
                                                                    $  2,407,271
                                                                    ------------
                    Total Banks                                     $  7,067,844
                                                                    ------------
                    Diversified Financials - 8.2%
                    Asset Management & Custody Banks - 5.1%
       27,759       Franklin Resources, Inc.                        $  3,644,479
       42,123       Northern Trust Corp.                               1,935,973
       59,342       State Street Corp.                                 2,675,731
       59,381       T. Rowe Price Associates, Inc.                     3,583,050
       84,304       The Bank of New York Mellon Corp.                  2,159,868
                                                                    ------------
                                                                    $ 13,999,101
                                                                    ------------
                    Consumer Finance - 0.7%
       25,449       American Express Co.                            $  1,315,713
       22,825       Discover Financial Services*                         610,569
                                                                    ------------
                                                                    $  1,926,282
                                                                    ------------
                    Diversified Financial Services - 1.3%
      146,038       Bank of America Corp.                           $  1,600,576
       47,988       JPMorgan Chase & Co.                               1,964,629
                                                                    ------------
                                                                    $  3,565,205
                                                                    ------------
                    Investment Banking & Brokerage - 0.5%
       64,408       Morgan Stanley                                  $  1,482,028
                                                                    ------------
                    Specialized Finance - 0.6%
        3,466       CME Group, Inc.                                 $  1,010,651
        4,466       Intercontinental Exchange, Inc.*                     556,955
                                                                    ------------
                                                                    $  1,567,606
                                                                    ------------
                    Total Diversified Financials                    $ 22,540,222
                                                                    ------------
                    Insurance - 2.5%
                    Property & Casualty Insurance - 2.5%
       88,406       Chubb Corp.                                     $  5,535,100
       23,840       The Travelers Companies, Inc.                      1,391,779
                                                                    ------------
                                                                    $  6,926,879
                                                                    ------------
                    Total Insurance                                 $  6,926,879
                                                                    ------------
                    Software & Services - 4.2%
                    Application Software - 0.5%
       45,164       Adobe Systems, Inc.*                            $  1,420,408
                                                                    ------------
                    Data Processing & Outsourced Services - 1.7%
       43,036       Automatic Data Processing, Inc.                 $  2,267,136
       23,534       DST Systems, Inc.                                  1,242,595
       19,027       Fiserv, Inc.*                                      1,191,661
                                                                    ------------
                                                                    $  4,701,392
                                                                    ------------
                    Internet Software & Services - 0.3%
       29,440       eBAY, Inc.*                                     $    950,029
                                                                    ------------
                    IT Consulting & Other Services - 0.7%
       10,771       IBM Corp.*                                      $  1,847,765
                                                                    ------------
                    Systems Software - 1.0%
       42,488       Microsoft Corp.                                 $  1,104,688
       17,378       Oracle Corp.                                         571,910
       49,819       Symantec Corp.*                                      982,431
                                                                    ------------
                                                                    $  2,659,029
                                                                    ------------
                    Total Software & Services                       $ 11,578,623
                                                                    ------------
                    Technology Hardware & Equipment - 4.7%
                    Communications Equipment - 1.7%
       78,353       Cisco Systems, Inc.                             $  1,223,090
        8,931       Juniper Networks, Inc.*                              281,327
       13,884       Motorola Solutions, Inc.*                            639,219
      148,718       Nokia Corp. * (A.D.R.) (b)                           954,770
       20,342       Qualcomm, Inc.                                     1,155,222
       14,840       Research In Motion, Ltd.*                            428,134
                                                                    ------------
                                                                    $  4,681,762
                                                                    ------------
                    Computer Hardware - 1.4%
      106,884       Hewlett-Packard Co.                             $  3,890,578
                                                                    ------------
                    Computer Storage & Peripherals - 0.4%
       17,500       NetApp, Inc.*                                   $    923,650
                                                                    ------------
                    Office Electronics - 1.2%
       69,299       Canon, Inc. * (A.D.R.)                          $  3,297,935
                                                                    ------------
                    Total Technology Hardware &
                    Equipment                                       $ 12,793,925
                                                                    ------------
                    Semiconductors - 4.4%
                    Semiconductor Equipment - 1.0%
      118,727       Applied Materials, Inc.                         $  1,544,638
       35,968       ASM Lithography Holdings NV
                    (A.D.R.)                                           1,329,377
                                                                    ------------
                                                                    $  2,874,015
                                                                    ------------
                    Semiconductors - 3.4%
       29,213       Altera Corp.                                    $  1,354,023
       65,662       Analog Devices, Inc.                               2,570,011
      105,302       Intel Corp.                                        2,333,492
       89,886       Texas Instruments, Inc.                            2,950,957
                                                                    ------------
                                                                    $  9,208,483
                                                                    ------------
                    Total Semiconductors                            $ 12,082,498
                                                                    ------------
                    Telecommunication Services - 1.5%
                    Integrated Telecommunication Services - 1.5%
       89,087       AT&T Corp.                                      $  2,798,223
       35,617       Verizon Communications, Inc.                       1,326,021
                                                                    ------------
                                                                    $  4,124,244
                                                                    ------------
                    Total Telecommunication
                    Services                                        $  4,124,244
                                                                    ------------

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


     Shares                                                    Value
              Utilities - 1.2%
              Electric Utilities - 0.8%
  23,065      PPL Corp.                                 $    641,899
  39,747      Southern Co.                                 1,604,985
                                                        ------------
                                                        $  2,246,884
                                                        ------------
              Multi-Utilities - 0.4%
  32,409      Public Service Enterprise Group, Inc.     $  1,057,830
                                                        ------------
              Total Utilities                           $  3,304,714
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $211,554,241)                       $273,289,899
                                                        ------------


 Principal
Amount ($)
                   TEMPORARY CASH INVESTMENTS - 2.4%
                   Securities Lending Collateral - 2.4% (c)
                   Certificates of Deposit:
       193,599     Bank of America NA, 0.19%,
                   9/2/11                              $    193,599
       193,599     Bank of Montreal Chicago, 0.12%,
                   7/8/11                                   193,599
       154,879     Bank of Nova Scotia, 0.30%,
                   6/11/12                                  154,879
        38,720     Bank of Nova Scotia, 0.25%,
                   9/29/12                                   38,720
        90,023     BBVA Group NY, 0.47%, 8/10/11             90,023
       108,415     BBVA Group NY, 0.36%, 7/7/11             108,415
       135,519     BBVA Group NY, 1.19%, 7/26/11            135,519
        27,104     BNP Paribas Bank NY, 0.27%,
                   8/5/11                                    27,104
       193,599     Canadian Imperial Bank of
                   Commerce NY, 0.20%, 10/3/11              193,599
       154,879     DnB NOR Bank ASA NY, 0.18%,
                   8/10/11                                  154,879
        96,797     National Australia Bank NY, 0.29%,
                   10/19/11                                  96,797
       212,987     RaboBank Netherland NV NY,
                   0.29%, 4/2/12                            212,987
       116,159     Royal Bank of Canada NY, 0.32%,
                   12/2/11                                  116,159
        77,439     SOCGEN NY, 0.28%, 7/11/11                 77,439
        38,720     SOCGEN NY, 0.26%, 7/14/11                 38,720
        58,080     SOCGEN NY, 0.16%, 7/7/11                  58,080
       193,599     Westpac Banking Corp. NY, 0.32%,
                   12/6/11                                  193,599
                                                       ------------
                                                       $  2,084,117
                                                       ------------
                   Commercial Paper:
        77,439     American Honda Finance, 0.34%,
                   1/11/12                             $     77,439
       116,127     Australia & New Zealand Banking
                   Group, 0.34%, 9/6/11                     116,127
        70,898     Australia & New Zealand Banking
                   Group, 0.87%, 8/4/11                      70,898


           Principal
          Amount ($)                                                 Value
                       Commercial Paper (continued):
           29,035      BCSFUN, 0.22%, 7/29/11              $     29,035
          193,564      CBAPP, 0.20%, 8/3/11                     193,564
           21,312      General Electric Capital Corp.,
                       0.44%, 11/21/11                           21,312
          176,143      HSBC, 0.17%, 8/9/11                      176,143
          174,239      JPMorgan Chase & Co., 0.30%,
                       7/17/12                                  174,239
          174,081      NESCAP, 0.25%, 12/20/11                  174,081
          154,859      NORDNA, 0.27%, 7/18/11                   154,859
          154,868      PARFIN, 0.25%, 7/11/11                   154,868
           96,799      Royal Bank of Canada NY, 0.30%,
                       6/29/12                                   96,799
           96,789      SANCPU, 0.39%, 7/11/11                    96,789
           96,693      SANCPU, 0.73%, 9/1/11                     96,693
          116,098      Sanofi Aventis, 0.68%, 10/20/11          116,098
          135,437      SEB, 0.30%, 9/12/11                      135,437
           77,410      SOCNAM, 0.22%, 9/1/11                     77,410
          193,599      Svenska Handelsbanken, 0.29%,
                       6/29/12                                  193,599
          193,599      Toyota Motor Credit Corp., 0.32%,
                       9/8/11                                   193,599
           82,279      UXTPP, 0.32%, 7/1/11                      82,279
           96,786      VARFUN, 0.32%, 8/4/11                     96,786
           22,454      VARFUN, 0.32%, 8/8/11                     22,454
           54,199      VARFUN, 0.32%, 8/9/11                     54,199
           77,458      Wachovia, 0.41%, 10/15/11                 77,458
           58,124      Wachovia, 0.40%, 3/1/12                   58,124
           38,741      Wells Fargo & Co., 0.36%, 1/24/12         38,741
                                                           ------------
                                                           $  2,779,030
                                                           ------------
                       Tri-party Repurchase Agreements:
           19,643      Barclays Capital Plc, 0.01%,
                       7/1/11                              $     19,643
          193,599      Deutsche Bank AG, 0.01%, 7/1/11          193,599
          193,599      HSBC Bank USA NA, 0.01%,
                       7/1/11                                   193,599
          580,796      RBS Securities, Inc., 0.02%,
                       7/1/11                                   580,796
                                                           ------------
                                                           $    987,637
                                                           ------------
       Shares
                       Money Market Mutual Funds:
          309,758      Dreyfus Preferred Money Market
                       Fund                                $    309,758
          309,758      Fidelity Prime Money Market Fund         309,758
                                                           ------------
                                                           $    619,516
                                                           ------------
                       Total Securities Lending
                       Collateral                          $  6,470,300
                                                           ------------

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                           Value
           TOTAL TEMPORARY CASH
           INVESTMENTS
           (Cost $6,470,300)              $  6,470,300
                                          ------------
           TOTAL INVESTMENT IN
           SECURITIES - 102.1%
           (Cost $218,024,541)(a)         $279,760,199
                                          ------------
           OTHER ASSETS AND
           LIABILITIES - (2.1)%           $ (5,823,124)
                                          ------------
           TOTAL NET ASSETS - 100.0%      $273,937,075
                                          ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $219,778,281 was as follows:


        Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost      $ 69,516,310
        Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value        (9,534,392)
                                                                ------------
        Net unrealized gain                                     $ 59,981,918
                                                                ============

(b)      At June 30, 2011, the following securities were out on loan:


     Shares        Description                     Value
       106,000     Alcoa, Inc.                $ 1,681,160
        34,000     C. R. Bard, Inc.             3,735,240
       147,200     Nokia Corp. * (A.D.R.)         945,024
                                              -----------
                   Total                      $ 6,361,424
                                              ===========

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $17,854,670 and $73,032,137, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:

                        Level 1          Level 2         Level 3       Total
Common Stocks        $273,289,899      $      --           $--    $273,289,899
Temporary Cash
   Investments                 --      5,850,784            --      5,850,784
Money Market Mutual
   Funds                  619,516             --            --        619,516
                     ------------      ----------          ---    ------------
Total                $273,909,415      $5,850,784           --    $279,760,199
                     ============      ==========          ===    ============
Other Financial
   Instruments*      $         --      $    (486)          $--    $      (486)
                     ============      ==========          ===    ============

*        Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                          Six Months
                                                            Ended          Year
                                                           6/30/11         Ended
                                                         (unaudited)     12/31/10
Class I
Net asset value, beginning of period                       $  22.43      $  19.60
                                                           --------      --------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.16      $   0.28
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                0.85          2.83
                                                           --------      --------
  Net increase (decrease) from investment
    operations                                             $   1.01      $   3.11
Distributions to shareowners:
 Net investment income                                        (0.14)        (0.28)
 Net realized gain                                            (1.24)           --
                                                           --------      --------
Net increase (decrease) in net asset value                 $  (0.37)     $   2.83
                                                           --------      --------
Net asset value, end of period                             $  22.06      $  22.43
                                                           ========      ========
Total return*                                                  4.68%        16.02%
Ratio of net expenses to average net assets+                   0.73%**       0.72%
Ratio of net investment income to average net assets+          1.39%**       1.39%
Portfolio turnover rate                                          12%**         25%
Net assets, end of period (in thousands)                   $243,120      $257,193
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  0.73%**       0.72%
 Net investment income                                         1.39%**       1.39%



                                                             Year         Year         Year         Year
                                                            Ended        Ended         Ended       Ended
                                                           12/31/09     12/31/08     12/31/07     12/31/06
Class I
Net asset value, beginning of period                       $  15.94     $  25.72     $  24.80     $  21.55
                                                           --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.30     $   0.39     $   0.33     $   0.32
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                3.66        (8.87)        0.91         3.24
                                                           --------     --------     --------     --------
  Net increase (decrease) from investment
    operations                                             $   3.96     $  (8.48)    $   1.24     $   3.56
Distributions to shareowners:
 Net investment income                                        (0.30)       (0.40)       (0.32)       (0.31)
 Net realized gain                                               --        (0.90)          --           --
                                                           --------     --------     --------     --------
Net increase (decrease) in net asset value                 $   3.66     $  (9.78)    $   0.92     $   3.25
                                                           --------     --------     --------     --------
Net asset value, end of period                             $  19.60     $  15.94     $  25.72     $  24.80
                                                           ========     ========     ========     ========
Total return*                                                 25.20%      (34.27)%       4.99%       16.63%
Ratio of net expenses to average net assets+                   0.74%        0.74%        0.70%        0.70%
Ratio of net investment income to average net assets+          1.79%        1.78%        1.22%        1.35%
Portfolio turnover rate                                          21%          12%          24%           9%
Net assets, end of period (in thousands)                   $249,439     $218,622     $374,349     $386,917
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                  0.74%        0.74%        0.70%        0.70%
 Net investment income                                         1.79%        1.78%        1.22%        1.35%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.
+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                       Six Months
                                                          Ended         Year        Year
                                                         6/30/11       Ended       Ended
                                                       (unaudited)    12/31/10    12/31/09
Class II
Net asset value, beginning of period                     $ 22.42      $ 19.59     $ 15.93
                                                         -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.17      $  0.24     $  0.27
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             0.81         2.81        3.65
                                                         -------      -------     -------
  Net increase (decrease) from investment
    operations                                           $  0.98      $  3.05     $  3.92
Distributions to shareowners:
 Net investment income                                     (0.10)       (0.22)      (0.26)
 Net realized gain                                         (1.24)          --          --
                                                         -------      -------     -------
Net increase (decrease) in net asset value               $ (0.36)     $  2.83     $  3.66
                                                         -------      -------     -------
Net asset value, end of period                           $ 22.06      $ 22.42     $ 19.59
                                                         =======      =======     =======
Total return*                                               4.54%       15.72%      24.91%
Ratio of net expenses to average net assets+                0.98%**      0.97%       0.99%
Ratio of net investment income to average net assets+       1.08%**      1.14%       1.56%
Portfolio turnover rate                                       12%**        25%         21%
Net assets, end of period (in thousands)                 $30,817      $63,142     $68,112
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               0.98%**      0.97%       0.99%
 Net investment income                                      1.08%**      1.14%       1.56%



                                                           Year        Year            Year
                                                          Ended       Ended           Ended
                                                         12/31/08    12/31/07        12/31/06
Class II
Net asset value, beginning of period                     $ 25.68     $  24.73        $  21.49
                                                         -------     --------        --------
Increase (decrease) from investment operations:
 Net investment income                                   $  0.35     $   0.24        $   0.25
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            (8.87)        0.97            3.25
                                                         -------     --------        --------
  Net increase (decrease) from investment
    operations                                           $ (8.52)    $   1.21        $   3.50
Distributions to shareowners:
 Net investment income                                     (0.33)       (0.26)          (0.26)
 Net realized gain                                         (0.90)          --              --
                                                         -------     --------        --------
Net increase (decrease) in net asset value               $ (9.75)    $   0.95        $   3.24
                                                         -------     --------        --------
Net asset value, end of period                           $ 15.93     $  25.68        $  24.73
                                                         =======     ========        ========
Total return*                                             (34.41)%       4.87%          16.35%
Ratio of net expenses to average net assets+                0.99%        0.95%           0.95%
Ratio of net investment income to average net assets+       1.53%        0.98%           1.10%
Portfolio turnover rate                                       12%          24%              9%
Net assets, end of period (in thousands)                 $71,276     $147,940        $155,710
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               0.99%        0.95%           0.95%
 Net investment income                                      1.53%        0.98%           1.10%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.
+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $6,361,424) (cost $218,024,541)      $ 279,760,199
 Receivables --
   Investment securities sold                                                                      2,018,792
   Fund shares sold                                                                                   43,976
   Dividends                                                                                         362,137
 Other                                                                                                 2,758
                                                                                               -------------
    Total assets                                                                               $ 282,187,862
                                                                                               -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                             $   1,146,976
   Fund shares repurchased                                                                           151,004
   Upon return of securities loaned                                                                6,470,300
 Due to bank                                                                                         419,126
 Due to affiliates                                                                                     7,218
 Forward foreign currency settlement contracts, net                                                      486
 Accrued expenses                                                                                     55,677
                                                                                               -------------
    Total liabilities                                                                          $   8,250,787
                                                                                               -------------
NET ASSETS:
 Paid-in capital                                                                               $ 196,053,066
 Undistributed net investment income                                                                 417,683
 Accumulated net realized gain on investments and foreign currency transactions                   15,730,290
 Net unrealized gain on investments                                                               61,735,658
 Net unrealized gain on forward foreign currency contracts and other assets and
   liabilities denominated in foreign currencies                                                         378
                                                                                               -------------
  Total net assets                                                                             $ 273,937,075
                                                                                               =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $243,119,540/11,022,948 shares)                                             $       22.06
                                                                                               =============
 Class II (based on $30,817,535/1,396,890 shares)                                              $       22.06
                                                                                               =============


14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $38,023)                                    $  3,209,401
 Interest                                                                                         132
 Income from securities loaned, net                                                            15,346
                                                                                         ------------
  Total investment income                                                                                   $  3,224,879
                                                                                                            ------------
EXPENSES:
 Management fees                                                                         $    994,482
 Transfer agent fees .
   Class I                                                                                        711
   Class II                                                                                       711
 Distribution fees
   Class II                                                                                    64,368
 Administrative reimbursements                                                                 44,802
 Custodian fees                                                                                14,553
 Professional fees                                                                             26,669
 Printing expense                                                                              19,923
 Fees and expenses of nonaffiliated trustees                                                    6,301
 Miscellaneous                                                                                  5,947
                                                                                         ------------
  Total expenses                                                                                            $  1,178,467
                                                                                                            ------------
   Net investment income                                                                                    $  2,046,412
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, REDEMPTIONS
IN KIND AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments                                                                             $  9,531,789
 Redemptions in kind                                                                        7,394,606
 Redemptions in kind denominated in foreign currencies                                        488,749
 Class action                                                                                  50,027
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                           19,300       $ 17,484,471
                                                                                         ------------       ------------
 Change in net unrealized loss on:
 Investments                                                                             $ (4,454,014)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          (22,825)      $ (4,476,839)
                                                                                         ------------       ------------
 Net gain on investments and foreign currency transactions                                                  $ 13,007,632
                                                                                                            ------------
 Net increase in net assets resulting from operations                                                       $ 15,054,044
                                                                                                            ============


The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively


                                                                                                Six Months
                                                                                                  Ended               Year
                                                                                                 6/30/11              Ended
                                                                                               (unaudited)          12/31/10
FROM OPERATIONS:
Net investment income                                                                         $   2,046,412      $    4,495,960
Net realized gain on investments, redemptions in kind, class action and foreign currency
 transactions                                                                                    17,484,471          32,129,128
Change in net unrealized gain (loss) on investments and foreign currency transactions            (4,476,839)         14,178,752
                                                                                              -------------      --------------
  Net increase in net assets resulting from operations                                        $  15,054,044      $   50,803,840
                                                                                              -------------      --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.14 and $0.28 per share, respectively)                                           $  (1,506,959)     $   (3,304,565)
  Class II ($0.10 and $0.22 per share, respectively)                                               (185,774)         (1,111,788)
Net realized gain:
  Class I ($1.24 and $0.00 per share, respectively)                                             (12,964,261)                 --
  Class II ($1.24 and $0.00 per share, respectively)                                             (1,636,481)                 --
                                                                                              -------------      --------------
    Total distributions to shareowners                                                        $ (16,293,475)     $   (4,416,353)
                                                                                              -------------      --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $   8,560,456      $   71,291,909
Reinvestment of distributions                                                                    16,293,476           4,416,353
Cost of shares repurchased                                                                      (40,053,304)       (119,311,354)
Redemptions in kind                                                                             (29,959,202)                 --
                                                                                              -------------      --------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                              $ (45,158,574)     $  (43,603,092)
                                                                                              -------------      --------------
  Net increase (decrease) in net assets                                                       $ (46,398,005)     $    2,784,395
NET ASSETS:
Beginning of period                                                                           $ 320,335,080      $  317,550,685
                                                                                              -------------      --------------
End of period                                                                                 $ 273,937,075      $  320,335,080
                                                                                              =============      ==============
Undistributed net investment income                                                           $     417,683      $       64,004
                                                                                              =============      ==============


                                     '11 Shares        '11 Amount         '10 Shares        '10 Amount
                                    (unaudited)        (unaudited)
Class I
Shares sold                             258,207      $   5,949,558           556,844      $  11,149,277
Reinvestment of distributions           674,153         14,471,220           164,296          3,304,565
Less shares repurchased              (1,374,902)       (31,461,898)       (1,981,083)       (39,591,064)
                                     ----------      -------------        ----------      -------------
  Net decrease                         (442,542)     $ (11,041,120)       (1,259,943)     $ (25,137,222)
                                     ==========      =============        ==========      =============
Class II
Shares sold                             112,966      $   2,610,899         2,947,773      $  60,142,632
Reinvestment of distributions            84,810          1,822,255            55,271          1,111,788
Less shares repurchased                (952,263)        (8,591,406)       (3,663,908)       (79,720,290)
Redemptions in kind                    (664,304)       (29,959,202)               --                 --
                                     ----------      -------------        ----------      -------------
  Net decrease                       (1,418,791)     $ (34,117,454)         (660,864)     $ (18,465,870)
                                     ==========      =============        ==========      =============


16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Fund VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the six months ended June 30, 2011, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:


-----------------------------------------------
                                        2010
-----------------------------------------------
  Distributions paid from:
  Ordinary income                   $ 4,416,353
                                    -----------
    Total distributions             $ 4,416,353
                                    ===========
  Distributable Earnings:
  Undistributed ordinary income     $    39,277
  Undistributed long-term gain       14,600,301
  Unrealized appreciation            64,483,862
                                    -----------
    Total                           $79,123,440
                                    ===========
-----------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of mark-to-market of foreign currency contracts.

F. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   During the period, the Portfolio recognized gains of $50,027 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 1.00% of the average daily net assets attributable to Class II shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,044 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.


3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,965 in transfer agent fees payable to PIMSS at June 30, 2011.


4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $209 in distribution fees payable to PFD at June 30, 2011.


5. Forward Foreign Currency Contracts
At June 30, 2011, the Portfolio had entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At June 30, 2011 the Portfolio had no outstanding portfolio hedges. At June 30, 2011, the Portfolio's gross forward currency settlement contracts receivable and payable were $115,325 and $115,811, respectively, resulting in a net payable of $486. The average value of contracts open during the six months ended June 30, 2011 was $301,304.


6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of June 30, 2011 were as follows:


----------------------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging
Instruments Under
Accounting Standards                    Asset Derivatives 2011             Liabilities Derivatives 2011
Codification (ASC) 815            ----------------------------------   -----------------------------------
(formerly FASB Statement 133)     Balance Sheet Location      Value     Balance Sheet Location     Value
----------------------------------------------------------------------------------------------------------
Forward Foreign Currency
Contracts                         Receivables                  $--     Payables*                   $486
----------------------------------------------------------------------------------------------------------
Total                                                          $--                                 $486

----------------------------------------------------------------------------------------------------------


* Foreign Exchange Contracts are shown as a net payable on the Statement of Assets and Liabilities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2011 was as follows:

---------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging
Instruments Under
Accounting Standards                              Location of Gain or (Loss)
Codification (ASC) 815                                  On Derivatives
(formerly FASB Statement 133)                        Recognized in Income
---------------------------------------------------------------------------------------------
 Forward Foreign Currency       Net realized gain on forward foreign currency contracts and
 Contracts                      other assets and liabilities denominated in foreign
                                currencies
 Forward Foreign Currency       Change in unrealized loss on forward foreign currency
 Contracts                      contracts and other assets and liabilities denominated in
                                foreign currencies
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging
Instruments Under                                        Change in Unrealized
Accounting Standards                Realized Gain or        Gain or (Loss)
Codification (ASC) 815           (Loss) on Derivatives      on Derivatives
(formerly FASB Statement 133)     Recognized in Income   Recognized in Income
---------------------------------------------------------------------------------------------
 Forward Foreign Currency       $4,862
 Contracts
 Forward Foreign Currency                                      $24,241
 Contracts
---------------------------------------------------------------------------------------------


7. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

22
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                                                                              29

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19611-05-0811


                                                           [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST


                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares




                                                               SEMIANNUAL REPORT

                                                                   June 30, 2011

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        6

  Financial Statements                          10

  Notes to Financial Statements                 14

  Trustees, Officers and Service Providers      17


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                 87.1%
Temporary Cash Investments                         12.3%
Depositary Receipts                                 0.6%

Sector Distribution
(As a percentage of equity holdings)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                             30.3%
Health Care                                        24.9%
Industrials                                        18.1%
Consumer Discretionary                             11.8%
Energy                                              6.8%
Financials                                          3.2%
Materials                                           2.1%
Consumer Staples                                    1.6%
Telecommunication Services                          1.2%

Five Largest Holdings
(As a percentage of equity holdings)*

------------------------------------------------
  1.   Cubist Pharmaceuticals, Inc.      2.49%
------------------------------------------------
  2.   Orbital Sciences Corp.            1.81
------------------------------------------------
  3.   Cinemark Holdings, Inc.           1.57
------------------------------------------------
  4.   Radiation Systems, Inc.           1.56
------------------------------------------------
  5.   Alere, Inc.                       1.51
------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share    6/30/11      12/31/10
  Class I                     $25.43       $23.01


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class I                   $  -           $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

       Pioneer Growth
       Opportunities
       VCT Portfolio,   Russell 2000
          Class I       Growth Index
6/01       10,000          10,000
6/02        7,974           7,500
6/03        7,020           7,551
6/04        9,397           9,933
6/05       10,475          10,359
6/06       11,167          11,870
6/07       12,756          13,867
6/08       10,313          12,365
6/09        8,799           9,293
6/10       10,341          10,962
6/11       14,153          15,730

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

---------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

---------------------------------------------------------
                                                Class I
---------------------------------------------------------
10 Years                                         3.53%
5 Years                                          4.85%
1 Year                                          36.87%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

       Share Class                                 I
       -------------------------------------------------
       Beginning Account Value on 1/1/11       $1,000.00
       Ending Account Value on 6/30/11         $1.105.20
       Expenses Paid During Period*            $    4.44

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

       Share Class                                 I
       -------------------------------------------------
       Beginning Account Value on 1/1/11       $1,000.00
       Ending Account Value on 6/30/11         $1,020.58
       Expenses Paid During Period*            $    4.26

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------

In the following interview, Brian Stack, senior vice president and portfolio manager at Pioneer, discusses the factors that affected the performance of Pioneer Growth Opportunities VCT Portfolio over the six months ended June 30, 2011. Mr. Stack is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform over the six months ended June 30, 2011?

A: Pioneer Growth Opportunities VCT Portfolio Class I shares returned 10.52% at net asset value over the six months ended June 30, 2011, while the Portfolio's benchmark, the Russell 2000 Growth Index (the Russell Index), returned 8.59%. Over the same period, the average return of the 103 variable portfolios in Lipper's Small Cap Growth Underlying Funds category was 10.47%.

Q: How would you characterize the investment environment and the Portfolio's performance over the six months ended June 30, 2011?

A: We are pleased that the Portfolio outpaced both its benchmark and Lipper peer group in the first six months of this year. For much of the recent bull market, stocks have been entrenched in an environment with two notable characteristics. First, the market's top performers typically have been higher-beta, lower-quality, and richly-valued stocks. Second, through much of the period there has been a record level of correlation in the performance of individual stocks. That environment worked against our stock-picking approach for the Portfolio, which seeks to identify not just stocks enjoying strong prospective growth, but also those whose reasonable valuations provided a better outlook for solid risk-adjusted returns through a full investment cycle.

   The challenging backdrop of high correlation and outperformance by a narrow group of ultra-expensive momentum stocks continued through the first quarter of 2011. In May and June, however, we witnessed an important shift. Investors grew more risk-averse, causing the type of fundamentally-sound, undervalued growth companies the Portfolio owns to come back into favor as the market became more selective. That type of environment is more compatible with our investment process, as illustrated by the Portfolio's return of 1.84% at net asset value over the second quarter of 2011 -- a time during which the Portfolio's benchmark, the Russell Index, returned -0.59%. We think the second quarter of 2011 could mark the beginning of a sustainable market trend that favors higher-quality, reasonably-valued investments, an environment which should help the Portfolio's investment strategy to succeed.

Q: What investments or strategies aided the Portfolio's performance over the six months ended June 30, 2011?

A: The Portfolio's largest margin of outperformance during the six-month period, relative to the Russell Index benchmark, occurred in the health care and industrials sectors.

   In health care, the Portfolio benefited from the rallies of several stocks that had been overlooked in the high-beta market environment of 2010. The largest contributors among the Portfolio's health-care holdings were Cubist Pharmaceuticals, which rallied after the company settled a patent challenge to its leading product, and Abiomed, a maker of cardiac devices that gained ground after recent trial data demonstrated the efficacy of one of its new products.

   In the industrials sector, performance benefited from a rally in the shares of a long-term Portfolio holding, Polypore International. The company specializes in separations technology, which is being utilized in batteries used in fuel-efficient

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   hybrid vehicles. Polypore is seen as being a play on the clean-energy theme, which has helped propel the company's stock dramatically over the past year.

Q: What investments or strategies hurt the Portfolio's performance over the six months ended June 30, 2011?

A: The Portfolio's holdings in the consumer discretionary and information technology sectors were the most significant detractors from performance during the six-month period. Underperformance in the consumer discretionary sector reflected a combination of the Portfolio's underweight position and poor stock selection. The Portfolio's largest detractor holding was retailer Urban Outfitters, which reported disappointing earnings due to fashion missteps. We viewed the problems at Urban as having a multi-quarter shelf life, and so we eliminated the stock from the Portfolio. Online travel agency Orbitz Worldwide, which continued to show poor progress in its ongoing efforts to diversify beyond low-margin airline ticketing, also weighed on the Portfolio's performance over the six-month period. We elected to sell the Portfolio's position.

   Within information technology, the Portfolio's position in Entropic Communications, a maker of semiconductors, was the most significant drag on performance. Entropic has been the technology leader in multimedia over coaxial (MoCA) chips, which enable TV service providers to provide high definition and multimedia content to the home. The stock's price weakness reflected investor concerns about competition from Broadcom, but we expect Entropic to remain the technological leader in the field, even if Broadcom captures some share of the fast-growing market.

Q: What is your outlook as we enter the second half of the year?

A: The Portfolio remains somewhat defensively positioned, reflecting our expectation of continued sluggish economic growth. The ongoing deleveraging of the consumer and governmental sectors remains a formidable headwind to spending in those two important parts of the economy. That said, stock selection is ultimately what drives the Portfolio's long-term performance, and on that count we're enthusiastic about the prospects for the classic growth stocks and special situations that populate the Portfolio. With the market now having begun to move away from the momentum-driven environment we experienced in the second half of 2010, we believe we will see a return to a more typical market, in which stock prices and underlying company fundamentals are more closely related. We welcome such a shift, as it would work to the benefit of the Portfolio's investments in stocks with company-specific growth drivers, such as innovative products or other catalysts that can drive revenue and earnings growth, even in the absence of brisk economic tailwinds.


Please refer to the Schedule of Investments on pages 6 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

        Shares                                                             Value
                     COMMON STOCKS - 98.3%
                     Energy - 6.7%
                     Oil & Gas Equipment & Services - 1.7%
        48,300       Basic Energy Services, Inc.*                   $  1,520,001
       123,000       Geokinetics, Inc.*                                  969,240
                                                                    ------------
                                                                    $  2,489,241
                                                                    ------------
                     Oil & Gas Exploration & Production - 4.3%
        54,500       Brigham Exploration Co.*                       $  1,631,185
        25,941       Carrizo Oil & Gas, Inc.*                          1,083,037
        42,400       Energy XXI Bermuda, Ltd.*                         1,408,528
       150,800       GMX Resources, Inc. (b)                             671,060
        61,200       Petrohawk Energy Corp.*                           1,509,804
                                                                    ------------
                                                                    $  6,303,614
                                                                    ------------
                     Oil & Gas Refining & Marketing - 0.7%
        44,300       CVR Energy, Inc.*                              $  1,090,666
                                                                    ------------
                     Total Energy                                   $  9,883,521
                                                                    ------------
                     Materials - 2.0%
                     Diversified Metals & Mining - 0.5%
        34,500       Globe Specialty Metals, Inc.                   $    773,490
                                                                    ------------
                     Precious Metals & Minerals - 0.8%
        53,600       Stillwater Mining Co.*                         $  1,179,736
                                                                    ------------
                     Specialty Chemicals - 0.7%
        22,400       W.R. Grace & Co.*                              $  1,022,112
                                                                    ------------
                     Total Materials                                $  2,975,338
                                                                    ------------
                     Capital Goods - 10.4%
                     Aerospace & Defense - 5.9%
        45,300       DigitalGlobe, Inc.*                            $  1,151,073
        79,900       Hexcel Corp.*                                     1,749,011
        85,600       KEYW Holding Corp.*                               1,060,584
       155,446       Orbital Sciences Corp.*                           2,619,265
        22,478       TransDigm Group, Inc.*                            2,049,769
                                                                    ------------
                                                                    $  8,629,702
                                                                    ------------
                     Building Products - 0.9%
        36,600       Owens Corning Corp.*                           $  1,367,010
                                                                    ------------
                     Construction & Engineering - 1.9%
        35,200       KBR, Inc.                                      $  1,326,688
        59,015       MYR Group, Inc.*                                  1,380,951
                                                                    ------------
                                                                    $  2,707,639
                                                                    ------------
                     Electrical Components & Equipment - 1.1%
        24,600       Polypore International, Inc.*(b)               $  1,668,864
                                                                    ------------
                     Industrial Machinery - 0.6%
        35,200       Altra Holdings, Inc.*                          $    844,448
                                                                    ------------
                     Total Capital Goods                            $ 15,217,663
                                                                    ------------
                     Commercial Services & Supplies - 5.5%
                     Diversified Support Services - 1.0%
        30,552       Copart, Inc.*                                  $  1,423,723
                                                                    ------------
                     Human Resource & Employment
                     Services - 1.2%
       178,000       On Assignment, Inc.*                           $  1,749,740
                                                                    ------------
                     Office Services & Supplies - 0.7%
        48,500       Sykes Enterprises, Inc.*                       $  1,044,205
                                                                    ------------
                     Research & Consulting Services - 2.6%
        31,200       Acacia Research Corp.*                         $  1,144,728
        18,506       CoStar Group, Inc.*(b)                            1,097,036
        55,825       RPX Corp.*                                        1,564,775
                                                                    ------------
                                                                    $  3,806,539
                                                                    ------------
                     Total Commercial Services
                     & Supplies                                     $  8,024,207
                                                                    ------------
                     Transportation - 1.9%
                     Air Freight & Couriers - 0.6%
        47,400       UTI Worldwide, Inc.                            $    933,306
                                                                    ------------
                     Airlines - 1.3%
        38,200       Allegiant Travel Co.*(b)                       $  1,890,900
                                                                    ------------
                     Total Transportation                           $  2,824,206
                                                                    ------------
                     Consumer Durables & Apparel - 4.5%
                     Apparel, Accessories & Luxury Goods - 2.2%
        36,788       Carter's, Inc.*                                $  1,131,599
        30,000       G-III Apparel Group*                              1,034,400
        21,400       The Warnaco Group, Inc.*                          1,118,150
                                                                    ------------
                                                                    $  3,284,149
                                                                    ------------
                     Footwear - 0.7%
        11,200       Deckers Outdoor Corp.*                         $    987,168
                                                                    ------------
                     Housewares & Specialties - 1.1%
        23,000       Tupperware Brands Corp.                        $  1,551,350
                                                                    ------------
                     Leisure Products - 0.5%
       174,300       Leapfrog Enterprises, Inc.*                    $    735,546
                                                                    ------------
                     Total Consumer Durables
                     & Apparel                                      $  6,558,213
                                                                    ------------
                     Consumer Services - 2.4%
                     Casinos & Gaming - 1.0%
       138,400       Scientific Games Corp.*                        $  1,431,056
                                                                    ------------
                     Education Services - 0.7%
        76,700       Grand Canyon Education, Inc.*                  $  1,087,606
                                                                    ------------
                     Restaurants - 0.7%
        23,400       PF Chang's China Bistro, Inc.*(b)              $    941,616
                                                                    ------------
                     Total Consumer Services                        $  3,460,278
                                                                    ------------
                     Media - 1.6%
                     Broadcasting - 0.1%
         9,740       Pandora Media, Inc.*(b)                        $    184,183
                                                                    ------------
                     Movies & Entertainment - 1.5%
       109,261       Cinemark Holdings, Inc.                        $  2,262,795
                                                                    ------------
                     Total Media                                    $  2,446,978
                                                                    ------------

6     The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Shares                                                             Value
                     Retailing - 3.1%
                     Apparel Retail - 2.3%
        68,400       Citi Trends, Inc.*                             $  1,031,472
        68,600       Express, Inc.*                                    1,495,480
       120,200       Hot Topic, Inc.*                                    894,288
                                                                    ------------
                                                                    $  3,421,240
                                                                    ------------
                     Automotive Retail - 0.8%
        31,650       Monro Muffler Brake, Inc.                      $  1,180,229
                                                                    ------------
                     Total Retailing                                $  4,601,469
                                                                    ------------
                     Food, Beverage & Tobacco - 1.6%
                     Packaged Foods & Meats - 1.0%
        15,900       Green Mountain Coffee Roasters,
                     Inc.*(b)                                       $  1,419,234
                                                                    ------------
                     Soft Drinks - 0.6%
        62,488       Primo Water Corp.*                             $    899,202
                                                                    ------------
                     Total Food, Beverage & Tobacco                 $  2,318,436
                                                                    ------------
                     Health Care Equipment & Services - 18.1%
                     Health Care Equipment - 7.4%
        99,630       Abiomed, Inc.*                                 $  1,614,006
        32,480       ArthroCare Corp.*                                 1,087,106
        85,500       Conceptus, Inc.*(b)                                 997,785
       100,224       DexCom, Inc.*(b)                                  1,452,246
        24,600       HeartWare International, Inc.*(b)                 1,822,368
        74,200       Insulet Corp.*(b)                                 1,645,014
        41,500       MAKO Surgical Corp.*(b)                           1,233,795
        37,000       Masimo Corp.                                      1,098,160
                                                                    ------------
                                                                    $ 10,950,480
                                                                    ------------
                     Health Care Facilities - 0.8%
        47,200       Brookdale Senior Living, Inc.*                 $  1,144,600
                                                                    ------------
                     Health Care Services - 4.9%
        18,175       Air Methods Corp.*                             $  1,358,400
        32,700       Catalyst Health Solutions, Inc.*                  1,825,314
        59,093       ExamWorks Group, Inc.*                            1,500,371
        24,239       IPC The Hospitalist Co., Inc.*(b)                 1,123,478
        47,650       Lincare Holdings, Inc. (b)                        1,394,716
                                                                    ------------
                                                                    $  7,202,279
                                                                    ------------
                     Health Care Supplies - 3.4%
        59,400       Alere, Inc.*(b)                                $  2,175,228
        23,700       Haemonetics Corp.*                                1,525,569
        83,300       Quidel Corp.*                                     1,261,995
                                                                    ------------
                                                                    $  4,962,792
                                                                    ------------
                     Health Care Technology - 1.6%
        35,300       ePocrates, Inc.*(b)                            $    650,932
        36,900       WebMD Health Corp.*                               1,681,902
                                                                    ------------
                                                                    $  2,332,834
                                                                    ------------
                     Total Health Care Equipment
                     & Services                                     $ 26,592,985
                                                                    ------------
                     Pharmaceuticals & Biotechnology - 6.4%
                     Biotechnology - 5.2%
        24,283       Advanced Magnetics, Inc.*                      $    456,520
        68,600       Amarin Corp. Plc (A.D.R.)*                          989,898
       100,000       Cubist Pharmaceuticals, Inc.*                     3,599,000
        31,300       InterMune, Inc.*                                  1,122,105
       159,600       NPS Pharmaceuticals, Inc.*                        1,508,220
                                                                    ------------
                                                                    $  7,675,743
                                                                    ------------
                     Pharmaceuticals - 1.2%
        44,400       Salix Pharmaceuticals, Ltd.*                   $  1,768,452
                                                                    ------------
                     Total Pharmaceuticals &
                     Biotechnology                                  $  9,444,195
                                                                    ------------
                     Banks - 0.5%
                     Regional Banks - 0.5%
       111,500       CapitalSource, Inc.                            $    719,175
                                                                    ------------
                     Total Banks                                    $    719,175
                                                                    ------------
                     Diversified Financials - 2.1%
                     Consumer Finance - 1.2%
        52,157       Ezcorp, Inc.*                                  $  1,855,485
                                                                    ------------
                     Specialized Finance - 0.9%
        34,200       MSCI, Inc.*                                    $  1,288,656
                                                                    ------------
                     Total Diversified Financials                   $  3,144,141
                                                                    ------------
                     Real Estate - 0.5%
                     Mortgage Real Estate Investment Trusts - 0.5%
        70,200       CreXus Investment Corp.                        $    779,922
                                                                    ------------
                     Total Real Estate                              $    779,922
                                                                    ------------
                     Software & Services - 16.4%
                     Application Software - 5.7%
        83,666       Aspen Technology, Inc.*                        $  1,437,382
        39,600       Blackboard, Inc.*(b)                              1,718,244
        16,068       Solera Holdings, Inc.                               950,583
        81,400       SS&C Technologies Holdings, Inc.*                 1,617,418
        39,800       SuccessFactors, Inc.*(b)                          1,170,120
        26,367       The Ultimate Software Group, Inc.*(b)             1,435,156
                                                                    ------------
                                                                    $  8,328,903
                                                                    ------------
                     Data Processing & Outsourced Services - 2.1%
        18,700       Global Payments, Inc.                          $    953,700
        35,875       Syntel, Inc.                                      2,120,930
                                                                    ------------
                                                                    $  3,074,630
                                                                    ------------
                     Internet Software & Services - 1.0%
        47,272       Vocus, Inc.*(b)                                $  1,446,996
                                                                    ------------
                     IT Consulting & Other Services - 3.8%
        35,700       Gartner Group, Inc.*                           $  1,438,353
       114,100       InterXion Holding NV*                             1,727,474
        73,800       Sapient Corp.*                                    1,109,214
        67,300       Virtusa Corp.*                                    1,275,335
                                                                    ------------
                                                                    $  5,550,376
                                                                    ------------


The accompanying notes are an integral part of these financial statements.     7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Shares                                                             Value
                     Systems Software - 3.8%
       111,413       DemandTec, Inc.*                               $  1,013,858
        35,160       Fortinet, Inc.*(b)                                  959,516
       108,100       Radiation Systems, Inc.*                          2,259,290
        47,600       Sourcefire, Inc.*                                 1,414,672
                                                                    ------------
                                                                    $  5,647,336
                                                                    ------------
                     Total Software & Services                      $ 24,048,241
                                                                    ------------
                     Technology Hardware & Equipment - 5.9%
                     Communications Equipment - 1.1%
       158,000       ShoreTel, Inc.*                                $  1,611,600
                                                                    ------------
                     Computer Storage & Peripherals - 1.2%
       217,200       OCZ Technology Group                           $  1,737,600
                                                                    ------------
                     Electronic Components - 0.9%
        33,500       Dolby Laboratories, Inc.*                      $  1,422,410
                                                                    ------------
                     Electronic Equipment & Instruments - 0.8%
        33,500       Flir Systems, Inc.                             $  1,129,285
                                                                    ------------
                     Electronic Manufacturing Services - 0.9%
        82,600       TTM Technologies, Inc.*                        $  1,323,252
                                                                    ------------
                     Technology Distributors - 1.0%
        45,834       Synnex Corp.*                                  $  1,452,938
                                                                    ------------
                     Total Technology Hardware &
                     Equipment                                      $  8,677,085
                                                                    ------------
                     Semiconductors - 7.5%
                     Semiconductor Equipment - 0.9%
        67,777       Nanometrics, Inc.*                             $  1,287,085
                                                                    ------------
                     Semiconductors - 6.6%
       230,700       Entropic Communications, Inc.*(b)              $  2,050,922
        17,000       Hittite Microwave Corp.*                          1,052,470
       247,100       Integrated Device Tech, Inc.*                     1,942,206
       207,000       Lattice Semiconductor Corp.*                      1,349,640
        36,600       Microsemi Corp.*                                    750,300
        29,031       Netlogic Microsystems, Inc.*(b)                   1,173,433
       183,300       PMC - Sierra, Inc.*                               1,387,581
                                                                    ------------
                                                                    $  9,706,552
                                                                    ------------
                     Total Semiconductors                           $ 10,993,637
                                                                    ------------
                     Telecommunication Services - 1.2%
                     Integrated Telecommunication Services - 1.2%
       131,500       Cbeyond, Inc.*                                 $  1,739,745
                                                                    ------------
                     Total Telecommunication
                     Services                                       $  1,739,745
                                                                    ------------
                     TOTAL COMMON STOCKS
                     (Cost $112,141,673)                            $144,449,435
                                                                    ------------

Principal
Amount ($)
                     TEMPORARY CASH INVESTMENTS - 13.8%
                     Securities Lending Collateral - 13.8% (c)
                     Certificates of Deposit:
       607,742       Bank of America NA, 0.19%, 9/2/11              $    607,742
       607,742       Bank of Montreal Chicago, 0.12%,
                     7/8/11                                              607,742
       486,193       Bank of Nova Scotia, 0.30%, 6/11/12                 486,193
       121,548       Bank of Nova Scotia, 0.25%, 9/29/12                 121,548
       282,600       BBVA Group NY, 0.47%, 8/10/11                       282,600
       340,335       BBVA Group NY, 0.36%, 7/7/11                        340,335
       425,419       BBVA Group NY, 1.19%, 7/26/11                       425,419
        85,084       BNP Paribas Bank NY, 0.27%, 8/5/11                   85,084
       607,742       Canadian Imperial Bank of Commerce
                     NY, 0.20%, 10/3/11                                  607,742
       486,193       DnB NOR Bank ASA NY, 0.18%,
                     8/10/11                                             486,193
       303,864       National Australia Bank NY, 0.29%,
                     10/19/11                                            303,864
       668,620       RaboBank Netherland NV NY, 0.29%,
                     4/2/12                                              668,620
       364,645       Royal Bank of Canada NY, 0.32%,
                     12/2/11                                             364,645
       243,097       SOCGEN NY, 0.28%, 7/11/11                           243,097
       121,548       SOCGEN NY, 0.26%, 7/14/11                           121,548
       182,322       SOCGEN NY, 0.16%, 7/7/11                            182,322
       607,742       Westpac Banking Corp. NY, 0.32%,
                     12/6/11                                             607,742
                                                                    ------------
                                                                    $  6,542,436
                                                                    ------------
                     Commercial Paper:
       243,097       American Honda Finance, 0.34%,
                     1/11/12                                        $    243,097
       364,543       Australia & New Zealand Banking
                     Group, 0.34%, 9/6/11                                364,543
       222,562       Australia & New Zealand Banking
                     Group, 0.87%, 8/4/11                                222,562
        91,146       BCSFUN, 0.22%, 7/29/11                               91,146
       607,633       CBAPP, 0.20%, 8/3/11                                607,633
        66,903       General Electric Capital Corp., 0.44%,
                     11/21/11                                             66,903
       552,945       HSBC, 0.17%, 8/9/11                                 552,945
       546,967       JPMorgan Chase & Co., 0.30%,
                     7/17/12                                             546,967
       546,471       NESCAP, 0.25%, 12/20/11                             546,471
       486,131       NORDNA, 0.27%, 7/18/11                              486,131
       486,159       PARFIN, 0.25%, 7/11/11                              486,159
       303,871       Royal Bank of Canada NY, 0.30%,
                     6/29/12                                             303,871
       303,838       SANCPU, 0.39%, 7/11/11                              303,838
       303,536       SANCPU, 0.73%, 9/1/11                               303,536
       364,454       Sanofi Aventis, 0.68%, 10/20/11                     364,454
       425,160       SEB, 0.30%, 9/12/11                                 425,160

8     The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Principal
    Amount ($)                                                             Value
                     Commercial Paper (continued):
       243,005       SOCNAM, 0.22%, 9/1/11                          $    243,005
       607,742       Svenska Handelsbanken, 0.29%,
                     6/29/12                                             607,742
       607,742       Toyota Motor Credit Corp., 0.32%,
                     9/8/11                                              607,742
       258,290       UXTPP, 0.32%, 7/1/11                                258,290
       303,828       VARFUN, 0.32%, 8/4/11                               303,828
        70,487       VARFUN, 0.32%, 8/8/11                                70,487
       170,140       VARFUN, 0.32%, 8/9/11                               170,140
       243,155       Wachovia, 0.41%, 10/15/11                           243,155
       182,463       Wachovia, 0.40%, 3/1/12                             182,463
       121,615       Wells Fargo & Co., 0.36%, 1/24/12                   121,615
                                                                    ------------
                                                                    $  8,723,883
                                                                    ------------
                     Tri-party Repurchase Agreements:
        61,661       Barclays Capital Plc, 0.01%, 7/1/11            $     61,661
       607,742       Deutsche Bank AG, 0.01%, 7/1/11                     607,742
       607,742       HSBC Bank USA NA, 0.01%, 7/1/11                     607,742
     1,823,225       RBS Securities, Inc., 0.02%, 7/1/11               1,823,225
                                                                    ------------
                                                                    $  3,100,370
                                                                    ------------


        Shares
                     Money Market Mutual Funds:
       972,387       Dreyfus Preferred Money Market Fund            $    972,387
       972,387       Fidelity Prime Money Market Fund                    972,387
                                                                    ------------
                                                                    $  1,944,774
                                                                    ------------
                     Total Securities Lending
                     Collateral                                     $ 20,311,463
                                                                    ------------
                     TOTAL TEMPORARY CASH
                     INVESTMENTS
                     (Cost $20,311,463)                             $ 20,311,463
                                                                    ------------
                     TOTAL INVESTMENT IN
                     SECURITIES - 112.1%
                     (Cost $132,579,068)(a)                         $164,760,898
                                                                    ------------
                     OTHER ASSETS AND
                     LIABILITIES -  (12.1)%                         $(17,745,725)
                                                                    ------------
                     TOTAL NET ASSETS - 100.0%                      $147,015,173
                                                                    ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $134,496,739 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost               $34,607,606
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value                (4,343,447)
                                                                     -----------
       Net unrealized gain                                           $30,264,159
                                                                     ===========

(b)      At June 30, 2011, the following securities were out on loan:

      Shares     Description                                         Value
      50,000     Alere, Inc.*                                  $ 1,831,000
      30,000     Allegiant Travel Co.*                           1,485,000
      37,420     Blackboard, Inc.*                               1,623,654
       2,100     Conceptus, Inc.*                                   24,507
       9,930     CoStar Group, Inc.*                               588,650
       6,000     DexCom, Inc.*                                      86,940
     228,375     Entropic Communications, Inc.*                  2,030,254
      20,000     ePocrates, Inc.*                                  368,800
      34,760     Fortinet, Inc.*                                   948,600
     149,200     GMX Resources, Inc.                               663,940
       6,300     Green Mountain Coffee Roasters, Inc.*             562,338
      22,300     HeartWare International, Inc.*                  1,651,984
      55,800     Insulet Corp.*                                  1,237,086
         500     IPC The Hospitalist Co., Inc.*                     23,175
      47,150     Lincare Holdings, Inc.                          1,380,081
      28,900     MAKO Surgical Corp.*                              859,197
      25,800     Netlogic Microsystems, Inc.*                    1,042,836
     215,020     OCZ Technology Group, Inc.*                     1,720,160
       2,400     PF Chang's China Bistro, Inc.*                     96,576
       9,600     Pandora Media, Inc.*                              181,536
      18,700     Polypore International, Inc.*                   1,268,608
       1,300     SuccessFactors, Inc.*                              38,220
         500     The Ultimate Software Group, Inc.*                 27,215
       4,000     Vocus, Inc.*                                      122,440
                                                               -----------
                 Total                                         $19,862,797
                                                               ===========

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $80,483,889 and $88,714,573, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:

                          Level 1          Level 2        Level 3       Total
Common Stocks          $144,449,435      $        --        $--      $144,449,435
Temporary Cash
Investments                      --       18,366,689         --        18,366,689
Money Market Mutual
Funds                     1,944,774               --         --         1,944,774
                       ------------      -----------        ---      ------------
Total                  $146,394,209      $18,366,689        $--      $164,760,898
                       ============      ===========        ===      ============

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                        Common
                                                        Stocks
   Balance as of 12/31/10                              $433,571
   Realized gain (loss)1                                     --
   Change in unrealized appreciation (depreciation)2         --
   Net purchases (sales)                               (433,571)
   Transfers in and out of Level 3                           --
                                                       --------
   Balance as of 6/30/11                               $     --
                                                       ========

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.     9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                          Ended
                                                          6/30/11         Year Ended
                                                        (unaudited)        12/31/10
Class I
Net asset value, beginning of period                     $  23.01          $  19.14
                                                         --------          --------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.06)         $  (0.09)
 Net realized and unrealized gain (loss) on
  investments                                                2.48              3.96
                                                         --------          --------
  Net increase (decrease) from investment
    operations                                           $   2.42          $   3.87
Distributions to shareowners:
 Net realized gain                                             --                --
                                                         --------          --------
Net increase (decrease) in net asset value               $   2.42          $   3.87
                                                         --------          --------
Net asset value, end of period                           $  25.43          $  23.01
                                                         ========          ========
Total return*                                               10.52%            20.22%
Ratio of net expenses to average net assets+                 0.85%**           0.85%
Ratio of net investment loss to average net assets+         (0.51)%**         (0.44)%
Portfolio turnover rate                                       113%**            119%
Net assets, end of period (in thousands)                 $147,015          $141,034
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                0.85%**           0.87%
 Net investment loss                                        (0.51)%**         (0.46)%

                                                        Year Ended      Year Ended      Year Ended    Year Ended
                                                         12/31/09        12/31/08        12/31/07      12/31/06
Class I
Net asset value, beginning of period                     $  13.24        $  22.44        $  26.79      $  25.37
                                                         --------        --------        --------      --------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.03)       $  (0.00)(a)    $  (0.07)     $  (0.01)
 Net realized and unrealized gain (loss) on
  investments                                                5.93           (7.40)          (0.53)         1.43
                                                         --------        --------        --------      --------
  Net increase (decrease) from investment
    operations                                           $   5.90        $  (7.40)       $  (0.60)     $   1.42
Distributions to shareowners:
 Net realized gain                                             --           (1.80)          (3.75)           --
                                                         --------        --------        --------      --------
Net increase (decrease) in net asset value               $   5.90        $  (9.20)       $  (4.35)     $   1.42
                                                         --------        --------        --------      --------
Net asset value, end of period                           $  19.14        $  13.24        $  22.44      $  26.79
                                                         ========        ========        ========      ========
Total return*                                               44.56%         (35.49)%         (3.86)%        5.60%
Ratio of net expenses to average net assets+                 0.85%           0.85%           0.81%         0.79%
Ratio of net investment loss to average net assets+         (0.15)%         (0.04)%         (0.25)%       (0.05)%
Portfolio turnover rate                                       134%            231%            119%          105%
Net assets, end of period (in thousands)                 $134,090        $105,666        $204,629      $276,947
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                0.88%           0.91%           0.81%         0.82%
 Net investment loss                                        (0.18)%         (0.10)%         (0.25)%       (0.08)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
(a)   Amount rounds to less than one cent per share.
+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $19,862,797) (cost $132,579,068)    $164,760,898
 Cash                                                                                            3,417,764
 Receivables --
   Investment securities sold                                                                      636,874
   Portfolio shares sold                                                                            14,140
   Dividends                                                                                       118,387
 Other                                                                                                 867
                                                                                              ------------
    Total assets                                                                              $168,948,930
                                                                                              ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                            $  1,505,111
   Portfolio shares repurchased                                                                     60,231
   Upon return of securities loaned                                                             20,311,463
 Due to Pioneer Investment Management, Inc.                                                          9,919
 Due to affiliates                                                                                   3,132
 Accrued expenses                                                                                   43,901
                                                                                              ------------
    Total liabilities                                                                         $ 21,933,757
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $120,794,384
 Accumulated net investment loss                                                                  (368,586)
 Accumulated net realized loss on investments                                                   (5,592,455)
 Net unrealized gain on investments                                                             32,181,830
                                                                                              ------------
    Total net assets                                                                          $147,015,173
                                                                                              ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $147,015,173/5,781,171 shares)                                             $      25.43
                                                                                              ============


The accompanying notes are an integral part of these financial statements.    11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11

INVESTMENT INCOME:
 Dividends                                               $   194,713
 Interest                                                     18,466
 Income from securities loaned, net                           31,865
                                                         -----------
    Total investment income                                              $    245,044
                                                                         ------------
EXPENSES:
 Management fees                                         $   534,219
 Transfer agent fees                                             686
 Administrative reimbursements                                21,220
 Custodian fees                                               13,942
 Professional fees                                            22,764
 Printing expense                                             14,144
 Fees and expenses of nonaffiliated trustees                   3,612
 Miscellaneous                                                 3,043
                                                         -----------
    Total expenses                                                       $    613,630
                                                                         ------------
     Net investment loss                                                 $   (368,586)
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on:
  Investments                                            $17,734,162
  Class action                                                42,115     $ 17,776,277
                                                         -----------     ------------
 Change in net unrealized loss on investments                            $ (2,913,746)
                                                                         ------------
 Net gain on investments                                                 $ 14,862,531
                                                                         ------------
 Net increase in net assets resulting from operations                    $ 14,493,945
                                                                         ============


12    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively

                                                              Six Months
                                                                 Ended
                                                                6/30/11          Year Ended
                                                              (unaudited)         12/31/10
FROM OPERATIONS:
Net investment loss                                         $    (368,586)     $    (580,349)
Net realized gain on investments and class action              17,776,277         23,043,709
Change in net unrealized gain (loss) on investments            (2,913,746)         2,087,853
                                                            -------------      -------------
  Net increase in net assets resulting from operations      $  14,493,945      $  24,551,213
                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   3,884,926      $   6,797,937
Cost of shares repurchased                                    (12,397,331)       (24,405,533)
                                                            -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                            $  (8,512,405)     $ (17,607,596)
                                                            -------------      -------------
  Net increase in net assets                                $   5,981,540      $   6,943,617
NET ASSETS:
Beginning of year                                           $ 141,033,633      $ 134,090,016
                                                            -------------      -------------
End of period                                               $ 147,015,173      $ 141,033,633
                                                            -------------      -------------
Accumulated net investment loss                             $    (368,586)     $          --
                                                            =============      =============


                              '11 Shares      '11 Amount          '10 Shares       '10 Amount
                              (unaudited)     (unaudited)
CLASS I
Shares sold                     158,548      $   3,884,926           337,126      $   6,797,937
Less shares repurchased        (506,858)       (12,397,331)       (1,213,449)       (24,405,533)
                               --------      -------------        ----------      -------------
  Net decrease                 (348,310)     $  (8,512,405)         (876,323)     $ (17,607,596)
                               ========      =============        ==========      =============


The accompanying notes are an integral part of these financial statements.    13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. There were no distributions paid during the year ended December 31, 2010. The components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

-----------------------------------------------------------------------
                                                             2010
-----------------------------------------------------------------------
  Distributable Earnings:
  Capital loss carryforward                             $(21,451,061)
  Unrealized appreciation                                 33,177,905
                                                        ------------
    Total                                               $ 11,726,844
                                                        ============


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Dividends and distributions to shareowners are recorded on the ex-dividend date.

   During the fiscal year, the Portfolio recognized gains of $42,115 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. Option Writing
   When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open written call options at June 30, 2011.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2012. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,070 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62 in transfer agent fees payable to PIMSS at June 30, 2011.

4. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Christopher J. Kelley, Secretary                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30, is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19616-05-0811



                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2011



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------


Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        23

  Notes to Financial Statements                                               28

  Trustees, Officers and Service Providers                                    32



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------
Portfolio Diversification
(As a percentage of total investment in securities)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                        45.4%
Convertible Corporate Bonds                                                 21.9%
U.S. Common Stocks                                                          14.5%
Temporary Cash Investments                                                   5.2%
Senior Secured Loans                                                         5.0%
Preferred Stocks                                                             4.7%
Municipal Bonds                                                              2.5%
Collateralized Mortgage Obligations                                          0.6%
Asset Backed Securities                                                      0.2%

Maturity Distribution
(As a percentage of total investment in securities)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                                     7.7%
1-3 years                                                                   25.0%
3-4 years                                                                   18.5%
4-6 years                                                                   29.0%
6-8 years                                                                   11.4%
8+ years                                                                     8.4%

Five Largest Total Holdings
(As a percentage of total long-term holdings)*

--------------------------------------------------------------------------------
  1. WESCO International, Inc.,
     6.0%, 9/15/29                                                          2.80%
--------------------------------------------------------------------------------
  2. Forest City Enterprises, Inc.,
     7.0%, 12/31/49                                                         2.20
--------------------------------------------------------------------------------
  3. Nova Chemicals Corp.,
     7.875%, 9/15/25                                                        2.13
--------------------------------------------------------------------------------
  4. Wesco Distribution, Inc., 7.5%,
     10/15/17                                                               1.47
--------------------------------------------------------------------------------
  5. Roper Industries, Inc.,
     1.4813%, 1/15/34                                                       1.40
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                 6/30/11            12/31/10
  Class I                                  $10.93             $10.64
  Class II                                 $10.93             $10.61


                            Net
Distributions per Share     Investment     Short-Term         Long-Term
1/1/11 - 6/30/11            Income         Capital Gains      Capital Gains
  Class I                   $0.2780        $  --              $  --
  Class II                  $0.2641        $  --              $  --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Pioneer High Yield        Pioneer High Yield         BofA ML High Yield    BofA ML All-Convertibles
                   VCT Portfolio, Class I    VCT Portfolio, Class II     Master II Index      Speculative Quality Index
6/01                      10,000                      10,000                  10,000                  10,000
                          10,544                      10,491                   9,560                   8,476
6/03                      12,488                      12,399                  11,687                  10,543
                          13,712                      13,569                  12,878                  12,930
6/05                      14,672                      14,483                  14,246                  13,280
                          15,295                      15,045                  14,916                  14,849
6/07                      17,310                      17,002                  16,669                  17,743
                          16,976                      16,633                  16,318                  16,032
6/09                      14,532                      14,167                  15,741                  12,825
                          18,027                      17,538                  20,074                  16,538
6/11                      22,318                      21,707                  23,165                  20,939

The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

--------------------------------------------------------------------------------
                                                           Class I      Class II
--------------------------------------------------------------------------------
10 Years                                                    8.36%         8.06%
5 Years                                                     7.85%         7.61%
1 Year                                                     23.81%        23.77%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

       Share Class                                      I                 II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/11             $1,000.00         $1,000.00
       Ending Account Value on 6/30/11               $1,053.30         $1,055.00
       Expenses Paid During Period*                  $    4.17         $    5.50

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% and 1.08% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

       Share Class                                      I                 II
       -------------------------------------------------------------------------
       Beginning Account Value on 1/1/11            $1,000.00          $1,000.00
       Ending Account Value on 6/30/11              $1,020.73          $1,019.44
       Expenses Paid During Period*                 $    4.11          $    5.41

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% and 1.08% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------

High-yield bonds faced head winds during the six months ended June 30, 2011, but still posted a solid positive return. In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that drove the high-yield market and those that influenced the performance of the Portfolio over the six-month period. Mr. Feltus, senior vice president, and Ms. Wright, vice president, are responsible for the day-to-day management of the Portfolio and are supported by Pioneer's fixed-income team.

Q: How did the Portfolio perform during the six months ended June 30, 2011?

A: Pioneer High Yield VCT Portfolio's Class I shares returned 5.33% at net asset value over the six months ended June 30, 2011, and Class II shares returned 5.50%. Over the same period, the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 4.93% and 4.65%, respectively, while the average return of the 122 variable portfolios in Lipper's High Current Yield Underlying Funds category was 4.38%.

Q: What was the investment backdrop like for high-yield bonds over the six months ended June 30, 2011?

A: It was a mixed environment. Strong U.S. economic data in the first quarter of 2011 gave way to lower-than-expected reports later in the period. Oil prices were on the rise due to worries about turmoil in the Middle East. Global markets absorbed the ripple effects of the Japanese earthquake/tsunami disaster that hit in March, and the disaster's subsequent impact on the global manufacturing supply chain. There also was significant uncertainty about the extent of the European debt crisis. During the six-month period, there was a temporary correction in all risk-oriented markets, including high yield, convertible securities and equities. As the period came to a close, though, there was some positive momentum as oil prices receded somewhat and the European Union appeared to be making some progress in supporting Greece through its fiscal difficulties.

Q: What factors influenced the Portfolio's performance over the six months ended June 30, 2011?

A: Relative to the BofA ML High Yield Master II Index (the Portfolio's primary comparison index), the Portfolio benefited from its allocation to equities, which outperformed. Security selection within convertible securities and the high-yield asset class also proved to be a positive influence on Portfolio returns, as did underweighting basic industries and banking within high yield. The Portfolio's high-yield telecommunications holdings fared well, as did high-yield bonds, convertibles and equities within health care, and equity investments in energy.

   On the down side, the Portfolio's outperformance in the sectors mentioned previously was slightly offset by allocations to convertibles and floating-rate bank loans, which underperformed high yield, and by overall stock selection. Underweighting high-yield energy and utilities bonds also hurt Portfolio performance, as did security selection within high-yield energy, high-yield and convertible consumer cyclicals and services, and the Portfolio's equity holdings within information technology.

A  Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Which Portfolio holdings contributed the most to performance relative to the BofA ML High Yield Master II Index, the Portfolio's primary benchmark, during the six months ended June 30, 2011, and which holdings detracted the most?

A: Among the Portfolio's better performers during the six-month period were convertible securities issued by pharmaceutical company Cubist, which rose on the strength of a legal ruling that was favorable for the company. Vertex Pharmaceuticals convertibles also fared well for the Portfolio, due to positive financial results. Bonds issued by NOVA Chemicals rose in price after the company posted better-than-expected financial results, and the common stock of driller Hercules Offshore joined in the positive momentum for many Gulf of Mexico service providers.

   Detractors from the Portfolio's relative performance included convertible securities issued by Ford, which lowered earnings expectations due to supply-chain issues in Japan. The stock of BlackBerry manufacturer Research In Motion was hurt due to relentless competitive pressure in the smartphone market, and equity issued by Freeport McMoRan Copper & Gold declined on worries that the Chinese economy might be slowing. Lastly, the Portfolio's holdings in convertibles issued by shipping company Horizon Lines underperformed during the six-month period, due to rumors of a possible restructuring by the company.

Q: What is your outlook?

A: We continue to believe that the high-yield asset class will outperform. We think the current environment for issuers of high-yield bonds could not be better, in fact, with very low default expectations, an open market for issuance, and a very accommodative Federal Reserve Board ensuring low borrowing costs. Corporate balance sheets also appear to be very solid. Current yield spreads reflect all of those factors.

   Additionally, we believe that consolidation activity likely will be a positive factor. We do expect some tightening as well as modest capital appreciation from here, as asset flows into the high-yield market continue to be strong. During initial periods of inflation, high-yield securities have tended to do well relative to other fixed-income asset classes that are more sensitive to rising rates. We do not believe inflation to be an immediate threat; however, we are watching it closely given increases in oil and other commodity prices.

   Please refer to the Schedule of Investments on pages 6 to 22 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                    Value
                                         CONVERTIBLE CORPORATE BONDS - 22.7%
                                         Energy - 2.7%
                                         Coal & Consumable Fuels - 1.2%
   100,000                  CCC+/B2      James River Coal Co., 3.125%, 3/15/18 (b)               $    99,500
   830,000                  BB-/NR       Massey Energy Co., 3.25%, 8/1/15                            880,838
                                                                                                 -----------
                                                                                                 $   980,338
                                                                                                 -----------
                                         Oil & Gas Equipment & Services - 0.6%
   395,000                  B+/NR        Exterran Holdings, Inc., 4.25%, 6/15/14                 $   437,956
    73,000                  CCC+/NR      Newpark Resources, Inc., 4.0%, 10/1/17                       85,136
                                                                                                 -----------
                                                                                                 $   523,092
                                                                                                 -----------
                                         Oil & Gas Exploration & Production - 0.9%
   755,000                  BB+/Ba3      Chesapeake Energy, 2.5%, 5/15/37 (b)                    $   794,633
                                                                                                 -----------
                                         Total Energy                                            $ 2,298,063
                                                                                                 -----------
                                         Materials - 0.2%
                                         Steel - 0.2%
   145,000                  BB+/NR       Steel Dynamics, Inc., 5.125%, 6/15/14 (b)               $   172,913
                                                                                                 -----------
                                         Total Materials                                         $   172,913
                                                                                                 -----------
                                         Capital Goods - 6.2%
                                         Construction & Farm Machinery & Heavy Trucks - 1.3%
   115,000                  NR/NR        Greenbrier Cos, Inc., 3.5%, 4/1/18                      $   104,075
   775,000                  B/B1         Navistar International Corp., 3.0%, 10/15/14              1,014,281
                                                                                                 -----------
                                                                                                 $ 1,118,356
                                                                                                 -----------
                                         Electrical Components & Equipment - 2.1%
   459,000                  B/B2         General Cable Corp., 4.5%, 11/15/29                     $   631,699
 1,125,000                  BB+/Baa3     Roper Industries, Inc., 1.4813%, 1/15/34                  1,161,563
                                                                                                 -----------
                                                                                                 $ 1,793,262
                                                                                                 -----------
                                         Trading Companies & Distributors - 2.8%
 1,120,000                  B/NR         WESCO International, Inc., 6.0%, 9/15/29                $ 2,329,600
                                                                                                 -----------
                                         Total Capital Goods                                     $ 5,241,218
                                                                                                 -----------
                                         Transportation - 0.8%
                                         Airlines - 0.2%
   120,000                  CCC+/B3      Continental Airlines, Inc., 4.5%, 1/15/15               $   170,100
                                                                                                 -----------
                                         Marine - 0.6%
   644,000                  CC/Ca        Horizon Lines, 4.25%, 8/15/12 (b)                       $   521,640
                                                                                                 -----------
                                         Total Transportation                                    $   691,740
                                                                                                 -----------
                                         Automobiles & Components - 1.0%
                                         Automobile Manufacturers - 1.0%
   476,000                  B+/Ba3       Ford Motor Co., 4.25%, 11/15/16                         $   815,745
                                                                                                 -----------
                                         Total Automobiles & Components                          $   815,745
                                                                                                 -----------
                                         Consumer Durables & Apparel - 0.5%
                                         Homebuilding - 0.5%
   250,000                  BB-/Ba3      D.R. Horton, Inc., 2.0% 5/15/14                         $   276,875
   109,000                  B+/B3        Lennar Corp., 2.75%, 12/15/20                               116,494
                                                                                                 -----------
                                                                                                 $   393,369
                                                                                                 -----------
                                         Total Consumer Durables & Apparel                       $   393,369
                                                                                                 -----------


6   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                  Value
                                          Retailing - 0.4%
                                          Automotive Retail - 0.4%
   275,000                  B-/Caa3       Sonic Automotive, Inc., 5.0%, 10/1/29                $   363,000
                                                                                               -----------
                                          Total Retailing                                      $   363,000
                                                                                               -----------
                                          Food, Beverage & Tobacco - 0.3%
                                          Tobacco - 0.3%
   265,000                  CCC+/Caa1     Alliance One International, Inc., 5.5%, 7/15/14      $   253,406
                                                                                               -----------
                                          Total Food, Beverage & Tobacco                       $   253,406
                                                                                               -----------
                                          Health Care Equipment & Services - 2.4%
                                          Health Care Equipment - 1.2%
   715,000                  BB+/NR        Hologic, Inc., 2.0%, 12/15/37 (b)                    $   816,888
   170,000                  NR/NR         NuVasive, Inc., 2.75%, 7/1/17                            171,913
                                                                                               -----------
                                                                                               $   988,801
                                                                                               -----------
                                          Health Care Supplies - 0.5%
   400,000                  B-/NR         Alere, Inc., 3.0%, 5/15/16                           $   435,500
                                                                                               -----------
                                          Health Care Technology - 0.7%
   350,000                  NR/NR         WebMD Health Corp., 2.25%, 3/31/16                   $   335,125
   281,000                  NR/NR         WebMD Health Corp., 2.5%, 1/31/18                        271,516
                                                                                               -----------
                                                                                               $   606,641
                                                                                               -----------
                                          Total Health Care Equipment & Services               $ 2,030,942
                                                                                               -----------
                                          Pharmaceuticals & Biotechnology - 3.5%
                                          Biotechnology - 3.5%
   250,000                  B/NR          BioMarin Pharmaceutical, Inc., 1.875%, 4/23/17       $   360,313
   650,000                  NR/NR         Cubist Pharmaceuticals, Inc., 2.5%, 11/1/17              905,125
   610,000                  NR/NR         MannKind Corp., 3.75%, 12/15/13                          346,938
   250,000                  NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15                       242,188
   865,000                  NR/NR         Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15           1,088,819
                                                                                               -----------
                                                                                               $ 2,943,383
                                                                                               -----------
                                          Total Pharmaceuticals & Biotechnology                $ 2,943,383
                                                                                               -----------
                                          Real Estate - 0.2%
                                          Specialized Real Estate Investment Trusts - 0.2%
   155,000                  BB+/NR        Host Hotels & Resorts LP, 2.5%, 10/15/29             $   210,219
                                                                                               -----------
                                          Total Real Estate                                    $   210,219
                                                                                               -----------
                                          Software & Services - 1.3%
                                          Application Software - 1.3%
   310,000                  NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                  $   309,225
   600,000                  BB-/NR        Nuance Communications, 2.75%, 8/15/27                    786,000
                                                                                               -----------
                                                                                               $ 1,095,225
                                                                                               -----------
                                          Total Software & Services                            $ 1,095,225
                                                                                               -----------
                                          Technology Hardware & Equipment - 0.4%
                                          Communications Equipment - 0.3%
   225,000                  NR/NR         InterDigital, Inc., 2.5%, 3/15/16                    $   235,406
                                                                                               -----------
                                          Technology Distributors - 0.1%
    95,000                  B+/NR         Anixter International, Inc., 1.0%, 2/15/13           $   112,694
                                                                                               -----------
                                          Total Technology Hardware & Equipment                $   348,100
                                                                                               -----------


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                             Value
                                         Semiconductors - 2.2%
                                         Semiconductor Equipment - 0.4%
    65,000                  BB+/Baa1     Lam Research Corp., 1.25%, 5/15/18               $    64,838
   225,000                  NR/NR        Novellus Systems, Inc., 2.625%, 5/15/41              238,500
                                                                                          -----------
                                                                                          $   303,338
                                                                                          -----------
                                         Semiconductors - 1.8%
   628,000                  BB/NR        ON Semiconductor Corp., 2.625%, 12/15/26         $   760,665
   710,000                  NR/NR        SunPower Corp., 4.75%, 4/15/14                       752,600
                                                                                          -----------
                                                                                          $ 1,513,265
                                                                                          -----------
                                         Total Semiconductors                             $ 1,816,603
                                                                                          -----------
                                         Telecommunication Services - 0.6%
                                         Integrated Telecommunication Services - 0.6%
   209,000                  B+/B1        MasTec, Inc., 4.0%, 6/15/14                      $   298,086
   160,000                  NR/NR        MasTec, Inc., 4.25%, 12/15/14                        235,200
                                                                                          -----------
                                                                                          $   533,286
                                                                                          -----------
                                         Total Telecommunication Services                 $   533,286
                                                                                          -----------
                                         TOTAL CONVERTIBLE CORPORATE BONDS
                                         (Cost $14,627,406)                               $19,207,212
                                                                                          -----------

    Shares
                                         PREFERRED STOCKS - 5.0%
                                         Energy - 0.7%
                                         Oil & Gas Exploration & Production - 0.7%
    13,170                               Petroquest Energy, 6.875%, 12/31/49              $   572,895
                                                                                          -----------
                                         Total Energy                                     $   572,895
                                                                                          -----------
                                         Capital Goods - 0.5%
                                         Electrical Components & Equipment - 0.5%
     2,000                               General Cable Corp., 5.75%, 11/24/13             $   426,750
                                                                                          -----------
                                         Total Capital Goods                              $   426,750
                                                                                          -----------
                                         Automobiles & Components - 0.3%
                                         Tires & Rubber - 0.3%
     4,050                               Goodyear Tire & Rubber Co., 5.875%, 4/1/14       $   225,261
                                                                                          -----------
                                         Total Automobiles & Components                   $   225,261
                                                                                          -----------
                                         Consumer Services - 0.0%
                                         Hotels, Resorts & Cruise Lines - 0.0%
       500                               Perseus Holding Corp.*                           $    18,750
                                                                                          -----------
                                         Total Consumer Services                          $    18,750
                                                                                          -----------
                                         Health Care Equipment & Services - 0.9%
                                         Health Care Supplies - 0.9%
     2,767                               Alere, Inc., 3.0%, 12/31/49*                     $   771,993
                                                                                          -----------
                                         Total Health Care Equipment & Services           $   771,993
                                                                                          -----------
                                         Diversified Financials - 0.4%
                                         Diversified Financial Services - 0.4%
     7,000                               2009 Dole Food Automatic Common Exchange
                                         Security Trust*                                  $    94,640
     8,000                               GMAC Capital Trust I*                                204,800
                                                                                          -----------
                                                                                          $   299,440
                                                                                            -----------
                                         Total Diversified Financials                     $   299,440
                                                                                          -----------


8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
              Floating     Moody's
   Shares     Rate (d)     Ratings                                                               Value
                                       Real Estate - 2.2%
                                       Real Estate Operating Companies - 2.2%
   26,900                              Forest City Enterprises, Inc., 7.0%, 12/31/49       $ 1,829,092
                                                                                           -----------
                                       Total Real Estate                                   $ 1,829,092
                                                                                           -----------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $3,849,165)                                   $ 4,144,181
                                                                                           -----------
                                       COMMON STOCKS - 15.0%
                                       Energy - 0.9%
                                       Integrated Oil & Gas - 0.3%
    5,400                              Marathon Oil Corp.                                  $   284,472
                                                                                           -----------
                                       Oil & Gas Drilling - 0.4%
   38,220                              Hercules Offshore, Inc.*                            $   210,592
    1,700                              Transocean, Ltd.                                        109,752
                                                                                           -----------
                                                                                           $   320,344
                                                                                           -----------
                                       Oil & Gas Exploration & Production - 0.2%
   17,537                              SandRidge Energy, Inc.*                             $   186,944
                                                                                           -----------
                                       Total Energy                                        $   791,760
                                                                                           -----------
                                       Materials - 4.0%
                                       Commodity Chemicals - 0.9%
   30,671                              Georgia Gulf Corp.*                                 $   740,398
                                                                                           -----------
                                       Construction Materials - 0.2%
    4,812                              Texas Industries, Inc. (b)                          $   200,324
                                                                                           -----------
                                       Diversified Chemical - 1.4%
    2,362                              FMC Corp.                                           $   203,179
   26,416                              LyondellBasell Industries NV                          1,017,544
                                                                                           -----------
                                                                                           $ 1,220,723
                                                                                           -----------
                                       Diversified Metals & Mining - 1.3%
  168,152                              Blaze Recycling & Metals LLC (e)                    $   116,025
   14,958                              Freeport-McMoRan Copper & Gold, Inc. (Class B)          791,278
   88,500                              Polymet Mining Corp.*                                   145,140
                                                                                           -----------
                                                                                           $ 1,052,443
                                                                                           -----------
                                       Metal & Glass Containers - 0.1%
    3,300                              Owens-Illinois, Inc.*                               $    85,173
                                                                                           -----------
                                       Steel - 0.1%
    6,101                              KNIA Holdings, Inc.*(e)                             $    42,645
                                                                                           -----------
                                       Total Materials                                     $ 3,341,706
                                                                                           -----------
                                       Capital Goods - 4.1%
                                       Aerospace & Defense - 2.0%
   13,629                              BE Aerospace, Inc.*                                 $   556,199
   13,178                              DigitalGlobe, Inc.*                                     334,853
    6,962                              Geoeye, Inc.*                                           260,379
    5,645                              ITT Corp.                                               332,660
   13,490                              Orbital Sciences Corp.*                                 227,307
                                                                                           -----------
                                                                                           $ 1,711,398
                                                                                           -----------
                                       Building Products - 0.2%
    4,752                              Lennox International, Inc.                          $   204,669
                                                                                           -----------


  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

                          S&P/
             Floating     Moody's
  Shares     Rate (d)     Ratings                                                        Value
                                      Construction & Farm Machinery & Heavy Trucks - 0.3%
  15,596                              Commercial Vehicle Group, Inc.*              $   221,307
                                                                                   -----------
                                      Electrical Components & Equipment - 1.0%
   6,750                              Cooper Industries Plc                        $   402,773
  10,000                              General Cable Corp.*                             425,800
                                                                                   -----------
                                                                                   $   828,573
                                                                                   -----------
                                      Industrial Machinery - 0.6%
   5,626                              ESCO Technologies, Inc.                      $   207,037
   6,992                              Kennametal, Inc.                                 295,132
                                                                                   -----------
                                                                                   $   502,169
                                                                                   -----------
                                      Total Capital Goods                          $ 3,468,116
                                                                                   -----------
                                      Consumer Services - 0.8%
                                      Casinos & Gaming - 0.1%
   2,490                              WMS Industries, Inc.*                        $    76,493
                                                                                   -----------
                                      Restaurants - 0.4%
   8,321                              Starbucks Corp.                              $   328,596
                                                                                   -----------
                                      Specialized Consumer Services - 0.3%
  21,328                              Service Corp. International                  $   249,111
                                                                                   -----------
                                      Total Consumer Services                      $   654,200
                                                                                   -----------
                                      Food, Beverage & Tobacco - 0.1%
                                      Tobacco - 0.1%
  36,185                              Alliance One International, Inc.*            $   116,878
                                                                                   -----------
                                      Total Food, Beverage & Tobacco               $   116,878
                                                                                   -----------
                                      Health Care Equipment & Services - 0.7%
                                      Health Care Supplies - 0.1%
   2,700                              Alere, Inc.*(b)                              $    98,874
                                                                                   -----------
                                      Managed Health Care - 0.6%
   4,900                              CIGNA Corp.                                  $   252,007
   4,440                              United Healthcare Group, Inc.                    229,015
                                                                                   -----------
                                                                                   $   481,022
                                                                                   -----------
                                      Total Health Care Equipment & Services       $   579,896
                                                                                   -----------
                                      Pharmaceuticals & Biotechnology - 1.7%
                                      Life Sciences Tools & Services - 1.7%
   3,615                              Bio-Rad Laboratories, Inc.*                  $   431,486
   8,630                              Thermo Fisher Scientific, Inc.*                  555,686
   4,815                              Waters Corp.*                                    460,988
                                                                                   -----------
                                                                                   $ 1,448,160
                                                                                   -----------
                                      Total Pharmaceuticals & Biotechnology        $ 1,448,160
                                                                                   -----------
                                      Diversified Financials - 0.2%
                                      Asset Management & Custody Banks - 0.1%
   1,679                              Legg Mason, Inc.                             $    55,004
                                                                                   -----------
                                      Specialized Finance - 0.1%
     350                              CME Group, Inc.                              $   102,057
                                                                                   -----------
                                      Total Diversified Financials                 $   157,061
                                                                                   -----------


10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          S&P/
               Floating   Moody's
  Shares       Rate (d)   Ratings                                                             Value
                                      Real Estate - 0.1%
                                      Mortgage Real Estate Investment Trusts - 0.1%
   4,724                              Annaly Capital Management, Inc.                   $    85,221
                                                                                        -----------
                                      Total Real Estate                                 $    85,221
                                                                                        -----------
                                      Software & Services - 0.4%
                                      Application Software - 0.4%
   6,800                              Blackboard, Inc.*(b)                              $   295,052
                                                                                        -----------
                                      Data Processing & Outsourced Services - 0.0%
     952                              Perseus Holding Corp.*(e)                         $        --
                                                                                        -----------
                                      Total Software & Services                         $   295,052
                                                                                        -----------
                                      Technology Hardware & Equipment - 1.0%
                                      Communications Equipment - 0.1%
   3,480                              Research In Motion Ltd.*                          $   100,398
                                                                                        -----------
                                      Electronic Equipment & Instruments - 0.3%
   5,993                              Itron, Inc.*                                      $   288,623
                                                                                        -----------
                                      Electronic Manufacturing Services - 0.4%
   8,200                              TE Connectivity, Ltd.                             $   301,432
                                                                                        -----------
                                      Technology Distributors - 0.2%
  10,600                              Ingram Micro, Inc.*                               $   192,284
                                                                                        -----------
                                      Total Technology Hardware & Equipment             $   882,737
                                                                                        -----------
                                      Semiconductors - 0.4%
  42,000                              PMC - Sierra, Inc.*                               $   317,940
                                                                                        -----------
                                      Total Semiconductors                              $   317,940
                                                                                        -----------
                                      Telecommunication Services - 0.4%
                                      Integrated Telecommunication Services - 0.4%
  25,476                              Windstream Corp.                                  $   330,169
                                                                                        -----------
                                      Total Telecommunication Services                  $   330,169
                                                                                        -----------
                                      Utilities - 0.2%
                                      Multi-Utilities - 0.2%
  10,627                              CMS Energy Corp.                                  $   209,246
                                                                                        -----------
                                      Total Utilities                                   $   209,246
                                                                                        -----------
                                      TOTAL COMMON STOCKS
                                      (Cost $8,655,057)                                 $12,678,142
                                                                                        -----------

 Principal
Amount ($)
                                      ASSET BACKED SECURITIES - 0.2%
                                      Materials - 0.0%
                                      Precious Metals & Minerals - 0.0%
    24,291                BBB/NR      Mid-State Trust, 7.0%, 12/15/45                   $    24,169
                                                                                        -----------
                                      Total Materials                                   $    24,169
                                                                                        -----------
                                      Banks - 0.0%
                                      Thrifts & Mortgage Finance - 0.0%
    80,000     0.68       CCC/B2      Bear Stearns Asset Backed Securities, Inc.,
                                      Floating Rate Note, 1/25/47                       $    31,803
                                                                                        -----------
                                      Total Banks                                       $    31,803
                                                                                        -----------


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                 Value
                                          Diversified Financials - 0.2%
                                          Specialized Finance - 0.2%
   150,000                  BBB-/Baa3     Dominos Pizza Master Issuer, 5.261%, 4/25/37        $   151,875
                                                                                              -----------
                                          Total Diversified Financials                        $   151,875
                                                                                              -----------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $214,756)                                     $   207,847
                                                                                              -----------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
                                          Materials - 0.6%
                                          Forest Products - 0.6%
   450,000                  BB/B1         T STAR 2006-1 F, 7.5296%, 10/15/36 (144A)           $   478,779
                                                                                              -----------
                                          Total Materials                                     $   478,779
                                                                                              -----------
                                          Diversified Financials - 0.0%
                                          Diversified Financial Services - 0.0%
    32,140                  AAA/NR        Residential Accredit, 6.0%, 10/25/34                $    32,615
                                                                                              -----------
                                          Total Diversified Financials                        $    32,615
                                                                                              -----------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $486,508)                                     $   511,394
                                                                                              -----------
                                          CORPORATE BONDS - 47.1%
                                          Energy - 7.8%
                                          Coal & Consumable Fuels - 0.6%
   170,000                  BB/Ba3        Alpha Natural Resources, 6.0%, 6/1/19               $   169,575
   350,000                  B-/Caa1       Xinergy Corp., 9.25%, 5/15/19                           353,500
                                                                                              -----------
                                                                                              $   523,075
                                                                                              -----------
                                          Oil & Gas Drilling - 0.6%
   475,000                  B-/B3         Offshore Group Investments, 11.5%, 8/1/15           $   516,563
                                                                                              -----------
                                          Oil & Gas Equipment & Services - 1.0%
   201,000                  B+/B1         American Petroleum Tankers LLC, 10.25%, 5/1/15      $   210,045
   415,000                  B-/B2         Expro Finance Luxembourg SCA, 8.5%, 12/15/16            400,475
   225,000                  BB-/B1        Key Energy Services, Inc., 6.75%, 3/1/21                225,000
                                                                                              -----------
                                                                                              $   835,520
                                                                                              -----------
                                          Oil & Gas Exploration & Production - 3.2%
    70,000                  B-/Caa1       Chaparral Energy, Inc., 8.25%, 9/1/21               $    70,525
   110,000                  B/B2          Comstock Resources, Inc., 7.75%, 4/1/19                 110,825
   110,000                  B-/Caa1       Energy Partners, Ltd., 8.25%, 2/15/18                   103,950
   225,000                  B-/B3         EV Energy Partners LP, 8.0%, 4/15/19                    225,844
   535,000                  BB-/B2        Hilcorp Energy, 7.75%, 11/1/15 (144A)                   551,050
   600,000                  B/B2          Linn Energy LLC, 8.625%, 4/15/20 (144A)                 651,000
   190,000                  BB-/B2        Penn Virginia Corp., 7.25%, 4/15/19                     183,825
   245,000                  B-/B3         Quicksilver Resources, Inc., 7.125%, 4/1/16             241,325
   425,000                  B/B2          Quicksilver Resources, Inc., 8.25%, 8/1/15              447,844
   110,000                  B/Caa1        Venoco, Inc., 8.875%, 2/15/19                           110,000
                                                                                              -----------
                                                                                              $ 2,696,188
                                                                                              -----------
                                          Oil & Gas Refining & Marketing - 1.8%
   870,000                  B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15             $   870,000
   630,000                  BB+/Ba1       Tesoro Corp., 6.5%, 6/1/17                              642,600
                                                                                              -----------
                                                                                              $ 1,512,600
                                                                                              -----------


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                            Value
                                          Oil & Gas Storage & Transportation - 0.6%
   100,000                  B+/B1         Copano Energy LLC, 7.125%, 4/1/21                              $    98,750
   405,000                  BB/Ba1        Enterprise Products Operating, 7.0%, 6/1/67                        403,988
                                                                                                         -----------
                                                                                                         $   502,738
                                                                                                         -----------
                                          Total Energy                                                   $ 6,586,684
                                                                                                         -----------
                                          Materials - 9.0%
                                          Aluminum - 1.3%
   373,988     6.83         B/B2          Noranda Aluminum Acquisition, Floating Rate Note, 5/15/15      $   354,354
   710,000                  B/B2          Novelis, Inc., 8.75%, 12/15/20                                     766,800
                                                                                                         -----------
                                                                                                         $ 1,121,154
                                                                                                         -----------
                                          Commodity Chemicals - 0.8%
   450,000                  CCC+/B3       Hexion US Finance Corp., 8.875%, 2/1/18 (144A)                 $   468,000
   200,000                  NR/B1         Rain CII Carbon LLC, 8.0%, 12/1/18                                 213,000
                                                                                                         -----------
                                                                                                         $   681,000
                                                                                                         -----------
                                          Construction Materials - 0.7%
   220,000                  CCC+/B3       AGY Holding Corp., 11.0%, 11/15/14                             $   211,200
   375,000                  B/Caa2        Texas Industries, Inc., 9.25%, 8/15/20                             362,813
                                                                                                         -----------
                                                                                                         $   574,013
                                                                                                         -----------
                                          Diversified Chemical - 0.3%
   225,000                  B/B1          Ineos Finance Plc, 9.0%, 5/15/15 (144A)                        $   236,250
                                                                                                         -----------
                                          Diversified Metals & Mining - 0.3%
   250,000                  B-/B3         Midwest Vanadium Pty, Ltd., 11.5%, 2/15/18                     $   249,375
                                                                                                         -----------
                                          Forest Products - 0.3%
   235,000                  B-/B3         Millar Western Forest, 8.5%, 4/1/21                            $   211,500
                                                                                                         -----------
                                          Metal & Glass Containers - 1.2%
   275,000                  CCC+/B3       BWAY Holding Co., 10.0%, 6/15/18                               $   300,094
   765,000                  BB-/B1        Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                    749,700
                                                                                                         -----------
                                                                                                         $ 1,049,794
                                                                                                         -----------
                                          Paper Packaging - 0.7%
   367,000                  B+/B2         Graphic Packaging Co., 9.5%, 8/15/13                           $   370,670
   285,000                  B/B3          Packaging Dynamics Corp., 8.75%, 2/1/16                            289,275
                                                                                                         -----------
                                                                                                         $   659,945
                                                                                                         -----------
                                          Paper Products - 0.1%
   100,000                  BB/Ba2        Sappi Papier Holding GmbH, 6.625%, 4/15/21                     $    97,250
                                                                                                         -----------
                                          Specialty Chemicals - 2.1%
 1,765,000                  BB-/Ba2       Nova Chemicals Corp., 7.875%, 9/15/25                          $ 1,769,413
                                                                                                         -----------
                                          Steel - 1.2%
   755,000                  CCC+/Caa2     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)               $   702,150
   150,000                  BB/B1         APERAM, 7.75%, 4/1/18                                              151,125
   130,000                  B/B3          JMC Steel Group, 8.25%, 3/15/18                                    131,950
                                                                                                         -----------
                                                                                                         $   985,225
                                                                                                         -----------
                                          Total Materials                                                $ 7,634,919
                                                                                                         -----------


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

                             S&P/
 Principal   Floating       Moody's
Amount ($)   Rate (d)       Ratings                                                                     Value
                                          Capital Goods - 5.7%
                                          Aerospace & Defense - 1.4%
   200,000                  B/B3          ADS Tactical, Inc., 11.0%, 4/1/18                       $   211,000
   483,000                  B-/B2         DynCorp International, 10.375%, 7/1/17                      495,075
   440,000                  BB-/Ba3       GeoEye, Inc., 9.625%, 10/1/15                               497,200
                                                                                                  -----------
                                                                                                  $ 1,203,275
                                                                                                  -----------
                                          Building Products - 0.1%
   120,000                  BB+/Ba3       Building Materials Corp. of America, 6.75%, 5/1/21      $   120,600
                                                                                                  -----------
                                          Construction & Engineering - 0.4%
   345,000                  B-/Caa1       New Enterprise Stone & Lime Co., 11.0%, 9/1/18          $   319,125
                                                                                                  -----------
                                          Electrical Components & Equipment - 1.6%
   700,000                  BB/Ba2        Anixter International Corp., 5.95%, 3/1/15              $   707,000
   350,000                  B/B3          Coleman Cable, Inc., 9.0%, 2/15/18                          365,750
   235,000                  B+/Ba3        General Cable Corp., 7.125%, 4/1/17                         240,288
                                                                                                  -----------
                                                                                                  $ 1,313,038
                                                                                                  -----------
                                          Industrial Conglomerates - 0.2%
   150,000                  CCC+/B3       Park-Ohio Industries, Inc., 8.125%, 4/1/21              $   150,000
                                                                                                  -----------
                                          Industrial Machinery - 0.6%
   560,000                  CCC+/B3       Mueller Water Products, 7.375%, 6/1/17                  $   526,400
                                                                                                  -----------
                                          Trading Companies & Distributors - 1.4%
 1,200,000                  B/B1          Wesco Distribution, Inc., 7.5%, 10/15/17                $ 1,218,000
                                                                                                  -----------
                                          Total Capital Goods                                     $ 4,850,438
                                                                                                  -----------
                                          Commercial Services & Supplies - 0.2%
                                          Human Resource & Employment Services - 0.2%
   200,000                  B-/Caa1       CDRT Merger Sub, Inc., 8.125%, 6/1/19                   $   200,000
                                                                                                  -----------
                                          Total Commercial Services & Supplies                    $   200,000
                                                                                                  -----------
                                          Transportation - 0.3%
                                          Air Freight & Couriers - 0.3%
   210,000                  CCC+/Caa1     CEVA Group Plc, 11.625%, 10/1/16                        $   228,375
                                                                                                  -----------
                                          Total Transportation                                    $   228,375
                                                                                                  -----------
                                          Automobiles & Components - 0.6%
                                          Auto Parts & Equipment - 0.2%
   200,000                  CCC+/Caa1     Allison Transmission, Inc., 7.125%, 5/15/19             $   194,500
                                                                                                  -----------
                                          Automobile Manufacturers - 0.4%
   115,000                  B/B2          Chrysler Group LLC, 8.0%, 6/15/19                       $   112,988
   230,000                  B/B2          Chrysler Group LLC, 8.25%, 6/15/21 (b)                      225,400
                                                                                                  -----------
                                                                                                  $   338,388
                                                                                                  -----------
                                          Total Automobiles & Components                          $   532,888
                                                                                                  -----------
                                          Consumer Durables & Apparel - 2.3%
                                          Homebuilding - 0.4%
   365,000                  CCC/Caa2      Beazer Homes USA, Inc., 9.125%, 6/15/18                 $   314,813
                                                                                                  -----------


14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                    Value
                                          Housewares & Specialties - 1.9%
   225,000                  B-/Caa1       Reynolds Group Holdings, Ltd., 8.25%, 2/15/21          $   210,375
   350,000                  B-/Caa1       Reynolds Group Issuer, Inc., 8.5%, 5/15/18 (144A)          343,875
   785,000                  CCC+/B3       Yankee Acquisition Corp., 9.75%, 2/15/17                   826,213
   225,000                  CCC+/Caa1     YCC Holdings LLC, 10.25%, 2/15/16                          225,563
                                                                                                 -----------
                                                                                                 $ 1,606,026
                                                                                                 -----------
                                          Total Consumer Durables & Apparel                      $ 1,920,839
                                                                                                 -----------
                                          Consumer Services - 0.6%
                                          Casinos & Gaming - 0.1%
 1,335,000                  NR/WR         Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A)       $   120,150
                                                                                                 -----------
                                          Education Services - 0.2%
   130,000                  B/B2          Cambium Learning Group, Inc., 9.75%, 2/15/17           $   128,700
                                                                                                 -----------
                                          Restaurants - 0.3%
   480,000                  CCC+/Caa1     Burger King Capital, 0.0%, 4/15/19                     $   277,200
                                                                                                 -----------
                                          Total Consumer Services                                $   526,050
                                                                                                 -----------
                                          Media - 3.6%
                                          Advertising - 0.8%
   570,000                  B+/Ba3        Interpublic Group of Cos., 10.0%, 7/15/17              $   674,025
                                                                                                 -----------
                                          Broadcasting - 2.6%
   500,000                  BB-/B1        CCO Holdings LLC, 6.5%, 4/30/21                        $   493,125
   200,000                  CCC+/B3       Cumulus Media, Inc., 7.75%, 5/1/19                         193,000
   315,000                  NR/WR         Hughes Network Systems LLC, 9.5%, 4/15/14                  322,875
    45,000                  B/B1          Hughes Network Systems LLC, 9.5%, 4/15/14                   46,125
   340,000                  CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)               365,500
   223,653                  CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17                      240,427
   160,000                  B-/Caa1       Telesat Canada, 11.0%, 11/1/15                             175,000
   275,000                  B-/Caa1       Telesat Canada, 12.5%, 11/1/17                             330,000
                                                                                                 -----------
                                                                                                 $ 2,166,052
                                                                                                 -----------
                                          Movies & Entertainment - 0.2%
   150,000                  B-/B3         Production Resource Group, Inc., 8.875%, 5/1/19        $   148,875
    65,000                  B-/B3         Regal Entertainment Group, 9.125%, 8/15/18                  67,275
                                                                                                 -----------
                                                                                                 $   216,150
                                                                                                 -----------
                                          Total Media                                            $ 3,056,227
                                                                                                 -----------
                                          Retailing - 0.8%
                                          Apparel Retail - 0.2%
   200,000                  B+/B3         Brown Shoe Co, Inc., 7.125%, 5/15/19                   $   191,000
                                                                                                 -----------
                                          Internet Retail - 0.6%
   455,000                  B/B3          Ticketmaster, 10.75%, 8/1/16                           $   495,950
                                                                                                 -----------
                                          Total Retailing                                        $   686,950
                                                                                                 -----------
                                          Food, Beverage & Tobacco - 1.2%
                                          Packaged Foods & Meats - 0.3%
   310,000                  BB-/Caa1      Pilgrim's Pride Corp., 7.875%, 12/15/18 (b)            $   286,750
                                                                                                 -----------
                                          Tobacco - 0.9%
   770,000                  B/B2          Alliance One International, Inc., 10.0%, 7/15/16       $   743,050
                                                                                                 -----------
                                          Total Food, Beverage & Tobacco                         $ 1,029,800
                                                                                                 -----------


  The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                       Value
                                          Health Care Equipment & Services - 2.1%
                                          Health Care Facilities - 0.3%
   125,000                  B-/B3         Vanguard Health Holding Co. II LLC, 7.75%, 2/1/19         $   126,563
   275,000                  CCC+/Caa1     Vanguard Health Systems, Inc., 0.0%, 2/1/16                   181,156
                                                                                                    -----------
                                                                                                    $   307,719
                                                                                                    -----------
                                          Health Care Services - 1.8%
   200,000                  B-/Caa1       BioScrip, Inc., 10.25%, 10/1/15                           $   208,750
   325,000                  B-/B2         Gentiva Health Services, Inc., 11.5%, 9/1/18                  342,875
   410,000                  CCC+/Caa1     Surgical Care Affiliates, 10.0%, 7/15/17 (144A)               423,325
   518,225                  CCC+/B3       Surgical Care Affiliates, 8.875%, 7/15/15 (144A) PIK          532,476
                                                                                                    -----------
                                                                                                    $ 1,507,426
                                                                                                    -----------
                                          Total Health Care Equipment & Services                    $ 1,815,145
                                                                                                    -----------
                                          Pharmaceuticals & Biotechnology - 0.8%
                                          Biotechnology - 0.5%
   393,000                  B+/B3         Lantheus Medical Imaging, Inc., 9.75%, 5/15/17            $   402,825
                                                                                                    -----------
                                          Life Sciences Tools & Services - 0.3%
   220,762                  B/Caa1        Catalent Pharma Solutions, 9.5%, 4/15/17 (144A)           $   220,762
                                                                                                    -----------
                                          Total Pharmaceuticals & Biotechnology                     $   623,587
                                                                                                    -----------
                                          Diversified Financials - 0.7%
                                          Specialized Finance - 0.7%
   195,000                  B+/B2         Dollar Financial Corp., 10.375%, 12/15/16 (144A)          $   214,013
   360,000     7.68         CCC-/Caa2     NCO Group, Inc., Floating Rate Note, 11/15/13                 318,600
                                                                                                    -----------
                                                                                                    $   532,613
                                                                                                    -----------
                                          Total Diversified Financials                              $   532,613
                                                                                                    -----------
                                          Insurance - 2.4%
                                          Insurance Brokers - 1.4%
   630,000                  CCC/Caa1      Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)              $   666,225
   390,000                  CCC+/Caa1     Hub International Holdings, 10.25%, 6/15/15 (144A)            396,825
   150,000     6.68         CCC/B3        USI Holdings Corp., Floating Rate Note, 11/15/14              139,500
                                                                                                    -----------
                                                                                                    $ 1,202,550
                                                                                                    -----------
                                          Multi-Line Insurance - 0.7%
   625,000                  BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                $   597,191
                                                                                                    -----------
                                          Reinsurance - 0.3%
   250,000     0.58         BB+/A2        Foundation Re III, Ltd., Floating Rate Note, 2/3/14       $   244,450
                                                                                                    -----------
                                          Total Insurance                                           $ 2,044,191
                                                                                                    -----------
                                          Real Estate - 1.0%
                                          Diversified Real Estate Investment Trusts - 0.4%
   375,000                  BB-/Ba3       CNL Income Properties, Inc., 7.25%, 4/15/19               $   339,375
                                                                                                    -----------
                                          Real Estate Operating Companies - 0.6%
   410,000                  B-/B3         Forest City Enterprises, 6.5%, 2/1/17                     $   389,500
    60,000                  B-/B3         Forest City Enterprises, 7.625%, 6/1/15                        58,800
                                                                                                    -----------
                                                                                                    $   448,300
                                                                                                    -----------
                                          Total Real Estate                                         $   787,675
                                                                                                    -----------


16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                       Value
                                        Software & Services - 1.0%
                                        Application Software - 0.4%
   327,000                  B/B3        Allen Systems Group, Inc., 10.5%, 11/15/16                  $   328,635
                                                                                                    -----------
                                        Data Processing & Outsourced Services - 0.2%
    89,000                  B-/Caa1     First Data Corp., 12.625%, 1/15/21                          $    95,230
    89,000                  B-/Caa1     First Data Corp., 8.25%, 1/15/21                                 87,220
    21,000                  B-/Caa1     First Data Corp., 9.875%, 9/24/15                                21,578
                                                                                                    -----------
                                                                                                    $   204,028
                                                                                                    -----------
                                        Systems Software - 0.4%
   349,973                  NR/NR       Pegasus Solutions, Inc., 13.0%, 4/15/14                     $   335,974
                                                                                                    -----------
                                        Total Software & Services                                   $   868,637
                                                                                                    -----------
                                        Technology Hardware & Equipment - 0.6%
                                        Computer Storage & Peripherals - 0.5%
   400,000                  BB+/Ba1     Seagate HDD Cayman, 7.0%, 11/1/21                           $   400,000
                                                                                                    -----------
                                        Electronic Components - 0.1%
    70,000                  BB+/NR      Vishay Intertechnology, Inc., 2.25%, 5/15/41                $    65,713
                                                                                                    -----------
                                        Total Technology Hardware & Equipment                       $   465,713
                                                                                                    -----------
                                        Telecommunication Services - 4.7%
                                        Alternative Carriers - 1.1%
   425,000                  B/Ba3       PAETEC Holdings, 8.875%, 6/30/17 (144A)                     $   446,250
   445,000                  B/B2        Global Crossing, Ltd., 12.0%, 9/15/15                           518,425
                                                                                                    -----------
                                                                                                    $   964,675
                                                                                                    -----------
                                        Integrated Telecommunication Services - 2.7%
   980,000                  B/B2        Cincinnati Bell, Inc., 8.375%, 10/15/20                     $   977,540
   731,000                  BB/Ba2      Frontier Communications Corp., 8.75%, 4/15/22                   796,790
   500,000                  B+/Ba3      Windstream Corp., 7.75%, 10/15/20                               523,750
                                                                                                    -----------
                                                                                                    $ 2,298,080
                                                                                                    -----------
                                        Wireless Telecommunication Services - 0.9%
   500,000                  B-/B3       Cricket Communications, Inc., 7.75%, 10/15/20 (b)           $   490,000
   225,000                  B/B3        Intelsat Jackson Holdings SA, 7.25%, 4/1/19                     223,313
                                                                                                    -----------
                                                                                                    $   713,313
                                                                                                    -----------
                                        Total Telecommunication Services                            $ 3,976,068
                                                                                                    -----------
                                        Utilities - 1.7%
                                        Electric Utilities - 0.4%
   450,000                  CC/Caa3     Texas Competitive Electric Holdings, 15.0%, 4/1/21 (b)      $   369,000
                                                                                                    -----------
                                        Independent Power Producer & Energy Traders - 1.3%
   565,000                  BB-/Ba3     Intergen NV, 9.0%, 6/30/17                                  $   597,488
   475,000                  BB-/B1      NRG Energy, Inc., 7.625%, 5/15/19                               472,625
                                                                                                    -----------
                                                                                                    $ 1,070,113
                                                                                                    -----------
                                        Total Utilities                                             $ 1,439,113
                                                                                                    -----------
                                        TOTAL CORPORATE BONDS
                                        (Cost $39,638,539)                                          $39,805,912
                                                                                                    -----------


  The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                Value
                                          MUNICIPAL BONDS - 2.6%
                                          Municipal Airport - 0.7%
  100,000                   NR/NR         Greater Orlando Aviation Authority, 6.5%, 11/15/36                 $    94,228
  240,000                   CCC+/B3       Houston Texas Airport Revenue, 6.75%, 7/1/29                           238,322
  250,000                   B/B3          New Jersey Economic Development Authority, 6.25%, 9/15/29              235,235
                                                                                                             -----------
                                                                                                             $   567,785
                                                                                                             -----------
                                          Municipal Development - 0.9%
  115,000                   CCC+/NR       Alliance Airport Authority Texas, 5.25%, 12/1/29                   $    75,882
  865,000                   CCC+/NR       Alliance Airport Authority Texas, 5.75%, 12/1/29                       607,126
  125,000                   CCC+/Caa2     Dallas-Fort Worth Texas International Airport Revenue, 6.375%,
                                          5/1/35                                                                  92,323
                                                                                                             -----------
                                                                                                             $   775,331
                                                                                                             -----------
                                          Municipal Environment - 0.0%
  100,000        7.30       NR/NR         Ohio Air Quality Development, Floating Rate Note, 6/8/22 (e)       $    10,470
                                                                                                             -----------
                                          Municipal General - 0.1%
  100,000                   BB-/B1        Illinois Finance Authority, 6.5%, 10/15/40                         $   102,701
                                                                                                             -----------
                                          Municipal Pollution - 0.9%
  150,000                   NR/Ba2        County of Jasper Indiana, 5.625%, 12/1/27                          $   141,923
  140,000                   B/Caa2        Ohio State Pollution Control Revenue, 5.6%, 8/1/32                     112,032
  135,000                   B/Caa2        Ohio State Pollution Control Revenue, 5.65%, 3/1/33                    109,064
  250,000                   B+/B1         Port of Bay City Authority, 6.5%, 5/1/26                               246,933
  125,000                   NR/Ba2        State of Oregon, 5.7%, 12/1/25                                         119,665
                                                                                                             -----------
                                                                                                             $   729,617
                                                                                                             -----------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $2,166,317)                                                  $ 2,185,904
                                                                                                             -----------
                                          SENIOR FLOATING RATE LOAN INTERESTS - 5.2%**
                                          Materials - 0.4%
                                          Steel - 0.4%
  357,209       10.50       NR/NR         Niagara Corp., New Term Loan, 6/29/14                              $   351,851
                                                                                                             -----------
                                          Total Materials                                                    $   351,851
                                                                                                             -----------
                                          Automobiles & Components - 0.6%
                                          Automobile Manufacturers - 0.3%
  290,000        6.00       NR/NR         Chrysler Group LLC, Tranche B Term Loan, 4/28/17                   $   283,233
                                                                                                             -----------
                                          Tires & Rubber - 0.3%
  245,000        1.94       BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14            $   236,512
                                                                                                             -----------
                                          Total Automobiles & Components                                     $   519,745
                                                                                                             -----------
                                          Media - 0.4%
                                          Cable & Satellite - 0.4%
  353,162        6.69       CCC/B2        WideOpenWest LLC, Series A New Term Loan, 6/18/14                  $   354,707
                                                                                                             -----------
                                          Total Media                                                        $   354,707
                                                                                                             -----------
                                          Food, Beverage & Tobacco - 0.6%
                                          Packaged Foods & Meats - 0.6%
  496,250        7.00       NR/NR         Pierre Foods, Inc., 1st Lien Term Loan, 9/30/16                    $   500,489
                                                                                                             -----------
                                          Total Food, Beverage & Tobacco                                     $   500,489
                                                                                                             -----------


18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                                 Value
                                         Health Care Equipment & Services - 1.4%
                                         Health Care Services - 0.9%
   392,500     4.75         BB-/Ba2      Gentiva Health Services, Inc., Term B1 Loan, 2/22/16                 $   390,832
   127,855     8.50         B/B1         NAMM Holdings, Inc., Term Loan, 4/1/14                                   128,334
   241,667     7.50         B+/Ba2       Sun HealthCare Group, Term Loan, 10/18/16                                240,911
                                                                                                              -----------
                                                                                                              $   760,077
                                                                                                              -----------
                                         Health Care Technology - 0.3%
   209,980     6.25         NR/NR        Physician Oncology Services, Effective Date Term Loan, 2/10/17       $   208,668
                                                                                                              -----------
                                         Managed Health Care - 0.2%
   127,855     8.50         B/B1         MMM Holdings, Inc., Term Loan, 4/14/15                               $   128,334
                                                                                                              -----------
                                         Total Health Care Equipment & Services                               $ 1,097,079
                                                                                                              -----------
                                         Pharmaceuticals & Biotechnology - 0.2%
                                         Biotechnology - 0.2%
   200,000     6.00         NR/NR        Grifols, Inc., U.S. Tranche B Term Loan, 6/4/16                      $   201,167
                                                                                                              -----------
                                         Total Pharmaceuticals & Biotechnology                                $   201,167
                                                                                                              -----------
                                         Insurance - 0.4%
                                         Insurance Brokers - 0.4%
   270,188     6.75         B/NR         HUB International Holdings, Inc., Additional Term Loan, 6/13/14      $   270,897
    98,250     7.00         B/B2         USI Holdings Corp., Series C New Term Loan, 5/5/14                        98,127
                                                                                                              -----------
                                                                                                              $   369,024
                                                                                                              -----------
                                         Total Insurance                                                      $   369,024
                                                                                                              -----------
                                         Technology Hardware & Equipment - 0.3%
                                         Electronic Components - 0.3%
    20,027     2.44         NR/Ba1       Flextronics Semiconductor, A1A Delayed Draw Term Loan,
                                         10/1/14                                                              $    19,769
   217,394     2.44         NR/Ba1       Flextronics Semiconductor, Closing Date Term Loan, 10/1/14               214,909
                                                                                                              -----------
                                                                                                              $   234,678
                                                                                                              -----------
                                         Total Technology Hardware & Equipment                                $   234,678
                                                                                                              -----------
                                         Semiconductors - 0.3%
                                         Semiconductor Equipment - 0.3%
   250,000     4.25         B+/Ba3       Aeroflex, Inc., Tranche B Term Loan, 4/25/18                         $   249,530
                                                                                                              -----------
                                         Total Semiconductors                                                 $   249,530
                                                                                                              -----------
                                         Telecommunication Services - 0.1%
                                         Wireless Telecommunication Services - 0.1%
   110,000     3.29         B/B3         Intelsat Jackson Holdings, Ltd., Term Loan, 2/1/14                   $   106,219
                                                                                                              -----------
                                         Total Telecommunication Services                                     $   106,219
                                                                                                              -----------
                                         Utilities - 0.5%
                                         Electric Utilities - 0.5%
   478,222     4.73         BBB-/Ba1     Texas Competitive Electric Holdings Co., 2017 Term Loan,
                                         10/10/17                                                             $   373,953
                                                                                                              -----------
                                         Total Utilities                                                      $   373,953
                                                                                                              -----------
                                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                         (Cost $4,268,268)                                                    $ 4,358,442
                                                                                                              -----------


  The accompanying notes are an integral part of these financial statements.  19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

                            S&P/
 Principal     Floating     Moody's
Amount ($)     Rate (d)     Ratings                                                                      Value
                                        TEMPORARY CASH INVESTMENTS - 5.4%
                                        Securities Lending Collateral - 5.4% (c)
                                        Certificates of Deposit:
   137,296                              Bank of America NA, 0.19%, 9/2/11                          $   137,296
   137,296                              Bank of Montreal Chicago, 0.12%, 7/8/11                        137,296
   109,837                              Bank of Nova Scotia, 0.30%, 6/11/12                            109,837
    27,459                              Bank of Nova Scotia, 0.25%, 9/29/12                             27,459
    63,843                              BBVA Group NY, 0.47%, 8/10/11                                   63,843
    76,886                              BBVA Group NY, 0.36%, 7/7/11                                    76,886
    96,107                              BBVA Group NY, 1.19%, 7/26/11                                   96,107
    19,221                              BNP Paribas Bank NY, 0.27%, 8/5/11                              19,221
   137,297                              Canadian Imperial Bank of Commerce NY, 0.20%, 10/3/11          137,297
   109,837                              DnB NOR Bank ASA NY, 0.18%, 8/10/11                            109,837
    68,646                              National Australia Bank NY, 0.29%, 10/19/11                     68,646
   151,050                              RaboBank Netherland NV NY, 0.29%, 4/2/12                       151,050
    82,378                              Royal Bank of Canada NY, 0.32%, 12/2/11                         82,378
    54,918                              SOCGEN NY, 0.28%, 7/11/11                                       54,918
    27,459                              SOCGEN NY, 0.26%, 7/14/11                                       27,459
    41,189                              SOCGEN NY, 0.16%, 7/7/11                                        41,189
   137,296                              Westpac Banking Corp. NY, 0.32%, 12/6/11                       137,296
                                                                                                   -----------
                                                                                                   $ 1,478,015
                                                                                                   -----------
                                        Commercial Paper:
    54,918                              American Honda Finance, 0.34%, 1/11/12                     $    54,918
    82,355                              Australia & New Zealand Banking Group, 0.34%, 9/6/11            82,355
    50,280                              Australia & New Zealand Banking Group, 0.87%, 8/4/11            50,280
    20,591                              BCSFUN, 0.22%, 7/29/11                                          20,591
   137,272                              CBAPP, 0.20%, 8/3/11                                           137,272
    15,114                              General Electric Capital Corp., 0.44%, 11/21/11                 15,114
   124,917                              HSBC, 0.17%, 8/9/11                                            124,917
   123,567                              JPMorgan Chase & Co., 0.30%, 7/17/12                           123,567
   123,454                              NESCAP, 0.25%, 12/20/11                                        123,454
   109,823                              NORDNA, 0.27%, 7/18/11                                         109,823
   109,829                              PARFIN, 0.25%, 7/11/11                                         109,829
    68,648                              Royal Bank of Canada NY, 0.30%, 6/29/12                         68,648
    68,641                              SANCPU, 0.39%, 7/11/11                                          68,641
    68,572                              SANCPU, 0.73%, 9/1/11                                           68,572
    82,335                              Sanofi Aventis, 0.68%, 10/20/11                                 82,335
    96,049                              SEB, 0.30%, 9/12/11                                             96,049
    54,898                              SOCNAM, 0.22%, 9/1/11                                           54,898
   137,296                              Svenska Handelsbanken, 0.29%, 6/29/12                          137,296
   137,296                              Toyota Motor Credit Corp., 0.32%, 9/8/11                       137,296
    58,351                              UXTPP, 0.32%, 7/1/11                                            58,351
    68,638                              VARFUN, 0.32%, 8/4/11                                           68,638
    15,924                              VARFUN, 0.32%, 8/8/11                                           15,924
    38,437                              VARFUN, 0.32%, 8/9/11                                           38,437
    54,932                              Wachovia, 0.41%, 10/15/11                                       54,932
    41,221                              Wachovia, 0.40%, 3/1/12                                         41,221
    27,474                              Wells Fargo & Co., 0.36%, 1/24/12                               27,474
                                                                                                   -----------
                                                                                                   $ 1,970,832
                                                                                                   -----------


20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
  Principal     Floating     Moody's
 Amount ($)     Rate (d)     Ratings                                                          Value
                                         Tri-party Repurchase Agreements:
     13,930                              Barclays Capital Plc, 0.01%, 7/1/11           $     13,930
    137,296                              Deutsche Bank AG, 0.01%, 7/1/11                    137,296
    137,296                              HSBC Bank USA NA, 0.01%, 7/1/11                    137,296
    411,889                              RBS Securities, Inc., 0.02%, 7/1/11                411,889
                                                                                       ------------
                                                                                       $    700,411
                                                                                       ------------
    Shares                               Money Market Mutual Funds:
    219,674                              Dreyfus Preferred Money Market Fund           $    219,674
    219,674                              Fidelity Prime Money Market Fund                   219,674
                                                                                       ------------
                                                                                       $    439,348
                                                                                       ------------
                                         Total Securities Lending Collateral           $  4,588,606
                                                                                       ------------
                                         TOTAL TEMPORARY CASH INVESTMENTS              $  4,588,606
                                                                                       ------------
                                         (Cost $4,588,606)
                                         TOTAL INVESTMENT IN SECURITIES - 103.8%       $ 87,687,640
                                                                                       ------------
                                         (Cost $78,494,622)(a)
                                         OTHER ASSETS AND LIABILITIES - (3.8)%         $ (3,215,690)
                                                                                       ------------
                                         TOTAL NET ASSETS - 100.0%                     $ 84,471,950
                                                                                       ============

*      Non-income producing security.
PIK    Represents a pay-in-kind security.
NR     Not rated by either S&P or Moody's.
WD     Withdrawn rating.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2011, the value of these securities amounted to $7,413,821 or 8.8% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $78,824,876 was as follows:

       Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                                     $ 12,330,240

       Aggregate gross unrealized loss for all investments in which                      (3,467,476)
         there is an excess of tax cost over value                                     ------------

       Net unrealized gain                                                             $  8,862,764
                                                                                       ============

(b)    At June 30, 2011, the following securities were out on loan:

      Principal
     Amount ($)    Security                                                                Value
       745,000     Chesapeake Energy, 2.5%, 5/15/37                                     $   784,113
       225,000     Chrysler Group LLC, 8.25%, 6/15/21                                       220,500
       492,000     Cricket Communications, Inc., 7.75%, 10/15/20                            482,160
       707,000     Hologic, Inc., 2.0%, 12/15/37                                            807,748
       630,000     Horizon Lines, 4.25%, 8/15/12                                            510,300
        99,000     James River Coal Co., 3.125%, 3/15/18                                     98,505
       300,000     Pilgrim's Pride Corp., 7.875%, 12/15/18                                  277,500
       143,000     Steel Dynamics, Inc., 5.125%, 6/15/14                                    170,528
       440,000     Texas Competitive Electric Holdings, 15.0%, 4/1/21                       360,800
       Shares
         1,000     Alere, Inc. *                                                             36,620
         6,700     Blackboard, Inc. *                                                       290,713
         4,712     Texas Industries, Inc.                                                   196,161
                                                                                        -----------
                   Total                                                                $ 4,235,648
                                                                                        ===========

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services) (see Note 1A).


  The accompanying notes are an integral part of these financial statements.  21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                         (continued)
--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $17,391,577 and $28,218,356, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:

                                               Level 1         Level 2        Level 3         Total
   Convertible Corporate Bonds              $        --     $19,207,212      $     --      $19,207,212
   Preferred Stocks                             524,701       3,619,480            --        4,144,181
   Common Stock                              12,519,472              --       158,670       12,678,142
   Asset Backed Securities                           --         207,847            --          207,847
   Collateralized Mortgage Obligations               --         511,394            --          511,394
   Corporate Bonds                                   --      39,805,912            --       39,805,912
   Municipal Bonds                                   --       2,175,434        10,470        2,185,904
   Senior Floating Rate Loan Interests               --       4,358,442            --        4,358,442
   Temporary Cash Investments                        --       4,149,258            --        4,149,258
   Money Market Mutual Funds                    439,348              --            --          439,348
                                            -----------     -----------      --------      -----------
   Total                                    $13,483,521     $74,034,979      $169,140      $87,687,640
                                            ===========     ===========      ========      ===========

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                                     Senior Floating
                                                           Common      Municipal        Rate Loan
                                                           Stocks        Bonds         Obligations
   Balance as of 12/31/10                                 $ 42,645      $10,470        $  361,964
   Realized gain (loss)1                                        --           --                --
   Change in unrealized appreciation (depreciation)2            --           --           (10,113)
   Net purchases (sales)                                        --           --                --
   Transfers in and out of Level 3                         116,025           --          (351,851)
                                                          --------      -------        ----------
   Balance as of 6/30/11                                  $158,670      $10,470        $       --
                                                          ========      =======        ==========

1 Realized gain (loss) on these securities is included in the net realized gain
  (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.


22  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended
                                                           6/30/11     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                         (unaudited)    12/31/10    12/31/09    12/31/08    12/31/07    12/31/06
Class I
Net asset value, beginning of period                       $ 10.64       $  9.53     $  6.46     $ 11.05     $ 11.01     $ 10.88
                                                           -------       -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.29       $  0.59     $  0.61     $  0.67     $  0.61     $  0.59
 Net realized and unrealized gain (loss) on investments       0.28          1.07        3.10       (4.36)       0.04        0.29
                                                           -------       -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations       $  0.57       $  1.66     $  3.71     $ (3.69)    $  0.65     $  0.88
Distributions to shareowners:
 Net investment income                                       (0.28)        (0.55)      (0.64)      (0.67)      (0.60)      (0.60)
 Net realized gain                                              --            --          --       (0.23)      (0.01)      (0.15)
                                                           -------       -------     -------     -------     -------     -------
  Net increase in net asset value                          $  0.29       $  1.11     $  3.07     $ (4.59)    $  0.04     $  0.13
                                                           -------       -------     -------     -------     -------     -------
Net asset value, end of period                             $ 10.93       $ 10.64     $  9.53     $  6.46     $ 11.05     $ 11.01
                                                           =======       =======     =======     =======     =======     =======
Total return*                                                 5.33%        18.04%      60.49%     (35.43)%      5.95%       8.52%
Ratio of net expenses to average net assets+                  0.82%**       0.81%       0.80%       0.83%       0.75%       0.74%
Ratio of net investment income to average net assets+         5.34%**       5.98%       7.58%       7.00%       5.37%       5.51%
Portfolio turnover rate                                         39%**         33%         41%         36%         55%         28%
Net assets, end of period (in thousands)                   $73,352       $71,180     $73,517     $43,923     $74,308     $65,890
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                 0.82%**       0.81%       0.80%       0.83%       0.75%       0.74%
 Net investment income                                        5.34%**       5.98%       7.58%       7.00%       5.37%       5.51%

+      Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended
                                                          6/30/11     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                        (unaudited)    12/31/10    12/31/09    12/31/08    12/31/07    12/31/06
Class II
Net asset value, beginning of period                      $ 10.61       $  9.51     $  6.45     $ 11.04     $ 11.01     $ 10.88
                                                          -------       -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.30       $  0.54     $  0.61     $  0.65     $  0.57     $  0.57
 Net realized and unrealized gain (loss) on investments      0.28          1.08        3.07       (4.36)       0.04        0.28
                                                          -------       -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations      $  0.58       $  1.62     $  3.68     $ (3.71)    $  0.61     $  0.85
Distributions to shareowners:
 Net investment income                                      (0.26)        (0.52)      (0.62)      (0.65)      (0.57)      (0.57)
 Net realized gain                                             --            --          --       (0.23)      (0.01)      (0.15)
                                                          -------       -------     -------     -------     -------     -------
  Net increase (decrease) in net asset value              $  0.32       $  1.10     $  3.06     $ (4.59)    $  0.03     $  0.13
                                                          -------       -------     -------     -------     -------     -------
Net asset value, end of period                            $ 10.93       $ 10.61     $  9.51     $  6.45     $ 11.04     $ 11.01
                                                          =======       =======     =======     =======     =======     =======
Total return*                                                5.50%        17.67%      60.03%     (35.63)%      5.59%       8.25%
Ratio of net expenses to average net assets+                 1.08%**       1.04%       1.05%       1.08%       1.00%       0.99%
Ratio of net investment income to average net assets+        5.09%**       5.67%       7.24%       6.65%       5.12%       5.27%
Portfolio turnover rate                                        39%**         33%         41%         36%         55%         28%
Net assets, end of period (in thousands)                  $11,120       $15,582     $65,631     $33,797     $57,286     $53,196
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                1.08%**       1.04%       1.05%       1.08%       1.00%       0.99%
 Net investment income                                       5.09%**       5.67%       7.24%       6.65%       5.12%       5.27%

+      Ratios assuming no reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


24  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $4,235,648) (cost $78,494,622)       $87,687,640
 Cash                                                                                              844,335
 Receivables --
  Investment securities sold                                                                       371,025
  Portfolio shares sold                                                                             85,023
  Dividends and interest                                                                         1,001,554
 Other                                                                                               1,031
                                                                                               -----------
    Total assets                                                                               $89,990,608
                                                                                               -----------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                                                                 $   883,800
  Upon return of securities loaned                                                               4,588,606
  Unrealized depreciation on unfunded corporate loans                                                  159
 Due to affiliates                                                                                   1,878
 Accrued expenses                                                                                   44,215
                                                                                               -----------
    Total liabilities                                                                          $ 5,518,658
                                                                                               -----------
NET ASSETS:
 Paid-in capital                                                                               $72,238,418
 Undistributed net investment income                                                               489,738
 Accumulated net realized gain on investments                                                    2,550,935
 Net unrealized gain on investments                                                              9,192,859
                                                                                               -----------
    Total net assets                                                                           $84,471,950
                                                                                               ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $73,352,035/6,708,254 shares)                                              $     10.93
                                                                                               ===========
  Class II (based on $11,119,915/1,017,063 shares)                                             $     10.93
                                                                                               ===========


  The accompanying notes are an integral part of these financial statements.  25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $396)                                       $    177,080
 Interest and other income                                                                  2,615,150
 Income from securities loaned, net                                                             4,384
                                                                                         ------------
  Total investment income                                                                                   $  2,796,614
                                                                                                            ------------
EXPENSES:
 Management fees                                                                         $    295,023
 Transfer agent fees
  Class I                                                                                         744
  Class II                                                                                        744
 Distribution fees
  Class II                                                                                     20,242
 Administrative reimbursement                                                                  13,298
 Custodian fees                                                                                 8,340
 Professional fees                                                                             26,017
 Printing expense                                                                              23,985
 Fees and expenses of nonaffiliated trustees                                                    3,371
 Miscellaneous                                                                                  2,401
                                                                                         ------------
  Total expenses                                                                                            $    394,165
                                                                                                            ------------
   Net investment income                                                                                    $  2,402,449
                                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                            $  3,775,579
  Class action                                                                                 10,400
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                             (56)      $  3,785,923
                                                                                         ------------       ------------
 Change in net unrealized gain (loss) on:
  Investments                                                                            $ (1,436,912)
  Unfunded corporate loans                                                                       (159)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                              73       $ (1,436,998)
                                                                                         ------------       ------------
 Net gain on investments                                                                                    $  2,348,925
                                                                                                            ------------
 Net increase in net assets resulting from operations                                                       $  4,751,374
                                                                                                            ============


26  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively

                                                                                       Six Months
                                                                                         Ended
                                                                                        6/30/11          Year Ended
                                                                                      (unaudited)         12/31/10
FROM OPERATIONS:
Net investment income                                                                 $  2,402,449     $   6,401,179
Net realized gain on investments, class action and foreign currency transactions         3,785,923         8,285,369
Change in net unrealized gain (loss) on investments, unfunded loans and foreign
 currency transactions                                                                  (1,436,998)        3,821,106
                                                                                      ------------     -------------
  Net increase in net assets resulting from operations                                $  4,751,374     $  18,507,654
                                                                                      ------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.28 and $0.55 per share, respectively)                                   $ (1,898,950)    $  (4,137,047)
  Class II ($0.26 and $0.52 per share, respectively)                                      (393,262)       (1,879,730)
                                                                                      ------------     -------------
    Total distributions to shareowners                                                $ (2,292,212)    $  (6,016,777)
                                                                                      ------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      $ 20,747,391     $  34,034,120
Reinvestment of distributions                                                            2,292,212         6,016,777
Cost of shares repurchased                                                             (27,788,533)     (104,928,302)
                                                                                      ------------     -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                      $ (4,748,930)    $ (64,877,405)
                                                                                      ------------     -------------
  Net decrease in net assets                                                          $ (2,289,768)    $ (52,386,528)
NET ASSETS:
Beginning of period                                                                     86,761,718       139,148,246
                                                                                      ------------     -------------
End of period                                                                         $ 84,471,950     $  86,761,718
                                                                                      ============     =============
Undistributed net investment income                                                   $    489,738     $     379,501
                                                                                      ============     =============


                                                  '11 Shares        '11 Amount
                                                 (unaudited)        (unaudited)         '10 Shares       '10 Amount
CLASS I
Shares sold                                          967,662      $  10,666,009          1,294,590     $  12,708,238
Reinvestment of distributions                        171,682          1,898,950            421,211         4,137,047
Less shares repurchased                           (1,120,974)       (12,406,855)        (2,737,090)      (27,291,406)
                                                  ----------      -------------         ----------     -------------
  Net increase (decrease)                             18,370      $     158,104         (1,021,289)    $ (10,446,121)
                                                  ==========      =============         ==========     =============
CLASS II
Shares sold                                          909,513      $  10,081,382          2,154,208     $  21,325,882
Reinvestment of distributions                         35,761            393,262            192,448         1,879,730
Less shares repurchased                           (1,397,065)       (15,381,678)        (7,777,436)      (77,636,896)
                                                  ----------      -------------         ----------     -------------
  Net decrease                                      (451,791)     $  (4,907,034)        (5,430,780)    $ (54,431,284)
                                                  ==========      =============         ==========      =============


  The accompanying notes are an integral part of these financial statements.  27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply a price or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.2% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding portfolio or settlement hedges as of June 30, 2011.

D. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                   (continued)
--------------------------------------------------------------------------------

   loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:
   --------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2010
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                    $6,016,777
                                                                     ----------
    Total distributions                                              $6,016,777
                                                                     ==========
  Distributable Earnings:
  Undistributed ordinary income                                      $  633,735
  Capital loss carryforward                                          (1,160,581)
  Unrealized appreciation                                            10,302,994
                                                                     ----------
    Total                                                            $9,776,148
                                                                     ==========
--------------------------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, interest on defaulted bonds and the mark to market on forward contracts.

E. Portfolio Shares and Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

   During the period, the Portfolio recognized gains of $10,400 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion; and 0.60% of the Portfolio's average daily net assets over $1 billion. Prior to January 1, 2010, management fees were calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,570 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $233 in transfer agent fees payable to PIMSS at June 30, 2011.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $75 in distribution fees payable to PFD at June 30, 2011.

5. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)


Pioneer High Yield VCT Portfolio

Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


32
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[LOGO]PIONEER
      Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19622-05-0811


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST


                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios




                                                               SEMIANNUAL REPORT


                                                                   June 30, 2011


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------
Pioneer Ibbotson Asset Allocation Series VCT Portfolios


  Pioneer Ibbotson Moderate Allocation VCT
    Portfolio -- Portfolio and Performance Update       2

  Pioneer Ibbotson Growth Allocation VCT Portfolio
    -- Portfolio and Performance Update                 3

  Comparing Ongoing Portfolio Expenses                  4

  Market Overview and Strategy                          6

  Portfolio Reviews                                     8

  Schedule of Investments                               9

  Financial Statements                                 11

  Notes to Financial Statements                        19

  Trustees, Officers and Service Providers             26




This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for each Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Ibbotson Moderate Allocation VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------

Target Asset Allocations

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity                                     60%
Fixed-Income                               40%

Actual Asset Allocations

Bonds                                      20.7%
-------------------------------------------------
Large Cap Growth Stocks                    13.2
-------------------------------------------------
Short Term Bonds                           12.6
-------------------------------------------------
International Stocks                       12.1
-------------------------------------------------
Large Cap Value Stocks                     12.0
-------------------------------------------------
Mid/Small Cap Growth Stocks                 6.7
-------------------------------------------------
High-Yield Bonds                            6.5
-------------------------------------------------
Mid/Small Cap Value Stocks                  4.6
-------------------------------------------------
Emerging Markets                            4.2
-------------------------------------------------
Cash Equivalents                            3.1
-------------------------------------------------
Real Estate (REITs)                         2.8
-------------------------------------------------
Alternatives/Commodities                    1.5
-------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

-------------------------------------------------------------
 1.  Pioneer Bond Fund Class Y                       13.62%
-------------------------------------------------------------
 2.  Pioneer Short Term Income Fund Class Y          11.98
-------------------------------------------------------------
 3.  Pioneer Fund Class Y                             6.42
-------------------------------------------------------------
 4.  Pioneer Global High Yield Fund Class Y           6.01
-------------------------------------------------------------
 5.  Invesco Global Small & Mid Cap Growth Fund
       Institutional Class                            5.08
-------------------------------------------------------------
 6.  Pioneer Disciplined Value Fund Class Y           4.59
-------------------------------------------------------------
 7.  Invesco International Growth Fund
       Institutional Class                            4.19
-------------------------------------------------------------
 8.  Pioneer Mid Cap Value Fund Class Y               4.12
-------------------------------------------------------------
 9.  Pioneer Disciplined Growth Fund Class Y          3.60
-------------------------------------------------------------
10.  BlackRock Fundamental Growth Fund
       Institutional Class                            3.09
-------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share    6/30/11      12/31/10
  Class I                     $10.85       $10.68
  Class II                    $10.85       $10.67


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class I                   $0.2943        $  -              $  -
  Class II                  $0.2695        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

       Pioneer Ibbotson      Pioneer Ibbotson
       Moderate Allocation   Moderate Allocation
       VCT Portfolio --      VCT Portfolio --      Barclays Capital
       Class I               Class II              Aggregate Bond Index   S&P 500 Index
3/05   10,000                10,000               10,000                  10,000
6/05   10,111                10,111               10,301                  10,137
6/06   10,912                10,912               10,218                  11,011
6/07   12,542                12,521               10,843                  13,276
6/08   11,713                11,661               11,616                  11,535
6/09    9,549                 9,509               12,318                   8,514
6/10   11,130                11,046               13,488                   9,742
6/11   13,577                13,445               14,014                  12,731

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

----------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

----------------------------------------------------
                             Class I      Class II
----------------------------------------------------
Life-of-Class* (3/18/05)      4.90%         4.74%
5 Years                       4.47          4.26
1 Year                       21.99         21.71

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

The performance shown for Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Ibbotson Growth Allocation VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------

Target Asset Allocations

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity           70%
Fixed Income     30%

Actual Asset Allocation

Large Cap Growth Stocks                 16.8%
----------------------------------------------
Large Cap Value Stocks                  14.4
----------------------------------------------
International Stocks                    14.0
----------------------------------------------
Bonds                                   13.9
----------------------------------------------
Mid/Small Cap Growth Stocks              8.9
----------------------------------------------
Short Term Bonds                         7.0
----------------------------------------------
Emerging Markets                         6.1
----------------------------------------------
Mid/Small Cap Value Stocks               5.9
----------------------------------------------
High-Yield Bonds                         4.3
----------------------------------------------
Real Estate (REITs)                      3.7
----------------------------------------------
Cash Equivalents                         3.2
----------------------------------------------
Alternatives/Commodities                 1.8
----------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

-------------------------------------------------------------
 1.   Pioneer Bond Fund Class Y                       10.25%
-------------------------------------------------------------
 2.   Pioneer Fund Class Y                             6.70
-------------------------------------------------------------
 3.   Pioneer Short Term Income Fund Class Y           6.45
-------------------------------------------------------------
 4.   Pioneer Mid Cap Value Fund Class Y               5.92
-------------------------------------------------------------
 5.   Invesco Global Small & Mid Cap Growth Fund
        Institutional Class                            5.83
-------------------------------------------------------------
 6.   Pioneer Emerging Markets Fund Class Y            4.92
-------------------------------------------------------------
 7.   BlackRock Fundamental Growth Fund
        Institutional Class                            4.24
-------------------------------------------------------------
 8.   Pioneer Cullen Value Fund Class Y                4.18
-------------------------------------------------------------
 9.   Pioneer Disciplined Growth Fund Class Y          4.12
-------------------------------------------------------------
10.   Pioneer Global Equity Fund Class Y               4.01

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share    6/30/11      12/31/10
  Class II                    $11.00       $10.72

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class II                  $0.2101        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA BELOW WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

       Pioneer Ibbotson
       Growth Allocation   Barclays Capital
       VCT Portfolio       Aggregate Bond Index   S&P 500 Index
3/05   10,000              10,000                 10,000
6/05   10,161              10,301                 10,137
6/06   11,180              10,218                 11,011
6/07   13,085              10,843                 13,276
6/08   11,905              11,616                 11,535
6/09    9,229              12,318                  8,514
6/10   10,729              13,488                  9,742
6/11   13,400              14,014                 12,731


The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

-------------------------------------
Average Annual Total Returns
(As of June 30, 2011)


-------------------------------------
Net Asset Value            Class II
-------------------------------------
Life-of-Class (3/18/05)      4.62%
5 Years                      3.69
1 Year                      24.89

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Ibbotson Moderate Allocation VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/11       $1,000.00       $1,000.00
       Ending Account Value on 6/30/11         $1,045.00       $1,043.60
       Expenses Paid During the Period*        $    5.17       $    6.38

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.02% for Class I shares and 1.26% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

       Share Class                                 I               II
       -----------------------------------------------------------------
       Beginning Account Value on 1/1/11       $1,000.00       $1,000.00
       Ending Account Value on 6/30/11         $1,019,74       $1,018.55
       Expenses Paid During the Period*        $    5.11       $    6.31

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.02% for Class I shares and 1.26% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Ibbotson Growth Allocation VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

       Share Class                                II
       -------------------------------------------------
       Beginning Account Value on 1/1/11       $1,000.00
       Ending Account Value on 6/30/11         $1,046.20
       Expenses Paid During Period*            $    6.60

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.30% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2011 through June 30, 2011.



       Share Class                                II
       -------------------------------------------------
       Beginning Account Value on 1/1/11       $1,000.00
       Ending Account Value on 6/30/11         $1,018.35
       Expenses Paid During Period*            $    6.51

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.30% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/11
--------------------------------------------------------------------------------

In the following interview, portfolio manager Dr. Peng Chen, CFA, President, Ibbotson Associates Advisors LLC, sub-adviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios over the six months ended June 30, 2011.

Q: How would you characterize the economic and market backdrop during the six months ended June 30, 2011?

A: Entering 2011, equities and risk assets in general continued to show strong returns as the economic recovery appeared to gain strength, despite a slack job market and depressed housing prices in the U.S. There would be substantial volatility during the first quarter of 2011, however, as the markets attempted to digest unsettling news. Most notably, there was ongoing political unrest in the Middle East that raised the prospect of a constrained oil supply for the global economy, and a catastrophic earthquake and tsunami that hit Japan in March 2011, with significant repercussions for the global manufacturing supply chain.

   The second quarter saw a slowing in the rate of economic expansion globally. In the U.S., with the Federal Reserve Board's (the Fed's) second round of bond purchases under a quantitative easing program scheduled to end in June 2011, continued weakness in employment and housing raised concerns over the possibility of a "double-dip" recession. In addition, the threat of a default by Greece on its sovereign debt hung over the global credit markets for much of the latter part of the six-month period ended June 30, 2011.

   Equity markets generally reacted as concerns over the pace of global growth and the European debt crisis ebbed and flowed. The U.S. bond market overall benefited from flows into Treasuries from investors seeking a safe haven, which led interest rates to fall. As the six-month period drew to a close, markets reacted favorably as it appeared that the Greek parliament was poised to approve asset sales and financial reforms sufficient to win further support from the International Monetary Fund and European Union.

   For the six months ended June 30, 2011, the U.S. equity market, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 6.01%, while international equities rose 4.98%, as gauged by the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. Within the U.S. market, large-cap and small-cap returns were substantially similar, as small caps rose by 6.21% compared with a 6.37% return for their larger counterparts. Growth outperformed value, especially within small-cap stocks. The Barclays Capital U.S. Aggregate Bond Index, the most popular measure of the performance of the U.S. bond market, returned 2.72% for the six months ended June 30, 2011.

Q: What were the strategic considerations that you applied to the two Pioneer
   Ibbotson Asset Allocation Portfolios in allocating assets over the six months ended June 30, 2011?

A: For each portfolio, assets have been invested in keeping with their broad asset allocation and specific mutual fund targets. Throughout the period, we maintained a neutral breakdown between equity and fixed-income assets in each of the portfolios.

   In addition to adjusting the proportion of stock versus bond holdings in the portfolios, we will at times also make tactical shifts within the equity portions of the portfolios. In that vein, we maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging, during the

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   six-month period. Within the U.S. equity portions of the portfolios, we maintained neutral weightings between growth and value vehicles, as well as between large-cap and small-cap equities. Late in the six-month period, we added a U.S. real estate investment trust (REIT) underweight and a corresponding U.S. large-cap equity overweight in each of the portfolios. We believe the recent exuberance of U.S. property stocks has left them with valuation ratios that may be difficult to sustain in the medium term, and that are hard to justify by fundamentals.

Q: What factors are you watching most closely as you determine strategy for the portfolios going forward?

A: Going forward, uncertainty about the economic outlook is unusually high.
   Among the potential headwinds to the economy are high oil prices, the sovereign debt crisis in Europe, highly leveraged households and businesses in the United States, and the poor fiscal situation of many developed countries. On balance, we expect slow growth across most advanced economies and market volatility to remain high.

   In Europe, we would not be surprised to see one or more of the peripheral nations of Greece, Ireland and Portugal default on its debt before the year ends. In the U.S., we anticipate that the wrangling over the debt ceiling will be resolved without a default on the government's debt, but the nature of the debate does not bode well for an easy solution to the longer-term issue of how to begin trimming deficits. With the Fed coming to the end of its monetary stimulus, and fiscal stimulus waning over the remainder of 2011, it is unclear from where the impetus will come for further growth. On the positive side, corporate profits and balance sheets remain very strong, although the rate of growth in profits is slowing.

   The uncertain economic backdrop, to us, reinforces the importance of maintaining a diversified investment portfolio consistent with one's long-term objectives. We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 6/30/11
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares returned 4.50% at net asset value over the six months ended June 30, 2011, and Class II shares returned 4.36%, while the S&P 500 returned 6.01% and the Barclays Capital Aggregate Bond Index returned 2.72%. Over the same period, the average return of the 228 variable portfolios in Lipper's Mixed-Asset Target Allocation Moderate Underlying Funds category was 4.25%.

The Portfolio targeted an asset allocation of 60% equities, 40% fixed income during the six-month period. At the end of the period, the Portfolio was neutrally positioned between equities and fixed income. Within the equity portion of the Portfolio, Pioneer Fund was the largest holding, at 6.4% of assets on June 30, 2011. Invesco Global Small & Mid Cap Growth Fund was the next-largest equity holding, at 5.1% of assets, followed by Pioneer Disciplined Value Fund, at 4.6%. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 13.6% of assets, closely followed by Pioneer Short Term Income Fund, at 12.0% of assets.


Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares returned 4.62% at net asset value over the six months ended June 30, 2011, while the S&P 500 returned 6.01% and the Barclays Capital Aggregate Bond Index returned 2.72%. Over the same period, the average return of the 276 variable portfolios in Lipper's Mixed-Asset Target Allocation Growth Underlying Funds category was 4.89%.

The Portfolio targeted an asset allocation of 70% equities, 30% fixed income during the six-month period. At the end of the period, the Portfolio was neutrally positioned between equities and fixed income. Within the equity portion of the fund, Pioneer Fund was the largest holding, at 6.7% of assets on June 30, 2011. Pioneer Mid Cap Value Fund was the next-largest equity holding, at 5.9% of assets, followed by Invesco Global Small & Mid Cap Growth Fund, at 5.8%. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 10.3% of assets, followed by a shorter-duration bond fund, Pioneer Short Term Income Fund, at 6.5% of assets.


Please refer to the Schedules of Investments on pages 9 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)


    Shares                                                      Value
             MUTUAL FUNDS - 99.8%
             NON-PIONEER FUNDS - 22.4%
   221,428   BlackRock Capital Appreciation Fund
             Institutional Class                         $  5,387,340
   150,289   BlackRock International Index Fund
             Institutional Class                            1,807,981
   215,898   BlackRock Value Opportunities Fund
             Institutional Class                            4,527,372
   330,558   INVESCO Global Real Estate Fund
             Institutional Class                            3,596,473
   443,340   INVESCO Global Small & Mid Cap Growth
             Fund Institutional Class                       8,866,790
   245,728   INVESCO International Growth Fund
             Institutional Class                            7,317,781
   261,290   INVESCO Small Companies Fund
             Institutional Class                            5,142,194
   676,293   Oppenheimer Commodity Strategy Total
             Return Fund Class Y                            2,529,337
                                                         ------------
             TOTAL INVESTMENTS IN
             NON-PIONEER FUNDS
             (Cost $33,369,226)                          $ 39,175,268
                                                         ------------
             PIONEER FUNDS - 77.4%
 2,484,684   Pioneer Bond Fund Class Y                   $ 23,778,431
   282,112   Pioneer Cullen Value Fund Class Y              5,374,224
   599,992   Pioneer Disciplined Growth Fund Class Y        6,293,915
   878,830   Pioneer Disciplined Value Fund Class Y         8,006,140
   162,309   Pioneer Emerging Markets Fund Class Y          5,271,792
   131,323   Pioneer Equity Income Fund Class Y             3,625,826
   252,319   Pioneer Floating Rate Fund Class Y             1,748,573
   262,209   Pioneer Fund Class Y                          11,214,663
   298,477   Pioneer Fundamental Growth Fund Class Y        3,662,312
    19,547   Pioneer Global Aggregate Bond Fund
             Class Y                                          218,929
   528,863   Pioneer Global Equity Fund Class Y             5,293,923
 1,006,355   Pioneer Global High Yield Fund Class Y        10,496,286
   102,755   Pioneer Growth Opportunities Fund
             Class Y                                        3,197,732
   338,416   Pioneer High Yield Fund Class Y                3,546,604
   129,729   Pioneer International Value Fund Class Y       2,681,503
   307,714   Pioneer Mid Cap Value Fund Class Y             7,188,200
   158,207   Pioneer Real Estate Shares Class Y             3,528,017
   400,764   Pioneer Research Fund Class Y                  4,043,709
    92,825   Pioneer Select Mid Cap Growth Fund
             Class Y                                        1,831,438
 2,161,147   Pioneer Short Term Income Fund Class Y        20,919,905
   317,243   Pioneer Strategic Income Fund Class Y          3,499,188
                                                         ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $117,706,658)                         $135,421,310
                                                         ------------

 Principal
 Amount
             TEMPORARY CASH
             INVESTMENT - 0.0%
             TIME DEPOSIT - 0.0%
 $73,905     HSBC Bank Grand Cayman,
             0.03%, 7/1/11                               $     73,905
                                                         ------------
             TOTAL TIME DEPOSIT
             (Cost $73,905)                              $     73,905
                                                         ------------
             TOTAL INVESTMENTS
             IN SECURITIES - 99.8%
             (Cost $151,149,789) (a)                     $174,670,483
                                                         ------------
             OTHER ASSETS AND
             LIABILITIES - 0.2%                          $    300,847
                                                         ------------
             TOTAL NET ASSETS - 100.0%                   $174,971,330
                                                         ============

(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal tax purposes of $153,365,151 was as follows:

        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost           $24,253,880
        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value            (2,948,548)
                                                                  -----------
        Net unrealized gain                                       $21,305,332
                                                                  ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $9,428,959 and $18,347,007, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - unadjusted quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:

                     Level 1        Level 2      Level 3       Total
Mutual Funds      $174,596,578      $    --        $--      $174,596,578
Temporary Cash
Investment                  --       73,905         --            73,905
                  ------------      -------        ---      ------------
  Total           $174,596,578      $73,905        $--      $174,670,483
                  ============      =======        ===      ============


The accompanying notes are an integral part of these financial statements.     9

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares                                                              Value
                   MUTUAL FUNDS - 99.9%
                   NON-PIONEER FUNDS - 24.8%
  463,477          BlackRock Capital Appreciation Fund
                   Institutional Class                          $ 11,276,394
  243,591          BlackRock International Index Fund
                   Institutional Class                             2,930,403
  362,021          BlackRock Value Opportunities Fund
                   Institutional Class                             7,591,576
  612,306          INVESCO Global Real Estate Fund
                   Institutional Class                             6,661,893
  775,674          INVESCO Global Small & Mid Cap Growth
                   Fund Institutional Class                       15,513,477
  322,016          INVESCO International Growth Fund
                   Institutional Class                             9,589,650
  369,901          INVESCO Small Companies Fund
                   Institutional Class                             7,279,661
1,372,972          Oppenheimer Commodity Strategy Total
                   Return Fund Class Y                             5,134,916
                                                                ------------
                   TOTAL INVESTMENTS IN
                   NON-PIONEER FUNDS
                   (Cost $60,100,527)                           $ 65,977,970
                                                                ------------
                   PIONEER FUNDS - 75.1%
2,852,480          Pioneer Bond Fund Class Y                    $ 27,298,236
  584,600          Pioneer Cullen Value Fund Class Y              11,136,626
1,046,210          Pioneer Disciplined Growth Fund Class Y        10,974,738
1,098,089          Pioneer Disciplined Value Fund Class Y         10,003,593
  402,865          Pioneer Emerging Markets Fund Class Y          13,085,049
  353,181          Pioneer Equity Income Fund Class Y              9,751,321
  417,025          Pioneer Fund Class Y                           17,836,161
  701,966          Pioneer Fundamental Growth Fund Class Y         8,613,120
    7,233          Pioneer Global Aggregate Bond Fund
                   Class Y                                            81,005
1,067,019          Pioneer Global Equity Fund Class Y             10,680,862
  617,151          Pioneer Global High Yield Fund Class Y          6,436,883
    2,134          Pioneer Government Income Fund Class Y             21,274
  162,187          Pioneer Growth Opportunities Fund
                   Class Y                                         5,047,255
  284,983          Pioneer High Yield Fund Class Y                 2,986,624
    4,349          Pioneer Independence Fund Class Y                  53,012
  431,802          Pioneer International Value Fund Class Y        8,925,351
  674,514          Pioneer Mid Cap Value Fund Class Y             15,756,636
    4,986          Pioneer Oak Ridge Large Cap Growth Fund
                   Class Y                                            63,771
   63,143          Pioneer Oak Ridge Small Cap Growth
                   Fund Class Y                                    2,021,206
  276,477          Pioneer Real Estate Shares Class Y              6,165,434
  920,371          Pioneer Research Fund Class Y                   9,286,547
  176,777          Pioneer Select Mid Cap Growth Fund
                   Class Y                                      $  3,487,810
1,772,779          Pioneer Short Term Income Fund Class Y         17,160,497
  298,215          Pioneer Strategic Income Fund Class Y           3,289,308
    5,570          Pioneer Value Fund Class Y                         65,675
                                                                ------------
                   TOTAL INVESTMENTS IN
                   PIONEER FUNDS
                   (Cost $171,290,884)                          $200,227,994
                                                                ------------
                   TOTAL INVESTMENTS IN
                   SECURITIES - 99.9%
                   (Cost $231,391,411) (a)                      $266,205,964
                                                                ------------
                   OTHER ASSETS AND
                   LIABILITIES - 0.1%                           $    216,144
                                                                ------------
                   TOTAL NET ASSETS - 100.0%                    $266,422,108
                                                                ============

(a) (a) At June 30, 2011, the net unrealized gain on investments based on cost for federal tax purposes of $234,311,401 was as follows:

        Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost           $36,898,449
        Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value            (5,003,886)
                                                                  -----------
        Net unrealized gain                                       $31,894,563
                                                                  ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $9,452,797 and $19,671,340, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - unadjusted quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:

                    Level 1         Level 2     Level 3        Total
Mutual Funds     $266,205,964         $--         $--      $266,205,964
                 ------------         ---         ---      ------------
  Total          $266,205,964         $--         $--      $266,205,964
                 ============         ===         ===      ============


10    The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Six Months
                                                   Ended
                                                  6/30/11      Year Ended   Year Ended
                                                (unaudited)     12/31/10     12/31/09
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of period              $ 10.68       $  9.62       $  7.61
                                                  -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income (b)                        $  0.09       $  0.24       $  0.25
 Net realized and unrealized gain (loss)
  on investments (b)                                 0.37          1.09          2.07
                                                  -------       -------       -------
  Net increase (decrease) from investment
    operations                                    $  0.46       $  1.33       $  2.32
Distributions to shareowners:
 Net investment income                            $ (0.29)      $ (0.27)      $ (0.31)
 Net realized gain                                     --            --            --
                                                  -------       -------       -------
Total distributions to shareowners                $ (0.29)      $ (0.27)      $ (0.31)
                                                  -------       -------       -------
Net increase (decrease) in net asset value        $  0.17       $  1.06       $  2.01
                                                  -------       -------       -------
Net asset value, end of period                    $ 10.85       $ 10.68       $  9.62
                                                  =======       =======       =======
Total return*                                        4.50%        14.24%        31.29%
Ratio of net expenses to average net assets+         0.24%**       0.21%         0.16%
Ratio of net investment income to average
 net assets+                                         1.74%**       2.44%         3.07%
Portfolio turnover rate                                11%**         10%           38%
Net assets, end of period (in thousands)          $15,088       $15,542       $13,450
Ratios with no waivers of fees and assumption
 of expenses by the Adviser and no reduction
 for fees paid indirectly:
 Net expenses                                        0.26%**       0.27%         0.29%
 Net investment income                               1.72%**       2.38%         2.94%

                                                                            12/15/06(a)
                                                 Year Ended   Year Ended        to
                                                  12/31/08     12/31/07      12/31/06
Net asset value, beginning of period              $ 12.04       $ 11.62       $ 11.63
                                                  -------       -------       -------
Increase (decrease) from investment operations:
 Net investment income (b)                        $  0.34       $  0.15       $  0.05
 Net realized and unrealized gain (loss)
  on investments (b)                                (3.78)         0.54         (0.06)
                                                  -------       -------       -------
  Net increase (decrease) from investment
    operations                                    $ (3.44)      $  0.69       $ (0.01)
Distributions to shareowners:
 Net investment income                            $ (0.33)      $ (0.12)      $    --
 Net realized gain                                  (0.66)        (0.15)           --
                                                  -------       -------       -------
Total distributions to shareowners                $ (0.99)      $ (0.27)      $    --
                                                  -------       -------       -------
Net increase (decrease) in net asset value        $ (4.43)      $  0.42       $ (0.01)
                                                  -------       -------       -------
Net asset value, end of period                    $  7.61       $ 12.04       $ 11.62
                                                  =======       =======       =======
Total return*                                      (30.81)%        5.95%        (0.09)%(c)
Ratio of net expenses to average net assets+         0.15%         0.14%         0.90%**
Ratio of net investment income to average
 net assets+                                         3.35%         1.23%         9.80%**
Portfolio turnover rate                                40%           12%            1%(c)
Net assets, end of period (in thousands)          $12,105       $20,582       $25,009
Ratios with no waivers of fees and assumption
 of expenses by the Adviser and no reduction
 for fees paid indirectly:
 Net expenses                                        0.31%         0.27%         0.90%**
 Net investment income                               3.19%         1.10%         9.80%**

(a)   Commencement of operations.
(b)   Calculated using average shares outstanding for the period.
(c)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


The accompanying notes are an integral part of these financial statements.    11

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                    6/30/11       Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
                                                   (unaudited)     12/31/10     12/31/09     12/31/08     12/31/07    12/31/06
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                $  10.67       $   9.61     $   7.59     $  12.01     $  11.61    $ 10.63
                                                    --------       --------     --------     --------     --------    -------
Increase (decrease) from investment operations:
 Net investment income (a)                          $   0.08       $   0.21     $   0.24     $   0.31     $   0.31    $  0.24
 Net realized and unrealized gain (loss)
  on investments (a)                                    0.37           1.10         2.07        (3.77)        0.36       0.87
                                                    --------       --------     --------     --------     --------    -------
  Net increase (decrease) from investment
    operations                                      $   0.45       $   1.31     $   2.31     $  (3.46)    $   0.67    $  1.11
Distributions to shareowners:
 Net investment income                              $  (0.27)      $  (0.25)    $  (0.29)    $  (0.30)    $  (0.12)   $ (0.04)
 Net realized gain                                        --             --           --        (0.66)       (0.15)     (0.09)
                                                    --------       --------     --------     --------     --------    --------
Total distributions to shareowners                  $  (0.27)      $  (0.25)    $  (0.29)    $  (0.96)    $  (0.27)   $ (0.13)
                                                    --------       --------     --------     --------     --------    --------
Net increase (decrease) in net asset value          $   0.18       $   1.06     $   2.02     $  (4.42)    $   0.40    $  0.98
                                                    --------       --------     --------     --------     --------    --------
Net asset value, end of period                      $  10.85       $  10.67     $   9.61     $   7.59     $  12.01    $ 11.61
                                                    ========       ========     ========     ========     ========    =======
Total return*                                           4.36%         14.03%       31.10%      (30.99)%       5.77%     10.62%
Ratio of net expenses to average net assets+            0.48%**        0.45%        0.39%        0.39%        0.39%      0.46%
Ratio of net investment income to average
 net assets+                                            1.50%**        2.15%        2.87%        3.10%        2.53%      2.24%
Portfolio turnover rate                                   11%**          10%          38%          40%          12%         1%
Net assets, end of period (in thousands)            $159,883       $161,796     $153,547     $105,275     $149,973    $97,980
Ratios with no waivers of fees and assumption
 of expenses by the Adviser and no reduction
 for fees paid indirectly:
 Net expenses                                           0.50%**        0.51%        0.53%        0.55%        0.52%      0.60%
 Net investment income                                  1.48%**        2.09%        2.73%        2.94%        2.40%      2.10%

(a)   Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                     Ended
                                                    6/30/11       Year Ended
                                                   (unaudited)     12/31/10
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of period                $  10.72       $   9.53
                                                    --------       --------
Increase (decrease) from investment operations:
 Net investment income (a)                          $   0.04       $   0.15
 Net realized and unrealized gain (loss)
  on investments (a)                                    0.45           1.23
                                                    --------       --------
  Net increase (decrease) from investment
    operations                                      $   0.49       $   1.38
Distributions to shareowners:
 Net investment income                              $  (0.21)      $  (0.19)
 Net realized gain                                        --             --
                                                    --------       --------
Total distributions to shareowners                  $  (0.21)      $  (0.19)
                                                    --------       --------
Net increase (decrease) in net asset value          $   0.28       $   1.19
                                                    --------       --------
Net asset value, end of period                      $  11.00       $  10.72
                                                    ========       ========
Total return*                                           4.62%         14.76%
Ratio of net expenses to average net assets+            0.48%**        0.45%
Ratio of net investment income to average
 net assets+                                            0.82%**        1.57%
Portfolio turnover rate                                    7%**           8%
Net assets, end of period (in thousands)            $266,422       $266,110
Ratios with no waivers of fees and assumption
 of expenses by the Adviser and no reduction
 for fees paid indirectly:
 Net expenses                                           0.48%**        0.49%
 Net investment income                                  0.82%**        1.53%



                                                  Year Ended   Year Ended   Year Ended    Year Ended
                                                   12/31/09     12/31/08     12/31/07      12/31/06
Net asset value, beginning of period               $   7.38     $  12.41     $  12.07      $  10.78
                                                   --------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (a)                         $   0.17     $   0.23     $   0.21      $   0.22
 Net realized and unrealized gain (loss)
  on investments (a)                                   2.18        (4.27)        0.49          1.14
                                                   --------     --------     --------      --------
  Net increase (decrease) from investment
    operations                                     $   2.35     $  (4.04)    $   0.70      $   1.36
Distributions to shareowners:
 Net investment income                             $  (0.20)    $  (0.24)    $  (0.13)     $  (0.02)
 Net realized gain                                       --        (0.75)       (0.23)        (0.05)
                                                   --------     --------     --------      --------
Total distributions to shareowners                 $  (0.20)    $  (0.99)    $  (0.36)     $  (0.07)
                                                   --------     --------     --------      --------
Net increase (decrease) in net asset value         $   2.15     $  (5.03)    $   0.34      $   1.29
                                                   --------     --------     --------      --------
Net asset value, end of period                     $   9.53     $   7.38     $  12.41      $  12.07
                                                   ========     ========     ========      ========
Total return*                                         32.49%      (35.00)%       5.74%        12.67%
Ratio of net expenses to average net assets+           0.38%        0.38%        0.38%         0.43%
Ratio of net investment income to average
 net assets+                                           2.04%        2.31%        1.68%         2.00%
Portfolio turnover rate                                  33%          32%           7%            0%(b)
Net assets, end of period (in thousands)           $250,625     $188,268     $254,713      $148,784
Ratios with no waivers of fees and assumption
 of expenses by the Adviser and no reduction
 for fees paid indirectly:
 Net expenses                                          0.51%        0.53%        0.48%         0.53%
 Net investment income                                 1.91%        2.16%        1.58%         1.90%

(a)   Calculated using average shares outstanding for the period.
(b)   Portfolio turnover rate rounds to less than 1%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


The accompanying notes are an integral part of these financial statements.    13

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              Moderate          Growth
                                                                                             Allocation       Allocation
                                                                                           VCT Portfolio     VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost $117,706,658 and
 $171,290,884, respectively)                                                               $ 135,421,310     $ 200,227,994
 Investments in securities of unaffiliated issuers, at value (at cost $33,443,131 and
 $60,100,527, respectively)                                                                   39,249,173        65,977,970
                                                                                           -------------     -------------
 Total investments in securities, at value (at cost $151,149,789 and $231,391,411,
 respectively)                                                                             $ 174,670,483     $ 266,205,964
 Receivables for:
  Investment Funds sold                                                                          210,589           261,576
  Dividends                                                                                      257,013           221,173
  Due from Pioneer Investment Management, Inc.                                                     4,325             1,598
                                                                                           -------------     -------------
     Total assets                                                                          $ 175,142,410     $ 266,690,311
                                                                                           -------------     -------------
LIABILITIES:
 Due to affiliates                                                                         $      64,059     $     101,511
 Payables for:
  Capital stock redeemed                                                                          46,695            11,333
  Investments Funds purchased                                                                         --            40,029
  Due to Custodian                                                                                    --            50,045
 Accrued expenses and other liabilities                                                           60,326            65,285
                                                                                           -------------     -------------
     Total liabilities                                                                     $     171,080     $     268,203
                                                                                           -------------     -------------
NET ASSETS:
 Paid-in capital                                                                           $ 177,468,712     $ 278,945,122
 Undistributed net investment income                                                           1,354,010         1,096,621
 Accumulated net realized loss on investments                                                (27,372,086)      (48,434,188)
 Net unrealized gains on investments                                                          23,520,694        34,814,553
                                                                                           -------------     -------------
     Total net assets                                                                      $ 174,971,330     $ 266,422,108
                                                                                           =============     =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                                              $  15,088,422     $          --
 Net Assets of Class II Shares                                                             $ 159,882,908     $ 266,422,108
                                                                                           -------------     -------------
 Class I Shares outstanding                                                                    1,390,475                --
 Class II Shares outstanding                                                                  14,730,555        24,228,423
                                                                                           -------------     -------------
 Net Asset Value -- Class I Shares                                                         $       10.85     $          --
 Net Asset Value -- Class II Shares                                                        $       10.85     $       11.00



14    The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11


                                                                           Moderate            Growth
                                                                          Allocation         Allocation
                                                                         VCT Portfolio     VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                    $1,729,140        $  1,671,399
 Dividend income from securities of unaffiliated securities                   35,189              64,405
 Interest                                                                         11                  11
                                                                          ----------        ------------
    Total investment income                                               $1,764,340        $  1,735,815
                                                                          ----------        ------------
EXPENSES:
 Management fees                                                          $  123,671        $    186,933
 Transfer agent fees
  Class I                                                                        744                  --
  Class II                                                                       744                 744
 Distribution fees (Class II)                                                203,485             334,063
 Administrative fees                                                          21,865              32,790
 Custodian fees                                                               38,870              53,875
 Professional fees                                                            27,128              26,678
 Printing fees                                                                 5,666               6,635
 Fees and expenses of non-affiliated trustees                                  3,472               3,471
                                                                          ----------        ------------
  Total expenses                                                          $  425,645        $    645,189
                                                                          ----------        ------------
  Less fees waived and expenses reimbursed by
    Pioneer Investment Management, Inc.                                   $  (16,286)       $     (3,788)
                                                                          ----------        ------------
  Net expenses                                                            $  409,359        $    641,401
                                                                          ----------        ------------
    Net investment income                                                 $1,354,981        $  1,094,414
                                                                          ----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments, affiliated issuers                     $ (424,770)       $ (1,112,677)
 Net realized gain (loss) on investments, unaffiliated issuers              (409,597)            482,751
 Change in net unrealized gain on investments, affiliated issuers          4,413,051           8,411,586
 Change in net unrealized gain on investments, unaffiliated issuers        2,685,004           3,213,501
                                                                          ----------        ------------
 Net income on investments                                                $6,263,688        $ 10,995,161
                                                                          ==========        ============
 Net increase in net assets resulting from operations                     $7,618,669        $ 12,089,575
                                                                          ==========        ============


The accompanying notes are an integral part of these financial statements.    15

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Moderate Allocation
                                                                                       VCT Portfolio
                                                                            Six Months Ended
                                                                                 6/30/11          Year Ended
                                                                               (unaudited)         12/31/10
FROM OPERATIONS:
Net investment income                                                         $   1,354,981      $   3,660,582
Net realized loss on investments                                                   (834,367)          (637,875)
Change in net unrealized gain on investments                                      7,098,055         19,166,960
                                                                              -------------      -------------
 Net increase in net assets resulting from operations                         $   7,618,669      $  22,189,667
                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I ($0.29 and $0.27 per share, respectively)                            $    (399,737)     $    (389,980)
 Class II ($0.27 and $0.25 per share, respectively)                              (3,897,636)        (3,914,314)
                                                                              -------------      -------------
  Total distributions to shareowners                                          $  (4,297,373)     $  (4,304,294)
                                                                              -------------      -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                             $   3,648,815      $   9,968,634
Reinvestment of distributions                                                     4,297,373          4,304,294
Cost of shares repurchased                                                      (13,634,435)       (21,817,106)
                                                                              -------------      -------------
 Net decrease in net assets resulting from Portfolio share transactions       $  (5,688,247)     $  (7,544,178)
                                                                              -------------      -------------
 Net increase (decrease) in net assets                                        $  (2,366,951)     $  10,341,195

NET ASSETS:
Beginning of period                                                           $ 177,338,281      $ 166,997,086
                                                                              -------------      -------------
End of period                                                                 $ 174,971,330      $ 177,338,281
                                                                              =============      =============
Undistributed net investment income                                           $   1,354,010      $   4,296,402
                                                                              =============      =============



16    The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Growth Allocation
                                                                                        VCT Portfolio
                                                                            Six Months Ended
                                                                                 6/30/11           Year Ended
                                                                               (unaudited)          12/31/10
FROM OPERATIONS:
Net investment income                                                         $   1,094,414       $   3,947,390
Net realized loss on investments                                                   (629,926)         (2,352,201)
Change in net unrealized gain on investments                                     11,625,087          32,981,870
                                                                              -------------       -------------
 Net increase in net assets resulting from operations                         $  12,089,575       $  34,577,059
                                                                              -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class II ($0.21 and $0.19 per share, respectively)                           $  (5,002,666)      $  (4,777,391)
                                                                              -------------       -------------
  Total distributions to shareowners                                          $  (5,002,666)      $  (4,777,391)
                                                                              -------------       -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                             $   1,405,702       $   4,767,320
Reinvestment of distributions                                                     5,002,666           4,777,391
Cost of shares repurchased                                                      (13,183,509)        (23,858,802)
                                                                              -------------       -------------
 Net decrease in net assets resulting from Portfolio share transactions       $  (6,775,141)      $ (14,314,091)
                                                                              -------------       -------------
 Net increase in net assets                                                   $     311,768       $  15,485,577

NET ASSETS:
Beginning of period                                                           $ 266,110,340       $ 250,624,763
                                                                              -------------       -------------
End of period                                                                 $ 266,422,108       $ 266,110,340
                                                                              =============       =============
Undistributed net investment income                                           $   1,096,621       $   5,004,873
                                                                              =============       =============


The accompanying notes are an integral part of these financial statements.    17

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------


                                                           Moderate Allocation
                                                              VCT Portfolio
                                          Six Months Ended
                                               6/30/11                           Year Ended
                                             (unaudited)                          12/31/10
                                        Shares          Amount            Shares           Amount
Class I
Shares sold                              77,383      $    848,064          276,406      $  2,813,805
Reinvestment of distributions            37,534           399,737           41,709           389,980
Less shares repurchased                (179,957)       (1,984,382)        (260,365)       (2,551,273)
                                     ----------      ------------       ----------      ------------
  Net increase (decrease)               (65,040)     $   (736,581)          57,750      $    652,512
                                     ==========      ============       ==========      ============
Class II
Shares sold                             256,342      $  2,800,751          730,679      $  7,154,828
Reinvestment of distributions           365,975         3,897,636          418,643         3,914,314
Less shares repurchased              (1,062,416)      (11,650,053)      (1,951,063)      (19,265,832)
                                     ----------      ------------       ----------      ------------
  Net decrease                         (440,099)     $ (4,951,666)        (801,741)     $ (8,196,690)
                                     ==========      ============       ==========      ============


                                                            Growth Allocation
                                                              VCT Portfolio
                                          Six Months Ended
                                               6/30/11                          Year Ended
                                             (unaudited)                         12/31/10
                                       Shares           Amount            Shares           Amount
Class II
Shares sold                             127,879      $  1,405,702          485,813      $  4,767,320
Reinvestment of distributions           465,798         5,002,666          517,594         4,777,391
Less shares repurchased              (1,187,061)      (13,183,509)      (2,470,880)      (23,858,802)
                                     ----------      ------------       ----------      ------------
  Net decrease                         (593,384)     $ (6,775,141)      (1,467,473)     $(14,314,091)
                                     ==========      ============       ==========      ============


18    The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Allocation Portfolio) and Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation Portfolio) (collectively, the Portfolios) are two of 12 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. Each Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. The Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objective of the Moderate Allocation Portfolio is long-term capital growth and current income. The investment objective of the Growth Allocation Portfolio is long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares of a Portfolio represents an interest in the same schedule of investments of that Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolios gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for the Moderate Allocation Portfolio Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Each Portfolio's prospectus contains unaudited information regarding that Portfolio's principal risks. Please refer to that document when considering that Portfolio's principal risks.

Each Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of the trade date. The net asset value of each Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at net asset value.

   Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.


   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of a Portfolio's

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

   distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of the current year distributions will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2010 was as follows:


-----------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            2010
-----------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                      $4,304,294
                                                                      ----------
 Total distributions                                                  $4,304,294
                                                                      ==========

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Growth Allocation Portfolio                                              2010
-----------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                                      $4,777,391
                                                                      ----------
 Total distributions                                                  $4,777,391
                                                                      ==========

-----------------------------------------------------------------------------------

   The components of distributable earnings on a federal income tax basis at December 31, 2010 were as follows:

-----------------------------------------------------------------------------------

                                 Undistributed      Capital       Net Unrealized
                                    Ordinary          Loss         Appreciation
Portfolio                            Income       Carryforward    (Depreciation)
-----------------------------------------------------------------------------------
 Moderate Allocation Portfolio     $4,296,402    $ (24,322,357)    $16,422,639
 Growth Allocation Portfolio        5,001,391      (41,484,594)     23,189,466

-----------------------------------------------------------------------------------

C. Portfolio Shares and Class Allocations
   Each Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares of each Portfolio are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio (see Note 4). Class II shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for it's services are allowed between the classes of shares for a portfolio based in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowner are recorded on ex-dividend date. Distributions paid by a portfolio with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on investments in underlying funds managed by Pioneer:

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
-------------------------------------------------------------------------------------------
 Moderate Allocation Portfolio     0.13% on net assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                   0.08% on assets over $7 billion
 Growth Allocation Portfolio       0.13% on net assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                   0.08% on assets over $7 billion
-------------------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on other investments:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                              Daily Net Assets
-------------------------------------------------------------------------------------------
 Moderate Allocation Portfolio     0.17% on net assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                   0.09% on assets over $7 billion
 Growth Allocation Portfolio       0.17% on net assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                   0.09% on assets over $7 billion
-------------------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011:

--------------------------------------------------------------------------------
Portfolio                                                       Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                  $26,563
 Growth Allocation Portfolio                                    $40,174
--------------------------------------------------------------------------------

PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2012 to the extent required to reduce Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
Fund                                                             Class II
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                    0.48%
 Growth Allocation Portfolio                                      0.48%
--------------------------------------------------------------------------------

Class I expenses for a Portfolio will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares of that Portfolio. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend expense limitation agreement for a class of shares beyond the date referred to above.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at June 30, 2011:

--------------------------------------------------------------------------------
Portfolio                                                       Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                   $240
 Growth Allocation Portfolio                                     $120
--------------------------------------------------------------------------------

4. Distribution Plan
The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at June 30, 2011.

--------------------------------------------------------------------------------
Portfolio                                                       Amount
--------------------------------------------------------------------------------
 Moderate Allocation Portfolio                                  $37,256
 Growth Allocation Portfolio                                    $61,217
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Transactions in Underlying Funds -- Affiliated Issuers
An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------
                                             Beginning       Acquisitions       Dispositions         Ending
                                            Shares/Par         Share/Par          Share/Par        Share/Par
Underlying Funds (Affiliated)                 Amount            Amount              Amount           Amount
---------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                          2,797,697             5,011            (318,024)         2,484,684
 Pioneer Cullen Value Fund                    301,950                --             (19,838)           282,112
 Pioneer Disciplined Growth Fund              453,592           270,700            (124,300)           599,992
 Pioneer Disciplined Value Fund               584,530           327,577             (33,277)           878,830
 Pioneer Emerging Markets Fund                163,448             3,534              (4,673)           162,309
 Pioneer Equity Income Fund                   144,056                --             (12,733)           131,323
 Pioneer Floating Rate Fund                   247,676             7,460              (2,817)           252,319
 Pioneer Fund                                 361,147                --             (98,938)           262,209
 Pioneer Fundamental Growth Fund              315,766                --             (17,289)           298,477
 Pioneer Global Aggregate Bond Fund                --            19,547                  --             19,547
 Pioneer Global Equity Fund                   541,421               641             (13,199)           528,863
 Pioneer Global High Yield Fund             1,007,067            10,278             (10,990)         1,006,355
 Pioneer Growth Opportunities Fund             73,215            29,540                  --            102,755
 Pioneer High Yield Fund                      352,994                --             (14,578)           338,416
 Pioneer Independence Fund                        648                --                (648)                --
 Pioneer International Value Fund             133,680               133              (4,084)           129,729
 Pioneer Mid Cap Value Fund                   332,902                --             (25,188)           307,714
 Pioneer Oak Ridge Large Cap Growth Fund          495                --                (495)                --
 Pioneer Real Estate Shares                   173,883               275             (15,951)           158,207
 Pioneer Research Fund                        775,904                --            (375,140)           400,764
 Pioneer Select Mid Cap Growth Fund           105,345                --             (12,520)            92,825
 Pioneer Short Term Income                  2,090,724            88,861             (18,438)         2,161,147
 Pioneer Strategic Income Fund                311,636             9,050              (3,443)           317,243
 Pioneer Value Fund                               723                --                (723)                --

                                            Realized         Capital Gain         Dividend           Ending
 Underlying Funds (Affiliated)             Gain (Loss)       Distributions         Income             Value
---------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                           $121,392           $    --          $  618,532       $ 23,778,431
 Pioneer Cullen Value Fund                    (24,447)               --                  --          5,374,224
 Pioneer Disciplined Growth Fund               42,391                --                  --          6,293,915
 Pioneer Disciplined Value Fund                 1,130                --                  --          8,006,140
 Pioneer Emerging Markets Fund                 12,286                --                  --          5,271,792
 Pioneer Equity Income Fund                   114,763                --              35,127          3,625,826
 Pioneer Floating Rate Fund                      (442)               --              40,937          1,748,573
 Pioneer Fund                                (579,586)               --              75,397         11,214,663
 Pioneer Fundamental Growth Fund               55,974                --                  --          3,662,312
 Pioneer Global Aggregate Bond Fund                --                --                 383            218,929
 Pioneer Global Equity Fund                    29,542                --                  --          5,293,923
 Pioneer Global High Yield Fund               (21,818)               --             399,752         10,496,286
 Pioneer Growth Opportunities Fund                 --                --                  --          3,197,732
 Pioneer High Yield Fund                       42,194                --              91,858          3,546,604
 Pioneer Independence Fund                      4,044                --                  --                 --
 Pioneer International Value Fund              14,284                --                  --          2,681,503
 Pioneer Mid Cap Value Fund                   (63,828)               --                  --          7,188,200
 Pioneer Oak Ridge Large Cap Growth Fund        2,221                --                  --                 --
 Pioneer Real Estate Shares                   (72,798)               --              41,755          3,528,017
 Pioneer Research Fund                       (117,595)               --                  --          4,043,709
 Pioneer Select Mid Cap Growth Fund            14,592                --                  --          1,831,438
 Pioneer Short Term Income Fund                (1,784)               --             333,127         20,919,905
 Pioneer Strategic Income Fund                   (279)               --              92,272          3,499,188
 Pioneer Value Fund                             2,994                --                  --                 --
                                            ---------           -------          ----------       ------------
                                             (424,770)          $    --          $1,729,140       $135,421,310
                                            =========           =======          ==========       ============

---------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------


Pioneer Ibbotson Growth Allocation Fund
---------------------------------------------------------------------------------------------------------------
                                            Beginning        Acquisitions       Dispositions         Ending
                                            Shares/Par         Share/Par          Share/Par        Share/Par
Underlying Funds (Affiliated)                 Amount             Amount            Amount            Amount
---------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                            3,092,247              --            (239,767)         2,852,480
 Pioneer Cullen Value Fund                      605,238             232             (20,870)           584,600
 Pioneer Disciplined Growth Fund                766,385         287,941              (8,116)         1,046,210
 Pioneer Disciplined Value Fund                 748,836         355,278              (6,025)         1,098,089
 Pioneer Emerging Markets Fund                  401,458           2,215                (808)           402,865
 Pioneer Equity Income Fund                     340,503          36,948             (24,270)           353,181
 Pioneer Fund                                   525,807              76            (108,858)           417,025
 Pioneer Fundamental Growth Fund                734,297              --             (32,331)           701,966
 Pioneer Global Aggregate Bond Fund                  --           7,233                  --              7,233
 Pioneer Global Equity Fund                   1,081,880              --             (14,861)         1,067,019
 Pioneer Global High Yield Fund                 765,446              --            (148,295)           617,151
 Pioneer Government Income Fund                   2,478              --                (344)             2,134
 Pioneer Growth Opportunities Fund              158,572           3,615                  --            162,187
 Pioneer High Yield Fund                        325,360              --             (40,377)           284,983
 Pioneer Independence Fund                        8,478              --              (4,129)             4,349
 Pioneer International Value Fund               426,610           5,192                  --            431,802
 Pioneer Mid Cap Value Fund                     668,941           5,573                  --            674,514
 Pioneer Oak Ridge Large Cap Growth Fund         10,975              --              (5,989)             4,986
 Pioneer Oak Ridge Small Cap Growth Fund         43,295          19,848                  --             63,143
 Pioneer Real Estate Shares                     346,964              --             (70,487)           276,477
 Pioneer Research Fund                        1,186,908              --            (266,537)           920,371
 Pioneer Select Mid Cap Growth Fund             229,000              --             (52,223)           176,777
 Pioneer Short Term Income                    1,743,616          29,163                  --          1,772,779
 Pioneer Strategic Income Fund                  264,974          33,241                  --            298,215
 Pioneer Value Fund                              11,843              --              (6,273)             5,570

                                                Realized         Capital        Gain Dividend        Ending
 Underlying Funds (Affiliated)               Gain (Loss)      Distributions        Income             Value
---------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                          $    60,377         $    --          $  678,092       $ 27,298,236
 Pioneer Cullen Value Fund                      (43,307)             --                  --         11,136,626
 Pioneer Disciplined Growth Fund                    647              --                  --         10,974,738
 Pioneer Disciplined Value Fund                    (535)             --                  --         10,003,593
 Pioneer Emerging Markets Fund                    1,598              --                  --         13,085,049
 Pioneer Equity Income Fund                     (61,390)             --              84,050          9,751,321
 Pioneer Fund                                  (751,471)             --             115,915         17,836,161
 Pioneer Fundamental Growth Fund                104,979              --                  --          8,613,120
 Pioneer Global Equity                           34,904              --                  --             81,005
 Pioneer Global Aggregate Bond Fund                  --              --                 105         10,680,862
 Pioneer Global High Yield                     (133,281)             --             271,359          6,436,883
 Pioneer Government Income                          237              --                 490             21,274
 Pioneer Growth Opportunities Fund                   (1)             --                  --          5,047,255
 Pioneer High Yield Fund                        126,273              --              80,618          2,986,624
 Pioneer Independence Fund                       25,450              --                  --             53,012
 Pioneer International Value Fund                    (1)             --                  --          8,925,351
 Pioneer Mid Cap Value Fund                          --              --                  --         15,756,636
 Pioneer Oak Ridge Large Cap Growth Fund          4,153              --                  --             63,771
 Pioneer Oak Ridge Small Cap Growth Fund             --              --                  --          2,021,206
 Pioneer Real Estate Shares                    (464,373)             --              83,117          6,165,434
 Pioneer Research Fund                          (96,062)             --                  --          9,286,547
 Pioneer Select Mid Cap Growth Fund              69,538              --                  --          3,487,810
 Pioneer Short Term Income                           --              --             273,671         17,160,497
 Pioneer Strategic Income Fund                       --              --              83,521          3,289,308
 Pioneer Value Fund                               9,588              --                 461             65,675
                                            -----------         -------          ----------       ------------
                                            $(1,112,677)        $    --          $1,671,399       $200,227,994
                                            ===========         =======          ==========       ============

---------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Subsequent Events
On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.

In preparing these financials statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

[LOGO]PIONEER
      Investments(R)

Pioneer Variable Contracts Trust


Officers                                            Trustees
John F. Cogan, Jr., President                       John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer                          Mary K. Bush
Christopher J. Kelley, Secretary                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Thomas J. Perna
                                                    Marguerite A. Piret
                                                    Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Investment Subadviser
Ibbotson Associates Advisors LLC


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)




Proxy Voting Policies and Procedures of the Portfolios are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolios voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19640-05-0811


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2011

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        7
  Financial Statements                          11
  Notes to Financial Statements                 16
  Trustees, Officers and Service Providers      20


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       94.4%
Temporary Cash Investments                                3.6%
Depositary Receipts for International Stocks              2.0%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Financials                                               28.9%
Industrials                                              13.6%
Health Care                                              10.2%
Consumer Discretionary                                    9.3%
Information Technology                                    8.9%
Energy                                                    8.4%
Utilities                                                 6.7%
Consumer Staples                                          6.1%
Materials                                                 5.0%
Telecommunication Services                                2.9%


Five Largest Holdings
(As a percentage of equity holdings)*

  1.       Xerox Corp.                 1.96%
  2.       CenturyLink, Inc.           1.89
  3.       Unum Group, Inc.            1.88
  4.       Republic Services, Inc.     1.71
  5.       CIGNA Corp.                 1.69

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      6/30/11       12/31/10
  Class I                     $ 17.77       $ 16.93
  Class II                    $ 17.68       $ 16.83


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.1379       $ -               $ -
  Class II                  $ 0.1064       $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

                Pioneer         Pioneer
                Mid Cap         Mid Cap        Russell
               Value VCT       Value VCT        Midcap
               Portfolio,      Portfolio,       Value
                Class I        Class II         Index
6/01            10,000          10,000          10,000
                 9,674           9,649          10,192
6/03             9,888           9,838          10,127
                13,076          12,975          13,248
6/05            15,301          15,144          16,135
                16,012          15,810          18,435
6/07            20,144          19,836          22,508
                17,443          17,123          18,662
6/09            13,005          12,731          12,967
                15,056          14,711          16,716
6/11            19,627          19,130          22,445


The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

-------------------------------------
             Class I     Class II
-------------------------------------
10 Years      6.98%       6.70%
5 Years       4.15%       3.89%
1 Year       30.36%      30.03%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/11         $ 1,058.00       $ 1,057.00
       Expenses Paid During Period*            $     3.67       $     4.95

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/11         $ 1,021.22       $ 1,019.98
       Expenses Paid During Period*            $     3.61       $     4.86

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------

Domestic stocks delivered positive performance over the first six months of 2011. Continued optimism drove solid performance during the first four months of the period, but worries about the strength of the economic recovery produced mixed results in May and June. In the following discussion, Rod Wright, senior vice president at Pioneer Investments, reviews the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six months ended June 30, 2011. Mr. Wright is leader of the investment team responsible for managing the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2011?

A: Pioneer Mid Cap Value VCT Portfolio Class I shares returned 5.80% at net asset value over the six months ended June 30, 2011, and Class II shares returned 5.70%. Over the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned 6.69%, while the average return of the 57 variable portfolios in Lipper's Mid-Cap Value Underlying Funds category was 6.92%.

Q: How would you describe the investment environment and your investment approach for the Portfolio over the six months ended June 30, 2011?

A: Stock prices in general had continued to move sharply higher during the period's first four months, from January 2011 through April 2011, maintaining the momentum established in late 2009 and 2010. Market trends shifted in May, however, as the economic outlook became less clear and investors reacted to a series of troubling news items, including: reports of a weaker-than-expected U.S. economy; the political and social instability sweeping through the Mideast; and concerns about European sovereign debt.

     In that environment, we maintained the Portfolio's overall positioning, emphasizing established, higher-quality mid-cap stocks of companies with strong balance sheets, sound management and proactive strategic plans. The Portfolio's holdings tend to feature companies that are somewhat larger than the general mid-cap universe, which often are companies with stocks selling at attractive prices relative to their earnings. Though it underperformed, the Portfolio's performance relative to the Russell Index benchmark improved during the six-month period, with the Portfolio outperforming the benchmark during the final three months (April, May and June).

     During the six-month period ended June 30, 2011, we pared back the number of holdings somewhat, while maintaining the Portfolio's broad diversification. The Portfolio's sector weights, which typically result from our individual stock decisions, did change on the margin during the six-month period.

     We reduced the Portfolio's positions in the utilities sector somewhat over the period, and as of June 30, 2011, the Portfolio's largest sector weighting in absolute terms was in financials, even though the Portfolio's weighting in the sector was lower than that of the Russell Index. We saw attractive opportunities across the financials sector, with the exception of real estate investment trusts.

     Stock selection decisions during the six-month period resulted in Portfolio overweights in industrials and health care. In the industrials sector, we have been finding many companies with strong balance sheets, good cost controls, prudent managements and lean valuations. In health care, many stocks were attractively priced, while the regulatory environment seemed to be getting clearer as the period progressed.


A Word About Risk:

Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The Portfolio's smallest sector weights in absolute terms as of June 30, 2011, were in telecommunication services, materials, consumer staples and utilities.

Q: What types of investments most influenced the Portfolio's performance over the six months ended June 30, 2011?

A: Stock selections in health care proved particularly successful for the Portfolio, notably in several health maintenance organizations (HMOs). In fact, the stocks of three HMOs held by the Portfolio -- Humana, Aetna and CIGNA -- each appreciated by more than 40% during the six-month period. Other investments in the sector that performed very well during the period included Baxter International, a producer of medical devices, and Forest Labs, a specialty pharmaceutical company.

     The top individual contributor to the Portfolio's performance during the six months ended June 30, 2011, was Moody's, the bond credit-rating service whose stock staged a strong comeback from a low valuation. Another strong performer for the Portfolio was Temple Inland, a manufacturer of reinforced cardboard materials. The company's share price was helped after International Paper made an acquisition offer. The Portfolio also enjoyed solid results from several other holdings, including: broadcasting network CBS; Petrohawk, an energy exploration and production company; and defense contractor L3 Communications.

     On the negative side, the most noteworthy detractor from Portfolio performance during the period was office supply chain Staples, which reported disappointing earnings for the first quarter of 2011. Northern Trust, a major banking corporation with a large wealth management business, also performed poorly. The company's revenues were curtailed when cautious investment clients allocated larger portions of their assets to low-fee money market accounts. Other disappointments in the Portfolio over the six-month period included: software company Compuware; glass manufacturer Owens Illinois; banking corporation Comerica, whose share price fell after an acquisition announcement; Popular, a Puerto Rican-based bank affected by a sluggish local economy; Axis Capital Holdings, a reinsurance company hurt by heavy claims from an earthquake in New Zealand and the earthquake and tsunami in Japan; Murphy Oil, an exploration and production company; and Micron Technology, which produces memory chips.

Q:   What is your investment outlook?

A: The outlook for the economy and the markets is unclear. We think there are a number of causes for concern at the macro level, as job creation in the U.S. remains sluggish and the sovereign debt crises in Europe could have ripple effects globally. There are also many reasons to be encouraged, however, as interest rates are low, corporate balance sheets are strong, and most company managements remain reasonably bullish about their prospects for earnings improvement. Moreover, most financial institutions are in far better shape than they were several years ago. The recent increase in merger-and-acquisition activity and an increase in share buybacks are also good indications of corporate confidence.

     While the outlook may be murky, we do take encouragement from several factors. Stock valuations seem to have already discounted many of the potential negatives, fundamentals in many industries remain positive, and we believe that the Portfolio continues to hold strong businesses. In fact, we

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11                            (continued)
--------------------------------------------------------------------------------

     believe the Portfolio's recent gains in benchmark-relative performance are a validation of our consistently applied investment approach.

     Our view going forward remains the same. We plan to maintain a portfolio of high-quality businesses at attractive valuations that we believe should outperform over the long term.

     We have continued to identify opportunities for investments in businesses we like that are selling at attractive valuations. We will remain focused on individual stock research, applying our value-oriented strategy in picking stocks for the Portfolio. We think that is the best way to achieve our twin goals of preserving investors' capital while pursuing appreciation of that capital.



     Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


 Shares                                                   Value
             COMMON STOCKS - 95.8%
             Energy - 8.0%
             Integrated Oil & Gas - 2.2%
  58,400     Murphy Oil Corp.                       $  3,834,544
  76,201     QEP Resources, Inc.                       3,187,488
                                                    ------------
                                                    $  7,022,032
                                                    ------------
             Oil & Gas Drilling - 2.0%
  61,500     Ensco Plc                              $  3,277,950
 128,880     Nabors Industries, Inc.*                  3,175,603
                                                    ------------
                                                    $  6,453,553
                                                    ------------
             Oil & Gas Exploration & Production - 3.1%
  37,035     Devon Energy Corp.                     $  2,918,728
  51,390     Noble Affiliates, Inc.                    4,606,086
  97,900     Petrohawk Energy Corp.*                   2,415,193
                                                    ------------
                                                    $  9,940,007
                                                    ------------
             Oil & Gas Refining & Marketing - 0.7%
  85,945     Valero Energy Corp.                    $  2,197,614
                                                    ------------
             Total Energy                           $ 25,613,206
                                                    ------------
             Materials - 4.8%
             Diversified Chemical - 0.9%
  30,130     PPG Industries, Inc.                   $  2,735,503
                                                    ------------
             Metal & Glass Containers - 1.2%
 146,790     Owens-Illinois, Inc.*                  $  3,788,650
                                                    ------------
             Paper Packaging - 1.5%
 165,005     Temple-Inland, Inc.                    $  4,907,249
                                                    ------------
             Specialty Chemicals - 1.2%
  69,500     Ecolab, Inc.                           $  3,918,410
                                                    ------------
             Total Materials                        $ 15,349,812
                                                    ------------
             Capital Goods - 8.6%
             Aerospace & Defense - 2.3%
  44,145     L-3 Communications Holdings, Inc.      $  3,860,480
 151,730     Textron, Inc. (b)                         3,582,345
                                                    ------------
                                                    $  7,442,825
                                                    ------------
             Construction & Engineering - 1.0%
  51,100     Fluor Corp.                            $  3,304,126
                                                    ------------
             Industrial Machinery - 5.3%
  48,550     Crane Co.                              $  2,398,856
  45,200     Eaton Corp.                               2,325,540
  97,402     Ingersoll-Rand Plc (b)                    4,423,025
  55,830     Snap-On Inc.                              3,488,258
  50,415     SPX Corp.                                 4,167,304
                                                    ------------
                                                    $ 16,802,983
                                                    ------------
             Total Capital Goods                    $ 27,549,934
                                                    ------------
             Commercial Services & Supplies - 3.1%
             Environmental & Facilities Services - 1.6%
 169,800     Republic Services, Inc.                $  5,238,330
                                                    ------------
             Human Resource & Employment Services - 1.5%
  70,400     Towers Watson & Co.                    $  4,625,984
                                                    ------------
             Total Commercial Services &
             Supplies                               $  9,864,314
                                                    ------------
             Transportation - 1.4%
             Airlines - 1.4%
 384,300     Southwest Airlines Co.                 $  4,388,706
                                                    ------------
             Total Transportation                   $  4,388,706
                                                    ------------
             Automobiles & Components - 0.6%
             Auto Parts & Equipment - 0.6%
  38,300     Lear Corp.                             $  2,048,284
                                                    ------------
             Total Automobiles &
             Components                             $  2,048,284
                                                    ------------
             Consumer Durables & Apparel - 3.1%
             Homebuilding - 1.2%
 184,075     Toll Brothers, Inc.*                   $  3,817,716
                                                    ------------
             Household Appliances - 1.4%
  53,800     Whirlpool Corp.                        $  4,375,016
                                                    ------------
             Housewares & Specialties - 0.5%
  24,576     Fortune Brands, Inc.                   $  1,567,212
                                                    ------------
             Total Consumer Durables &
             Apparel                                $  9,759,944
                                                    ------------
             Consumer Services - 1.2%
             Hotels, Resorts & Cruise Lines - 1.2%
 117,150     Wyndham Worldwide Corp.                $  3,942,098
                                                    ------------
             Total Consumer Services                $  3,942,098
                                                    ------------
             Media - 1.5%
             Broadcasting - 1.5%
 170,000     CBS Corp. (Class B)                    $  4,843,300
                                                    ------------
             Total Media                            $  4,843,300
                                                    ------------
             Retailing - 2.4%
             Department Stores - 1.2%
  77,000     Kohl's Corp.                           $  3,850,770
                                                    ------------
             Specialty Stores - 1.2%
 245,100     Staples, Inc.                          $  3,872,580
                                                    ------------
             Total Retailing                        $  7,723,350
                                                    ------------
             Food, Beverage & Tobacco - 4.9%
             Distillers & Vintners - 1.3%
 201,935     Constellation Brands, Inc.*            $  4,204,287
                                                    ------------
             Packaged Foods & Meats - 3.6%
  98,100     Campbell Soup Co. (b)                  $  3,389,355
  90,400     ConAgra, Inc.                             2,333,224
 143,110     Sara Lee Corp.                            2,717,659
  39,915     The J.M. Smucker Co.                      3,051,103
                                                    ------------
                                                    $ 11,491,341
                                                    ------------
             Total Food, Beverage & Tobacco         $ 15,695,628
                                                    ------------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


    Shares                                                         Value
               Household & Personal Products - 1.0%
               Household Products - 1.0%
    75,800     Church & Dwight Co., Inc.                    $  3,072,932
                                                            ------------
               Total Household & Personal
               Products                                     $  3,072,932
                                                            ------------
               Health Care Equipment & Services - 8.2%
               Health Care Equipment - 3.2%
    58,500     Baxter International, Inc.                   $  3,491,865
    81,700     Medtronic, Inc.*                                3,147,901
    54,800     Zimmer Holdings, Inc.*                          3,463,360
                                                            ------------
                                                            $ 10,103,126
                                                            ------------
               Health Care Facilities - 1.1%
   553,800     Tenet Healthcare Corp.*                      $  3,455,712
                                                            ------------
               Managed Health Care - 3.9%
    55,073     Aetna, Inc.                                  $  2,428,169
   100,300     CIGNA Corp.                                     5,158,429
    62,315     Humana, Inc.                                    5,018,850
                                                            ------------
                                                            $ 12,605,448
                                                            ------------
               Total Health Care Equipment &
               Services                                     $ 26,164,286
                                                            ------------
               Pharmaceuticals & Biotechnology - 1.6%
               Life Sciences Tools & Services - 0.9%
    43,590     Thermo Fisher Scientific, Inc.*              $  2,806,760
                                                            ------------
               Pharmaceuticals - 0.7%
    60,539     Forest Laboratories, Inc.*                   $  2,381,604
                                                            ------------
               Total Pharmaceuticals &
               Biotechnology                                $  5,188,364
                                                            ------------
               Banks - 7.3%
               Diversified Banks - 1.3%
   125,590     Comerica, Inc.                               $  4,341,646
                                                            ------------
               Regional Banks - 6.0%
   106,600     CIT Group, Inc.*                             $  4,718,116
   440,124     KeyCorp                                         3,666,233
    66,550     PNC Bank Corp.                                  3,967,046
 1,235,030     Popular, Inc.*                                  3,408,683
   129,200     SunTrust Banks, Inc.                            3,333,360
                                                            ------------
                                                            $ 19,093,438
                                                            ------------
               Total Banks                                  $ 23,435,084
                                                            ------------
               Diversified Financials - 6.0%
               Asset Management & Custody Banks - 1.1%
    77,160     Northern Trust Corp.                         $  3,546,274
                                                            ------------
               Consumer Finance - 2.3%
    73,400     Capital One Financial Corp.                  $  3,792,578
   132,000     Discover Financial Services, Inc.*              3,531,000
                                                            ------------
                                                            $  7,323,578
                                                            ------------
               Investment Banking & Brokerage - 1.1%
   182,700     TD Ameritrade Holding Corp.                  $  3,564,477
                                                            ------------
               Specialized Finance - 1.5%
   123,024     Moody's Corp. (b)                            $  4,717,970
                                                            ------------
               Total Diversified Financials                 $ 19,152,299
                                                            ------------
               Insurance - 8.2%
               Life & Health Insurance - 4.1%
    69,600     Aflac, Inc.                                  $  3,248,928
   147,500     Lincoln National Corp.                          4,202,275
   225,894     Unum Group, Inc.                                5,755,779
                                                            ------------
                                                            $ 13,206,982
                                                            ------------
               Multi-Line Insurance - 1.2%
   140,605     Hartford Financial Services Group, Inc.      $  3,707,754
                                                            ------------
               Property & Casualty Insurance - 2.3%
   135,100     Allstate Corp.                               $  4,124,603
   101,215     Axis Capital Holdings, Ltd.                     3,133,616
                                                            ------------
                                                            $  7,258,219
                                                            ------------
               Reinsurance - 0.6%
    29,192     Renaissancere Holdings, Ltd.                 $  2,041,980
                                                            ------------
               Total Insurance                              $ 26,214,935
                                                            ------------
               Real Estate - 6.1%
               Industrial Real Estate Investment Trust - 0.9%
   189,673     First Potomac Realty Trust, Inc.             $  2,903,894
                                                            ------------
               Mortgage Real Estate Investment Trust - 0.9%
   166,360     Annaly Capital Management, Inc. (b)          $  3,001,134
                                                            ------------
               Office Real Estate Investment Trust - 2.2%
   173,200     BioMed Property Trust, Inc.                  $  3,332,368
    12,841     Boston Properties, Inc.                         1,363,201
    70,200     Mack-Cali Realty Corp.                          2,312,388
                                                            ------------
                                                            $  7,007,957
                                                            ------------
               Retail Real Estate Investment Trust - 1.1%
   180,400     Kimco Realty Corp.                           $  3,362,656
                                                            ------------
               Specialized Real Estate Investment Trust - 1.0%
   194,005     Host Hotels & Resorts, Inc.                  $  3,288,385
                                                            ------------
               Total Real Estate                            $ 19,564,026
                                                            ------------
               Software & Services - 1.3%
               Application Software - 1.3%
   410,688     Compuware Corp.*                             $  4,008,315
                                                            ------------
               Total Software & Services                    $  4,008,315
                                                            ------------
               Technology Hardware & Equipment - 4.5%
               Communications Equipment - 0.6%
    62,000     Juniper Networks, Inc.*                      $  1,953,000
                                                            ------------
               Computer Storage & Peripherals - 1.1%
   102,100     Western Digital Corp.*                       $  3,714,394
                                                            ------------
               Office Electronics - 1.9%
   574,905     Xerox Corp.                                  $  5,984,761
                                                            ------------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  Shares                                                    Value
             Technology Distributors - 0.9%
  152,900    Ingram Micro, Inc.*                     $  2,773,606
                                                     ------------
             Total Technology Hardware &
             Equipment                               $ 14,425,761
                                                     ------------
             Semiconductors - 2.8%
             Semiconductor Equipment - 1.0%
   82,500    ASM Lithography Holdings NV             $  3,049,200
                                                     ------------
             Semiconductors - 1.8%
   87,445    Analog Devices, Inc.                    $  3,422,597
  310,000    Micron Technology, Inc.*                   2,318,800
                                                     ------------
                                                     $  5,741,397
                                                     ------------
             Total Semiconductors                    $  8,790,597
                                                     ------------
             Telecommunication Services - 2.8%
             Integrated Telecommunication Services - 1.8%
  143,420    CenturyLink, Inc.                       $  5,798,471
                                                     ------------
             Wireless Telecommunication Services - 1.0%
   71,100    NII Holdings, Inc.*                     $  3,013,218
                                                     ------------
             Total Telecommunication
             Services                                $  8,811,689
                                                     ------------
             Utilities - 6.4%
             Electric Utilities - 2.6%
   75,100    Exelon Corp.                            $  3,217,284
  185,460    PPL Corp.                                  5,161,352
                                                     ------------
                                                     $  8,378,636
                                                     ------------
             Multi-Utilities - 3.8%
  140,130    Ameren Corp.                            $  4,041,349
  172,375    CMS Energy Corp.                           3,394,064
   85,835    Consolidated Edison, Inc.                  4,569,855
                                                     ------------
                                                     $ 12,005,268
                                                     ------------
             Total Utilities                         $ 20,383,904
                                                     ------------
             TOTAL COMMON STOCKS
             (Cost $265,305,532)                     $305,990,768
                                                     ------------


   Principal
  Amount ($)
             TEMPORARY CASH INVESTMENTS - 3.5%
             Securities Lending Collateral - 3.5% (c)
             Certificates of Deposit:
  339,309    Bank of America NA, 0.19%, 9/2/11       $    339,309
  339,309    Bank of Montreal Chicago,
             0.12%, 7/8/11                                339,309
  271,447    Bank of Nova Scotia, 0.30%, 6/11/12          271,447
   67,862    Bank of Nova Scotia, 0.25%, 9/29/12           67,862
  157,779    BBVA Group NY, 0.47%, 8/10/11                157,779
  190,013    BBVA Group NY, 0.36%, 7/7/11                 190,013
  237,516    BBVA Group NY, 1.19%, 7/26/11                237,516
   47,503    BNP Paribas Bank NY, 0.27%, 8/5/11            47,503

             Certificates of Deposit: (continued)
  339,309    Canadian Imperial Bank of Commerce
             NY, 0.20%, 10/3/11                      $    339,309
  271,447    DnB NOR Bank ASA NY,
             0.18%, 8/10/11                               271,447
  169,651    National Australia Bank NY,
             0.29%, 10/19/11                              169,651
  373,300    RaboBank Netherland NV NY,
             0.29%, 4/2/12                                373,300
  203,585    Royal Bank of Canada NY,
             0.32%, 12/2/11                               203,585
  135,724    SOCGEN NY, 0.28%, 7/11/11                    135,724
   67,862    SOCGEN NY, 0.26%, 7/14/11                     67,862
  101,793    SOCGEN NY, 0.16%, 7/7/11                     101,793
  339,309    Westpac Banking Corp. NY,
             0.32%, 12/6/11                               339,309
                                                     ------------
                                                     $  3,652,718
                                                     ------------
             Commercial Paper:
  135,724    American Honda Finance,
             0.34%, 1/11/12                          $    135,724
  203,529    Australia & New Zealand Banking
             Group, 0.34%, 9/6/11                         203,529
  124,259    Australia & New Zealand Banking
             Group, 0.87%, 8/4/11                         124,259
   50,888    BCSFUN, 0.22%, 7/29/11                        50,888
  339,249    CBAPP, 0.20%, 8/3/11                         339,249
   37,353    General Electric Capital Corp.,
             0.44%, 11/21/11                               37,353
  308,716    HSBC, 0.17%, 8/9/11                          308,716
  305,378    JPMorgan Chase & Co.,
             0.30%, 7/17/12                               305,378
  305,101    NESCAP, 0.25%, 12/20/11                      305,101
  271,413    NORDNA, 0.27%, 7/18/11                       271,413
  271,428    PARFIN, 0.25%, 7/11/11                       271,428
  169,655    Royal Bank of Canada NY,
             0.30%, 6/29/12                               169,655
  169,636    SANCPU, 0.39%, 7/11/11                       169,636
  169,468    SANCPU, 0.73%, 9/1/11                        169,468
  203,479    Sanofi Aventis, 0.68%, 10/20/11              203,479
  237,372    SEB, 0.30%, 9/12/11                          237,372
  135,672    SOCNAM, 0.22%, 9/1/11                        135,672
  339,309    Svenska Handelsbanken,
             0.29%, 6/29/12                               339,309
  339,309    Toyota Motor Credit Corp.,
             0.32%, 9/8/11                                339,309
  144,206    UXTPP, 0.32%, 7/1/11                         144,206
  169,631    VARFUN, 0.32%, 8/4/11                        169,631
   39,354    VARFUN, 0.32%, 8/8/11                         39,354

The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


 Principal
Amount ($)
             Commercial Paper: (continued)
    94,991   VARFUN, 0.32%, 8/9/11                   $     94,991
   135,756   Wachovia, 0.41%, 10/15/11                    135,756
   101,871   Wachovia, 0.40%, 3/1/12                      101,871
    67,899   Wells Fargo & Co., 0.36%, 1/24/12             67,899
                                                     ------------
                                                     $  4,870,646
                                                     ------------
             Tri-party Repurchase
             Agreements:
    34,426   Barclays Capital Plc, 0.01%, 7/1/11     $     34,426
   339,309   Deutsche Bank AG, 0.01%, 7/1/11              339,309
   339,309   HSBC Bank USA NA, 0.01%, 7/1/11              339,309
 1,017,927   RBS Securities, Inc., 0.02%, 7/1/11        1,017,927
                                                     ------------
                                                     $  1,730,971
                                                     ------------


    Shares
             Money Market Mutual Funds:
   542,895   Dreyfus Preferred Money Market Fund     $    542,895
   542,895   Fidelity Prime Money Market Fund             542,895
                                                     ------------
                                                     $  1,085,790
                                                     ------------
             Total Securities Lending
             Collateral                              $ 11,340,125
                                                     ------------
             TOTAL TEMPORARY CASH
             INVESTMENTS
             (Cost $11,340,125)                      $ 11,340,125
                                                     ------------
             TOTAL INVESTMENT IN
             SECURITIES - 99.3%
             (Cost $276,645,657) (a)                 $317,330,893
                                                     ------------
             OTHER ASSETS AND
             LIABILITIES - 0.7%                      $  2,235,051
                                                     ------------
             TOTAL NET ASSETS - 100.0%               $319,565,944
                                                     ============

*        Non-income producing security.
(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $278,652,213 was as follows:


         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost     $43,377,437
         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value      (4,698,757)
                                                                -----------
         Net unrealized gain                                    $38,678,680
                                                                ===========


(b)      At June 30, 2011, the following securities were out on loan:

     Shares   Description                             Value
  64,200      Annaly Capital Management, Inc.     $ 1,158,168
  59,200      Campbell Soup Co.                     2,045,360
   8,200      Ingersoll-Rand Plc                      372,362
 120,700      Moody's Corp.                         4,628,845
 127,700      Textron, Inc.                         3,014,997
                                                  -----------
              Total                               $11,219,732
                                                  ===========

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $124,520,344 and $120,418,051, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:



                       Level 1          Level 2       Level 3         Total
Common Stocks      $305,990,768      $         -        $ -      $305,990,768
Temporary Cash
  Investments                 -       10,254,335          -        10,254,335
Money Market
  Mutual Funds        1,085,790                -          -         1,085,790
                   ------------      -----------        ---      ------------
  Total            $307,076,558      $10,254,335        $ -      $317,330,893
                   ============      ===========        ===      ============


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                     Six Months
                                                        Ended           Year
                                                       6/30/11          Ended
                                                     (unaudited)      12/31/10
Class I
Net asset value, beginning of period                  $  16.93        $  14.48
                                                      --------        --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.10        $   0.18
 Net realized and unrealized gain (loss) on
  investments                                             0.88            2.43
                                                      --------        --------
  Net increase (decrease) from investment
    operations                                        $   0.98        $   2.61
Distributions to shareowners:
 Net investment income                                   (0.14)          (0.16)
 Net realized gain                                          --              --
                                                      --------        --------
Net increase (decrease) in net asset value            $   0.84        $   2.45
                                                      --------        --------
Net asset value, end of period                        $  17.77        $  16.93
                                                      ========        ========
Total return*                                             5.80%          18.22%
Ratio of net expenses to average net assets+              0.72%**         0.74%
Ratio of net investment income to average
 net assets+                                              1.03%**         1.02%
Portfolio turnover rate                                     80%**           99%
Net assets, end of period (in thousands)              $115,179        $116,729
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             0.72%**         0.74%
 Net investment income                                    1.03%**         1.02%



                                                        Year           Year             Year           Year
                                                        Ended          Ended            Ended          Ended
                                                      12/31/09        12/31/08        12/31/07        12/31/06
Class I
Net asset value, beginning of period                  $  11.72        $  19.22        $  20.32        $  25.00
                                                      --------        --------        --------        --------
Increase (decrease) from investment operations:
 Net investment income                                $   0.20        $   0.23        $   0.21        $   0.20
 Net realized and unrealized gain (loss) on
  investments                                             2.76           (6.24)           1.11            1.98
                                                      --------        --------        --------        --------
  Net increase (decrease) from investment
    operations                                        $   2.96        $  (6.01)        $  1.32        $   2.18
Distributions to shareowners:
 Net investment income                                   (0.20)          (0.19)          (0.17)          (0.26)
 Net realized gain                                          --           (1.30)          (2.25)          (6.60)
                                                      --------        --------        --------        --------
Net increase (decrease) in net asset value            $   2.76        $  (7.50)       $  (1.10)       $  (4.68)
                                                      --------        --------        --------        --------
Net asset value, end of period                        $  14.48        $  11.72        $  19.22        $  20.32
                                                      ========        ========        ========        ========
Total return*                                            25.58%         (33.58)%          5.58%          12.59%
Ratio of net expenses to average net assets+              0.75%           0.77%           0.71%           0.71%
Ratio of net investment income to average
 net assets+                                              1.39%           1.23%           0.80%           0.88%
Portfolio turnover rate                                     88%             60%             57%            104%
Net assets, end of period (in thousands)              $113,962        $103,527        $192,387        $292,001
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             0.75%           0.77%           0.71%           0.71%
 Net investment income                                    1.39%           1.23%           0.80%           0.88%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.
+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                   Six Months
                                                     Ended         Year         Year         Year          Year        Year
                                                    6/30/11        Ended        Ended       Ended         Ended       Ended
                                                  (unaudited)    12/31/10     12/31/09     12/31/08      12/31/07    12/31/06
Class II
Net asset value, beginning of period               $  16.83      $  14.41     $  11.66     $  19.13      $  20.24    $  24.72
                                                   --------      --------     --------     --------      --------    --------
Increase (decrease) from investment operations:
 Net investment income                             $   0.06      $   0.09     $   0.10     $   0.16      $   0.10    $   0.07
 Net realized and unrealized gain (loss) on
  investments                                          0.90          2.46         2.81        (6.18)         1.17        2.05
                                                   --------      --------     --------     --------      --------    --------
  Net increase (decrease) from investment
    operations                                     $   0.96      $   2.55     $   2.91     $  (6.03)     $   1.27    $   2.12
Distributions to shareowners:
 Net investment income                                (0.11)        (0.13)       (0.16)       (0.14)        (0.13)         --
 Net realized gain                                       --            --           --        (1.30)        (2.25)      (6.60)
                                                   --------      --------     --------     --------      --------    --------
Net increase (decrease) in net asset value         $   0.85      $   2.42     $   2.75     $  (7.47)     $  (1.11)   $  (4.48)
                                                   --------      --------     --------     --------      --------    --------
Net asset value, end of period                     $  17.68      $  16.83     $  14.41     $  11.66      $  19.13    $  20.24
                                                   ========      ========     ========     ========      ========    ========
Total return*                                          5.70%        17.89%       25.26%      (33.76)%        5.35%      12.27%
Ratio of net expenses to average net assets+           0.97%**       0.99%        1.00%        1.02%         0.96%       0.96%
Ratio of net investment income to average
 net assets+                                           0.80%**       0.79%        1.14%        1.00%         0.63%       0.63%
Portfolio turnover rate                                  80%**         99%          88%          60%           57%        104%
Net assets, end of period (in thousands)           $204,387      $179,212     $125,589     $ 78,419      $124,722    $100,696

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.
+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $11,219,732) (cost $276,645,657)  $ 317,330,893
 Cash                                                                                          11,606,088
 Receivables --
   Investment securities sold                                                                   3,205,041
   Portfolio shares sold                                                                          296,245
   Dividends                                                                                      512,639
                                                                                            -------------
    Total assets                                                                            $ 332,950,906
                                                                                            -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                          $   1,755,420
   Portfolio shares repurchased                                                                   228,987
   Upon return of securities loaned                                                            11,340,125
 Due to affiliates                                                                                 11,119
 Accrued expenses                                                                                  49,311
                                                                                            -------------
    Total liabilities                                                                       $  13,384,962
                                                                                            -------------
NET ASSETS:
 Paid-in capital                                                                            $ 289,447,961
 Undistributed net investment income                                                            1,512,866
 Accumulated net realized loss on investments                                                 (12,080,119)
 Net unrealized gain on investments                                                            40,685,236
                                                                                            -------------
    Total net assets                                                                        $ 319,565,944
                                                                                            =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $115,179,416/6,481,011 shares)                                           $       17.77
                                                                                            =============
 Class II (based on $204,386,528/11,561,179 shares)                                         $       17.68
                                                                                            =============


The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11


INVESTMENT INCOME:
 Dividends                                                 $ 2,717,679
 Interest                                                        2,105
 Income from securities loaned, net                             13,622
                                                           -----------
  Total investment income                                                   $  2,733,406
                                                                            ------------
EXPENSES:
 Management fees                                           $ 1,007,065
 Transfer agent fees and expenses
   Class I                                                         711
   Class II                                                        688
 Distribution fees
   Class II                                                    240,386
 Administrative reimbursements                                  45,545
 Custodian fees                                                 16,336
 Professional fees                                              25,533
 Printing expense                                               15,238
 Fees and expenses of nonaffiliated trustees                     5,002
 Miscellaneous                                                   3,241
                                                           -----------
   Total expenses                                                           $  1,359,745
                                                                            ------------
   Net expenses                                                             $  1,359,745
                                                                            ------------
     Net investment income                                                  $  1,373,661
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on:
   Investments                                             $19,068,554
   Class Action                                                 80,981      $ 19,149,535
                                                           -----------      ------------
 Change in net unrealized gain on Investments:                              $ (3,501,001)
                                                                            ------------
 Net gain on investments                                                    $ 15,648,534
                                                                            ------------
 Net increase in net assets resulting from operations                       $ 17,022,195
                                                                            ============


14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively


                                                              Six Months
                                                                Ended
                                                               6/30/11          Year Ended
                                                             (unaudited)         12/31/10
FROM OPERATIONS:
Net investment income                                       $   1,373,661     $   2,292,785
Net realized gain on investments                               19,149,535        22,979,900
Change in net unrealized gain (loss) on investments            (3,501,001)       19,301,729
                                                            -------------     -------------
  Net increase in net assets resulting from operations      $  17,022,195     $  44,574,414
                                                            -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.14 and $0.16 per share, respectively)         $    (890,937)    $  (1,177,856)
  Class II ($0.11 and $0.13 per share, respectively)           (1,218,790)       (1,256,888)
                                                            -------------     -------------
    Total distributions to shareowners                      $  (2,109,727)    $  (2,434,744)
                                                            -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  28,999,524     $  47,376,267
Reinvestment of distributions                                   2,109,728         2,434,744
Cost of shares repurchased                                    (22,397,254)      (35,559,903)
                                                            -------------     -------------
  Net increase in net assets resulting from
    Portfolio share transactions                            $   8,711,998     $  14,251,108
                                                            -------------     -------------
  Net increase in net assets                                $  23,624,466     $  56,390,778

NET ASSETS:
Beginning of period                                           295,941,478       239,550,700
                                                            -------------     -------------
End of period                                               $ 319,565,944     $ 295,941,478
                                                            =============     =============
Undistributed net investment income                         $   1,512,866     $   2,248,932
                                                            =============     =============


                                    '11 Shares       '11 Amount
                                   (unaudited)       (unaudited)        '10 Shares        '10 Amount
CLASS I
Shares sold                           146,101      $   2,598,720           323,929      $   4,954,312
Reinvestment of distributions          51,321            890,938            82,424          1,177,856
Less shares repurchased              (612,009)       (10,842,447)       (1,382,290)       (21,061,007)
                                    ---------      -------------        ----------      -------------
  Net decrease                       (414,586)     $  (7,352,789)         (975,937)     $ (14,928,839)
                                    =========      =============        ==========      =============
CLASS II
Shares sold                         1,499,779      $  26,400,804         2,796,801      $  42,421,955
Reinvestment of distributions          70,573          1,218,790            88,389          1,256,888
Less shares repurchased              (657,337)       (11,554,807)         (955,062)       (14,498,896)
                                    ---------      -------------        ----------      -------------
  Net increase                        913,015      $  16,064,787         1,930,128      $  29,179,947
                                    =========      =============        ==========      =============


The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2011, the Portfolio had no outstanding portfolio or settlement hedges.


D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2010 the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:


------------------------------------------------
                                        2010
------------------------------------------------
  Distributions paid from:
  Ordinary income                   $ 2,434,744
                                    -----------
    Total distributions             $ 2,434,744
                                    ===========
  Distributable Earnings
  (Accumulated Losses):
  Undistributed ordinary income     $ 2,247,965
  Capital loss carryforward         (29,222,131)
  Unrealized appreciation            42,179,681
                                    -----------
    Total                           $15,205,515
                                    ===========

------------------------------------------------


E. Portfolio Shares and Class Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended December 31, 2010 the Portfolio recognized gains of $80,981 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.


F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,906 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,824 in transfer agent fees payable to PIMSS at June 30, 2011.


4. Distribution Plan
The Portfolio has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,389 in distribution fees payable to PFD at June 30, 2011.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Subsequent Events
On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO} PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19609-05-0811



                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares



                                                               SEMIANNUAL REPORT
                                                                   June 30, 2011

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                           9
  Notes to Financial Statements                 14
  Trustees, Officers and Service Providers      18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------


Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       83.8%
Temporary Cash Investments                               16.2%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Apartment                                                16.9%
Regional Mall                                            14.2%
Office                                                   13.3%
Health Care                                              11.1%
Shopping Center                                           9.2%
Diversified                                               8.8%
Industrial                                                8.2%
Storage                                                   7.6%
Hotel                                                     6.6%
Triple Net Lease                                          3.0%
Manufactured Home                                         1.1%


Five Largest Holdings
(As a percentage of equity holdings)*

  1.     Simon Property Group, Inc.     10.03%
  2.     Equity Residential Property
         Trust                           7.34
  3.     Boston Properties, Inc.         5.55
  4.     Public Storage, Inc.            5.18
  5.     AvalonBay
         Communities, Inc.               5.15

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/11       12/31/10
  Class I                     $ 17.89       $ 16.34
  Class II                    $ 17.90       $ 16.35


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.1900       $  -              $  -
  Class II                  $ 0.1700       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[The following data was represented as a line chart in the printed material]

               Pioneer           Pioneer
              Real Estate      Real Estate
              Shares VCT       Shares VCT           MSCI
              Portfolio,       Portfolio,        U.S. REIT
               Class I          Class II           Index
6/01            10,000           10,000           10,000
                11,450           11,422           11,606
6/03            11,719           11,660           12,063
                15,106           14,994           15,239
6/05            20,402           20,196           20,257
                25,242           24,929           24,237
6/07            27,835           27,425           27,158
                23,764           23,350           23,317
6/09            13,628           13,384           13,119
                21,285           20,867           20,364
6/11            28,280           27,673           27,306


The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

----------------------------------------
             Class I       Class II
----------------------------------------
10 Years     10.96%        10.72%
5 Years       2.30%         2.11%
1 Year       32.86%        32.62%


All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/11         $ 1,107.10       $ 1,105.70
       Expenses Paid During Period*            $     5.64       $     6.89

* Expenses are equal to the Portfolio's annualized expense ratio of 1.08% and 1.32% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/11         $ 1,019.44       $ 1,018.25
       Expenses Paid During Period*            $     5.41       $     6.61

* Expenses are equal to the Portfolio's annualized expense ratio of 1.08% and 1.32% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
----------------------------------------------------------------------------

Real estate investments enjoyed strong absolute and relative performance in the first half of 2011, outperforming the broader equities market amid great market volatility and shifting investor sentiment. In the following interview, Matthew Troxell of AEW Capital Management, L.P., the Portfolio's subadviser, discusses the Portfolio's performance and investment strategies over the six months ended June 30, 2011, and his outlook for the months ahead.

Q:   How did the Portfolio perform over the six months ended June 30, 2011?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 10.71% at net asset value over the six months ended June 30, 2011, and Class II shares returned 10.57%. Over the same period, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust (REIT) Index, returned 10.32%, while the average return of the 66 variable portfolios in Lipper's Real Estate Underlying Funds category was 8.60%.

     Recent merger and acquisition activity as well as attractive yields for REITs, positive inflows and slowly improving commercial real estate market fundamentals contributed to a rewarding six-month period for both the Portfolio and the sector as a whole.

Q: Which holdings or strategies contributed most to the Portfolio's performance during the six-month period ended June 30, 2011?

A: The Portfolio's top contributors included overweight positions in Nationwide Health Properties and Extra Space Storage. Nationwide Health Properties benefited from the February 2011 announcement that the company had agreed to be acquired by Ventas, another health-care REIT, at a premium over its share price. The combined company created the largest health-care REIT in the country. Extra Space Storage's outperformance during the period was attributable to the company's continued strong operating results and solid balance sheet.

     In terms of sector allocation, our decision to underweight the Portfolio to investments in the underperforming health-care sector, and to overweight investments in the outperforming storage sector proved most beneficial for Portfolio returns. Stock selection in the apartment, office, regional mall, and storage sectors also was rewarding for the Portfolio over the six-month period.

Q: What holdings or strategies proved disappointing for the Portfolio over the six-month period ended June 30, 2011?

A: The industrial REIT First Potomac Realty lagged during the period as a result of a higher-than-anticipated number of tenant departures. Despite the underperformance, we remain confident in the company's ability to make attractive acquisitions and its potential for accelerating income growth as the economy improves. The health-care REIT, Omega Healthcare Investors, also lagged, but not because of any material, company-specific developments in our opinion. We continue to believe that the company represents a solid relative value.

     On a sector allocation basis, the Portfolio's underweight position in the outperforming regional mall sector and its modest cash balance were the biggest detractors from performance, in light of the REIT sector's positive absolute performance over the six-month period.


     A Word About Risk:

     The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     These risks may increase share price volatility.

     Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

     Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: In your opinion, are the various subsectors of the real estate market experiencing improving fundamentals?

A: The health of the various property subsectors is closely tied to the lease structure between tenants and landlords. Short-lease sectors such as hotels, apartments, and self-storage facilities have been recovering strongly for more than a year; the gains have been reflected in both rents and occupancy rates and have flowed into net operating income growth as well. More recently, hotels have slipped somewhat as the economy has slowed. While absorption has turned positive for the longer-lease sectors such as office, industrial and retail, occupancies have risen only modestly in the office and industrial areas and have actually declined somewhat in retail, as retailers have been holding back on store expansions until the direction of the economic recovery becomes clear.

Q: Given market fundamentals, are real estate companies growing dividends or maintaining the status quo?

A: Broadly speaking, dividends have been increasing since the financial crisis forced many REITs to cut or even discontinue them. Thus far in 2011, many REITs have increased dividends, and payout ratios remain low enough that many REITs have substantial freedom to increase dividends even further. Moreover, earnings in the longer-lease sectors appear poised to recover from depressed levels. As long as the economic recovery remains intact, we expect dividend increases to be a driving force behind total returns for REITs in the coming years.

Q:   What is your outlook for the real estate sector?

A: While REITs are generally performing somewhat better than their private sector counterparts and are further along in their recovery, they are still coming back from the depressed levels experienced in 2009 and 2010. Assuming the economic recovery continues, we think the real estate sector should see several years of positive earnings momentum as property fundamentals continue to improve.

     We expect to continue to maintain a broadly diversified portfolio, with exposure to every major region and sector, while employing multiple checks to make sure that the Portfolio is getting exposure to companies with varying leverage levels, yields and other risk factors. Risk cannot be avoided, but we seek to manage risk in order to help the Portfolio achieve the most attractive risk-adjusted returns possible.






Please refer to the Schedule of Investments on pages 6 to 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


        Shares                                                        Value
                       COMMON STOCKS - 99.4%
                       Consumer Durables &
                       Apparel - 0.0%
                       Homebuilding - 0.0%
         2,232         Brookfield Residential*                   $    22,141
                                                                 -----------
                       Total Consumer Durables &
                       Apparel                                   $    22,141
                                                                 -----------
                       Consumer Services - 2.5%
                       Hotels, Resorts &
                       Cruise Lines - 2.5%
        24,500         Pebblebrook Hotel Trust                   $   494,655
        13,400         Starwood Hotels & Resorts
                       Worldwide, Inc.                               750,936
                                                                 -----------
                                                                 $ 1,245,591
                                                                 -----------
                       Total Consumer Services                   $ 1,245,591
                                                                 -----------
                       Real Estate - 96.9%
                       Diversified Real Estate
                       Investment Trusts - 8.8%
        15,454         American Assets Trust, Inc.               $   346,942
        40,200         Liberty Property Trust                      1,309,716
        34,600         Retail Opportunity Investment Corp.           372,296
        26,500         Vornado Realty Trust (b)                    2,469,270
                                                                 -----------
                                                                 $ 4,498,224
                                                                 -----------
                       Industrial Real Estate
                       Investment Trusts - 7.5%
        90,000         DCT Industrial Trust, Inc. (b)            $   470,700
        40,000         Dupont Fabros Technology, Inc. (b)          1,008,000
        46,400         First Potomac Realty Trust                    710,384
        46,100         Prologis, Inc.                              1,652,224
                                                                 -----------
                                                                 $ 3,841,308
                                                                 -----------
                       Office Real Estate
                       Investment Trusts - 13.6%
         9,600         Alexandria Real Estate Equities, Inc.     $   743,232
        45,300         BioMed Property Trust, Inc.                   871,572
        26,500         Boston Properties, Inc. (b)                 2,813,240
        10,300         CoreSite Realty Corp.                         168,920
         6,500         Corporate Office Properties Trust, Inc.       202,215
         4,900         Digital Realty Trust, Inc. (b)                302,722
        35,700         Kilroy Realty Corp.                         1,409,793
        19,500         Piedmont Office Realty Trust, Inc. (b)        397,605
                                                                 -----------
                                                                 $ 6,909,299
                                                                 -----------
                       Real Estate
                       Operating Companies - 0.8%
        21,800         Brookfield Office Properties, Inc.        $   420,304
                                                                 -----------
                       Residential Real Estate
                       Investment Trusts - 18.0%
         7,500         American Campus Communities, Inc.         $   266,400
        20,300         AvalonBay Communities, Inc.*                2,606,520
        19,500         Camden Property Trust*                      1,240,590
        23,400         Campus Crest Communities, Inc.                302,796

                       Residential Real Estate
                       Investment Trusts - (continued)
         9,100         Equity Lifestyle Properties, Inc.         $   568,204
        62,000         Equity Residential Property Trust           3,720,000
         3,400         Essex Property Trust, Inc. (b)                459,986
                                                                 -----------
                                                                 $ 9,164,496
                                                                 -----------
                       Retail Real Estate
                       Investment Trusts - 23.8%
        57,300         Developers Diversified Realty Corp. (b)   $   807,930
        18,200         Federal Realty Investment Trust             1,550,276
        76,400         Kite Realty Group Trust                       380,472
        18,500         National Retail Properties, Inc. (b)          453,435
        29,600         Ramco-Gershenson Properties Trust             366,448
         4,300         Realty Income Corp. (b)                       144,007
        26,900         Regency Centers Corp. (b)                   1,182,793
        43,700         Simon Property Group, Inc.                  5,079,251
         4,200         Taubman Centers, Inc.                         248,640
        35,400         The Macerich Co. (b)                        1,893,900
                                                                 -----------
                                                                 $12,107,152
                                                                 -----------
                       Specialized Real Estate
                       Investment Trusts - 24.4%
        19,400         Entertainment Properties Trust            $   905,980
        57,000         Extra Space Storage, Inc.                   1,215,810
        57,700         HCP, Inc.                                   2,117,013
        10,300         HealthCare REIT, Inc. (b)                     540,029
        98,000         Host Hotels & Resorts, Inc.                 1,661,100
        47,200         Nationwide Health Properties, Inc.          1,954,552
        47,000         Omega Healthcare Investors                    987,470
        23,000         Public Storage, Inc.                        2,622,230
        25,300         RLJ Lodging Trust                             439,461
                                                                 -----------
                                                                 $12,443,645
                                                                 -----------
                       Total Real Estate                         $49,384,428
                                                                 -----------
                       TOTAL COMMON STOCKS
                       (Cost $24,407,884)                        $50,652,160
                                                                 -----------

     Principal
    Amount ($)
                       TEMPORARY CASH
                       INVESTMENTS - 19.2%
                       Securities Lending
                       Collateral - 19.2% (c)
                       Certificates of Deposit:
       292,927         Bank of America NA, 0.19%, 9/2/11         $   292,927
       292,927         Bank of Montreal Chicago,
                       0.12%, 7/8/11                                 292,927
       234,342         Bank of Nova Scotia, 0.30%, 6/11/12           234,342
        58,585         Bank of Nova Scotia, 0.25%, 9/29/12            58,585
       136,211         BBVA Group NY, 0.47%, 8/10/11                 136,211
       164,039         BBVA Group NY, 0.36%, 7/7/11                  164,039
       205,049         BBVA Group NY, 1.19%, 7/26/11                 205,049
        41,010         BNP Paribas Bank NY, 0.27%, 8/5/11             41,010


6
      The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        Principal
        Amount ($)                                                    Value
                         Certificates of Deposit - (continued)
          292,927        Canadian Imperial Bank of Commerce
                         NY, 0.20%, 10/3/11                    $   292,927
          234,342        DnB NOR Bank ASA NY,
                         0.18%, 8/10/11                            234,342
          146,460        National Australia Bank NY,
                         0.29%, 10/19/11                           146,460
          322,272        RaboBank Netherland NV NY,
                         0.29%, 4/2/12                             322,272
          175,756        Royal Bank of Canada NY, 0.32%,
                         12/2/11                                   175,756
          117,171        SOCGEN NY, 0.28%, 7/11/11                 117,171
           58,585        SOCGEN NY, 0.26%, 7/14/11                  58,585
           87,878        SOCGEN NY, 0.16%, 7/7/11                   87,878
          292,927        Westpac Banking Corp. NY, 0.32%,
                         12/6/11                                   292,927
                                                               -----------
                                                               $ 3,153,408
                                                               -----------
                         Commercial Paper:
          117,171        American Honda Finance,
                         0.34%, 1/11/12                        $   117,171
          175,707        Australia & New Zealand Banking
                         Group, 0.34%, 9/6/11                      175,707
          107,273        Australia & New Zealand Banking
                         Group, 0.87%, 8/4/11                      107,273
           43,932        BCSFUN, 0.22%, 7/29/11                     43,932
          292,876        CBAPP, 0.20%, 8/3/11                      292,876
           32,247        General Electric Capital Corp.,
                         0.44%, 11/21/11                            32,247
          266,516        HSBC, 0.17%, 8/9/11                       266,516
          263,634        JPMorgan Chase & Co., 0.30%,
                         7/17/12                                   263,634
          263,395        NESCAP, 0.25%, 12/20/11                   263,395
          234,312        NORDNA, 0.27%, 7/18/11                    234,312
          234,325        PARFIN, 0.25%, 7/11/11                    234,325
          146,464        Royal Bank of Canada NY,
                         0.30%, 6/29/12                            146,464
          146,448        SANCPU, 0.39%, 7/11/11                    146,448
          146,302        SANCPU, 0.73%, 9/1/11                     146,302
          175,664        Sanofi Aventis, 0.68%, 10/20/11           175,664
          204,924        SEB, 0.30%, 9/12/11                       204,924
          117,126        SOCNAM, 0.22%, 9/1/11                     117,126
          292,927        Svenska Handelsbanken,
                         0.29%, 6/29/12                            292,927
          292,927        Toyota Motor Credit Corp.,
                         0.32%, 9/8/11                             292,927
          124,494        UXTPP, 0.32%, 7/1/11                      124,494
          146,443        VARFUN, 0.32%, 8/4/11                     146,443
           33,974        VARFUN, 0.32%, 8/8/11                      33,974
           82,006        VARFUN, 0.32%, 8/9/11                      82,006
          117,199        Wachovia, 0.41%, 10/15/11                 117,199
           87,946        Wachovia, 0.40%, 3/1/12                    87,946

                         Commercial Paper  - (continued)
           58,618        Wells Fargo & Co., 0.36%, 1/24/12     $    58,618
                                                               -----------
                                                               $ 4,204,850
                                                               -----------
                         Tri-party Repurchase
                         Agreements:
           29,720        Barclays Capital Plc, 0.01%, 7/1/11   $    29,720
          292,927        Deutsche Bank AG, 0.01%, 7/1/11           292,927
          292,927        HSBC Bank USA NA, 0.01%, 7/1/11           292,927
          878,781        RBS Securities, Inc., 0.02%, 7/1/11       878,781
                                                               -----------
                                                               $ 1,494,355
                                                               -----------

           Shares
                         Money Market Mutual Funds:
          468,683        Dreyfus Preferred Money Market Fund   $   468,683
          468,683        Fidelity Prime Money Market Fund          468,683
                                                               -----------
                                                               $   937,366
                                                               -----------
                         Total Securities
                         Lending Collateral                    $ 9,789,979
                                                               -----------
                         TOTAL TEMPORARY CASH
                         INVESTMENTS
                         (Cost $9,789,979)                     $ 9,789,979
                                                               -----------
                         TOTAL INVESTMENT IN
                         SECURITIES - 118.6%
                         (Cost $34,197,863)(a)                 $60,442,139
                                                               -----------
                         OTHER ASSETS AND
                         LIABILITIES - (18.6)%                 $(9,492,150)
                                                               -----------
                         TOTAL NET ASSETS - 100.0%             $50,949,989
                                                               ===========

*        Non-income producing security.
(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $35,651,451 was as follows:


       Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost      $26,278,748
       Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value       (1,488,060)
                                                               -----------
       Net unrealized gain                                     $24,790,688
                                                               ===========

(b)      At June 30, 2011, the following securities were out on loan:

     Shares       Description                                 Value
       12,800     Boston Properties, Inc.                 $1,359,360
       46,400     DCT Industrial Trust, Inc.                 241,280
       54,000     Developers Diversified Realty Corp.        761,400
        4,825     Digital Realty Trust, Inc.                 298,185
       39,591     Dupont Fabros Technology, Inc.             997,693
          300     Essex Property Trust, Inc.                  40,590
        9,000     HealthCare REIT, Inc.                      471,600
       29,200     The Macerich Co.                         1,562,200
       18,300     National Retail Properties, Inc.           448,350
       19,300     Piedmont Office Realty Trust, Inc.         393,720
        4,000     Realty Income Corp.                        134,000
       26,600     Regency Centers Corp.                    1,170,400
       18,200     Vornado Realty Trust                     1,696,240
                                                          ----------
                  Total                                   $9,575,018
                                                          ==========


The accompanying notes are an integral part of these financial statements.
                                                                               7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $1,711,433 and $10,553,504, respectively.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:


                       Level 1         Level 2      Level 3         Total
Common Stocks      $50,652,160      $        -        $  -     $50,652,160
Temporary Cash
  Investments                -       8,852,613           -       8,852,613
Money Market
  Mutual Funds         937,366               -           -         937,366
                   -----------      ----------        ----     -----------
Total              $51,589,526      $8,852,613        $  -     $60,442,139
                   ===========      ==========        ====     ===========


8
      The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                   Six Months
                                                     Ended
                                                    6/30/11     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  (unaudited)    12/31/10     12/31/09     12/31/08     12/31/07     12/31/06
Class I
Net asset value, beginning of period               $  16.34      $  13.04     $  10.41     $  23.49     $  33.01     $  26.13
                                                   --------      --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                             $   0.20      $   0.24     $   0.35     $   0.49     $   0.55     $   0.45
 Net realized and unrealized gain (loss) on
  investments                                          1.54          3.46         2.76        (6.87)       (6.29)        8.70
                                                   --------      --------     --------     --------     --------     --------
  Net increase (decrease) from investment
    operations                                     $   1.74      $   3.70     $   3.11     $  (6.38)    $  (5.74)    $   9.15
Distributions to shareholders:
 Net investment income                                (0.19)        (0.40)       (0.35)       (0.49)       (0.47)       (0.39)
 Net realized gain                                       --            --           --        (5.96)       (3.31)       (1.88)
 Tax return of capital                                   --            --        (0.13)       (0.25)          --           --
                                                   --------      --------     --------     --------     --------     --------
Net increase (decrease) in net asset value         $   1.55      $   3.30     $   2.63     $ (13.08)    $  (9.52)    $   6.88
                                                   --------      --------     --------     --------     --------     --------
Net asset value, end of period                     $  17.89      $  16.34     $  13.04     $  10.41     $  23.49     $  33.01
                                                   ========      ========     ========     ========     ========     ========
Total return*                                         10.71%        28.70%       31.64%      (38.19)%     (18.88)%      36.82%
Ratio of net expenses to average net assets+           1.08%**       1.03%        1.10%        1.04%        0.91%        0.91%
Ratio of net investment income to average net
 assets+                                               2.33%**       1.68%        3.48%        2.57%        1.65%        1.43%
Portfolio turnover rate                                   7%**         11%          30%          22%          15%          18%
Net assets, end of period (in thousands)           $ 11,494      $ 11,035     $ 10,151     $  9,513     $ 19,636     $ 34,597

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.
+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                   Six Months
                                                     Ended
                                                    6/30/11     Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                  (unaudited)    12/31/10     12/31/09      12/31/08     12/31/07     12/31/06
Class II
Net asset value, beginning of period               $  16.35      $  13.03     $  10.38      $  23.45     $  32.96     $  26.09
                                                   --------      --------     --------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                             $   0.18      $   0.19     $   0.33      $   0.45     $   0.46     $   0.36
 Net realized and unrealized gain (loss) on
  investments                                          1.54          3.49         2.78         (6.86)       (6.27)        8.70
                                                   --------      --------     --------      --------     --------     --------
  Net increase (decrease) from investment
    operations                                     $   1.72      $   3.68     $   3.11      $  (6.41)    $  (5.81)    $   9.06
Distributions to shareholders:
 Net investment income                                (0.17)        (0.36)       (0.33)        (0.45)       (0.39)       (0.31)
 Net realized gain                                       --            --           --         (5.96)       (3.31)       (1.88)
 Tax return of capital                                   --            --        (0.13)        (0.25)          --           --
                                                   --------      --------     --------      --------     --------     --------
Net increase (decrease) in net asset value         $   1.55      $   3.32     $   2.65      $ (13.07)    $  (9.51)    $   6.87
                                                   --------      --------     --------      --------     --------     --------
Net asset value, end of period                     $  17.90      $  16.35     $  13.03      $  10.38     $  23.45     $  32.96
                                                   ========      ========     ========      ========     ========     ========
Total return*                                         10.57%        28.53%       31.56%       (38.35)%     (19.09)%      36.48%
Ratio of net expenses to average net assets+           1.32%**       1.27%        1.33%         1.30%        1.16%        1.16%
Ratio of net investment income to average net
 assets+                                               2.09%**       1.45%        3.21%         2.41%        1.44%        1.22%
Portfolio turnover rate                                   7%**         11%          30%           22%          15%          18%
Net assets, end of period (in thousands)           $ 39,456      $ 38,057      $39,638      $ 32,712     $ 54,005     $ 85,175

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**     Annualized.

+      Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10
      The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $9,575,018) (cost $34,197,863)      $ 60,442,139
 Cash                                                                                              245,726
 Receivables --
   Portfolio shares sold                                                                             4,683
   Dividends                                                                                       173,879
 Other                                                                                                 285
                                                                                              ------------
    Total assets                                                                              $ 60,866,712
                                                                                              ------------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                                                               $     73,082
   Upon return of securities loaned                                                              9,789,979
 Due to affiliates                                                                                   5,307
 Accrued expenses                                                                                   48,355
                                                                                              ------------
    Total liabilities                                                                         $  9,916,723
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $ 29,970,125
 Undistributed net investment income                                                                34,750
 Accumulated net realized loss on investments                                                   (5,299,162)
 Net unrealized gain on investments                                                             26,244,276
                                                                                              ------------
    Total net assets                                                                          $ 50,949,989
                                                                                              ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $11,493,542/642,371 shares)                                                $      17.89
                                                                                              ============
 Class II (based on $39,456,447/2,203,883 shares)                                             $      17.90
                                                                                              ============


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $916)         $846,733
 Interest                                                        12
 Income from securities loaned, net                           8,655
                                                           --------
  Total investment income                                                $  855,400
                                                                         ----------
EXPENSES:
 Management fees                                           $200,946
 Transfer agent fees
  Class I                                                       744
  Class II                                                      708
 Distribution fees
  Class II                                                   48,659
 Administrative reimbursements                                7,360
 Custodian fees                                               6,679
 Professional fees                                           28,653
 Printing expense                                            18,630
 Fees and expenses of nonaffiliated trustees                  3,761
 Miscellaneous                                                  719
                                                           --------
  Total expenses                                                         $  316,859
                                                                         ----------
   Net investment income                                                 $  538,541
                                                                         ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                        $3,829,533
                                                                         ----------
 Change in net unrealized gain on investments                            $  746,671
                                                                         ----------
 Net gain on investments                                                 $4,576,204
                                                                         ----------
 Net increase in net assets resulting from operations                    $5,114,745
                                                                         ==========


12
      The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively


                                                                                              Six Months
                                                                                                Ended
                                                                                               6/30/11           Year Ended
                                                                                             (unaudited)          12/31/10
FROM OPERATIONS:
Net investment income                                                                       $    538,541       $     783,574
Net realized gain on investments                                                               3,829,533           2,091,118
Change in net unrealized gain on investments                                                     746,671          10,216,043
                                                                                            ------------       -------------
  Net increase in net assets resulting from operations                                      $  5,114,745       $  13,090,735
                                                                                            ------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.19 and $0.40 per share, respectively)                                          $   (123,543)      $    (284,941)
 Class II ($0.17 and $0.36 per share, respectively)                                             (380,248)         (1,015,044)
                                                                                            ------------       -------------
  Total distributions to shareowners                                                        $   (503,791)      $  (1,299,985)
                                                                                            ------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $  2,382,238       $   5,890,957
Reinvestment of distributions                                                                    503,791           1,299,985
Cost of shares repurchased                                                                    (5,639,418)        (19,678,162)
                                                                                            ------------       -------------
 Net decrease in net assets resulting from resulting from Portfolio share transactions      $ (2,753,389)      $ (12,487,220)
                                                                                            ------------       -------------
 Net increase (decrease) in net assets                                                      $  1,857,565       $    (696,470)

NET ASSETS:
Beginning of period                                                                           49,092,424          49,788,894
                                                                                            ------------       -------------
End of period                                                                               $ 50,949,989       $  49,092,424
                                                                                            ============       =============
Undistributed net investment income                                                         $     34,750       $          --
                                                                                            ============       =============


                                    '11 Shares       '11 Amount        '10 Shares         '10 Amount
                                   (unaudited)      (unaudited)
CLASS I
Shares sold                            20,599      $    355,404            52,774       $     790,235
Reinvestment of distributions           7,226           123,543            19,089             284,941
Less shares repurchased               (60,879)       (1,052,520)         (175,162)         (2,563,281)
                                     --------      ------------        ----------       -------------
  Net decrease                        (33,054)     $   (573,573)         (103,299)      $  (1,488,105)
                                     ========      ============        ==========       =============
CLASS II
Shares sold                           118,367      $  2,026,834           343,908       $   5,100,722
Reinvestment of distributions          22,227           380,248            67,927           1,015,044
Less shares repurchased              (264,689)       (4,586,898)       (1,125,459)        (17,114,881)
                                     --------      ------------        ----------       -------------
  Net decrease                       (124,095)     $ (2,179,816)         (713,624)      $ (10,999,115)
                                     ========      ============        ==========       =============


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:


--------------------------------------------
                                      2010
--------------------------------------------
  Distributions paid from:
  Ordinary income               $ 1,299,985
                                -----------
   Total distributions          $ 1,299,985
                                ===========
  Distributable Earnings:
  Capital loss carryforward     $(7,675,107)
  Unrealized appreciation        24,044,017
                                -----------
   Total                        $16,368,910
                                ===========
--------------------------------------------


   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


D. Portfolio Shares and Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.


E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million; and 0.75% of the Portfolio's average daily net assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,156 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.


3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,881 in transfer agent fees payable to PIMSS at June 30, 2011.


4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Liabilities is $270 in distribution fees payable to PFD at June 30, 2011.

5. Subsequent Events
In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Investment Subadviser
AEW Capital Management, L.P.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   19614-05-0811



                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2011

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        7
  Financial Statements                          29
  Notes to Financial Statements                 34
  Trustees, Officers and Service Providers      40

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/11
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Corporate Bonds                                          45.3%
Collateralized Mortgage Obligations                      12.7%
Senior Floating Rate Loan Interests                      10.3%
Foreign Government Bonds                                  8.4%
Municipal Bonds                                           6.4%
U.S. Government Securities                                5.8%
Asset Backed Securities                                   5.3%
Convertible Corporate Bonds                               3.6%
Preferred Stocks                                          1.7%
Common Stocks                                             0.4%
Temporary Cash Investments                                0.1%


Maturity Distribution
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

0-2 years                                                10.9%
2-5 years                                                27.0%
5-7 years                                                22.7%
7-10 years                                               20.2%
10-20 years                                              10.3%
20+ years                                                 8.9%


Five Largest Holdings
(As a percentage of long-term holdings)*

  1.     Canada Housing Trust No. 1,
           3.75%, 3/15/20                  1.67%
  2.     Flextronics Semiconductor,
           Ltd., A Closing Date Loan,
           10/1/14                         0.87
  3.     Residential Asset Securities,
           0.66%, 5/25/33                  0.87
  4.     Government of France, 3.75%,
           4/25/17                         0.84
  5.     Norway Government Bond,
           4.25%, 5/19/17                  0.80

*The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/11
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       6/30/11       12/31/10
  Class I                     $ 10.67       $ 10.63
  Class II                    $ 10.65       $ 10.62


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/11 - 6/30/11)          Income         Capital Gains     Capital Gains
  Class I                   $ 0.2680       $  -              $ 0.0507
  Class II                  $ 0.2570       $  -              $ 0.0507

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[The following data was represented as a line chart in the printed material]

                    Pioneer        Pioneer
                   Strategic      Strategic        Barclays
                  Income VCT     Income VCT      Capital U.S.
                  Portfolio,      Portfolio,      Universal
                   Class I        Class II         Index
6/01                10,000         10,000         10,000
                    10,794         10,768         10,771
6/03                13,036         12,960         12,011
                    13,884         13,779         12,132
6/05                15,513         15,355         13,033
                    15,858         15,660         12,999
6/07                17,007         16,754         13,859
                    18,044         17,732         14,721
6/09                17,953         17,623         15,447
                    21,311         20,876         17,084
6/11                23,522         22,947         17,901


The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2011)

---------------------------------------
             Class I     Class II*
---------------------------------------
10 Years      8.93%      8.66%
5 Years       8.20%      7.94%
1 Year       10.38%      9.92%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns shown for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2011 through June 30, 2011.


       Share Class                                 I               II
       ---------------------------------------------------------------------
       Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
       Ending Account Value on 6/30/11         $ 1,034.00       $ 1,031.90
       Expenses Paid During Period*            $     6.15       $     7.36

* Expenses are equal to the Portfolio's annualized expense ratio of 1.22% and 1.46%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2011 through June 30, 2011.


       Share Class                                 I               II
       ---------------------------------------------------------------------
       Beginning Account Value on 1/1/11       $ 1,000.00       $ 1,000.00
       Ending Account Value 6/30/11            $ 1,018.74       $ 1,017.55
       Expenses Paid During Period*            $     6.11       $     7.30

* Expenses are equal to the Portfolio's annualized expense ratio of 1.22% and 1.46%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11
--------------------------------------------------------------------------------

The fixed-income markets generated solid, positive returns during the first half of 2011. Credit-sensitive securities, especially high-yield bonds, generated the best positive returns as corporations delivered healthy profits and default levels remained low. Despite the good overall performance, 30-year Treasuries produced negative performance as their prices declined when interest rates began climbing amid increasing fears of inflation and the Federal Reserve System's focus on purchasing predominately short- and intermediate-term Treasury securities. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six months ended June 30, 2011. The Chief Investment Officer for the U.S. and a portfolio manager at Pioneer Investments, Mr. Taubes is responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2011?

A: Pioneer Strategic Income VCT Portfolio Class I shares returned 3.40% at net asset value over the six months ended June 30, 2011, and Class II shares returned 3.19%. During the same period, the Portfolio's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index), returned 2.91%, while the average return of the 71 variable portfolios in Lipper's General Bond Underlying Funds category was 3.10%. On June 30, 2011, the Portfolio's 30-day standardized SEC yield on Class I shares was 5.34%.

Q: What were the principal factors that affected the Portfolio's performance over the six months ended June 30, 2011?

A: In a good market for fixed-income investments generally -- with the exception of 30-year Treasuries -- the Portfolio performed very well, outpacing both its benchmark, the Barclays Index, and the average return of its Lipper peer group over the six months ended June 30, 2011. The Portfolio's outperformance was principally the result of the higher yield produced by the Portfolio's investments, particularly from holdings in the high-yield and investment-grade corporate sectors, and from non-agency mortgage-backed securities (MBS) and bank loans. Even though the prices of lower-rated, higher-yielding corporate bonds were eroded somewhat as market interest rates rose, their above-average yields more than compensated and the group outperformed other sectors in the market over the six-month period. Increasing concern about prospects for higher inflation was probably the main factor pushing interest rates up. As noted earlier, rising rates caused the price of 30-year U.S. Treasury bonds to fall and the yield curve to steepen during the six-month period. (The yield curve measures the differences in yield between securities with long, intermediate and short-term maturities.)

     Corporate bonds and other credit-sensitive investments delivered good returns during the period, as both the domestic and the global economies were growing and corporate profits were increasing, even though the domestic expansion appeared to slow over the six months ended June 30, 2011. Contributing to the slowdown over the six-month period were some specific factors affecting the economy that we believe were transitory. The factors included the effects of the March earthquake and tsunami in Japan, which have hindered industrial production in the United States as well as in Japan, particularly by automotive manufacturers, and the impacts of tornadoes and flooding in parts of the United States. Higher energy costs, which have started to recede somewhat, also have taken their toll. We think those influences should have only a temporary impact on economic growth, however, and that the pace of the economic expansion should improve. While the jobs market has shown disappointing growth, mainly because of cutbacks by state and local governments, private job creation actually improved somewhat.


A Word About Risk:
When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Overall, we think the fundamentals of the economy are stronger and the growth outlook is more favorable than the sluggishness of the past six months has indicated.

Q: How was the Portfolio positioned during the six months ended June 30, 2011, and how did the positioning influence performance?

A: We continued to overweight the Portfolio to corporate bonds -- both high-yield and investment-grade -- and also had good exposures to non-agency MBS as well as bank loans. The concentration on the credit sectors helped Portfolio performance substantially, principally because of the yield the investments generated. While yield was the biggest factor in the Portfolio's outperformance of the benchmark during the six-month period, sector allocations also helped, including overweights to corporate bonds from the industrials and financials industries. Generally, non-agency mortgages outperformed government-agency mortgages during the six-month period, and our emphasis on non-agency securities was helpful to the Portfolio's performance. Another factor that aided performance was the Portfolio's exposure to foreign currencies, as the U.S. dollar weakened against most foreign currencies. Specifically, Portfolio positions in investments denominated in the Swedish, Norwegian, and Australian currencies all helped performance during the period.

     Overall credit selection also was a positive for the Portfolio's performance. Individual securities that were notably strong performers for the Portfolio during the period included debt of Domino's Pizza, Wells Fargo, and Forest City Enterprises, a commercial real estate company. On the negative side, investments in Sino-Forest, a Chinese forestry products corporation, and Horizon Lines, an ocean shipping company, produced disappointing returns for the Portfolio during the six-month period.

     As of June 30, 2011, 28.4% of the Portfolio's assets were invested in U.S. high-yield corporate bonds, and another 24.4% of assets were invested in investment-grade corporate debt. MBS -- principally non-government agency debt--accounted for 22.3% of Portfolio assets, while bank loans represented 10.2% of assets. While the economic fundamentals were strong for emerging market investments, as of period end the Portfolio had a lower exposure (9.9% of assets) to the emerging markets than in the past. (The Barclays Index does not include any emerging markets exposure.) Lastly, the Portfolio had an 8.05% weighting to foreign currencies as of June 30, 2011.


Q:   What is your investment outlook?

A: We think many market-watchers are a bit too negative and that there is good potential for improving growth trends. Much of the sluggishness of recent months can be attributed, we think, to temporary factors such as weather and the Japanese earthquake/tsunami.

     We anticipate continuing to emphasize the credit sectors in the Portfolio, rather than government bonds. Treasuries, with their very low yields, appear richly priced, and we are much more positive about corporate bonds and other credit-sensitive securities. Corporations have been generating healthy earnings, and their profit margins and cash balances continue to be solid. We think the credit profiles of non-agency MBS are getting better. While emerging markets have a good fundamental growth story, the positive story about developing markets is already priced into the values of emerging market debt.

     Overall, we expect to maintain the Portfolio's present positioning, which is broadly diversified, while remaining alert for any potential changes in the economic environment or the fundamentals in any sector.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/11                           (continued)
--------------------------------------------------------------------------------


     Please refer to the Schedule of Investments on pages 7 to 28 for a full listing of Portfolio securities.

     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


 Principal  Floating   S&P/Moody's
Amount ($)  Rate (d)   Ratings                                                            Value
                                       CONVERTIBLE CORPORATE BONDS - 3.6%
                                       Energy - 0.7%
                                       Coal & Consumable Fuels - 0.5%
    30,000               CCC+/B2       James River Coal Co., 3.125%, 3/15/18        $    29,850
   116,000               BB-/NR        Massey Energy Co., 3.25%, 8/1/15                 123,105
                                                                                    -----------
                                                                                    $   152,955
                                                                                    -----------
                                       Oil & Gas Exploration & Production - 0.2%
    55,000               BB+/Ba3       Chesapeake Energy Co., 2.5%, 5/15/37         $    57,888
                                                                                    -----------
                                       Total Energy                                 $   210,843
                                                                                    -----------
                                       Materials - 0.1%
                                       Forest Products - 0.1%
    60,000               B+/NR         Sino-Forest Corp., 4.25%, 12/15/16           $    25,200
                                                                                    -----------
                                       Total Materials                              $    25,200
                                                                                    -----------
                                       Capital Goods - 0.5%
                                       Electrical Component & Equipment - 0.5%
   104,000               B/B2          General Cable Corp., 4.5%, 11/15/29          $   143,130
                                                                                    -----------
                                       Total Capital Goods                          $   143,130
                                                                                    -----------
                                       Transportation - 0.1%
                                       Marine - 0.1%
    51,000               CC/Ca         Horizon Lines, Inc., 4.25%, 8/15/12 (b)      $    41,310
                                                                                    -----------
                                       Total Transportation                         $    41,310
                                                                                    -----------
                                       Health Care Equipment & Services - 0.5%
                                       Health Care Equipment - 0.2%
    65,000               NR/NR         NuVasive, Inc., 2.75%, 7/1/17                $    65,731
                                                                                    -----------
                                       Health Care Services - 0.1%
    34,000               B+/B2         Omnicare, Inc., 3.25%, 12/15/35              $    32,513
                                                                                    -----------
                                       Health Care Technology - 0.2%
    50,000               NR/NR         WebMD Health Corp., 2.25%, 3/31/16           $    47,875
    25,000               NR/NR         WebMD Health Corp., 2.5%, 1/31/18                 24,156
                                                                                    -----------
                                                                                    $    72,031
                                                                                    -----------
                                       Total Health Care Equipment & Services       $   170,275
                                                                                    -----------
                                       Pharmaceuticals & Biotechnology - 0.1%
                                       Biotechnology - 0.1%
    50,000               NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15           $    48,438
                                                                                    -----------
                                       Total Pharmaceuticals & Biotechnology        $    48,438
                                                                                    -----------
                                       Software & Services - 0.2%
                                       Application Software - 0.2%
    50,000               NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31          $    49,875
                                                                                    -----------
                                       Total Software & Services                    $    49,875
                                                                                    -----------
                                       Technology Hardware & Equipment - 0.2%
                                       Communications Equipment - 0.2%
    50,000               NR/NR         InterDigital, Inc., 2.5%, 3/15/16            $    52,313
                                                                                    -----------
                                       Total Technology Hardware & Equipment        $    52,313
                                                                                    -----------

The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


  Principal   Floating   S&P/Moody's
 Amount ($)   Rate (d)   Ratings                                                               Value
                                       Semiconductors - 0.9%
                                       Semiconductor Equipment - 0.3%
    50,000               BB+/Baa1      Lam Research Corp., 1.25%, 5/15/18                $    49,875
    50,000               NR/NR         Novellus Systems, Inc., 2.625%, 5/15/41                53,000
                                                                                         -----------
                                                                                         $   102,875
                                                                                         -----------
                                       Semiconductors - 0.6%
   150,000               A-/NR         Intel Corp., 2.95%, 12/15/35                      $   155,063
    50,000               NR/NR         JA Solar Holdings Co., 4.5%, 5/15/13                   46,000
                                                                                         -----------
                                                                                         $   201,063
                                                                                         -----------
                                       Total Semiconductors                              $   303,938
                                                                                         -----------
                                       Telecommunication Services - 0.3%
                                       Integrated Telecommunication Services - 0.3%
    75,000               B+/B1         MasTec, Inc., 4.0%, 6/15/14                       $   106,969
                                                                                         -----------
                                       Total Telecommunication Services                  $   106,969
                                                                                         -----------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $1,039,724)                                 $ 1,152,291
                                                                                         -----------
   Shares
                                       PREFERRED STOCKS - 1.7%
                                       Banks - 0.5%
                                       Diversified Banks - 0.5%
       165                             Wells Fargo & Co., 7.5%, 12/31/49                 $   174,818
                                                                                         -----------
                                       Total Banks                                       $   174,818
                                                                                         -----------
                                       Diversified Financials - 0.3%
                                       Diversified Financial Services - 0.3%
     3,000                             Citigroup Capital XIII, 7.875%, 10/30/40          $    83,340
     1,000                             GMAC Capital Trust, Inc., 8.125%, 2/15/16*             25,600
                                                                                         -----------
                                                                                         $   108,940
                                                                                         -----------
                                       Total Diversified Financials                      $   108,940
                                                                                         -----------
                                       Real Estate - 0.6%
                                       Real Estate Operating Companies - 0.6%
     2,331                             Forest City Enterprises, Inc., 7.0%, 12/31/49     $   158,499
                                                                                         -----------
                                       Total Real Estate                                 $   158,499
                                                                                         -----------
                                       Telecommunication Services - 0.3%
                                       Integrated Telecommunication Services - 0.3%
     4,000                             Qwest Corp., 7.375%, 6/1/51*                      $   102,720
                                                                                         -----------
                                       Total Telecommunication Services                  $   102,720
                                                                                         -----------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $500,003)                                   $   544,977
                                                                                         -----------
                                       COMMON STOCKS - 0.4%
                                       Materials - 0.1%
                                       Forest Products - 0.0%
     3,450                             Ainsworth Lumber Co., Ltd.,*                      $     9,129
                                                                                         -----------
                                       Steel - 0.1%
     2,280                             KNIA Holdings, Inc.* (f)                          $    15,934
                                                                                         -----------
                                       Total Materials                                   $    25,063
                                                                                         -----------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                Floating   S&P/Moody's
      Shares    Rate (d)   Ratings                                                                                     Value
                                         Transportation - 0.0%
                                         Airlines - 0.0%
       1,238                             Delta Air Lines, Inc.*                                                  $    11,352
                                                                                                                 -----------
                                         Total Transportation                                                    $    11,352
                                                                                                                 -----------
                                         Real Estate - 0.3%
                                         Real Estate Development - 0.3%
      53,392                             Newhall Land Development LLC*                                           $    88,097
                                                                                                                 -----------
                                         Total Real Estate                                                       $    88,097
                                                                                                                 -----------
                                         TOTAL COMMON STOCKS
                                         (Cost $114,062)                                                         $   124,512
                                                                                                                 -----------
   Principal
   Amount ($)
                                         ASSET BACKED SECURITIES - 5.2%
                                         Materials - 0.5%
                                         Precious Metals & Minerals - 0.2%
      22,906               BBB+/A2       Lehman ABS Manufactured Housing Contract Trust, 5.873%, 5/15/22         $    24,204
      26,868        5.91   AA/Aa2        Origen Manufactured Housing, Floating Rate Note, 1/15/35                     28,502
                                                                                                                 -----------
                                                                                                                 $    52,706
                                                                                                                 -----------
                                         Steel - 0.3%
      50,000               BB/Ba2        Accredited Mortgage Loan Trust, 0.40625%, 9/25/36                       $    41,144
      49,639               AAA/Aa1       Centex Home Equity, 3.173%, 6/25/33                                          48,925
                                                                                                                 -----------
                                                                                                                 $    90,069
                                                                                                                 -----------
                                         Total Materials                                                         $   142,775
                                                                                                                 -----------
                                         Food & Drug Retailing - 0.9%
                                         Food Retail - 0.9%
     160,000               BBB-/Baa3     Dominos Pizza Master Issuer LLC, 5.261%, 4/25/37 (144A)                 $   162,000
     118,000               BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37 (144A)                     120,360
                                                                                                                 -----------
                                         Total Food & Drug Retailing                                             $   282,360
                                                                                                                 -----------
                                         Banks - 2.5%
                                         Diversified Banks - 0.3%
      93,068               AAA/NR        Wells Fargo Home Equity Trust, 0.6415%, 12/25/35                        $    85,728
      19,622        0.58   AAA/Aaa       Wells Fargo Home Equity Trust, Floating Rate Note, 11/25/35                  19,103
                                                                                                                 -----------
                                                                                                                 $   104,831
                                                                                                                 -----------
                                         Thrifts & Mortgage Finance - 2.2%
      37,960        1.16   AA+/Baa2      ACE 2004-HE4 M1, Floating Rate Note, 12/25/34                           $    28,699
      58,463               AAA/Aa1       Ameriquest Mortgage Securities, Inc., 0.5625%, 11/25/34                      53,495
      30,000               BB-/A2        Bear Stearns Asset Backed Securities Trust, 1.244%, 10/25/34                 21,157
      20,340        0.31   AAA/Baa1      Carrington Mortgage Loan Trust, Floating Rate Note, 1/25/37                  20,072
      12,226        0.36   AA+/Ba3       Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                  11,649
       9,576        0.38   AA/Aa1        Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                   9,522
      18,631               B/Caa1        Citigroup Mortgage Loan Trust, Inc., 0.32375%, 7/25/45                       15,243
      37,969        4.46   BBB/Ba1       Countrywide Asset Backed Certificates, Floating Rate Note, 10/25/35          37,413
      50,372               BBB+/B2       Countrywide Asset-Backed Certificates, 0.50875%, 6/25/36                     42,185
      63,438        0.72   AAA/Baa2      Countrywide Asset-Backed Certificates, Floating Rate Note, 1/25/36           58,906
      39,849        0.45   A/Ba1         Countrywide Asset-Backed Certificates, Floating Rate Note, 7/25/37           38,932
      24,108        0.65   BB+/B2        Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/36           20,506
      26,880        0.51   BB-/Ba3       Countrywide Asset-Backed Certificates, Floating Rate Note, 4/25/36           23,684


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal   Floating   S&P/Moody's
Amount ($)   Rate (d)   Ratings                                                                                     Value
                                      Thrifts & Mortgage Finance - (continued)
    57,017    5.07       AAA/Ba2      Countrywide Asset-Backed Certificates, Floating Rate Note, 12/25/35     $    53,442
    16,670    0.35       B-/B1        Credit-Based Asset Servicing, Floating Rate Note, 4/25/37                    12,259
    45,885    5.68       B+/Ba1       CWL 2006-15 A2, Floating Rate Note, 10/25/46                                 44,794
    22,358               AAA/A1       FBR Securitization Trust, 2.76188%, 9/25/35                                  21,143
    25,000    0.77       AAA/Baa1     First Franklin Mortgage, Floating Rate Note, 9/25/35                         21,849
    15,072    0.68       AA+/NR       First Franklin Mortgage Loan Asset Backed Certificates,
                                      Floating Rate Note, 3/25/35                                                  14,482
     2,371    0.71       AAA/Aaa      First Franklin Mortgage Loan Asset Backed Certificates,
                                      Floating Rate Note, 9/24/34                                                   2,244
     1,881    0.37       A/A2         Fremont Home Loan Trust, Floating Rate Note, 2/25/36                          1,865
    29,178    0.36       AA-/Ba2      GSAMP Trust, Floating Rate Note, 8/25/36                                     27,873
    43,583    0.61       CC/Ca        Lehman XS Trust, Floating Rate Note, 12/25/35                                11,867
     1,869    0.36       A/Baa1       Morgan Stanley Capital Trust, Floating Rate Note, 8/25/36                     1,865
    34,536    0.51       AAA/Aa3      Option One Mortgage Loan Trust, Floating Rate Note, 11/25/35                 32,593
    10,801    0.38       A/Aa3        Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                  10,552
    33,000    0.67       AA+/A3       RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                31,514
    25,000    0.73       AA/Ba1       Residential Asset Mortgage Pro, Floating Rate Note, 7/25/35                  22,199
    25,000               AA/Ba2       Structured Asset Securities Corp., 0.39375%, 3/25/37                         20,530
    12,497    0.38       AAA/Baa3     SVHE 2007-NS1 A1, Floating Rate Note, 1/25/37                                12,173
                                                                                                              -----------
                                                                                                              $   724,707
                                                                                                              -----------
                                      Total Banks                                                             $   829,538
                                                                                                              -----------
                                      Diversified Financials - 0.8%
                                      Consumer Finance - 0.2%
    50,000    0.60       B/A3         Novastar Home Equity Loan, Floating Rate Note, 1/25/36                  $    42,215
    10,439    0.51       A/Ba3        Specialty Underwriting & Residential Finance, Floating Rate Note,
                                      9/25/36                                                                      10,022
                                                                                                              -----------
                                                                                                              $    52,237
                                                                                                              -----------
                                      Diversified Financial Services - 0.5%
    17,017               B/B1         Ellington Loan Acquisition, 1.0625%, 5/27/37                            $    15,493
    45,379               AA/A1        Home Equity Asset Trust, 0.76875%, 8/25/35                                   44,116
    21,087    0.54       AAA/Aa1      Home Equity Asset Trust, Floating Rate Note, 12/25/35                        19,383
    10,042    0.50       AAA/A1       JP Morgan Mortgage Acquisition, Floating Rate Note, 12/25/35                  9,076
   100,000    0.84       AA-/A3       Long Beach Mortgage Loan Trust, Floating Rate Note, 4/25/35                  87,745
                                                                                                              -----------
                                                                                                              $   175,813
                                                                                                              -----------
                                      Specialized Finance - 0.1%
    25,000    0.96       A/A2         Irwin Home Equity Co., Floating Rate Note, 4/25/30                      $    19,657
     7,041               AA+/Aa1      Master Asset Backed Security Trust, 0.67375%, 5/25/35                         6,862
                                                                                                              -----------
                                                                                                              $    26,519
                                                                                                              -----------
                                      Total Diversified Financials                                            $   254,569
                                                                                                              -----------
                                      Real Estate - 0.5%
                                      Mortgage Real Estate Investment Trust - 0.5%
    50,000               A+/NR        FREMF Mortgage Trust, 4.437%, 11/25/17                                  $    48,849
    50,000               A-/NR        FREMF Mortgage Trust, 4.437%, 11/25/17                                       47,819

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 Principal   Floating   S&P/Moody's
 Amount ($)  Rate (d)   Ratings                                                                                    Value
                                      Mortgage Real Estate Investment Trust - (continued)
    50,000               NR/NR        FREMF Mortgage Trust, 5.163344%, 9/25/45                               $    49,275
    30,000    4.35       NR/A3        FREMF Mortgage Trust, Floating Rate Note, 1/25/46                           28,102
                                                                                                             -----------
                                                                                                             $   174,045
                                                                                                             -----------
                                      Total Real Estate                                                      $   174,045
                                                                                                             -----------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $1,651,760)                                                      $ 1,683,287
                                                                                                             -----------
                                      COLLATERALIZED MORTGAGE OBLIGATIONS - 12.5%
                                      Materials - 0.4%
                                      Forest Products - 0.4%
   121,000               BB/B1        T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                             $   128,738
                                                                                                             -----------
                                      Total Materials                                                        $   128,738
                                                                                                             -----------
                                      Banks - 8.6%
                                      Thrifts & Mortgage Finance - 8.6%
    26,724               AAA/Baa3     Adjustable Rate Mortgage Trust, 3.339205%, 4/25/35                     $    23,820
    13,954               NR/B2        Bank of America Alternative Loan Trust, 6.0%, 11/25/34                      14,436
    17,150               NR/Baa3      Bank of America Alternative Loan Trust, 6.0%, 3/25/34                       17,578
    41,158               NR/B2        Bank of America Alternative Loan Trust, 6.0%, 4/25/34                       40,176
    46,475               NR/B2        Bank of America Alternative Loan Trust, 5.25%, 5/25/19                      47,002
    46,292               AAA/Aa3      Bank of America Alternative Loan Trust, 5.75%, 4/25/33                      48,422
    25,382               B-/B1        Bank of America Fund, 5.75%, 10/25/35                                       25,481
    34,253               AAA/Aaa      Bayview Commercial Asset Trust, 0.67375%, 4/25/34                           29,928
   270,395               AA/A3        Bayview Commercial Asset Trust, 2.83149%, 9/25/37                           24,336
    78,609    3.10       AAA/Baa2     Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/33          74,842
    29,350    5.24       A-/B1        Bear Stearns Adjustable Rate Mortgage, Floating Rate Note, 8/25/35          28,097
   100,000    3.76       NR/Aaa       CFCRE Commercial Mortgage Trust, Floating Rate Note, 4/15/44               101,514
    65,543               AAA/Aaa      Charlie Mac, 5.0%, 10/25/34                                                 66,978
    42,171    2.92       AAA/A1       Chase Mortgage Finance Corp., Floating Rate Note, 2/25/37                   42,421
    44,958               AAA/Aaa      Citigroup Commercial Mortgage, 4.639%, 5/15/43                              45,221
    43,346    3.57       A-/NR        Citigroup Mortgage Loan Trust, Floating Rate Note, 9/25/35                  40,612
    13,329               AAA/B2       Countrywide Alternative Loan Trust, 5.5%, 1/25/35                           13,503
    54,290               AAA/NR       Countrywide Alternative Loan Trust, 5.5%, 8/25/34                           50,536
    30,150    0.59       CCC/Caa3     Countrywide Alternative Loan Trust, Floating Rate Note, 10/25/35            18,065
    23,469    0.66       AAA/Baa3     Countrywide Alternative Loan Trust, Floating Rate Note, 3/25/34             22,338
   121,528    0.61       AAA/Ba1      Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/34            116,242
    26,493               AAA/Aa3      Countrywide Alternative Loan Trust, 4.25%, 9/25/33                          26,716
    81,729               AAA/NR       Countrywide Alternative Loan Trust, 5.25%, 9/25/33                          84,108
    27,021               A-/Caa2      Countrywide Alternative Loan Trust, 5.5%, 3/25/35                           23,523
       803    2.69       AA/B1        Countrywide Home Loans, Floating Rate Note, 9/25/33                            652
    81,196               AAA/NR       CWALT2004-3T1 A3, 5.0%, 5/25/34                                             83,072
   106,053    1.51       AAA/NR       Deutsche Mortgage Securities, Inc., Floating Rate Note, 10/25/47           106,053
    26,825    0.63       CC/C         DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                            10,504
 3,400,000               BBB/Baa2     Extended Stay America Trust, 1.165%, 1/5/16                                 59,231
    32,208               A-/NR        First Horizon Asset Securities, Inc., 6.0%, 5/25/36                         32,061
    21,770               NR/Baa1      GE Capital Commercial Mortgage Corp., 7.4233%, 1/15/33                      21,644
    11,879    0.70       AAA/Ba3      Global Tower Partners Acquisition, Floating Rate Note, 10/25/44              9,560
    50,000    5.31       BBB+/Baa2    GMAC Commercial Mortgage Securities, Floating Rate Note, 5/10/36            48,854
    25,000               A/A2         GMAC Commercial Mortgage Securities, Inc., 5.307%, 4/10/40                  24,953

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                     Value
                                      Thrifts & Mortgage Finance - (continued)
    50,000               NR/NR        GS Mortgage Securities Corp., 4.209%, 2/10/21                            $    50,450
    63,898    0.66       NR/Aaa       Impac CMB Trust, Floating Rate Note, 11/25/35                                 51,691
     8,779    0.90       AAA/Baa2     Impac CMB Trust, Floating Rate Note, 9/25/34                                   6,620
    31,777    0.61       AAA/Aaa      Impac Securities Assets Corp., Floating Rate Note, 5/25/36                    29,448
    30,000               NR/Baa3      JP Morgan Chase Commercial Mortgage Securities Corp.,
                                      5.53853%, 7/12/37                                                             23,169
    54,702               AA-/NR       JP Morgan Mortgage Trust, 5.2167%, 6/25/35                                    53,973
    27,952               NR/B2        JP Morgan Mortgage Trust, 5.345285%, 10/25/35                                 26,983
    37,377    2.49       B+/B1        JP Morgan Mortgage Trust, Floating Rate Note, 11/25/35                        35,920
    21,566               AAA/A3       Lehman Brothers Small Balance Commercial, 5.41%, 12/25/36                     21,217
    13,949    0.52       D/C          Luminent Mortgage Trust, Floating Rate Note, 7/25/36                             290
    30,847               AA/NR        MASTER Alternative Loans Trust, 5.5%, 10/25/19                                31,478
    45,405    6.73       BBB/NR       Master Seasoned Securities Trust, Floating Rate Note, 9/25/32                 47,633
    13,883               AAA/Aaa      Merrill Lynch Mortgage Trust, 4.556%, 6/12/43                                 14,031
   105,696    0.49       AAA/Baa2     MLCC Mortgage Investors, Inc., Floating Rate Note, 4/25/29                    97,294
   100,000               NR/NR        Morgan Stanley Remic Trust, 5.0%, 11/26/36                                    97,250
    43,869               NR/Aa3       PHH Mortgage Capital, 6.6%, 12/25/27                                          43,333
   300,589               AAA/NR       Residential Asset Securities, 0.66%, 5/25/33                                 277,117
    53,586               AAA/NR       Residential Asset Securities, 5.5%, 7/25/35                                   50,213
    26,250               BBB/NR       Residential Funding Mortgage Securities, Inc., 5.5%, 8/25/35                  26,669
    24,707    2.56       AAA/A1       Structured Asset Securities Co., Floating Rate Note, 5/25/24                  23,458
    13,810               BB/NR        WaMu Mortgage Pass Through, 4.82069%, 9/25/35                                 13,329
    52,520    0.48       AAA/Caa1     WaMu Mortgage Pass-Through Certificates, Floating Rate Note, 4/25/45          43,508
    19,843               A/B1         Wells Fargo Mortgage Backed Securities, 5.5%, 10/25/35                        19,805
    60,435    2.94       AAA/B1       Wells Fargo Mortgage Backed Securities, Floating Rate Note, 10/25/35          57,576
    31,570    5.09       B+/Aaa       Wells Fargo Mortgage Backed Securities, Floating Rate Note, 9/25/35           30,982
    65,492               AA/NR        Wells Fargo Mortgage Backed Securities Trust, 2.808194%, 6/25/35              57,317
    71,021               NR/B1        Wells Fargo Mortgage Backed Securities Trust, 4.832239%, 3/25/36              68,778
    89,973               NR/B1        Wells Fargo Mortgage Backed Securities Trust, 5.75%, 3/25/36                  86,824
                                                                                                               -----------
                                                                                                               $ 2,808,835
                                                                                                               -----------
                                      Total Banks                                                              $ 2,808,835
                                                                                                               -----------
                                      Diversified Financials - 2.9%
                                      Asset Management & Custody Banks - 0.2%
    63,987    5.35       NR/NR        Jefferies & Co., Inc., Floating Rate Note, 5/26/37                       $    62,441
                                                                                                               -----------
                                      Consumer Finance - 0.2%
     2,444               NR/A2        GMAC Mortgage Corp., Loan Trust, 4.25%, 7/25/40                          $     2,454
    35,069               AAA/Aaa      GMAC Mortgage Corp., Loan Trust, 5.5%, 11/25/33                               35,419
    38,948    5.26       A+/B2        GMAC Mortgage Corp., Loan Trust, Floating Rate Note, 3/18/35                  36,631
                                                                                                               -----------
                                                                                                               $    74,504
                                                                                                               -----------
                                      Diversified Financial Services - 2.1%
    63,000               A+/Baa2      American Tower Trust, 5.9568%, 4/15/14                                   $    67,085
    46,741    2.92       AAA/Aaa      Bank of America Mortgage, Floating Rate Note, 7/25/33                         44,465
    38,133               AAA/Ba1      Bank of America Mortgage, 4.75%, 10/25/20                                     36,909
    54,851               AAA/NR       Bank of America Mortgage Securities, 5.75%, 1/25/35                           56,110
    59,915    2.75       AAA/Aaa      Bank of America Mortgage Securities, Floating Rate Note, 6/25/34              54,794
    26,278    5.12       AAA/NR       Bank of America Mortgage Securities, Floating Rate Note, 9/25/35              25,195
     7,808               B+/Caa1      Chaseflex Trust, 5.0%, 5/25/20                                                 7,240

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                         Value
                                      Diversified Financial Services - (continued)
    63,886               B/B2         Citicorp Mortgage Securities, Inc., 5.5%, 11/25/35                           $    64,096
    75,000               NR/NR        Credit Suisse Mortgage Capital Certificates, 4.25%, 6/25/50                       73,528
    40,000               BBB/Aa1      Credit Suisse Mortgage Capital Certificates, 5.343%, 12/15/39                     38,483
    40,826               CCC/NR       JPMorgan Alternative Loan Trust, 6.0%, 3/25/36                                    32,121
    39,351               AAA/NR       Residential Accredited Loans, Inc., 6.0%, 10/25/34                                39,932
    17,338               AAA/Aa3      Residential Accredited Loans, Inc., 5.0%, 1/25/33                                 17,529
     9,546               NR/Ba3       Residential Accredited Loans, Inc., 5.0%, 8/25/18                                  9,631
    50,000               AAA/Baa3     Residential Accredited Loans, Inc., 5.75%, 4/25/34                                50,345
    27,099    0.95       AAA/Baa2     Residential Accredited Loans, Inc., Floating Rate Note, 4/25/34                   25,429
    25,854    2.77       AAA/Baa3     Structured Adjustable Rate Mortgage, Floating Rate Note, 2/25/34                  22,861
                                                                                                                   -----------
                                                                                                                   $   665,753
                                                                                                                   -----------
                                      Investment Banking & Brokerage - 0.4%
    25,000               BBB+/A3      Bear Stearns Commercial Mortgage Securities, 5.760%, 9/11/38                 $    23,383
   100,000    7.32       BBB+/Baa2    Bear Stearns Commercial Mortgage Securities, Floating Rate Note,
                                      10/15/36                                                                          99,822
                                                                                                                   -----------
                                                                                                                   $   123,205
                                                                                                                   -----------
                                      Specialized Finance - 0.0%
     3,031    0.86       AA+/Caa1     INDX 2004-AR1 2A, Floating Rate Note, 4/25/34                                $     2,147
                                                                                                                   -----------
                                      Total Diversified Financials                                                 $   928,050
                                                                                                                   -----------
                                      Real Estate - 0.6%
                                      Mortgage Real Estate Investment Trust - 0.6%
    39,497               AAA/B1       American Home Mortgage Investment Trust, 2.465%, 6/25/45                     $    36,271
    26,691               CCC/NR       Credit Suisse First Boston, 5.0%, 8/25/20                                         26,095
    35,000               BBB+/B1      Credit Suisse First Boston Mortgage Securities Corp., 6.006%, 11/15/36            34,051
    25,000    4.62       BBB+/Baa2    Credit Suisse First Boston Mortgage Securities Corp., Floating Rate Note,
                                      5/15/38                                                                           23,248
    41,109    1.75       AA+/WR       CS First Boston Mortgage Security, Floating Rate Note, 8/25/33                    38,562
    39,165               BB/Caa1      Deutsche ALT-A Securities, Inc., 5.5%, 11/25/35                                   33,470
                                                                                                                   -----------
                                                                                                                   $   191,697
                                                                                                                   -----------
                                      Total Real Estate                                                            $   191,697
                                                                                                                   -----------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $4,106,346)                                                            $ 4,057,320
                                                                                                                   -----------
                                      CORPORATE BONDS - 44.5%
                                      Energy - 6.8%
                                      Coal & Consumable Fuels - 1.2%
    50,000               BB/Ba3       Alpha Natural Resources, Inc., 6.0%, 6/1/19                                  $    49,875
    50,000               B+/B1        Arch Coal, Inc., 7.0%, 6/15/19                                                    49,875
    50,000               BB-/B1       Berau Capital Resources Tbk, 12.5%, 7/8/15 (144A)                                 58,438
    50,000               B/Caa1       Foresight Energy LLC, 9.625%, 8/15/17 (144A)                                      53,063
    50,000               NR/B2        International Coal Group, Inc., 9.125%, 4/1/18                                    62,875
   100,000               B/B2         Penn Virginia Resource Partner Co., 8.25%, 4/15/18                               103,250
                                                                                                                   -----------
                                                                                                                   $   377,376
                                                                                                                   -----------
                                      Integrated Oil & Gas - 0.1%
    27,114               BBB+/Baa1    PF Export Receivable Master Trust, Ltd., 6.436%, 6/1/15 (144A)               $    28,877
                                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


     Principal  Floating   S&P/Moody's
    Amount ($)  Rate (d)   Ratings                                                                    Value
                                        Oil & Gas Drilling - 0.9%
      55,957               NR/NR        DDI Holding AS, 9.3%, 1/19/12 (144A)                    $    55,677
     110,000               B-/B3        Offshore Group Investment, Inc. 11.5%, 8/1/15               119,625
     100,000               BBB+/Baa1    Pride International, Inc., 6.875%, 8/15/20                  116,298
                                                                                                -----------
                                                                                                $   291,600
                                                                                                -----------
                                        Oil & Gas Equipment & Services - 1.0%
     100,000               B-/B2        Expro Finance Luxembourg SCA, 8.5%, 12/15/16            $    96,500
     100,000               BB/Ba3       Oil States International, Inc., 6.5%, 6/1/19                100,500
      86,000               BBB/Baa2     Weatherford International, Ltd., 9.625%, 3/1/19             111,064
                                                                                                -----------
                                                                                                $   308,064
                                                                                                -----------
                                        Oil & Gas Exploration & Production - 1.2%
      51,752               BBB+/NR      Gazprom International SA, 7.201%, 2/1/20 (144A)         $    57,444
      18,631               BBB+/NR      Gazprom International SA, 7.201%, 2/1/20                     20,680
      95,000               BB-/B2       Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                    97,850
      78,000               B-/B3        Quicksilver Resources, Inc., 7.125%, 4/1/16                  76,830
     100,000               BBB-/Baa2    TNK-BP Finance SA, 7.25%, 2/2/20                            110,500
      25,000               B/Caa1       W&T Offshore, Inc., 8.5%, 6/15/19                            25,313
                                                                                                -----------
                                                                                                $   388,617
                                                                                                -----------
                                        Oil & Gas Refining & Marketing - 0.2%
      70,000               BBB/Baa2     Valero Energy Corp., 9.375%, 3/15/19                    $    89,410
                                                                                                -----------
                                        Oil & Gas Storage & Transportation - 2.2%
      35,000               BBB/Baa3     Buckeye Partners LP, 6.05%, 1/15/18                     $    39,359
      73,000               BBB/Baa2     DCP Midstream, Inc., 9.75%, 3/15/19                          95,409
      70,000               BB-/Ba2      Energy Transfer Equity LP, 7.5%, 10/15/20                    74,200
      56,000         8.38  BB/Ba1       Enterprise Products Co., Floating Rate Note, 8/1/66          60,620
      50,000               BB/Ba1       Enterprise Products Operating Co., 7.0%, 6/1/67              49,875
      83,000               BBB-/Baa3    Plains All America Pipeline, LLC, 6.125%, 1/15/17            92,878
      99,000               A/A3         Questar Pipeline Co., 5.83%, 2/1/18                         112,819
     100,000               BBB-/Ba1     Rockies Express Pipeline LLC, 5.625%, 4/15/20               102,185
      66,000               BB/Ba1       Southern Union Co., 7.2%, 11/1/66                            61,380
      35,000               BBB/Baa2     Spectra Energy Capital LLC, 6.75%, 7/15/18                   39,680
                                                                                                -----------
                                                                                                $   728,405
                                                                                                -----------
                                        Total Energy                                            $ 2,212,349
                                                                                                -----------
                                        Materials - 4.4%
                                        Aluminum - 0.4%
      70,000               BBB-/Baa3    Alcoa, Inc., 6.15%, 8/15/20                             $    74,157
      50,000               B/B2         Novelis, Inc., 8.375%, 12/15/17                              53,375
                                                                                                -----------
                                                                                                $   127,532
                                                                                                -----------
                                        Commodity Chemicals - 0.4%
     100,000               BB-/Ba2      Nova Chemicals Corp., 8.375%, 11/1/16                   $   110,000
                                                                                                -----------
                                        Construction Materials - 0.4%
      50,000               B-/NR        C10 - EUR Capital SPV, Ltd., BVI, 6.277%, 5/29/49       $    50,820
     100,000         6.72  B-/BBB-      C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49          74,000
                                                                                                -----------
                                                                                                $   124,820
                                                                                                -----------
                                        Diversified Chemical - 0.1%
EURO  25,000               CCC/Caa2     Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)        $    35,302
                                                                                                -----------

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                          Value
                                      Diversified Metals & Mining - 1.0%
   100,000               BBB-/Baa3    AngloGold Ashanti Holdings, Inc., 5.375%, 4/15/20           $    98,461
   100,000               BB-/B1       Quadra FNX Mining, Ltd., 7.75%, 6/15/19                         101,000
    20,000               BBB-/Baa2    Southern Copper Corp., 5.375%, 4/16/20                           20,486
   100,000               BB/Ba2       Vedenta Resources Plc, 9.5%, 7/18/18 (144A)                     109,000
                                                                                                  -----------
                                                                                                  $   328,947
                                                                                                  -----------
                                      Metal & Glass Containers - 0.1%
    50,000               B-/B2        AEP Industries, Inc., 8.25%, 4/15/19                        $    50,125
                                                                                                  -----------
                                      Paper Packaging - 0.1%
    35,000               B-/Caa1      Graham Packaging Co LP/GPC Capital Corp., 8.25%, 1/1/17     $    39,025
                                                                                                  -----------
                                      Paper Products - 0.1%
    40,000               BBB/Ba1      Georgia-Pacific LLC, 5.4%, 11/1/20                          $    40,765
                                                                                                  -----------
                                      Precious Metals & Minerals - 0.4%
   100,000               BB-/Ba3      Alrosa Finance SA, 8.875%, 11/17/14 (144A)                  $   114,450
                                                                                                  -----------
                                      Specialty Chemicals - 0.2%
    65,000               BBB/Baa2     Cytec Industries, Inc., 8.95%, 7/1/17                       $    81,044
                                                                                                  -----------
                                      Steel - 1.2%
    40,000               BBB-/Baa3    ArcelorMittal SA, 5.25%, 8/5/20                             $    39,549
    75,000               BBB-/Baa3    ArcelorMittal SA, 6.125%, 6/1/18                                 80,331
    70,000               BBB-/Baa3    Commercial Metals Co., 7.35%, 8/15/18                            74,739
    75,000               B+/B3        Essar Steel Algoma, Inc., 9.375%, 3/15/15                        75,188
   100,000               NR/B2        Metinvest BV, 8.75%, 2/14/18                                    103,500
                                                                                                  -----------
                                                                                                  $   373,307
                                                                                                  -----------
                                      Total Materials                                             $ 1,425,317
                                                                                                  -----------
                                      Capital Goods - 2.4%
                                      Building Products - 0.8%
    71,000               BB+/Ba3      Building Materials Corp., 7.5%, 3/15/20                     $    74,728
    75,000               BB+/B1       Building Materials Corp., 6.875%, 8/15/18 (144A)                 76,500
   110,000               BBB/Ba2      MASCO Corp., 7.125%, 3/15/20                                    112,600
                                                                                                  -----------
                                                                                                  $   263,828
                                                                                                  -----------
                                      Construction & Engineering - 0.6%
   100,000               BB-/Ba3      Dycom Investments, Inc., 7.125%, 1/15/21                    $   102,000
    75,000               B+/Ba3       Empresas ICA SAB de CV, 8.9%, 2/4/21                             78,000
                                                                                                  -----------
                                                                                                  $   180,000
                                                                                                  -----------
                                      Construction & Farm Machinery & Heavy Trucks - 0.0%
    22,000               BBB+/Baa2    Cummins, Inc., 6.75%, 2/15/27                               $    23,735
                                                                                                  -----------
                                      Electrical Component & Equipment - 0.2%
    50,000               B/B3         Coleman Cable, Inc., 9.0%, 2/15/18                          $    52,250
                                                                                                  -----------
                                      Industrial Machinery - 0.5%
    49,000               CCC+/B3      Mueller Water Products, Inc., 7.375%, 6/1/17                $    46,060
    50,000               BBB-/Baa3    Valmont Industries, Inc., 6.625%, 4/20/20                        54,752
    65,000               B+/Aaa       WPE International, Inc., 10.375%, 9/30/20                        68,900
                                                                                                  -----------
                                                                                                  $   169,712
                                                                                                  -----------
                                      Trading Companies & Distributors - 0.3%
   100,000               BBB-/BBB-    Aviation Capital Group Corp., 6.75%, 4/6/21                 $    98,655
                                                                                                  -----------
                                      Total Capital Goods                                         $   788,180
                                                                                                  -----------

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


      Principal  Floating   S&P/Moody's
     Amount ($)  Rate (d)   Ratings                                                                       Value
                                         Transportation - 0.5%
                                         Air Freight & Couriers - 0.3%
EURO   70,000               CCC+/Caa2    Ceva Group Plc, 8.5%, 12/1/14 (144A)                       $    95,288
                                                                                                    -----------
                                         Airlines - 0.1%
       34,499                A-/Baa2     Delta Air Lines, Inc., 4.95%, 11/23/19                     $    34,516
          809                B+/WR       Delta Air Lines, Inc., 7.779%, 1/2/12                              817
                                                                                                    -----------
                                                                                                    $    35,333
                                                                                                    -----------
                                         Marine Ports & Services - 0.1%
       69,000               CCC/Caa2     Oceanografia SA De CV, 11.25%, 7/15/15                     $    35,190
                                                                                                    -----------
                                         Total Transportation                                       $   165,811
                                                                                                    -----------
                                         Automobiles & Components - 0.2%
                                         Auto Parts & Equipment - 0.1%
       51,000               CCC+/Caa1    Allison Transmission, Inc., 11.0%, 11/1/15 (144A)          $    54,315
                                                                                                    -----------
                                         Automobile Manufacturers - 0.1%
       20,000               BBB+/Baa2    Nissan Motor Acceptance Corp., 4.5%, 1/30/15 (144A)        $    21,148
                                                                                                    -----------
                                         Total Automobiles & Components                             $    75,463
                                                                                                    -----------
                                         Consumer Durables & Apparel - 0.6%
                                         Homebuilding - 0.3%
       80,000               BB-/Ba3      Desarrolladora Homex SAB de CV, 9.5%, 12/11/19 (144A)      $    85,600
                                                                                                    -----------
                                         Housewares & Specialties - 0.2%
       66,000               CCC+/B3      Yankee Acquisition Corp., 9.75%, 2/15/17                   $    69,465
                                                                                                    -----------
                                         Textiles - 0.1%
       50,000               B/B1         Polymer Group, Inc., 7.75%, 2/1/19                         $    50,125
                                                                                                    -----------
                                         Total Consumer Durables & Apparel                          $   205,190
                                                                                                    -----------
                                         Consumer Services - 1.2%
                                         Casinos & Gaming - 1.1%
      103,000               B/B2         Codere Finance SA, 8.25%, 6/15/15 (144A)                   $   151,799
EURO  108,000    8.25       BB/Ba2       Lottomatica S.p.A., Floating Rate Note, 3/31/66 (144A)         156,738
       35,000               NR/WR        Mashantucket Pequot Tribe, 8.5%, 11/15/15 (144A) (e)             3,150
       50,000               B-/B3        Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                    63,525
       55,000               NR/WR        Station Casinos, Inc., 6.625%, 3/15/18 (e)                           6
                                                                                                    -----------
                                                                                                    $   375,218
                                                                                                    -----------
                                         Education Services - 0.1%
       25,000               AAA/NR       Massachusetts Institute of Technology, 5.6%, 7/1/11        $    25,545
                                                                                                    -----------
                                         Total Consumer Services                                    $   400,763
                                                                                                    -----------
                                         Media - 1.3%
                                         Advertising - 0.2%
       50,000               B-/Caa2      Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18             $    45,750
                                                                                                    -----------
                                         Broadcasting - 1.0%
       55,000               CCC+/Caa3    Intelsat Bermuda, Ltd., 11.5%, 2/4/17 (144A)               $    59,125
        3,122               CCC+/Caa3    Intelsat Bermuda, Ltd., 11.5%, 2/4/17                            3,356
      100,000               NR/Baa3      Myriad International Holding Bhd, 6.375%, 7/28/17              108,000
      100,000               B/B2         Nara Cable Funding, Ltd., 8.875%, 12/1/18                      146,652
       25,000               B-/Caa1      Telesat Canada / Telesat LLC, 12.5%, 11/1/17                    30,000
                                                                                                    -----------
                                                                                                    $   347,133
                                                                                                    -----------

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                       Value
                                      Publishing - 0.1%
    25,000               B-/Caa1      Interactive Data Corp., 10.25%, 8/1/18                                   $    27,075
                                                                                                               -----------
                                      Total Media                                                              $   419,958
                                                                                                               -----------
                                      Retailing - 0.9%
                                      Internet Retail - 0.9%
   125,000               BBB-/Ba1     Expedia, Inc., 5.95%, 8/15/20                                            $   121,563
   143,000               B/B3         Ticketmaster, Inc., 10.75%, 8/1/16                                           155,870
                                                                                                               -----------
                                                                                                               $   277,433
                                                                                                               -----------
                                      Total Retailing                                                          $   277,433
                                                                                                               -----------
                                      Food & Drug Retailing - 0.4%
                                      Drug Retail - 0.4%
    88,661               BBB+/Baa2    CVS Pass-Through Trust, 6.036%, 12/10/28                                 $    94,097
    39,619               BBB+/Baa2    CVS Pass-Through Trust, 5.773%, 1/10/33                                       41,020
                                                                                                               -----------
                                                                                                               $   135,117
                                                                                                               -----------
                                      Total Food & Drug Retailing                                              $   135,117
                                                                                                               -----------
                                      Food, Beverage & Tobacco - 2.2%
                                      Agricultural Products - 0.4%
   150,000               BBB-/Ba1     Viterra, Inc., 5.95%, 8/1/20                                             $   152,535
                                                                                                               -----------
                                      Brewers - 0.5%
    68,000               B/B1         Cerveceria Nacional, 8.0%, 3/27/14 (144A)                                $    70,720
    73,000               A-/A3        Cia Brasileira de Bebida SA de CV, 8.75%, 9/15/13                             83,768
                                                                                                               -----------
                                                                                                               $   154,488
                                                                                                               -----------
                                      Packaged Foods & Meats - 1.0%
    50,000               B-/B3        Blue Merger Sub, Inc., 7.625%, 2/15/19                                   $    50,500
   100,000               BB/B1        JBS Finance II, Ltd., 8.25%, 1/29/18                                         102,000
   150,000               B+/B1        Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                                  152,250
                                                                                                               -----------
                                                                                                               $   304,750
                                                                                                               -----------
                                      Tobacco - 0.3%
   115,000               B/B2         Alliance One International, Inc., 10.0%, 7/15/16                         $   110,975
                                                                                                               -----------
                                      Total Food, Beverage & Tobacco                                           $   722,748
                                                                                                               -----------
                                      Pharmaceuticals & Biotechnology - 0.4%
                                      Biotechnology - 0.2%
    50,000               B/B3         Grifols, Inc., 8.25%, 2/1/18                                             $    52,125
                                                                                                               -----------
                                      Life Sciences Tools & Services - 0.2%
    90,000               B/Caa1       Catalent Pharma Solutions, Inc., 9.5%, 4/15/17 (144A)                    $    90,000
                                                                                                               -----------
                                      Total Pharmaceuticals & Biotechnology                                    $   142,125
                                                                                                               -----------
                                      Banks - 3.3%
                                      Diversified Banks - 2.2%
   450,000               AAA/Aaa      Asian Development Bank, Ltd., 3.375%, 5/20/14                            $    83,393
    65,000               BBB/Baa2     Banco de Credito del Peru, SA de CV, 5.375%, 9/16/20                          61,913
   100,000               NR/Baa2      BanColombia SA, 5.95%, 6/3/21                                                101,500
   100,000               BB/NR        BBVA Banco Continental via Continental Trustees Cayman, Ltd., 7.375%,
                                      10/7/40 (144A)                                                               100,113
   180,000               AAA/Aaa      International Bank for Reconstruction & Development, Ltd., 3.25%,
                                      4/14/14                                                                       33,416

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                   Value
                                      Diversified Banks - (continued)
   175,000               AAA/Aaa      International Bank for Reconstruction & Development, Ltd., 5.75%,
                                      10/21/19                                                             $   184,898
   350,000               AAA/Aaa      Rabobank Nederland NV, 0.0%, 3/3/15                                  $   155,070
                                                                                                           -----------
                                                                                                           $   720,303
                                                                                                           -----------
                                      Regional Banks - 1.1%
   100,000               BB/Baa3      Capital One Capital V, Inc., 10.25%, 8/15/39                         $   106,000
    53,000               A+/Aa3       Mellon Funding Corp., 5.5%, 11/15/18                                      59,146
   161,000    8.25       BBB/Baa3     PNC Financial Services Group, Inc., Floating Rate Note, 5/29/49          170,296
                                                                                                           -----------
                                                                                                           $   335,442
                                                                                                           -----------
                                      Thrifts & Mortgage Finance - 0.0%
     3,119               AAA/Aaa      Realkredit Danmark AS, 7.0%, 10/1/32                                 $       671
                                                                                                           -----------
                                      Total Banks                                                          $ 1,056,416
                                                                                                           -----------
                                      Diversified Financials - 5.5%
                                      Asset Management & Custody Banks - 0.1%
    35,000               BBB+/Baa2    Ameriprise Financial, Inc., 7.518%, 6/1/66                           $    36,488
     9,000               BBB-/Baa3    Janus Capital Group, Inc., 6.95%, 6/15/17                                  9,866
                                                                                                           -----------
                                                                                                           $    46,354
                                                                                                           -----------
                                      Consumer Finance - 0.7%
   106,000    4.00       BBB-/Ba1     SLM Corp., Floating Rate Note, 7/25/14                               $   104,365
   118,000               B/B3         Springleaf Finance Corp., 6.9%, 12/15/17                                 108,265
                                                                                                           -----------
                                                                                                           $   212,630
                                                                                                           -----------
                                      Diversified Financial Services - 1.1%
   115,000               BBB/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                                  $   118,227
    25,000               BBB+/Baa2    Hyundai Capital Services, Inc., 4.375%, 7/27/16                           25,636
   172,000               BBB+/Baa1    JPMorgan Chase & Co., 7.9%, 4/29/49                                      184,743
                                                                                                           -----------
                                                                                                           $   328,606
                                                                                                           -----------
                                      Investment Banking & Brokerage - 2.6%
    96,298               BBB-/NR      Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                         $   102,185
   245,000    5.79       BBB-/Baa2    Goldman Sachs Capital Corp., Floating Rate Note, 12/29/49                196,000
    20,000               BBB/Baa2     Jefferies Group, Inc., 5.125%, 4/13/18                                    20,040
    80,000               BBB/Baa2     Jefferies Group, Inc., 6.875%, 4/15/21                                    85,980
    75,000               A-/A2        Macquarie Group, Ltd., 6.0%, 1/14/20                                      75,207
    73,000               A/A2         Merrill Lynch & Co., 5.45%, 2/5/13                                        77,438
    60,000               A/A2         Morgan Stanley Dean Witter Co., 5.5%, 1/26/20                             60,782
   111,000    6.63       A/A2         Morgan Stanley Dean Witter Co., Floating Rate Note, 4/1/18               122,277
    75,000               BBB/Baa2     Raymond James Financial, Inc., 4.25%, 4/15/16                             77,427
    30,000               A-/Baa1      TD Ameritrade Holding Corp., 5.6%, 12/1/19                                32,161
                                                                                                           -----------
                                                                                                           $   849,497
                                                                                                           -----------
                                      Specialized Finance - 1.0%
    75,000               BBB/Baa1     Banque PSA Finance SA, 5.75%, 4/4/21                                 $    75,896
   121,000               BBB/Baa3     Cantor Fitzgerald LP, 7.875%, 10/15/19                                   132,164
   146,000    7.68       CCC-/Caa2    NCO Group, Inc., Floating Rate Note, 11/15/13                            129,210
                                                                                                           -----------
                                                                                                           $   337,270
                                                                                                           -----------
                                      Total Diversified Financials                                         $ 1,774,357
                                                                                                           -----------

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                        Value
                                      Insurance - 5.0%
                                      Insurance Brokers - 0.9%
    58,000               CCC+/Caa1    Hub International Holdings, Inc., 10.25%, 6/15/15 (144A)     $    59,015
    85,000               BBB-/Baa3    Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                 93,116
   133,000    6.68       CCC/B3       Usi Holdings Corp., Floating Rate Note, 11/15/14                 123,690
                                                                                                   -----------
                                                                                                   $   275,821
                                                                                                   -----------
                                      Life & Health Insurance - 2.1%
   105,000               BBB/Baa3     Delphi Financial Group, Inc., 7.875%, 1/31/20                $   116,856
   137,000               BBB/Ba1      Lincoln National Corp., 6.05%, 4/20/67                           131,863
    40,000               A-/Baa2      Lincoln National Corp., 8.75%, 7/1/19                             50,476
   100,000               BBB/Baa2     MetLife, Inc., 10.75%, 8/1/39                                    140,750
   110,000               A-/Baa2      Protective Life Corp., 7.375%, 10/15/19                          125,063
    10,000               A/Baa2       Prudential Financial, Inc., 6.2%, 1/15/15                         11,195
    50,000               BBB+/Baa3    Prudential Financial, Inc., 8.875%, 6/15/38                       58,375
    40,000               BBB-/Baa3    Unum Group, Inc., 5.625%, 9/15/20                                 41,887
                                                                                                   -----------
                                                                                                   $   676,465
                                                                                                   -----------
                                      Multi-Line Insurance - 0.7%
    80,000               BBB/Baa3     Genworth Financial, Inc., 7.2%, 2/15/21                      $    80,057
   123,000               BB/Baa3      Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)                 117,527
    26,000               BBB-/Baa2    Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                  28,304
                                                                                                   -----------
                                                                                                   $   225,888
                                                                                                   -----------
                                      Property & Casualty Insurance - 0.6%
   129,000               BBB-/Baa3    Hanover Insurance Group, Inc., 7.625%, 10/15/25              $   134,428
    25,000               BBB-/Baa3    Hanover Insurance Group, Inc., 7.5%, 3/1/20                       26,961
    45,000               BB/Ba2       White Mountains Re Group, Ltd., 7.506%, 5/29/49                   42,934
                                                                                                   -----------
                                                                                                   $   204,323
                                                                                                   -----------
                                      Reinsurance - 0.7%
   121,000               BBB+/BBB+    Platinum Underwriters HD, 7.5%, 6/1/17                       $   130,230
   100,000               BBB/Baa2     Validus Holdings, Ltd., 8.875%, 1/26/40                          106,136
                                                                                                   -----------
                                                                                                   $   236,366
                                                                                                   -----------
                                      Total Insurance                                              $ 1,618,863
                                                                                                   -----------
                                      Real Estate - 1.9%
                                      Diversified Real Estate Activities - 0.6%
    75,000               BB-/NR       BR Malls International Finance, Ltd., 8.5%, 12/31/99         $    79,410
    89,000               A-/A2        WEA Finance LLC, 7.125%, 4/15/18                                 103,873
                                                                                                   -----------
                                                                                                   $   183,283
                                                                                                   -----------
                                      Diversified Real Estate Investment Trust - 0.1%
    10,000               BBB+/Baa1    Dexus Finance Pty, Ltd., 7.125%, 10/15/14                    $    11,280
    20,000               BBB/Baa2     Digital Realty Trust LP, 5.875%, 2/1/20                           20,968
                                                                                                   -----------
                                                                                                   $    32,248
                                                                                                   -----------
                                      Real Estate Operating Companies - 0.0%
     7,425    7.96       B/NR         Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)          $     3,193
                                                                                                   -----------
                                      Retail Real Estate Investment Trust - 0.3%
    80,000               BB+/Baa3     Developers Diversified Realty, Inc., 7.5%, 4/1/17            $    90,595
                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                        Value
                                      Specialized Real Estate Investment Trust - 0.9%
   100,000               BBB-/Baa2    Hospitality Properties Trust, Inc., 7.875%, 8/15/14       $   112,830
   111,000               BBB-/Baa3    Senior Housing Properties Trust, Inc., 6.75%, 4/15/20         118,496
    65,000               BBB-/Baa3    Ventas Realty LP / V, Inc., 6.5%, 6/1/16                       67,145
                                                                                                -----------
                                                                                                $   298,471
                                                                                                -----------
                                      Total Real Estate                                         $   607,790
                                                                                                -----------
                                      Software & Services - 0.6%
                                      Data Processing & Outsourced Services - 0.3%
   100,000               NR/Ba2       Audatex North America, Inc., 6.75%, 6/15/18               $   100,500
                                                                                                -----------
                                      Internet Software & Services - 0.3%
    90,000               NR/A2        GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)             $    92,100
                                                                                                -----------
                                      Total Software & Services                                 $   192,600
                                                                                                -----------
                                      Technology Hardware & Equipment - 0.4%
                                      Communications Equipment - 0.2%
    75,000               B/B3         CommScope, Inc., 8.25%, 1/15/19                           $    77,250
                                                                                                -----------
                                      Electronic Components - 0.2%
    50,000               BB+/NR       Vishay Intertechnology, Inc., 2.25%, 5/15/41              $    46,938
                                                                                                -----------
                                      Total Technology Hardware & Equipment                     $   124,188
                                                                                                -----------
                                      Semiconductors - 0.3%
                                      Semiconductor Equipment - 0.3%
    76,000               BBB/Baa1     Klac Instruments Corp., 6.9%, 5/1/18                      $    85,851
                                                                                                -----------
                                      Total Semiconductors                                      $    85,851
                                                                                                -----------
                                      Telecommunication Services - 3.7%
                                      Alternative Carriers - 0.5%
   100,000               B/Ba3        Paetec Holding, 8.875%, 6/30/17 (144A)                    $   105,000
    60,000               B/B2         Global Crossing, Ltd., 12.0%, 9/15/15                          69,900
                                                                                                -----------
                                                                                                $   174,900
                                                                                                -----------
                                      Integrated Telecommunication Services - 1.5%
   100,000               B/NR         Bakrie Telecom Tbk PT, 11.5%, 5/7/15 (144A)               $   102,500
    50,000               B/B2         Cincinnati Bell, Inc., 8.375%, 10/15/20                        49,875
    77,000               CCC+/B3      Cincinnati Bell, Inc., 8.75%, 3/15/18                          73,150
    50,000               BB/Ba2       Frontier Communications Corp., 8.5%, 4/15/20                   54,500
    60,000               BB/Ba2       Frontier Communications Corp., 8.75%, 4/15/22                  65,400
    60,000               A/A2         Qtel International FIN, Ltd., 6.5%, 6/10/14                    66,375
    75,000               B+/Ba3       Windstream Corp., 8.625%, 8/1/16                               78,094
                                                                                                -----------
                                                                                                $   489,894
                                                                                                -----------
                                      Wireless Telecommunication Services - 1.7%
    85,000               NR/A2        Crown Castle Towers LLC, 4.883%, 8/15/20                  $    85,470
   100,000               NR/B1        Digicel, Ltd., 8.25%, 9/1/17 (144A)                           103,750
    60,000               NR/NR        GTP Acquisition Partners, Inc., LLC, 7.628%, 6/15/16           60,900
    80,000               B+/B1        NII Capital Corp., 8.875%, 12/15/19                            88,300
   150,000               B-/B2        True Move Co., Ltd., 10.75%, 12/16/13 (144A)                  161,813
    50,000               NR/NR        WCP Wireless Site Funding LLC, 6.829%, 11/15/15                50,787
                                                                                                -----------
                                                                                                $   551,020
                                                                                                -----------
                                      Total Telecommunication Services                          $ 1,215,814
                                                                                                -----------

20    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                 Value
                                      Utilities - 2.5%
                                      Electric Utilities - 0.7%
   100,000               NR/Ba2       Dubai Electricity & Water Authority, Inc., 8.5%, 4/22/15              $   111,125
    25,000               BB+/Ba1      PPL Capital Funding, Inc., 6.7%, 3/30/67                                   24,813
    83,000               BBB+/A3      West Penn Power Co., 5.95%, 12/15/17                                       94,548
                                                                                                            -----------
                                                                                                            $   230,486
                                                                                                            -----------
                                      Gas Utilities - 0.3%
   100,000               A/A1         Korea Gas Corp., 6.0%, 7/15/14 (144A)                                 $   109,234
                                                                                                            -----------
                                      Independent Power Producer & Energy Traders - 0.9%
    98,338               NR/B2        Coso Geothermal Power Holdings, Inc., 7.0%, 7/15/26 (144A)            $    81,744
   109,000               BB-/Ba3      Intergen NV, 9.0%, 6/30/17                                                115,268
    20,754               NR/Ba1       Juniper Generation, Inc., 6.79%, 12/31/14 (144A)                           17,472
    75,000               BB-/B1       NRG Energy, Inc., 7.625%, 1/15/18                                          75,188
                                                                                                            -----------
                                                                                                            $   289,672
                                                                                                            -----------
                                      Multi-Utilities - 0.6%
    50,000               BBB+/Baa2    NY State Gas and Electric Corp., 6.15%, 12/15/17 (144A)               $    55,401
   126,609               NR/NR        Ormat Funding Corp., 8.25%, 12/30/20                                      122,810
                                                                                                            -----------
                                                                                                            $   178,211
                                                                                                            -----------
                                      Total Utilities                                                       $   807,603
                                                                                                            -----------
                                      TOTAL CORPORATE BONDS
                                      (Cost $13,485,310)                                                    $14,453,936
                                                                                                            -----------
                                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.7%
    26,855               AAA/Aaa      Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-6/1/35                 $    28,654
     2,219               AAA/Aaa      Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                             2,401
    21,519               AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 6/1/17                             23,308
    37,732               AAA/Aaa      Federal National Mortgage Association, 4.0%, 7/1/18                        39,927
    24,123               AAA/Aaa      Federal National Mortgage Association, 4.5%, 3/1/35                        25,133
   154,449               AAA/Aaa      Federal National Mortgage Association, 5.0%, 2/1/20-12/1/21               166,995
   180,809               AAA/Aaa      Federal National Mortgage Association, 6.0%, 12/1/31-7/1/37               100,238
     1,767               AAA/Aaa      Federal National Mortgage Association, 6.5%, 7/1/31-2/1/32                  2,010
       231               AAA/Aaa      Federal National Mortgage Association, 7.0%, 9/1/29                           267
    98,624               AAA/Aaa      Freddie Mac, 3.5%, 10/1/40                                                 94,295
   350,000    1.48       NR/Aaa       Government National Mortgage Association,
                                      Floating Rate Note, 10/16/52                                               27,739
   724,498               NR/NR        Government National Mortgage Association, 1.35404%, 3/16/51                41,270
   525,000               NR/NR        Government National Mortgage Association, 1.762244%, 3/15/52               40,819
   346,561               AAA/NR       Government National Mortgage Association, 1.86376%, 4/16/51                25,478
   237,966               AAA/Aaa      Government National Mortgage Association, 4.5%, 9/15/33-9/20/39           248,076
    14,653               AAA/Aaa      Government National Mortgage Association, 5.0%, 4/15/35                    15,969
   275,612               AAA/Aaa      Government National Mortgage Association, 5.5%, 10/15/19-11/15/35         303,783
   105,121               AAA/Aaa      Government National Mortgage Association, 6.0%, 5/15/17-8/15/34           117,150
    12,859               AAA/Aaa      Government National Mortgage Association, 6.5%, 3/15/29-11/15/32           14,670
       440               AAA/Aaa      Government National Mortgage Association, 7.0%, 3/15/31                       515
     2,433               AAA/Aaa      Government National Mortgage Association, 7.5%, 5/15/23                     2,822
    16,346               AAA/Aaa      Government National Mortgage Association II, 5.5%, 3/20/34                 18,088
    27,865               AAA/Aaa      Government National Mortgage Association II, 6.0%, 11/20/33                30,960
    25,000               NR/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                        31,715
   150,000               NR/Aaa       U.S. Treasury Notes, 4.375%, 2/15/38                                      150,984

The accompanying notes are an integral part of these financial statements.    21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


         Principal Floating   S&P/Moody's
        Amount ($) Rate (d)   Ratings                                                                                       Value
                                           U.S. Government and Agency Obligations - (continued)
         100,000              NR/Aaa       U.S. Treasury Notes, 4.5%, 5/15/38                                       $   102,656
          75,000              NR/Aaa       U.S. Treasury Notes, 4.5%, 8/15/39                                            76,688
         100,000              NR/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31                                         117,203
                                                                                                                    -----------
                                           Total Government                                                         $ 1,849,813
                                                                                                                    -----------
                                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                           (Cost $1,779,389)                                                        $ 1,849,813
                                                                                                                    -----------
                                           FOREIGN GOVERNMENT BONDS - 8.3%
BRL      300,000              BBB-/Baa2    Brazilian Government, 10.25%, 1/10/28                                    $   201,262
CAD      495,000              AAA/Aaa      Canada Housing Trust No. 1, 3.75%, 3/15/20                                   530,705
CAD       60,000              AAA/Aaa      Canadian Government Bond, 4.25%, 6/1/18                                       68,318
CAD      100,000              AAA/Aaa      Canadian Government Bond, 1.5%, 12/1/12                                      103,880
CAD      160,000              AAA/Aaa      Canadian Government Bond, 2.0%, 6/1/16                                       163,528
EURO     100,000              NR/Aaa       French Treasury Note, 2.25%, 2/25/16                                         143,153
SEK      980,000              AAA/Aaa      Government of Sweden, 5.5%, 10/8/12                                          161,606
EURO     175,000              NR/Aaa       Government of France, 3.75%, 4/25/17                                         266,137
INR  300,000,000              BB+/NR       Indonesia Recapitalization Bond, 14.245%, 6/15/13                             40,130
INR  200,000,000              BB+/NR       Indonesia Recapitalization Bond, 14.275%, 12/15/13                            27,478
INR  100,000,000              BB+/Ba1      Indonesia Treasury Bond, 12.5%, 3/15/13                                       12,870
INR  200,000,000              BB+/Ba1      Indonesia Treasury Bond, 11.0%, 12/15/12                                      24,984
INR   75,000,000              NR/Ba1       Indonesia Treasury Bond, 9.0%, 9/15/13                                         9,239
EURO      45,000              BBB+/Baa3    Ireland Government Bond, 4.5%, 4/18/20                                        41,001
EURO      45,000              BBB+/Baa3    Ireland Government Bond, 5.0%, 10/18/20                                       41,255
EURO      30,000              BBB+/Baa3    Ireland Government Bond, 5.9%, 10/18/19                                       29,669
NOK    1,280,000              AAA/Aaa      Norway Government Bond, 4.25%, 5/19/17                                       253,815
NOK      315,000              AAA/Aaa      Norway Government Bond, 5.0%, 5/15/15                                         63,515
AUD      176,000              AA-/Aa1      Ontario Province, 5.5%, 4/23/13                                              189,945
          50,000              A-/A2        Poland Government, 6.375%, 7/15/19                                            57,125
         100,000              B/B3         Provincia de Buenos Aires Argentina, 10.875%, 1/26/21                         94,300
          69,000              AAA/Aaa      Queensland Treasury, 6.0%, 8/14/13                                            75,450
          17,000              BBB-/Baa3    Republic of Peru, 7.125%, 3/30/19                                             20,451
          75,000              NR/Aaa       Singapore Government Bond, 1.625%, 4/1/13                                     62,333
                                                                                                                    -----------
                                                                                                                    $ 2,682,149
                                                                                                                    -----------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $2,367,462)                                                        $ 2,682,149
                                                                                                                    -----------
                                           MUNICIPAL BONDS - 6.3%
                                           Government - 6.3%
                                           Municipal Airport - 0.3%
          25,000              BBB/Baa2     Indianapolis Airport Authority, 5.1%, 1/15/17                            $    27,368
          58,000              B/B3         New Jersey Economic Development Authority Special Facility Revenue,
                                           7.0%, 11/15/30                                                                57,853
          17,000              B/B3         New Jersey Economic Development Authority, 6.25%, 9/15/29                     15,996
                                                                                                                    -----------
                                                                                                                    $   101,217
                                                                                                                    -----------
                                           Municipal Development - 1.5%
         125,000              CCC+/NR      Alliance Airport Authority Texas, 5.75%, 12/1/29                         $    87,735
          60,000              BBB/NR       Brazos Harbor Industrial Development Corp., 5.9%, 5/1/38                      60,386
         100,000              CCC+/Caa2    Dallas-Fort Worth Texas International Airport Revenue, 6.375%, 5/1/35         73,858
          65,000              BBB-/Ba2     Louisiana Local Government Environment, 6.75%, 11/1/32                        67,670

22    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                          Value
                                      Municipal Development - (continued)
    60,000               B+/B1        Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30            $    59,806
    50,000               BBB/NR       Selma Industrial Development Board, 6.25%, 11/1/33                               52,002
    70,000               BBB+/Baa2    St John Baptist Parish Louisiana Revenue, 5.125%, 6/1/37                         66,737
                                                                                                                  -----------
                                                                                                                  $   468,194
                                                                                                                  -----------
                                      Municipal General - 0.7%
    50,000               BB/B1        County of Cook Illinois, 6.5%, 10/15/40                                     $    51,351
    75,000               A+/A1        New Jersey Transport Trust Fund Authority, 5.5%, 6/15/41                         77,377
    25,000               AAA/Aa1      New York City Transitional Finance Authority, 5.0%, 11/1/33                      26,215
    66,000               AA-/Aa3      Wisconsin State General, 5.75%, 5/1/33                                           71,257
                                                                                                                  -----------
                                                                                                                  $   226,200
                                                                                                                  -----------
                                      Municipal Higher Education - 2.5%
    98,000               AA+/Aa2      California State University Revenue, 5.0%, 11/1/39                          $    95,387
    70,000               AAA/Aaa      Connecticut State Health & Educational Facility Authority, 5.0%, 7/1/40          72,807
    99,000               AAA/Aaa      Connecticut State Health & Educational, 5.0%, 7/1/42                            101,686
    50,000               AAA/Aaa      Houston Higher Education Finance Corp., 5.0%, 5/15/40                            51,810
    30,000               AAA/Aaa      Massachusetts Development Finance Agency, 5.0%, 10/15/40                         31,522
   180,000               AAA/Aaa      Massachusetts Health & Educational Facilities Authority, 5.5%, 11/15/36         196,249
    30,000               AAA/Aaa      Massachusetts Health & Educational Facilities Authority, 6.0%, 7/1/36            33,614
    75,000               AAA/Aaa      Missouri State Health & Educational Facilities, 5.0%, 11/15/39                   78,281
    25,000               AAA/Aaa      New York State Dormitory Authority, 5.0%, 10/1/41                                26,259
   100,000               AAA/Aaa      New York State Dormitory Authority, 5.0%, 7/1/38                                104,133
    25,000               AAA/Aaa      Texas A&M University, 5.0%, 7/1/30                                               27,379
                                                                                                                  -----------
                                                                                                                  $   819,127
                                                                                                                  -----------
                                      Municipal Medical - 0.2%
    25,000               AA-/A1       Massachusetts Development Finance Agency, 5.375%, 4/1/41                    $    25,387
    50,000               A/NR         New Hampshire Health, 6.5%, 1/1/41                                               52,716
                                                                                                                  -----------
                                                                                                                  $    78,103
                                                                                                                  -----------
                                      Municipal Pollution - 0.8%
   135,000               BBB/NR       Brazoria County Environmental, 5.95%, 5/15/33                               $   136,192
    25,000               NR/Ba2       Goochland County Industrial Development Authority, 5.65%, 12/1/25                23,815
    55,000               B/Caa2       Ohio State Pollution Control Revenue, 5.65%, 3/1/33                              44,433
    45,000               NR/Ba2       State of Oregon, 5.7%, 12/1/25                                                   43,079
                                                                                                                  -----------
                                                                                                                  $   247,519
                                                                                                                  -----------
                                      Municipal Water - 0.3%
    60,000               AAA/Aa1      City of Charleston South Carolina, 5.0%, 1/1/41                             $    62,962
    25,000               AAA/Aa2      Hampton Roads Sanitation District, 5.0%, 4/1/38                                  25,763
                                                                                                                  -----------
                                                                                                                  $    88,725
                                                                                                                  -----------
                                      Total Government                                                            $ 2,029,085
                                                                                                                  -----------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $1,937,316)                                                           $ 2,029,085
                                                                                                                  -----------
                                      SENIOR FLOATING RATE LOAN INTERESTS - 10.1%**
                                      Energy - 1.1%
                                      Coal & Consumable Fuels - 0.3%
   100,000        11.21  NR/NR        Bumi Resources Tbk, Term Loan, 8/15/13                                      $    99,875
                                                                                                                  -----------

The accompanying notes are an integral part of these financial statements.    23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                 Value
                                      Oil & Gas Equipment And Services - 0.8%
   132,022        6.25   NR/NR        Frac Tech Services LLC, Term Loan, 4/19/16                           $   131,971
   115,768        8.50   B+/NR        Hudson Products Holdings, Inc., Term Loan, 8/24/15                       110,848
                                                                                                           -----------
                                                                                                           $   242,819
                                                                                                           -----------
                                      Total Energy                                                         $   342,694
                                                                                                           -----------
                                      Materials - 0.7%
                                      Precious Metals & Minerals - 0.3%
    93,000        5.25   NR/NR        Fairmount Minerals, Ltd., Tranche B Term Loan, 3/11/17               $    93,271
                                                                                                           -----------
                                      Steel - 0.4%
   133,470       10.50   NR/NR        Niagara Corp., Term Loan (New), 6/29/14                              $   131,468
                                                                                                           -----------
                                      Total Materials                                                      $   224,739
                                                                                                           -----------
                                      Capital Goods - 0.9%
                                      Construction & Engineering - 0.2%
    44,997        2.44   NR/NR        URS Corp., Tranche B Term Loan, 5/15/13                              $    44,976
                                                                                                           -----------
                                      Industrial Machinery - 0.7%
   233,333        6.26   BB-/B1       Alliance Laundry Holdings LLC, Term Loan, 9/10/16                    $   235,472
                                                                                                           -----------
                                      Total Capital Goods                                                  $   280,448
                                                                                                           -----------
                                      Commercial Services & Supplies - 0.4%
                                      Research & Consulting Services - 0.4%
   134,458        5.75   NR/NR        Wyle Services Corp., Incremental Term Loan, 3/25/16                  $   134,963
                                                                                                           -----------
                                      Total Commercial Services & Supplies                                 $   134,963
                                                                                                           -----------
                                      Transportation - 0.2%
                                      Air Freight & Couriers - 0.2%
    44,718        5.27   NR/B1        Ceva Group Plc, US Tranche B Term Loan, 11/4/13                      $    43,908
    23,296        5.31   NR/NR        Ceva Group Plc, Dollar Tranche B Pre-Funded LC, 11/4/13                   22,873
                                                                                                           -----------
                                                                                                           $    66,781
                                                                                                           -----------
                                      Total Transportation                                                 $    66,781
                                                                                                           -----------
                                      Automobiles & Components - 0.7%
                                      Auto Parts & Equipment - 0.2%
    33,352        2.13   NR/NR        Federal Mogul Corp., Tranche C Term Loan, 12/28/15                   $    31,637
    65,369        2.13   NR/NR        Federal Mogul Corp., Tranche B Term Loan, 12/29/14                        62,008
                                                                                                           -----------
                                                                                                           $    93,645
                                                                                                           -----------
                                      Automobile Manufacturers - 0.5%
   150,000        6.00   NR/NR        Chrysler Group LLC, Term Loan, 4/28/17                               $   146,500
                                                                                                           -----------
                                      Total Automobiles & Components                                       $   240,145
                                                                                                           -----------
                                      Consumer Services - 0.8%
                                      Restaurants - 0.8%
   248,750        4.50   BB+/Ba2      Burger King Holdings, Inc., Tranche B Term Loan, 10/30/16            $   248,460
                                                                                                           -----------
                                      Total Consumer Services                                              $   248,460
                                                                                                           -----------
                                      Media - 0.4%
                                      Cable & Satellite - 0.1%
     2,694        7.25   NR/NR        Charter Communications Operating Co., LLC, Term B-2 Loan, 3/6/14     $     2,717
    49,500        4.50   BB-/Ba3      MCC Iowa LLC, Tranche F Term Loan, 10/20/17                               49,190
                                                                                                           -----------
                                                                                                           $    51,907
                                                                                                           -----------

24    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                                    Value
                                      Publishing - 0.3%
    74,438    4.75       NR/NR        Interactive Data Corp., Term Loan, 1/31/18                              $    74,595
                                                                                                              -----------
                                      Total Media                                                             $   126,502
                                                                                                              -----------
                                      Food, Beverage & Tobacco - 0.2%
                                      Packaged Foods & Meats - 0.2%
    74,438    7.00       NR/NR        Pierre Foods, Inc., Loan (First Lien), 9/30/16                          $    75,073
                                                                                                              -----------
                                      Total Food, Beverage & Tobacco                                          $    75,073
                                                                                                              -----------
                                      Health Care Equipment & Services - 2.0%
                                      Health Care Facilities - 0.3%
     5,783    2.50       BB-/Ba3      CHS/Community Health Systems, Inc., Non-Extended Delayed Draw Term
                                      Loan, 7/25/14                                                           $     5,598
   112,477    2.50       BB-/Ba3      CHS/Community Health Systems, Inc., Non-Extended Term Loan,
                                      7/25/14                                                                     108,885
                                                                                                              -----------
                                                                                                              $   114,483
                                                                                                              -----------
                                      Health Care Services - 1.7%
    50,000    0.00       NR/NR        Rural/Metro Corp., Term Loan, 3/28/12                                   $    50,000
   241,667    7.50       B+/Ba2       Sun HealthCare Group, Inc., Term Loan, 9/23/16                              240,911
   249,375    7.75       NR/NR        Virtual Radiologic Corp., Term Loan, 11/3/16                                246,881
                                                                                                              -----------
                                                                                                              $   537,792
                                                                                                              -----------
                                      Total Health Care Equipment & Services                                  $   652,275
                                                                                                              -----------
                                      Pharmaceuticals & Biotechnology - 0.8%
                                      Biotechnology - 0.8%
   250,000    6.00       NR/NR        Grifols, Inc., U.S. Tranche B Term Loan, 6/4/16                         $   251,458
                                                                                                              -----------
                                      Total Pharmaceuticals & Biotechnology                                   $   251,458
                                                                                                              -----------
                                      Technology Hardware & Equipment - 1.1%
                                      Electronic Components - 1.1%
    80,676    2.44       NR/Ba1       Flextronics Semiconductor, Ltd., A-1-A Delayed Draw Loan, 10/1/14       $    79,634
   280,752    2.44       NR/Ba1       Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14               277,544
                                                                                                              -----------
                                                                                                              $   357,178
                                                                                                              -----------
                                      Total Technology Hardware & Equipment                                   $   357,178
                                                                                                              -----------
                                      Semiconductors - 0.5%
                                      Semiconductor Equipment - 0.2%
    76,391    4.44       B-/NR        Freescale Semiconductor, Inc., Extended Maturity Term Loan, 12/1/16     $    76,140
                                                                                                              -----------
                                      Semiconductors - 0.3%
    92,732    4.75       BB/Ba2       Intersil Corp., Term Loan, 4/27/16                                      $    93,195
                                                                                                              -----------
                                      Total Semiconductors                                                    $   169,335
                                                                                                              -----------
                                      Utilities - 0.3%
                                      Electric Utilities - 0.3%
   142,369    4.73       BBB-/Ba1     Texas Competitive Electric Holdings LLC, Initial Tranche B-2 Term
                                      Loan, 10/10/14                                                          $   111,327
                                                                                                              -----------
                                      Total Utilities                                                         $   111,327
                                                                                                              -----------
                                      TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                      (Cost $3,261,012)                                                       $ 3,281,378
                                                                                                              -----------

The accompanying notes are an integral part of these financial statements.    25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                                      Value
                                      TEMPORARY CASH INVESTMENTS - 0.1%
                                      Securities Lending Collateral - 0.1% (c)
                                      Certificates of Deposit:
    1,034                             Bank of America NA, 0.19%, 9/2/11                         $     1,034
    1,034                             Bank of Montreal Chicago, 0.12%, 7/8/11                         1,034
      827                             Bank of Nova Scotia, 0.30%, 6/11/12                               827
      207                             Bank of Nova Scotia, 0.25%, 9/29/12                               207
      481                             BBVA Group NY, 0.47%, 8/10/11                                     481
      579                             BBVA Group NY, 0.36%, 7/7/11                                      579
      723                             BBVA Group NY, 1.19%, 7/26/11                                     723
      145                             BNP Paribas Bank NY, 0.27%, 8/5/11                                145
    1,034                             Canadian Imperial Bank of Commerce NY, 0.20%, 10/3/11           1,034
      827                             DnB NOR Bank ASA NY, 0.18%, 8/10/11                               827
      517                             National Australia Bank NY, 0.29%, 10/19/11                       517
    1,137                             RaboBank Netherland NV NY, 0.29%, 4/2/12                        1,137
      620                             Royal Bank of Canada NY, 0.32%, 12/2/11                           620
      413                             SOCGEN NY, 0.28%, 7/11/11                                         413
      207                             SOCGEN NY, 0.26%, 7/14/11                                         207
      310                             SOCGEN NY, 0.16%, 7/7/11                                          310
    1,034                             Westpac Banking Corp., NY, 0.32%, 12/6/11                       1,034
                                                                                                -----------
                                                                                                $    11,129
                                                                                                -----------
                                      Commercial Paper:
      413                             American Honda Finance, 0.34%, 1/11/12                    $       413
      620                             Australia & New Zealand Banking Group, 0.34%, 9/6/11              620
      378                             Australia & New Zealand Banking Group, 0.87%, 8/4/11              378
      155                             BCSFUN, 0.22%, 7/29/11                                            155
    1,033                             CBAPP, 0.20%, 8/3/11                                            1,033
      114                             General Electric Capital Corp., 0.44%, 11/21/11                   114
      940                             HSBC, 0.17%, 8/9/11                                               940
      930                             JPMorgan Chase & Co., 0.30%, 7/17/12                              930
      929                             NESCAP, 0.25%, 12/20/11                                           929
      827                             NORDNA, 0.27%, 7/18/11                                            827
      827                             PARFIN, 0.25%, 7/11/11                                            827
      517                             Royal Bank of Canada NY, 0.30%, 6/29/12                           517
      517                             SANCPU, 0.39%, 7/11/11                                            517
      516                             SANCPU, 0.73%, 9/1/11                                             516
      620                             Sanofi Aventis, 0.68%, 10/20/11                                   620
      723                             SEB, 0.30%, 9/12/11                                               723
      413                             SOCNAM, 0.22%, 9/1/11                                             413
    1,034                             Svenska Handelsbanken, 0.29%, 6/29/12                           1,034
    1,034                             Toyota Motor Credit Corp., 0.32%, 9/8/11                        1,034
      439                             UXTPP, 0.32%, 7/1/11                                              439
      517                             VARFUN, 0.32%, 8/4/11                                             517
      120                             VARFUN, 0.32%, 8/8/11                                             120
      289                             VARFUN, 0.32%, 8/9/11                                             289
      414                             Wachovia, 0.41%, 10/15/11                                         414
      310                             Wachovia, 0.40%, 3/1/12                                           310
      207                             Wells Fargo & Co., 0.36%, 1/24/12                                 207
                                                                                                -----------
                                                                                                $    14,836
                                                                                                -----------

26    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Principal  Floating   S&P/Moody's
  Amount ($)  Rate (d)   Ratings                                                      Value
                                      Tri-party Repurchase Agreements:
      105                             Barclays Capital Plc, 0.01%, 7/1/11       $       105
    1,033                             Deutsche Bank AG, 0.01%, 7/1/11                 1,033
    1,033                             HSBC Bank USA NA, 0.01%, 7/1/11                 1,033
    3,100                             RBS Securities, Inc., 0.02%, 7/1/11             3,100
                                                                                -----------
                                                                                $     5,271
                                                                                -----------
   Shares
                                      Money Market Mutual Funds:
    1,653                             Dreyfus Preferred Money Market Fund       $     1,653
    1,653                             Fidelity Prime Money Market Fund                1,653
                                                                                -----------
                                                                                $     3,306
                                                                                -----------
                                      Total Securities Lending Collateral       $    34,542
                                                                                -----------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $34,542)                            $    34,542
                                                                                -----------
                                      TOTAL INVESTMENT IN SECURITIES - 98.4%
                                      (Cost $30,276,926) (a)                    $31,893,290
                                                                                -----------
                                      OTHER ASSETS AND LIABILITIES - 1.6%       $   531,019
                                                                                -----------
                                      TOTAL NET ASSETS - 100.0%                 $32,424,309
                                                                                ===========

*        Non-Income producing security.
NR       Not rated by either S&P or Moody's.
WR       Security rating withdrawn by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2011, the value of these securities amounted to $3,151,464 or 9.7% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $30,280,317 was as follows:


   Aggregate gross unrealized gain for all investments in which there is an excess of
   value over tax cost                                                                     $2,109,567
   Aggregate gross unrealized loss for all investments in which there is an excess
   of tax cost over value                                                                    (496,594)
                                                                                           ----------
   Net unrealized gain                                                                     $1,612,973
                                                                                           ==========

(b)      At June 30, 2011, the following security was out on loan:


  Principal
  Amount ($)   Security                                   Value
  41,000       Horizon Lines, Inc., 4.25%, 8/15/12      $33,863
                                                        -------
               Total                                    $33,863
                                                        =======

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.
(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.
(e)      Security is in default and is non-income producing.
(f)      Security is valued using fair value methods (See Note 1A).

         Principal amounts are denominated in U.S. Dollars unless otherwise noted:
AUD      Australian Dollar
BRL      Brazilian Real
CAD      Canadian Dollar
EURO     Euro
NOK      Norwegian Krone
SEK      Swedish Krone
INR      Indonesian Rupiah

The accompanying notes are an integral part of these financial statements.    27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/11 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 were as follows:


                                              Purchases         Sales
   Long-Term U.S. Government Securities      $  112,789      $  442,153
   Other Long-Term Securities                $8,265,666      $6,455,661

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Portfolio's assets:


                                             Level 1         Level 2        Level 3         Total
------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                 $     --       $ 1,152,291      $    --      $ 1,152,291
Preferred Stocks                             283,758           261,219           --          544,977
Common Stocks                                 20,481                --           --           20,481
Common Stocks (Foreign)                           --            88,097           --           88,097
Common Stocks (Steel)                             --                --       15,934           15,934
Asset Backed Securities                           --         1,683,287           --        1,683,287
Collateralized Mortgage Obligations               --         4,057,320           --        4,057,320
Corporate Bonds                                   --        14,453,936           --       14,453,936
U.S. Government and Agency Obligations            --         1,849,813           --        1,849,813
Foreign Government Bonds                          --         2,682,149           --        2,682,149
Municipal Bonds                                   --         2,029,085           --        2,029,085
Senior Floating Rate Loan Interests               --         3,281,378           --        3,281,378
Temporary Cash Investments                        --            31,236           --           31,236
Money Market Mutual Funds                      3,306                --           --            3,306
                                            --------       -----------      -------      -----------
Total                                       $307,545       $31,569,811      $15,934      $31,893,290
                                            ========       ===========      =======      ===========
Other Financial Instruments*                $     --       $   (23,953)     $    --      $   (23,953)
                                            ========       ===========      =======      ===========

*        Other financial instruments Include foreign exchange contracts

Following is a reconciliation of assets using significant unobservable inputs (Level 3):


                                                                       Senior Floating
                                                           Common         Rate Loan
                                                           Stocks         Interests
   Balance as of 12/31/10                                 $15,934        $  135,247
   Realized gain (loss)(1)                                     --                27
   Change in unrealized appreciation (depreciation)(2)         --                --
   Net purchases (sales)                                       --            (3,552)
   Transfers in and out of Level 3                             --          (131,722)
                                                          -------        ----------
   Balance as of 6/30/11                                  $15,934        $       --
                                                          =======        ==========

1 Realized gain (loss) on these securities is Included in the net realized gain (loss) from investments in the Statement of Operations.
2 Unrealized appreciation (depreciation) on these securities is Included in the change in unrealized gain (loss) on investments in the Statement of Operations.

   Net change in unrealized appreciation (depreciation) of investments still held as of
   6/30/11                                                                                 $  --
                                                                                           =====



28    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                   Six Months
                                                     Ended
                                                    6/30/11     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                           (unaudited)    12/31/10     12/31/09     12/31/08     12/31/07     12/31/06
Net asset value, beginning of period                $ 10.63      $ 10.07      $  8.91      $ 10.83      $ 10.80      $ 10.76
                                                    -------      -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                              $  0.31      $  0.55      $  0.61(a)   $  0.68      $  0.58      $  0.55
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                                0.05         0.59         1.85        (1.86)        0.09         0.12
                                                    -------      -------      -------      -------      -------      -------
  Net increase (decrease) from investment
    operations                                      $  0.36      $  1.14      $  2.46      $ (1.18)     $  0.67      $  0.67
Distributions to shareowners:
 Net investment income                                (0.27)       (0.58)       (0.78)       (0.72)       (0.58)       (0.58)
 Net realized gain                                    (0.05)          --        (0.52)       (0.02)       (0.06)       (0.05)
                                                    -------      -------      -------      -------      -------      -------
  Net increase (decrease) in net asset value        $  0.04      $  0.56      $  1.16      $ (1.92)     $  0.03      $  0.04
                                                    -------      -------      -------      -------      -------      -------
Net asset value, end of period                      $ 10.67      $ 10.63      $ 10.07      $  8.91      $ 10.83      $ 10.80
                                                    =======      =======      =======      =======      =======      =======
Total return*                                          3.40%       11.61%       29.73%      (11.57)%       6.43%        6.48%
Ratio of net expenses to average net assets+           1.22%**      1.23%        1.28%        0.89%        0.84%        0.83%
Ratio of net investment income to average net
 assets+                                               5.36%**      5.25%        6.43%        6.49%        5.26%        5.13%
Portfolio turnover rate                                  28%**        92%          71%          66%          64%          44%
Net assets, end of period (in thousands)            $14,425      $15,494      $15,096      $12,822      $17,665      $18,989
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                          1.22%**      1.23%        1.28%        0.89%        0.84%        0.83%
 Net investment income                                 5.36%**      5.25%        6.43%        6.49%        5.26%        5.13%

(a) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+      Ratios with no reduction for fees paid indirectly.
**     Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


The accompanying notes are an integral part of these financial statements.    29

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                   Six Months
                                                     Ended
                                                    6/30/11     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class II                                          (unaudited)    12/31/10     12/31/09     12/31/08     12/31/07     12/31/06
Net asset value, beginning of period                $ 10.62      $ 10.06      $  8.92      $ 10.83      $ 10.80      $ 10.76
                                                    -------      -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                              $  0.25      $  0.48      $  0.62(a)   $  0.64      $  0.53      $  0.51
 Net realized and unrealized gain (loss) on
  investments, futures contracts and foreign
  currency transactions                                0.09         0.64         1.82        (1.84)        0.12         0.14
                                                    -------      -------      -------      -------      -------      -------
  Net increase (decrease) from investment
    operations                                      $  0.34      $  1.12      $  2.44      $ (1.20)     $  0.65      $  0.65
Distributions to shareowners:
 Net investment income                                (0.26)       (0.56)       (0.77)       (0.69)       (0.56)       (0.56)
 Net realized gain                                    (0.05)          --        (0.52)       (0.02)       (0.06)       (0.05)
                                                    -------      -------      -------      -------      -------      -------
  Net increase (decrease) in net asset value        $  0.03      $  0.56      $  1.14      $ (1.91)     $  0.03      $  0.04
                                                    -------      -------      -------      -------      -------      -------
Net asset value, end of period                      $ 10.65      $ 10.62      $ 10.06      $  8.92      $ 10.83      $ 10.80
                                                    =======      =======      =======      =======      =======      =======
Total return*                                          3.19%       11.37%       29.35%      (11.69)%       6.17%        6.24%
Ratio of net expenses to average net assets+           1.46%**      1.47%        1.32%        1.14%        1.08%        1.07%
Ratio of net investment income to average net
 assets+                                               5.13%**      4.96%        6.65%        6.27%        5.03%        4.88%
Portfolio turnover rate                                  28%**        92%          71%          66%          64%          44%
Net assets, end of period (in thousands)            $17,999      $16,315      $13,438      $48,988      $59,543      $48,052
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                          1.46%**      1.47%        1.32%        1.14%        1.08%        1.07%
 Net investment income                                 5.13%**      4.96%        6.65%        6.27%        5.03%        4.88%

(a) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+      Ratios with no reduction for fees paid indirectly.
**     Annualized.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


30    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities (including securities loaned of $33,863) (cost $30,276,926)        $31,893,290
 Futures collateral                                                                               25,750
 Foreign currencies, at value (cost $1,073,729)                                                1,126,523
 Receivables --
  Investment securities sold                                                                     582,713
  Variation margin                                                                                14,252
  Interest                                                                                       391,932
 Other                                                                                               582
                                                                                             -----------
  Total assets                                                                               $34,035,042
                                                                                             -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                            $   301,771
  Portfolio shares repurchased                                                                    22,538
  Forward foreign currency settlement contracts, net                                                 586
  Forward foreign currency portfolio hedge contracts, open net                                    23,367
  Upon return of securities loaned                                                                34,542
 Due to bank                                                                                   1,180,503
 Due to affiliates                                                                                   967
 Accrued expenses                                                                                 46,459
                                                                                             -----------
  Total liabilities                                                                          $ 1,610,733
                                                                                             -----------
NET ASSETS:
 Paid-in capital                                                                             $29,881,461
 Undistributed net investment income                                                             702,534
 Accumulated net realized gain on investments, foreign currency transactions and futures
  contracts                                                                                      203,729
 Net unrealized gain on investments                                                            1,616,364
 Net unrealized gain on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                   29,550
 Net unrealized loss on futures contracts                                                         (9,329)
                                                                                             -----------
  Total net assets                                                                           $32,424,309
                                                                                             ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $14,424,936/1,352,061 shares)                                             $     10.67
                                                                                             ===========
 Class II (based on $17,999,373/1,689,449 shares)                                            $     10.65
                                                                                             ===========


The accompanying notes are an integral part of these financial statements.    31

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11


INVESTMENT INCOME:
 Dividends                                                                              $    6,671
 Interest and other (net of foreign taxes withheld of $806)                              1,051,609
 Income from securities loaned, net                                                            281
                                                                                        ----------
  Total investment income                                                                              $1,058,561
                                                                                                       ----------
EXPENSES:
 Management fees                                                                        $  104,405
 Transfer agent fees
  Class I                                                                                      747
  Class II                                                                                     746
 Distribution fees (Class II)                                                               21,602
 Administrative reimbursements                                                               4,724
 Custodian fees                                                                             10,927
 Professional fees                                                                          25,816
 Printing expense                                                                           12,404
 Fees and expenses of nonaffiliated trustees                                                 3,848
 Miscellaneous                                                                              31,687
                                                                                        ----------
  Total expenses                                                                                       $  216,906
                                                                                                       ----------
   Net investment income                                                                               $  841,655
                                                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
 Investments                                                                            $  421,840
 Futures contracts                                                                         (40,477)
 Class actions                                                                              17,025
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                      (101,423)    $  296,965
                                                                                        ----------     ----------
 Change in net unrealized gain (loss) on:
 Investments                                                                            $  (21,624)
 Futures contracts                                                                        (102,282)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                        25,574     $  (98,332)
                                                                                        ----------     ----------
 Net gain on investments, futures contracts and foreign currency transactions                          $  198,633
                                                                                                       ----------
 Net increase in net assets resulting from operations                                                  $1,040,288
                                                                                                       ==========


32    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively


                                                                                            Six Months
                                                                                               Ended
                                                                                              6/30/11         Year Ended
                                                                                            (unaudited)        12/31/10
FROM OPERATIONS:
Net investment income                                                                      $    841,655     $   1,675,196
Net realized gain on investments, futures contracts and foreign currency transactions           296,965         1,208,237
Change in net unrealized gain (loss) on investments, futures contracts and foreign
 currency transactions                                                                          (98,332)          841,468
                                                                                           ------------     -------------
  Net increase in net assets resulting from operations                                     $  1,040,288     $   3,724,901
                                                                                           ------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.27 and $0.58 per share, respectively)                                        $   (372,587)    $    (850,360)
  Class II ($0.26 and $0.56 per share, respectively)                                           (416,529)         (947,895)
Net realized gain:
  Class I ($0.05 and $0.00 per share, respectively)                                             (68,144)               --
  Class II ($0.05 and $0.00 per share, respectively)                                            (84,294)               --
                                                                                           ------------     -------------
    Total distributions to shareowners                                                     $   (941,554)    $  (1,798,255)
                                                                                           ------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  4,900,991     $  32,746,091
Reinvestment of distributions                                                                   942,339         1,798,255
Cost of shares repurchased                                                                   (5,327,283)      (33,195,778)
                                                                                           ------------     -------------
  Net increase in net assets resulting from Portfolio share transactions                   $    516,047     $   1,348,568
                                                                                           ------------     -------------
  Net increase in net assets                                                               $    614,781     $   3,275,214
NET ASSETS:
Beginning of period                                                                          31,809,528        28,534,314
                                                                                           ------------     -------------
End of year period                                                                         $ 32,424,309     $  31,809,528
                                                                                           ============     =============
Undistributed net investment income                                                        $    702,534     $     649,995
                                                                                           ============     =============


                                    '11 Shares       '11 Amount        '10 Shares        '10 Amount
                                   (unaudited)      (unaudited)
CLASS I
Shares sold                            26,205      $    281,853           198,500      $   2,058,379
Reinvestment of distributions          41,023           441,056            81,661            850,360
Less shares repurchased              (172,612)       (1,853,676)         (322,392)        (3,342,483)
                                     --------      ------------        ----------      -------------
  Net decrease                       (105,384)     $ (1,130,767)          (42,231)     $    (433,744)
                                     ========      ============        ==========      =============
CLASS II
Shares sold                           429,748      $  4,619,138         2,973,938      $  30,687,712
Reinvestment of distributions          46,684           501,283            90,850            947,895
Less shares repurchased              (323,474)       (3,473,607)       (2,864,049)       (29,853,295)
                                     --------      ------------        ----------      -------------
  Net increase                        152,958      $  1,646,814           200,739      $   1,782,312
                                     ========      ============        ==========      =============


The accompanying notes are an integral part of these financial statements.    33

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   security trades and prior to the determination of the Portfolio's net asset value. Thus, the valuation of the Portfolio's securities may differ from exchange prices.

   At June 30, 2011, one security was valued using fair value methods, (in addition to securities valued using prices supplied by independent pricing services) which represents 0.05% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.


B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).


D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2011, the Portfolio paid no such taxes.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2010 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2010, were as follows:

---------------------------------------------
                                       2010
---------------------------------------------
  Distributions paid from:
  Ordinary income                 $1,798,255
  Long-term capital gain                  --
                                  ----------
       Total distributions        $1,798,255
                                  ==========
  Distributable Earnings:
  Undistributed ordinary income   $  635,952
  Undistributed long-term gain       152,155
  Unrealized appreciation          1,674,599
                                  ----------
       Total                      $2,462,706
                                  ==========
---------------------------------------------


E. Portfolio Shares and Class Allocations
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $133,206 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2011. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see
   Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

   During the six months ended June 30, 2011 the Portfolio recognized gains of $17,025 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.


F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. The Portfolio's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All Futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2011 was $25,750. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. The average number of contracts open during the six months ended June 30, 2011 was 50.

   At June 30, 2011, open futures contracts were as follows:


-----------------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement                   Unrealized
Type                    Long/(Short)        Month          Value      Gain (loss)
-----------------------------------------------------------------------------------
 US 10 Yr Note             (2)            9/11           $  244,656    $    298
 US 2 Yr Note (CBT)        (1)            9/11           $  219,358    $   (281)
 US 5 Yr Note (CBT)       (38)            9/11           $4,529,451    $ (4,159)
 US Treasury Bond          (4)            9/11           $  492,125    $    375
 US Ultra Bond (CBT)        6             9/11           $  757,500    $ (5,562)
-----------------------------------------------------------------------------------
 Total                    (39)                           $6,243,090    $  9,329

-----------------------------------------------------------------------------------


2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $600 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.


3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $244 in transfer agent fees payable to PIMSS at June 30, 2011.


4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $123 in distribution fees payable to PFD at June 30, 2011.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/11 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts
During the year ended June 30, 2011, the Portfolio entered into various forward foreign currency contracts, either settlement or portfolio, that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At June 30, 2011, the Fund's gross forward currency settlement contracts receivable and payable were $906,137 and $906,723, respectively, resulting in a net payable of $586. The average value of contracts open during the six months ended June 30, 2011 was $1,722,159.

As of June 30, 2011, outstanding forward portfolio hedge contracts were as follows:


-----------------------------------------------------------------------------------------
                                                                               Net
                                                                            Unrealized
                            Contracts to      In Exchange    Settlement   Appreciation/
Currency                       Deliver            For           Date      (Depreciation)
-----------------------------------------------------------------------------------------
 AUD (Australian Dollar)     (372,000)       $   (387,848)    9/15/11      $   (7,477)
 EUR (European Dollar)        390,000        $    565,840     7/15/11      $       --
 EUR (European Dollar)       (100,000)       $   (148,183)    7/15/11      $    3,040
 EUR (European Dollar)     (1,110,000)       $ (1,589,309)    9/15/11      $  (18,930)
 SEK (Swedish Kronur)        2,150,000       $    339,831     7/15/11      $       --
-----------------------------------------------------------------------------------------
 Total                                                                     $  (23,367)

-----------------------------------------------------------------------------------------


6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2011 were as follows:


------------------------------------------------------------------------------------------------
                                       Asset Derivatives 2011    Liabilities Derivatives 2011
                                      -------------------------  ----------------------------
                                           Balance                   Balance
             Derivatives               Sheet Location    Value   Sheet Location     Value
------------------------------------------------------------------------------------------------
 Forward foreign currency contracts   Receivables       $--      Payables          $23,953
------------------------------------------------------------------------------------------------
 Total                                                  $--                        $23,953

------------------------------------------------------------------------------------------------


The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2011 was as follows:


----------------------------------------------------------------------------------------------------------------
                                                                                             Change in
                                                                                         Unrealized Gain or
                              Location of Gain or (Loss)          Realized Gain or           (Loss) on
                                    On Derivatives             (Loss) on Derivatives   Derivatives Recognized
       Derivatives               Recognized in Income           Recognized in Income         in Income
----------------------------------------------------------------------------------------------------------------
 Forward foreign         Net realized loss on forward               $ (101,423)
 currency contracts      foreign currency contracts and
                         other assets and liabilities
                         denominated in foreign currencies

 Forward foreign         Change in unrealized gain (loss)                                   $   25,574
 currency contracts      on forward foreign currency
                         contracts and other assets and
                         liabilities denominated in foreign
                         currencies

 Interest Rate Futures   Net realized loss on futures               $  (40,477)
                         contracts

 Interest Rate Futures   Change in net unrealized gain                                      $ (102,282)
                         (loss) on futures contracts

----------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Subsequent Events
On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust


Officers                                        Trustees
John F. Cogan, Jr., President                   John F. Cogan, Jr., Chairman
Daniel K. Kingsbury, Executive Vice President   David R. Bock
Mark E. Bradley, Treasurer                      Mary K. Bush
Christopher J. Kelley, Secretary                Benjamin M. Friedman
                                                Margaret B.W. Graham
                                                Daniel K. Kingsbury
                                                Thomas J. Perna
                                                Marguerite A. Piret
                                                Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

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                                                                              41

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42

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44
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                                                                              45

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   19636-05-0811


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 29, 2011

* Print the name and title of each signing officer under his or her signature.